EXHIBIT 10.9

RETIREMENT PLAN
FOR SALARIED EMPLOYEES
OF RAYONIER INC.

Amended and Restated as of January 1, 2014

FOREWORD
The Plan as set forth in this document is known as the Retirement Plan for Salaried Employees of Rayonier Inc. (hereinafter called the Plan). Originally effective on March 1, 1994, this Plan has been restated from time to time to comply with requirements of the Internal Revenue Code (the “Code”). The Plan is a “Cycle D” plan, as explained in Rev. Proc. 2007-44 of the Internal Revenue Service. The Plan’s current remedial amendment period expires January 31, 2015. The Company now amends, restates and continues the Plan to comply with applicable changes in the law (and various regulations and other guidance) as set forth in the 2013 Cumulative List issued by the Internal Revenue Service in Notice 2013‑84 for Cycle D plans, including, but not limited to changes under the Pension Protection Act of 2006 (PPA), the U.S. Troop Readiness, Veterans’ Care, Katrina Recovery and Iraq Accountability Appropriations Act of 2007, the Heroes Earnings Assistance and Relief Tax Act of 2008 (HEART Act), the Worker, Retiree, and Employer Recovery Act of 2008 (WRERA), the Small Business Jobs Act of 2010 (SBJA), the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010 (PRA 2010), the Moving Ahead for Progress in the 21st Century Act (MAP-21), and the American Taxpayer Relief Act of 2012 (ATRA).
This restated Plan also includes provisions applicable to the merger of the Employees Retirement Income Plan for Rayonier Incorporated Hourly Employees at the Wood Products Facilities into this Plan, effective as of June 27, 2014, as set forth in Appendix B.
This Plan is intended to be a tax-qualified plan and comply with all requirements of Code Section 401(a) and related treasury regulations. The trust which is being employed as a funding vehicle for plan benefits is intended to comply with Code Section 501(a).
Unless otherwise expressly provided in this Plan and consistent with applicable law, (i) the rights and benefits of any Member who retires or whose employment is terminated, whichever first occurs, are determined in accordance with the provisions of the Plan in effect at the time of such retirement or termination, and (ii) no revision to the Plan shall deprive any Member who retires or whose employment is terminated prior to such revisions, of any rights and benefits which theretofore had accrued under the Plan.
For purposes of the Plan, applicable law means (i) the Code, (ii) ERISA (as defined in Section 1.17 hereof), (iii) such regulations, rulings, notices and other written guidance issued by federal agencies under the authority of the Code, ERISA or other federal legislation, and (iv) case law and any other applicable federal, state or local law affecting and binding on the Plan, the Company, the Plan Administration Committee, the Trustee and other Plan fiduciaries. Subject to the preceding sentence, the Plan shall be construed, regulated and administered under the laws of the State of Florida, to the extent such laws are not superseded by applicable federal law.
This amended and restated plan document is generally effective January 1, 2014, unless the context indicates otherwise, or as required by applicable law or regulations.

i

RETIREMENT PLAN FOR SALARIED EMPLOYEES
OF RAYONIER INC.

TABLE OF CONTENTS

Page

FOREWORDi
ARTICLE 1 – DEFINITIONS1
ARTICLE 2 – SERVICE8
2.01Eligibility Service    8
2.02Benefit Service    12
2.03Questions Relating to Service Under the Plan    14
ARTICLE 3 – MEMBERSHIP16
3.01Persons Employed on the Effective Date    16
3.02Persons First Employed as Employees On or After the Effective Date    16
3.03Reemployment After March 1, 1994, of ITT Rayonier Incorporated Salaried Employees    16
3.04Persons Employed as a Leased Employee With the Company or an Associated Company    17
3.05Persons Employed as Other Than Employees by the Company    17
3.06Reemployment of Former Employees, Former Members and Retired Members    17
3.07Termination of Membership    18
3.08Merged Plans of Former Employees    18
3.09Questions Relating to Membership in the Plan    18
ARTICLE 4 – BENEFITS19
4.01Normal Retirement Allowance    19
4.02Postponed Retirement Allowance    21
4.03Standard Early Retirement Allowance    22
4.04Special Early Retirement Allowance    23
4.05Vested Benefit    24
4.06Forms of Benefit Payment After Retirement    24
4.07Survivor’s Benefit Applicable Before Retirement    32
4.08Maximum Benefits Under Code Section 415    40
4.09No Duplication    49
4.10Payment of Benefits    49
4.11Reemployment of Former Member or Retired Member    51
4.12Top-heavy Provisions    53

13	Payment of Medical Benefits for Benefits for Certain Members Who Retire Under the Plan 55
4.14Transfers From Hourly Plans Maintained by the Company or an Associated Company    56
4.15Direct Rollover of Certain Distributions    57
4.16Mandatory Distributions    58
4.17Benefit Restrictions Under Code Section 436    66
ARTICLE 5 – ADMINISTRATION OF PLAN76

5.01Appointment of Plan Administration Committee    76
5.02Pension and Savings Plan Committee    76
5.03Named Fiduciaries    76
5.04Meetings and Action of Majority    76
5.05Duties of Committees    77

06	Management of Plan Assets 77
5.07Establishment of Rules and Rights of Plan Administration Committee    77
5.08Prudent Conduct and Limitation of Liability    77
5.09Claims and Review Procedure    78
ARTICLE 6 – CONTRIBUTIONS80
6.01Company Contributions    80

02	Return of Contributions 80
ARTICLE 7 – MANAGEMENT OF FUNDS81
7.01Trustee    81
7.02Exclusive Benefit Rule    81
7.03Investment in Company Securities or Real Property    81
7.04Appointment of Investment Managers    82
ARTICLE 8 – CERTAIN RIGHTS AND LIMITATIONS83
8.01Termination of the Plan    83
8.02Limitation Concerning Highly Compensated Employees or Highly Compensated Former Employees    83
8.03Conditions of Employment Not Affected by Plan    84
8.04Offsets    84
8.05Denial of Benefits    85
8.06Change in Control    85
8.07Prevention of Escheat    88
ARTICLE 9 – NONALIENATION OF BENEFITS89
ARTICLE 10 – AMENDMENTS91
APPENDIX A93
APPENDIX B95
APPENDIX C127
APPENDIX D148
APPENDIX E169
APPENDIX F198

ARTICLE 1 – DEFINITIONS

1.01
Accrued Benefit shall mean, as of any date of determination, the retirement allowance computed under Section 4.01(b) on the basis of the Member’s Benefit Service and applicable components of the Plan formula as of the determination date and with respect to the amount determined under Section 4.01(b)(i)(4), the applicable components of the Prior Salaried Plan as of the determination date.

1.02	Annuity Starting Date shall mean the first day of the first period for which an amount is due on behalf of a Member or former Member as an annuity or any other form of payment under the Plan.

1.03
Appendix shall mean one, some or all of the appendices attached to this restated Plan document (as the context may indicate) and any additional appendix which may be added to the Plan from time to time. The Appendices are used to record (i) the tables of factors which are used in determining the amount of the various forms of benefits payable under the Plan, and (ii) the benefits, rights, features, terms and conditions applicable to Members who participated in plans that have been merged into this Plan. Each Appendix is incorporated into the Plan by reference and shall be considered part of the Plan. As of the date of this restatement, the Plan includes Appendices A through F, as identified in the table of contents hereto. Notwithstanding the other provisions of the Plan, the terms of an Appendix shall apply to the affected Participants.

1.04
Associated Company shall mean any subsidiary or affiliated company of Rayonier Inc. not participating in the Plan which is (i) a component member of a controlled group of corporations (as defined in Code Section 414(b)), which controlled group of corporations includes as a component member Rayonier Inc., (ii) any trade or business under common control (as defined in Code Section 414(c)) with Rayonier Inc., (iii) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes Rayonier Inc. or (iv) any other entity required to be aggregated with Rayonier Inc. pursuant to regulations under Code Section 414(o), during the period such entity is described in clause (i), (ii), (iii), or (iv). Notwithstanding the foregoing, for purposes of the preceding sentence and Section 4.08 of the Plan, the definitions of Code Section 414(b) and (c) shall be modified as provided in Code Section 415(h).

1.05	Beneficiary shall mean any person or entity named by a Member by written designation to receive certain benefits payable in the event of his or her death as provided under Section 4.07.

1.06	Benefit Service shall mean employment recognized as such for the purposes of computing a benefit under the Plan as provided under Article 2.

1.07	Board of Directors shall mean the Board of Directors of Rayonier Inc. or of any successor to Rayonier Inc. by merger, purchase or otherwise.

1.08
Change in Control shall mean the occurrence of any one or more of the following events: (i) subject to the conditions contained in the final paragraph of this definition, the filing of a report on Schedule 13D with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the “Act”) disclosing that any person, other than the Corporation or any employee benefit plan sponsored by the Corporation, is the beneficial owner (as the term is defined in Rule 13d‑3 under the Act) directly or indirectly, of securities

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representing 20% or more of the total voting power represented by the Corporation’s then outstanding Voting Securities (calculated as provided in Paragraph (d) of Rule 13d‑3 under the Act in the case of rights to acquire Voting Securities); or (ii) the purchase by any person, other than the Corporation or any employee benefit plan sponsored by the Corporation, of shares pursuant to a tender offer or exchange offer to acquire any Voting Securities of the Corporation (or securities convertible into such Voting Securities) for cash, securities, or any other consideration, provided that after consummation of the offer, the person in question is the beneficial owner, directly or indirectly, of securities representing 20% or more of the total voting power represented by the Corporation’s then outstanding Voting Securities (all as calculated under clause (i)); or (iii) the approval by the shareholders of the Corporation of (A) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation (other than a merger of the Corporation in which holders of Common Shares of the Corporation immediately prior to the merger have the same proportionate ownership of Common Shares of the surviving corporation immediately after the merger as immediately before), or pursuant to which Common Shares of the Corporation would be converted into cash, securities, or other property, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Corporation; or (iv) a change in the composition of the Board of Directors of the Corporation at any time during any consecutive 24‑month period such that “continuing directors” cease for any reason to constitute at least a 70% majority of the Board. For purposes of this definition of “Change in Control,” the term “Voting Securities” means any securities of the Corporation which vote generally in the election of members of the Board of Directors and the term “continuing directors” means those members of the Board who either were directors at the beginning of a consecutive 24‑month period or were elected during such period by or on the nomination or recommendation of at least a 70% majority of the then-existing Board.
So long as there has not been a Change in Control within the meaning of clause (iv) above, the Board of Directors may adopt by a 70% majority vote of the “continuing directors” a resolution to the effect that the occurrence of an event described in clause (i) (a “Clause (i) Event”) does not constitute a “Change in Control” (an “Excluding Resolution”) or a resolution to the effect that the occurrence of a Clause (i) Event does constitute a “Change in Control” (an “Including Resolution”). The adoption of an Excluding Resolution with respect to any Clause (i) Event shall not deprive the Board of Directors of the right to adopt an Including Resolution with respect to such Clause (i) Event at a later date. A Clause (i) Event shall not in and of itself constitute a “Change in Control” until the earlier of (x) the effective date of an Including Resolution with respect thereto or (y) the passage of a period of 30 calendar days after the occurrence thereof without an Excluding Resolution having been adopted with respect thereto; notwithstanding the adoption of an Excluding Resolution within the 30‑day period referred to in (y), an Including Resolution may subsequently be adopted with respect to the relevant Clause (i) Event while it continues to exist, in which event a “Change in Control” shall be deemed to have occurred for purposes of this definition upon the effective date of such Including Resolution. The provisions of this second paragraph of the definition of “Change in Control” relate only to situations where a Clause (i) Event has occurred and no Change in Control within the meaning of clause (ii), (iii), or (iv) of the preceding paragraph has occurred, and nothing in this paragraph shall derogate from the principle that the occurrence of an event described in clause (ii), (iii), or (iv) of the preceding paragraph shall be deemed an immediate Change in Control regardless of whether or not a Clause (i) Event has occurred and an Excluding Resolution or Including Resolution become effective.

1.09	Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

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1.10
Company shall mean Rayonier Inc. (formerly known as ITT Rayonier Corporation) with respect to its Employees; and any Participating Unit with respect to its Employees. Unless otherwise noted, when used herein, the term Company shall collectively include Rayonier Inc. and any Participating Unit.

1.11
Compensation shall mean, except as provided otherwise in Article 3, the total remuneration paid to a Member (whether before or after membership in the Plan) for services rendered on and after the Effective Date, including annual base salary, overtime, leadman’s pay, shift differential, and bonuses paid under the Rayonier Inc. local bonus and gain share plans as in effect on March 1, 1994, (determined prior to any pre-tax contributions under a “qualified cash or deferred arrangement,” as defined under Code Section 401(k) and its applicable regulations, under a “cafeteria plan,” as defined under Code Section 125 and its applicable regulations, or under a “qualified transportation fringe,” as defined under Code Section 132(f) and its applicable regulations), and for Members who receive no other source of remuneration from the Company, commissions, but excluding, except to the extent specifically included above, foreign service pay, automobile allowance, separation pay, incentive pay or other special pay or allowances of similar nature, commissions for any Member who receives any other form of remuneration from the Company, bonuses, and the cost of any public or private employee benefit plans, including the Plan.

Notwithstanding the foregoing, effective August 23, 2004, with respect to certain traders at the Portland facility of International Wood Products, Compensation shall include all remuneration paid to said traders in the form of base salary, bonus under the Rayonier Inc. local bonus and gain share plans, and commissions; however, for purposes of the determination of Final Average Compensation, all of said remuneration shall be treated as Compensation in excess of annual base salary.
Compensation taken into account for any purpose under the Plan, including the determination of Final Average Compensation, shall not exceed $260,000 (as adjusted from time to time by the Secretary of the Treasury in accordance with Code Section 401(a)(17)(B)).
Effective January 1, 2009, in accordance with Code Section 414(u)(12), Compensation shall include any differential wage payment (within the meaning of Code Section 3401(h)(2)) made by the Company to an individual who does not currently perform services for the Company by reason of qualified military service (within the meaning of Code Section 414(u)(5)) to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Company.

1.12	Early Retirement Date shall mean the date as determined in the manner set forth in Section 4.03.

1.13	Effective Date shall mean March 1, 1994. The general effective date of this restatement is January 1, 2014.

1.14
Eligibility Service shall mean any employment recognized as such for the purposes of meeting the eligibility requirements for membership in the Plan and for eligibility for benefits under the Plan as provided under Article 2.

1.15
Employee shall mean any person regularly employed by the Company who is paid from a payroll maintained in the continental United States, Hawaii, Puerto Rico or the U.S. Virgin Islands and who receives regular and stated compensation other than a pension or retainer; provided,

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however, that except as the Board of Directors or the Plan Administration Committee, pursuant to the authority delegated to it by the Board of Directors, may otherwise provide on a basis uniformly applicable to all persons similarly situated, no person shall be an Employee for purposes of the Plan who is (i) engaged as a consultant, (ii) a non-resident alien, (iii) paid on an hourly basis and who, under the Company’s employment classification practices, is considered as an hourly-rated employee for purposes of the Company’s employee benefit plans, (iv) accruing benefits in respect of current service under any other pension, retirement, qualified profit-sharing or other similar plan of the Company (other than the Rayonier Inc. Investment and Savings Plan for Salaried Employees,) or of any Associated Company, (v) a Leased Employee, or (vi) a Non‑Benefits Worker. In addition, no person shall be an Employee for purposes of the Plan whose terms and conditions of employment are determined by a collective bargaining agreement with the Company which does not make this Plan applicable to such person. Any person considered to be an independent contractor by the Company shall not be considered an Employee even if he is reclassified as an employee by any taxing authority such as the Internal Revenue Service or any other authority or agency.

1.16
Equivalent Actuarial Value shall mean equivalent value of a benefit under the Plan determined on the basis of the applicable factors set forth in Appendix A, except as otherwise specified in the Plan. In any other event, Equivalent Actuarial Value shall be determined on the same actuarial basis utilized to compute the factors set forth in Appendix A.

1.17	ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.18	Final Average Compensation shall mean the sum of:

(a)	The average of a Member’s annual base salary recognized as Compensation received in any five calendar years of Eligibility Service in which such annual base salary was highest, plus

(b)
The average of a Member’s annual Compensation in excess of annual base salary received in any five calendar years of Eligibility Service in which such Compensation was highest; provided, however, that the calendar years on which such averages are based shall be any five calendar years during the last 120 calendar months of a Member’s Eligibility Service, or if the Member has less than five calendar years of Eligibility Service, all of his or her calendar years of Eligibility Service; provided, further, however, that (i) the annual base salary earned in any calendar year and taken into account for purposes of “Final Average Compensation,” and (ii) the amount in excess of base annual salary earned in any calendar year and taken into account for purposes of “Final Average Compensation,” and (iii) the sum of (i) and (ii) taken into account for any calendar year, each shall be subject to the provisions of Code Section 401(a)(17). If the Member terminates employment before the last day of the calendar year or otherwise experiences an interruption in Eligibility Service, the Plan Administration Committee shall, in accordance with rules uniformly applicable to all persons similarly situated, determine the amount of the Member’s Final Average Compensation. The limitation of Code Section 401(a)(17) shall be applied to the sum of (i) and (ii) before determining the years in which base salary and amounts in excess of base salary are highest. If the Member terminates employment before the last day of the calendar year or otherwise experiences an interruption in Eligibility Service, the limitation under Code Section 401(a)(17) shall be applied to base salary, amounts in excess of base salary, and the sum of the two amounts that are taken into account for Final Average Compensation for the year of termination or other interruption on a month-by-month basis whether or not

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consecutive. The term Eligibility Service as used in this Section shall include all service recognized as Eligibility Service for purposes of eligibility requirements under Article 2.

1.19	Hour of Service shall mean hours of employment as defined pursuant to the provisions of Section 2.01(c).

1.20
IRS Interest Rate shall mean the applicable interest rate described in Code Section 417(e) after its amendment by PPA. Specifically, the applicable interest rate shall be the adjusted first, second, and third segment rates applied under the rules similar to the rules of Code Section 430(h)(2)(C) for the second full month (known as the lookback month) preceding the Stability Period. For this purpose, the first, second, and third segment rates are the first, second, and third segment rates which would be determined under Code Section 430(h)(2)(C) if:

(a)
Code Section 430(h)(2)(D) were applied by substituting the average yields for the month described in the preceding paragraph for the average yields for the 24-month period described in such section, and

(b)	Code Section 430(h)(2)(G)(i)(II) were applied by substituting “Section 417(e)(3)(A)(ii)(II)” for “Section 412(b)(5)(B)(ii)(II).”

1.21
IRS Mortality Table shall mean the applicable mortality table within the meaning of Code Section 417(e)(3)(B), as initially described in Revenue Ruling 2007-67, as in effect on the first day of the applicable Stability Period.

1.22	Leased Employee shall mean any person as so defined in Code Section 414(n) by virtue of his or her performance of services for the Company or an Associated Company.

1.23	Member shall mean any person included in the membership of the Plan as provided in Article 3.

1.24
Non‑Benefits Worker shall mean any individual designated by the Company as ineligible to participate in any Company-sponsored employee benefit program and any individual who the Company considers to be an independent contractor. The designation of an individual as a Non‑Benefits Worker by the Company shall be final and not subject to any redetermination of employment classification by any taxing authority such as the Internal Revenue Service or any other governmental authority or agency.

1.25	Normal Retirement Date shall mean the first day of the calendar month coincident with or next following the date the Employee attains age 65, which is his or her Normal Retirement Age.

1.26
Parental Leave shall mean a period in which a person is absent from work because of the person’s pregnancy, the birth of a person’s child, the adoption by a person of a child, or for purposes of caring for that child, for a period beginning immediately following such birth or adoption.

1.27
Participating Unit shall mean, in addition to Rayonier Inc., any subsidiary or affiliated company of Rayonier Inc., any designated location(s) only of such subsidiary or affiliated company or any designated unit(s) only of such subsidiary, or affiliated company which has by appropriate action of the Board of Directors been designated as a Participating Unit and the board of directors of any such subsidiary or affiliated company shall have taken appropriate action to adopt the Plan. The Board of Directors shall take action (i) to designate such entity as a Participating Unit, (ii) to

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determine that such persons are Employees, and (iii) to establish, by written amendment of the Plan, the terms and conditions under which such Employees are to be included in the Plan.
If a group of persons is transferred to or assigned to a Participating Unit or is hired by a Participating Unit as the result of the opening or purchase of a plant or the merger of one unit into another, such persons shall not be deemed to be Employees for purposes of the Plan until further action by the Board of Directors, by written amendment of the Plan, including the determination that such persons are Employees for purposes of the Plan, and the establishment of the terms and conditions under which such Employees are to be included in the Plan.
To the extent that the Board of Directors shall have authorized and established the basis for recognition under the Plan of service with a predecessor corporation(s), if any, reference in this Plan to service with a Participating Unit shall include service with the predecessor corporation(s) of such Participating Unit, provided that all or part of the business and assets of any such corporation shall have been acquired by Rayonier Inc. or by a Participating Unit.

1.28	Pension and Savings Plan Committee shall mean the committee established by Rayonier Inc. for the purposes of managing the assets of the Plan as provided in Article 5.

1.29	Plan shall mean the Retirement Plan for Salaried Employees of Rayonier Inc. as set forth herein or as hereafter amended.

1.30	Plan Administration Committee shall mean the committee established for the purposes of administering the Plan as provided in Article 5.

1.31	Plan Year shall mean the calendar year.

1.32
Postponed Retirement Date shall mean, with respect to an Employee who does not retire at Normal Retirement Date but who works after such date, the first day of the calendar month coincident with or next following the date on which such Employee retires from active service. No retirement allowance shall be paid to the Employee until his or her Postponed Retirement Date, except as otherwise provided in Article 4.

1.33
Prior Salaried Plan shall mean the Retirement Plan for Salaried Employees of ITT Incorporated (now known as the “ITT Industries Salaried Retirement Plan”), as in effect on February 28, 1994, and as thereafter amended from time to time.

1.34	Qualified Joint and Survivor Annuity shall mean an annuity described in Section 4.06(a)(i).

1.35	Regulation shall mean the regulations promulgated pursuant to and under the Code, by the Secretary of the Treasury or a delegate of the Secretary of the Treasury, and as amended from time to time.

1.36	Severance Date shall mean the date an Employee is considered to have severed his or her employment as defined pursuant to the provisions of Section 2.01(b).

1.37
Social Security Benefit shall mean the amount of annual old age or disability insurance benefit under Title II of the Federal Social Security Act as determined by the Plan Administration Committee under reasonable rules uniformly applied, on the basis of such Act as in effect at the time of retirement or termination to which a Member or former Member is or would upon application be entitled, even though the Member does not receive such benefit because of his or

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her failure to apply therefor or he or she is ineligible therefor by reason of earnings he or she may be receiving in excess of any limit on earnings for full entitlement to such benefit. In computing the Member’s Social Security Benefit, no wage index adjustment or cost of living adjustment shall be assumed with respect to any period after the end of the calendar year in which the Member retires or terminates service. For all years prior to retirement or other termination of employment with the Company where actual earnings are not available, the Member’s Social Security Benefit shall be determined on the basis of the Member’s actual earnings in conjunction with a salary increase assumption based on the actual yearly change in national average wages as determined by the Social Security Administration. If, within a reasonable time after the later of (i) the date of retirement or other termination of employment or (ii) the date on which a Member is notified of the retirement allowance or vested benefit to which he or she is entitled, the Member provides documentation from the Social Security Administration as to his or her actual earnings history with respect to those prior years, his or her Social Security Benefit shall be redetermined using the actual earnings history. If this recalculation results in a different Social Security Benefit, his or her retirement allowance or vested benefit shall be adjusted to reflect this change. Any adjustment to his or her retirement allowance or vested benefit shall be made retroactive to the date his or her payments commenced. The Plan Administration Committee shall resolve any questions arising under this Section on a basis uniformly applicable to all Employees similarly situated.

1.38	Special Early Retirement Date shall mean the date as determined in the manner set forth in Section 4.04.

1.39
Spousal Consent shall mean written consent given by a Member’s or former Member’s spouse to an election made by the Member or former Member which specifies the form of retirement allowance, vested benefit, Beneficiary, or contingent annuitant designated by the Member or former Member. The specified form or specified Beneficiary or contingent annuitant shall not be changed unless further Spousal Consent is given. Spousal Consent shall be duly witnessed by a notary public, or in accordance with uniform rules of the Plan Administration Committee, by a Plan representative and shall acknowledge the effect on the spouse of the Member’s or former Member’s election. The requirement for Spousal Consent may be waived by the Plan Administration Committee in accordance with applicable law. Spousal Consent shall be applicable only to the particular spouse who provides such consent.

1.40	Stability Period shall mean the Plan Year in which occurs the Annuity Starting Date for the distribution.

1.41
Transferred Employee shall mean an employee of the Company on the Effective Date who is paid on an hourly basis, classified as an hourly-rated employee for purposes of the Company’s employee benefit plans, and who is entitled to a benefit under the Prior Salaried Plan.

1.42	Trustee shall mean the trustee or trustees by which the funds of the Plan are held as provided in Article 7.

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ARTICLE 2 – SERVICE

2.01	Eligibility Service

(a)
Plan Closed to New Participants. Notwithstanding any provision of the Plan to the contrary, Employees first hired by the Company on or after January 1, 2006, are not eligible to participate in the Plan and shall not be credited with Eligibility Service. Prior to the effective date of this Subsection (a), Eligibility Service was determined and credited as set forth in this Section 2.01.

(b)
Eligibility Service On and After the Effective Date. Except as otherwise provided in this Article 2, all uninterrupted employment with the Company or with an Associated Company rendered on and after (i) the Effective Date or (ii) date of employment, if later, and prior to such Member’s Severance Date shall be recognized as Eligibility Service for all Plan purposes. “Severance Date” shall mean the earlier of (i) the date a Member resigns, is discharged, retires or dies or (ii) one year from the date the Member is continuously absent from service for any other reason as provided in this Article 2. Eligibility Service for any period of employment rendered prior to the Effective Date shall be determined as set forth in Section 2.01(h).

(c)
Eligibility Service for Plan Membership by Employees Hired on Other Than a Full-Time Basis. With respect to any Employee whose employment with the Company or with an Associated Company is on a temporary or less than full-time basis, “one year of Eligibility Service” for purposes of meeting the requirements for membership in the Plan as provided in Article 3 shall mean a period of 12 consecutive months of employment and measured from the date on which he or she first completes an Hour of Service or from any subsequent anniversary thereof and during which he or she has completed at least 1,000 Hours of Service with the Company or with an Associated Company. After such an Employee has met the requirements for membership in the Plan as provided in Article 3, Eligibility Service for purposes of meeting the eligibility requirements for benefits and for vesting shall be determined in accordance with Sections 2.01(b) and 2.01(h).

“Hours of Service” shall include hours worked and hours for which a person is compensated by the Company or by an Associated Company for the performance of duties for the Company or an Associated Company, although he or she has not worked (such as: paid holidays, paid vacation, paid sick leave, paid time off and back pay for the period for which it was awarded), and each such hour shall be computed as only one hour, even though he or she is compensated at more than the straight time rate. This definition of “Hours of Service” shall be applied in a consistent and non-discriminatory manner in compliance with 29 Code of Federal Regulations, Section 2530.200b‑2(b) and (c) as promulgated by the United States Department of Labor and as may hereafter be amended.
Solely for purposes of this Paragraph (c), if a temporary or less than full-time Employee does not complete more than 500 Hours of Service in the 12 month period beginning on the date on which he or she first completes an Hour of Service or beginning on any subsequent anniversary thereof (which for purposes of this Paragraph (c) shall be known as the “computation period”), he or she shall incur a one-year break in service. Solely for purposes of determining whether such an Employee has incurred a break in service, hours shall include each Hour of Service for which such Employee would otherwise have been credited

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under this Paragraph (c) were it not for the Employee’s absence due to Parental Leave. Hours of Service credited under the preceding sentence shall not exceed the number of hours needed to avoid a break in service in the computation period in which the Parental Leave first began, and in any event shall not exceed 501 hours; if no hours are needed to avoid a break in service in such computation period, then the provisions of the preceding sentence shall apply as though the Parental Leave began in the immediately following computation period. If such an Employee has had a break in service before becoming eligible for membership, Eligibility Service shall begin from the date of his or her return to the employ of the Company or an Associated Company. Except as otherwise provided in this Article 2, his or her Eligibility Service before the break in service shall be restored only upon completion of one year of Eligibility Service within the 12-month period following his or her break in service. If, however, the periods of consecutive one-year breaks in service equals or exceeds the greater of (i) five years or (ii) the total number of years of Eligibility Service before the break in service, his or her Eligibility Service prior to the break shall never be restored.

(d)
Employment with the Company or an Associated Company but not as an Employee. Eligibility Service with respect to prior employment rendered by any person who, on or after the Effective Date and prior to the date on which he or she becomes an Employee, is or was in the employ of the Company or an Associated Company but not as an Employee shall, subject to the provisions of Section 2.01(f) and Section 2.01(g), be equal to:

(i)    the number of years credited to him, if any, on the basis of the “1,000 hour rule” under a pension plan maintained by the Company or an Associated Company applicable to him or her for the period of such prior employment ending on the last day of the calendar year preceding the date on which he or she becomes an Employee or the date on which such prior employment terminated, plus
(ii)    the greater of (1) the service credited to him, if any, on the basis of the “1,000 hour rule” for the portion of the calendar year ending on the date immediately preceding the date he or she becomes an Employee or the date on which such prior employment terminated, or (2) the Eligibility Service he or she would be credited with under this Plan for the entire calendar year in which the transfer or termination of employment took place.
Notwithstanding the foregoing provisions of this Paragraph (d), in the event a person’s prior employment was not covered by or credited under a pension plan which recognized employment on the basis of the “1,000 hour rule,” any such prior employment with the Company or an Associated Company whether rendered before or after the Effective Date shall be recognized in accordance with the terms of this Article 2.

(e)
Certain Absences to be Recognized as Eligibility Service. Except as otherwise indicated in this Article 2, the following periods of approved absence rendered on and after the Effective Date shall be recognized as Eligibility Service under the Plan and shall not be considered as breaks in Eligibility Service:

(i)    The period of any leave of absence granted in respect of service with the armed forces of the United States on or after the Effective Date provided the Employee shall have returned to the service of the Company or an Associated Company in accordance with reemployment rights under applicable law and shall have complied with all of the requirements of such law as to reemployment.

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(ii)    Except as provided by law, the period on or after the Effective Date of any leave of absence granted in respect of service, not exceeding two years, with any other agency or department of the United States Government.
(iii)    The period on and after the Effective Date of any total and permanent disability during which an Employee becomes entitled to a disability benefit under Title II of the Federal Social Security Act as amended from time to time or the period on and after the Effective Date of total and permanent disability as determined by the Plan Administration Committee on the basis of such medical information as it shall require.
(iv)    The period of any leave of absence on and after the Effective Date during which Company sickness or accident benefits are payable.
(v)    The period on and after the Effective Date of any leave of absence approved by the Company during which an Employee is paid Compensation at a rate which is at least one‑half of the Employee’s basic rate of Compensation in effect immediately prior to such leave.
(vi)    In any event, Eligibility Service shall include the period, with or without Compensation, immediately preceding the Employee’s Severance Date but not in excess of 12 consecutive months inclusive of those periods of approved absences already included in Subparagraphs (i) through (v) above, during which an Employee is continuously absent from service.
(vii)    The period between an Employee’s Severance Date and his or her reemployment if he or she returns to the employ of the Company or an Associated Company before the first anniversary date of his or her Severance Date; provided, however, that the combined periods recognized under Subparagraph (vi) above and under this Subparagraph (vii) shall not exceed 12 consecutive months.
(viii)    The period of any periodic salary continuation payments an Employee receives under any severance pay plan of the Company other than the Rayonier Inc. Executive Severance Pay Plan (the “Executive Severance Plan”).
Except to the extent provided under Subparagraph (vi), and if applicable, under Subparagraph (vii) above, if an Employee fails to return to active employment upon expiration of the approved absences specified in Subparagraphs (i), (ii), (iv) and (v) above, such periods of approved absence shall not be considered as Eligibility Service under the Plan.

(f)
Breaks in Service. All absences from the Company or from an Associated Company, other than the absences specified in Paragraph (e) above, shall be considered as breaks in Eligibility Service; provided, however, that in no event shall there be a break in Eligibility Service if an Employee (i) is continuously absent from service with the Company or with an Associated Company and returns to the employ of the Company or an Associated Company before the first anniversary of his or her Severance Date or (ii) is absent from work because of a Parental Leave and returns to the employ of the Company or an Associated Company within two years of his or her Severance Date. If the provisions of clause (ii) above are applicable, the first year of such absence for Parental Leave, measured from an Employee’s Severance Date, shall not be considered in determining the Employee’s period of break in service for purposes of Section 2.01(g) below.

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(g)	Bridging Breaks in Service.
(i)    If an Employee has a break in service and such Employee was eligible for a vested benefit under Section 4.05 at the time of his or her break in service, then, except as otherwise provided in Section 4.11, employment both before and after the Employee’s absence shall be immediately recognized as Eligibility Service, subject to the provisions of this Section 2.01, upon his or her return to the employ of the Company or an Associated Company.
(ii)    If an Employee has a break in service and such Employee was not eligible for a vested benefit under Section 4.05 at the time of his or her break in service, Eligibility Service shall begin from the date of his or her return to the employ of the Company or an Associated Company. If such Employee returns to the employ of the Company or an Associated Company and the period of the Employee’s break is less than the greater of (1) five years or (2) the service rendered prior to such break, the service prior to such break shall be included as Eligibility Service, subject to the provisions of this Section 2.01, only upon completion of at least 12 months of Eligibility Service following his or her break in service. However, if the period of the Employee’s break in service equals or exceeds the greater of (1) five years or (2) the service rendered prior to such break, the service rendered prior to such break shall be included as Eligibility Service, subject to the provisions of this Section 2.01, only upon completion of a period of Eligibility Service equal to the lesser of the period of his or her break in service or ten years. Notwithstanding the foregoing sentence, if an Employee has a break in service that commences on or after January 1, 2006, and the Employee returns to the employ of the Company or an Associated Company, the service prior to such break shall be included as Eligibility Service only if the Employee’s break is less than the greater of (1) five years or (2) the service prior to such break.

(h)	Eligibility Service Prior to the Effective Date.
Notwithstanding any foregoing provisions to the contrary, Eligibility Service shall include (i) with respect to any person who becomes a Member of the Plan on the Effective Date pursuant to the provisions of Section 3.01(a) or (b) or Section 3.05, any employment rendered by such Member prior to the Effective Date to the extent such employment is recognized as Eligibility Service under the provisions of the Prior Salaried Plan, (ii) with respect to any person who was employed by ITT Rayonier Incorporated on a salaried basis as of February 28, 1994, but was not a member of the Prior Salaried Plan as of such date and who becomes a Member of the Plan on or after the Effective Date pursuant to the provisions of Section 3.01(c), any uninterrupted employment with the Company or with an Associated Company rendered by such Member prior to the Effective Date and prior to his or her Severance Date, and (iii) with respect to any person who was employed by ITT Rayonier Incorporated on a salaried basis on December 1, 1993, but was not employed by the Company on the Effective Date, any employment rendered by the Member prior to the Effective Date to the extent such employment is recognized as Eligibility Service under the provisions of the Prior Salaried Plan. With respect to a person not described in clause (i), (ii), or (iii) of the preceding sentence who becomes a Member after the Effective Date, Eligibility Service for the purpose of determining eligibility for benefits but not for the purpose of determining eligibility for Plan membership or Final Average Compensation shall include, subject to the provisions of Section 2.01(g)(ii) with respect to bridging breaks in service, any employment with ITT Rayonier Incorporated rendered by such Member prior to the

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Effective Date to the extent such employment is recognized or would have been recognized as Eligibility Service under the provisions of the Prior Salaried Plan.

2.02	Benefit Service

(a)
Benefit Service On and After the Effective Date. Except as hereinafter otherwise provided, all uninterrupted employment with the Company rendered by a Member as an Employee on and after the Effective Date and prior to his or her Severance Date shall be recognized as Benefit Service under the Plan. Benefit Service for any period of employment rendered prior to the Effective Date shall be determined as set forth in Section 2.02(f).

(b)
Employment with an Associated Company. Except as otherwise provided in an Appendix to the Plan, no employment with an Associated Company rendered by a Member shall be recognized as Benefit Service under the Plan; except, if a Member completes 36 months of Eligibility Service as an Employee, any employment rendered on and after the Member’s date of hire with an Associated Company before classification as an Employee shall be recognized as Benefit Service subject to any limitations for the Associated Company at which the Member was employed set forth in writing by the Plan Administration Committee. If a Member ceases to be an Employee and is again employed at an Associated Company, such further employment will not be recognized as Benefit Service unless and until the Member again (i) becomes an Employee and (ii) completes 36 months of Eligibility Service as an Employee. Notwithstanding any provision of the Plan to the contrary, if an employee is hired by an Associated Company on or after January 1, 2006, and subsequently becomes an Employee, no period of service with the Associated Company or as an Employee will be recognized as Benefit Service.

(c)
Employment with the Company but not as an Employee. Except as otherwise provided in Section 3.04, with respect to (i) any person who on or after the Effective Date and immediately prior to the date on which he or she becomes an Employee, is in the employ of the Company but not as an Employee and (ii) any Member who completes an Hour of Service on and after the Effective Date, and who thereafter ceases to be an Employee but remains in the employ of the Company, and on or after the Effective Date again becomes an Employee, uninterrupted employment with the Company otherwise than as an Employee rendered on and after the Effective Date shall be recognized as Benefit Service in accordance with the terms of this Section 2.02, provided such person is a Member of the Plan, upon completion of 36 months of Eligibility Service as an Employee, subject to the limitations set forth in writing by the Board of Directors or the Plan Administration Committee for the Participating Unit at which such person was first employed.

(d)
Certain Absences to be Recognized as Benefit Service. Except as otherwise indicated below, the following periods of approved absence rendered on and after the Effective Date shall be recognized as Benefit Service and shall not be considered as breaks in Benefit Service:

(i)    The period of any leave of absence granted in respect of service with the armed forces of the United States on and after the Effective Date provided the Employee shall have returned to the service of the Company or an Associated Company in accordance with reemployment rights under applicable law and shall have complied with all of the requirements of such law as to reemployment.

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(ii)    Except as provided by law, the period on and after the Effective Date of any leave of absence granted in respect of service, not exceeding two years, with any other agency or department of the United States Government.
(iii)    The period on and after the Effective Date of any total and permanent disability during which an Employee becomes entitled to a disability benefit under Title II of the Federal Social Security Act as amended from time to time; provided, however, that, if such disability benefit ceases to be paid solely due to the Employee’s age, Benefit Service shall include the period of total and permanent disability during which the Employee is entitled or would have been entitled if he or she had participated in the Company’s applicable long term disability plan to receive disability benefit under such long term disability plan.
(iv)    The period on and after the Effective Date of any leave of absence during which Company sickness or accident benefits are payable.
(v)    The period on and after the Effective Date of any leave of absence approved by the Company during which an Employee is paid Compensation at a rate which is at least one‑half of the Employee’s basic rate of Compensation in effect immediately prior to such leave.
(vi)    In any event, Benefit Service shall include the period, with or without Compensation, immediately preceding the Employee’s Severance Date not in excess of 12 consecutive months inclusive of those periods of approved absences already included in Subparagraphs (i) through (v) above, during which an Employee is continuously absent from service.
(vii)    The period of any periodic salary continuation payments an Employee receives under any severance pay plan of the Company other than the Rayonier Inc. Executive Severance Pay Plan (the “Executive Severance Plan”).
Except to the extent provided under Subparagraph (vi) above, if an Employee fails to return to active employment upon expiration of the approved absences specified in Subparagraphs (i), (ii), (iv) and (v) above, such periods of approved absence shall not be considered as Benefit Service under the Plan.
The Compensation of a Member during the periods of absence covered by clause (i), (ii), (iv) or (vi) above shall be the Compensation the Member actually receives during such period. The Compensation of a Member during the period of absence covered by clause (iii) above shall be deemed to be the Member’s Final Average Compensation based on his or her Eligibility Service up to such absence. Unless the Plan Administration Committee determines otherwise on a basis uniformly applicable to all persons similarly situated, the Social Security Benefit of a Member covered by clause (iii) above shall be based on the benefit awarded by the Social Security Administration at the date of his or her total and permanent disability.
The Compensation of a Member during the period of absence covered by clause (vii) above shall be the amount of periodic salary continuation payments that the Member actually receives during such period. Salary continuation payments paid in the form of a lump sum shall be excluded from the Compensation of a Member. Any period of absence for which

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salary continuation payments are paid in the form of a lump sum shall not be considered when determining Benefit Service pursuant to the provisions of this Section 2.02.

(e)	All Other Absences for Employees.
(i)    No period of absence approved by the Company other than those specified in Section 2.02(d) above shall be recognized as Benefit Service.
(ii)    No other absence, other than the absence covered by the exception in clause (i) above, shall be recognized as Benefit Service and any such absence shall be considered as a break in Benefit Service; provided, however, that in no event shall there be a break in Benefit Service if an Employee is continuously absent from service with the Company or with an Associated Company for a period not in excess of 12 months and returns as an Employee to the employ of the Company before the first anniversary date of his or her Severance Date. However, any period between a Severance Date and a reemployment date which is counted as Eligibility Service under Section 2.01(e)(vii) shall not be counted as Benefit Service.
If the Employee was eligible for a vested benefit under Section 4.05 at the time of a break in service, Benefit Service both before and after the Employee’s absence shall be immediately recognized as Benefit Service under the Plan upon his or her return to service.
If the Employee was not eligible for a vested benefit under Section 4.05 at the time of a break in service, Benefit Service shall begin from the date of the Employee’s return to the employ of the Company. However, any Benefit Service rendered prior to such break in service shall be included, subject to the provisions of this Section 2.02, as Benefit Service only at the time that he or she bridges his or her Eligibility Service in accordance with the provisions of Section 2.01(g).

(f)
Benefit Service Prior to the Effective Date. Notwithstanding any foregoing provisions of this Section 2.02 to the contrary, Benefit Service shall include (i) with respect to any person who becomes a Member of the Plan on the Effective Date pursuant to the provisions of Section 3.01(a) or (b) or Section 3.05, any employment rendered by such Member prior to the Effective Date to the extent such employment is recognized as Benefit Service under the provisions of the Prior Salaried Plan, (ii) with respect to any person who was employed by ITT Rayonier Incorporated on a salaried basis as of February 28, 1994, but who was not a Member of the Prior Salaried Plan as of such date and who becomes a Member of the Plan on or after the Effective Date pursuant to the provisions of Section 3.01(c), any uninterrupted employment with the Company rendered by such Member as an Employee prior to the Effective Date and prior to his or her Severance Date, and (iii) with respect to any person who was employed by ITT Rayonier Incorporated on a salaried basis on or after December 1, 1993, but was not employed by the Company on the Effective Date, any employment rendered by the Member prior to the Effective Date to the extent such employment is recognized as Benefit Service under the provisions of the Prior Salaried Plan.

2.03	Questions Relating to Service Under the Plan
If any question shall arise hereunder as to an Employee’s Eligibility Service or Benefit Service, such question shall be resolved in writing by the Plan Administration Committee on a basis uniformly applicable to all Employee(s) similarly situated. The Plan Administration Committee may, with respect to any person or any group of persons which it considers to be not substantial in

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number, determine whether the employment of such person(s), the Company or any Associated Company shall be recognized under the Plan as Eligibility Service or Benefit Service. If, in the judgment of the Plan Administration Committee, a group of persons is considered to be substantial in number, the employment of such persons with the Company or any Associated Company shall not be recognized under the Plan as Eligibility Service or Benefit Service until further action by the Board of Directors. Such further documentation is hereby incorporated into the Plan by reference.

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ARTICLE 3 – MEMBERSHIP

3.01	Persons Employed on the Effective Date

(a)
Any person who is an Employee as defined in Section 1.15 on the Effective Date and who was a member of the Prior Salaried Plan on February 28, 1994, shall become a Member of the Plan on the Effective Date.

(b)
Any person who would be classified as an Employee as defined in Section 1.15 on the Effective Date but is absent from work at the Company by reason of layoff, leave of absence, short term disability or long term disability and who is a Member of the Prior Salaried Plan on February 28, 1994, shall become a Member of the Plan on the Effective Date.

(c)
Any person who is an Employee as defined in Section 1.15 on the Effective Date and who as of February 28, 1994, was not a member of the Prior Salaried Plan but was in the process of satisfying the age and service eligibility requirements for membership in the Prior Salaried Plan, shall become a Member of the Plan as of the first day of the calendar month coincident with or next following the date he or she completes the age and service requirements set forth in Section 3.02(a) and (b).

3.02	Persons First Employed as Employees On or After the Effective Date
Every person who is first employed as an Employee on or after the Effective Date shall become a Member of the Plan as of the first day of the calendar month coincident with or next following the later of:

(a)	the date on which he or she attains the 21st anniversary of his or her birth, or

(b)	the date on which he or she completes one year of Eligibility Service.
Notwithstanding any provision of the Plan to the contrary, no Employee who first completes an Hour of Service on or after January 1, 2006, shall be eligible to become a Member.

3.03	Reemployment After March 1, 1994, of ITT Rayonier Incorporated Salaried Employees
Any person who was employed by ITT Rayonier Incorporated on a salaried basis on December 1, 1993, and who was a member of the Prior Salaried Plan but who terminated employment prior to the Effective Date shall become a Member of the Plan on the first day he is employed as an Employee. However, notwithstanding any provision of the Plan to the contrary, if a Member or any other employee of the Company terminates employment with the Company and all Associated Companies, has a period of absence that includes January 1, 2006, or any day thereafter, and is subsequently restored to service, he shall not receive any Benefit Service for his subsequent period of employment. In addition, amounts paid to the Member during the subsequent period of employment shall not be considered Compensation.

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3.04	Persons Employed as a Leased Employee With the Company or an Associated Company
Any person who is a Leased Employee shall not be eligible to participate in the Plan. However notwithstanding any other Plan provision to the contrary, if a Leased Employee subsequently becomes an Employee as defined in Section 1.15 or an Employee as defined in Section 1.15 subsequently becomes employed as a Leased Employee, uninterrupted employment with the Company or an Associated Company as a Leased Employee, shall be counted for the sole purpose of determining Eligibility Service but not for the purpose of determining Benefit Service; provided, however, that Eligibility Service shall not be counted for any Leased Employee for any period of his or her employment during which the requirements of Code Section 414(n)(5) are met. However, notwithstanding any provision of the Plan to the contrary, in the event a Leased Employee becomes an Employee on or after January 1, 2006, the Employee shall not become a Member hereunder.

3.05	Persons Employed as Other Than Employees by the Company
Every person employed as other than an Employee by a Participating Unit shall become a Member of the Plan as of the first day of the calendar month coincident with or next following the date on which he or she first becomes an Employee, but not unless and until he or she satisfies the same terms and conditions which would have been applicable had he or she always been an Employee at such Participating Unit. Notwithstanding the foregoing, a Transferred Employee shall become a Member on the Effective Date. However, notwithstanding the foregoing, if a person commences employment as other than an Employee on or after January 1, 2006, and subsequently becomes an Employee, the Employee shall not be eligible to become a Member.

3.06	Reemployment of Former Employees, Former Members and Retired Members
Except as provided in Section 3.03, any person reemployed by the Company as an Employee shall be considered a new Employee for membership purposes under the Plan if such Employee was not previously a Member of the Plan.
The membership of any person reemployed by the Company as an Employee shall be immediately resumed if such Employee was previously a Member of the Plan.
If a retired Member or a former Member is reemployed by the Company or by an Associated Company in a capacity other than as a Non-Benefits Worker, his or her membership in the Plan shall be immediately resumed and any payment of a retirement allowance with respect to his or her original retirement or any payment of a vested benefit with respect to his or her original employment shall cease in accordance with the provisions of Section 4.11.
Notwithstanding any provision of the Plan to the contrary, if an Employee is reemployed by the Company on or after January 1, 2006, or terminates employment on or after that date and is subsequently rehired, the Employee shall not receive any Benefit Service for his subsequent period of employment. In addition, amounts paid to the Employee during the subsequent period of employment shall not be considered Compensation.

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3.07	Termination of Membership
Unless otherwise determined by the Plan Administration Committee in writing under rules uniformly applicable to all person(s) or Employee(s) similarly situated, an Employee’s membership in the Plan shall terminate if he or she ceases to be an Employee and he or she is not entitled to either a retirement allowance or vested benefit under Sections 4.01, 4.02, 4.03, 4.04 or 4.05, except that an Employee’s membership shall continue (a) during any period while on leave of absence approved by the Company, (b) while absent by reason of temporary disability, (c) during the period of any total and permanent disability which continues to be recognized as Eligibility Service and Benefit Service as provided in Article 2, (d) while he or she is not an Employee as herein defined but is in the employ of the Company or an Associated Company, or (e) during the period of any periodic salary continuation payments an Employee receives under any severance pay plan of the Company. Employees covered by the Plan may not waive such coverage.

3.08	Merged Plans of Former Employees
From time to time, the Company has maintained other retirement plans or has assumed sponsorship of the retirement plans of predecessor, affiliated or acquired entities. Those plans have been merged into this Plan. Certain benefits rights and features of those merged plans, including but not limited to service credit and eligibility, are protected or preserved by this Plan, and are set forth in an Appendix to this Plan document. Each Appendix is incorporated herein by reference and shall take precedence over contrary provisions of this Article 3, Article 4, and other provisions of the Plan as applicable to the participants and former employees identified in such Appendix. Such participants and former employees shall be considered Members of this Plan, and subject to the terms and conditions of the Plan except as otherwise provided in the applicable Appendix. Additional appendices for plans merged into this Plan following the effective date of this restatement may be added to the Plan document at any time, at the discretion of the Company.

3.09	Questions Relating to Membership in the Plan
If any question shall arise hereunder as to the commencement, duration or termination of the membership of any person(s) or Employee(s) employed by the Company or by an Associated Company, such question shall be resolved by the Plan Administration Committee in writing under rules uniformly applicable to all person(s) or Employee(s) similarly situated. Such further documentation is hereby incorporated into the Plan by reference.

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ARTICLE 4 – BENEFITS

4.01	Normal Retirement Allowance

(a)
The right of a Member to his or her normal retirement allowance shall be nonforfeitable as of his or her Normal Retirement Age. A Member may retire from active service on a normal retirement allowance upon reaching his or her Normal Retirement Date. If a Member postpones his or her retirement and continues in active service after his or her Normal Retirement Date or returns to service after his or her Normal Retirement Date, the provisions of Section 4.02 shall be applicable.

(b)
Benefit. Prior to adjustment in accordance with Sections 4.06(a) and 4.07(c), the annual normal retirement allowance payable on a lifetime basis upon retirement at a Member’s Normal Retirement Date shall be equal to the sum of (i), (ii) and (iii) where:

(i)    equals:

(1)	2% of the Member’s Final Average Compensation multiplied by the portion of the first 25 years of his or her Benefit Service rendered prior to the Effective Date;

(2)
plus 1½% of the Member’s Final Average Compensation multiplied by the next 15 years of his or her Benefit Service rendered prior to the Effective Date, to a combined maximum of 40 years of Benefit Service;

(3)	reduced by 1¼% of the Social Security Benefit multiplied by the portion of his or her years of Benefit Service rendered prior to the Effective Date, and not in excess of 40 years;

(4)
reduced, but not below zero, by the annual normal retirement allowance determined under the provisions of Section 4.01(b) of the Prior Salaried Plan prior to the imposition of any limitations under Code Section 415 and the application of any offset provisions of the Prior Salaried Plan, with respect to the Member’s period of employment rendered prior to the Effective Date which has been credited as Benefit Service hereunder pursuant to the provisions of Section 2.02(f); and

(ii)    equals:

(1)
2% of the Member’s Final Average Compensation multiplied by the portion of the first 25 years of his or her Benefit Service rendered on and after the Effective Date but not later than December 31, 2003;

(2)
plus 1½% of the Member’s Final Average Compensation multiplied by the portion of the next 15 years of his or her Benefit Service rendered on or after the Effective Date but not later than December 31, 2003, to a combined maximum of

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40 years of Benefit Service minus the total number of years of Benefit Service rendered prior to the Effective Date;

(3)
reduced by 1¼% of the Social Security Benefit multiplied by the portion of the number of years of his or her Benefit Service rendered on or after the Effective Date but no later than December 31, 2003, not in excess of 40 years minus the total number of years of Benefit Service rendered prior to the Effective Date; and

(iii)    equals:

(1)
1½% of the Member’s Final Average Compensation multiplied by his or her Benefit Service rendered on and after January 1, 2004, to a combined maximum of 40 years of Benefit Service minus the total number of years of Benefit Service rendered prior to January 1, 2004;

(2)
reduced by 1¼% of the Social Security Benefit multiplied by the portion of the number of years of his or her Benefit Service rendered on or after January 1, 2004, not in excess of 40 years minus the total number of years of Benefit Service rendered prior to January 1, 2004.

The combined maximum years of Benefit Service used to compute the amounts under clauses (i), (ii) and (iii) above shall not exceed 40 years.
The annual normal retirement allowance determined prior to reduction to be made on account of the Social Security Benefit shall be an amount not less than the greatest annual early retirement allowance which would have been payable to a Member had he or she retired under Section 4.03 or Section 4.04 at any time before his or her Normal Retirement Date and as such early retirement allowance would have been reduced to commence at such earlier date but without reduction on account of the Social Security Benefit. The reduction to be made on account of the Social Security Benefit shall in any event be based on the Federal Social Security Act in effect at the time of the Member’s actual retirement.

(c)
Members of Merged Plans. Notwithstanding any provisions of this Section 4.01 or this Article 4 to the contrary, a Member whose benefits are set forth in an Appendix to this Plan document as provided by Section 3.08, shall receive the benefit(s) set forth in the applicable Appendix, at such time and in such manner as provided in the Appendix.

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4.02	Postponed Retirement Allowance

(a)
A Member who continues in active service after his or her Normal Retirement Date or returns to active service on or after his or her Normal Retirement Date shall be retired from active service on a postponed retirement allowance on the first day of the month following his or her termination of employment, which date shall be the Member’s Postponed Retirement Date.

(b)
Benefit. Except as hereinafter provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(c), the annual postponed retirement allowance payable on a lifetime basis upon retirement at a Member’s Postponed Retirement Date shall be equal to the greater of:

(i)    an amount determined in accordance with Section 4.01(b) but based on the Member’s Benefit Service, Social Security Benefit and Final Average Compensation, and with respect to the amount determined under Section 4.01(b)(i)(4), any applicable components under the Prior Salaried Plan as of his or her Postponed Retirement Date or
(ii)    the annual normal retirement allowance to which the Member would have been entitled under Section 4.01(b) had he or she retired on his or her Normal Retirement Date, increased by an amount which is the Equivalent Actuarial Value of the monthly payments which would have been payable with respect to each month in which he or she worked fewer than eight days. Any monthly payment determined under this Subparagraph (ii) with respect to any such month in which he or she worked fewer than eight days shall be computed as if the Member had retired on his or her Normal Retirement Date and shall reflect additional benefit accruals, if any, recomputed as of the first day of each subsequent Plan Year during which payment would have been made on the basis of his or her Final Average Compensation and Benefit Service accrued to such recomputation date.

(c)
Benefit for Member in Active Service After He or She Attains Age 70½. In the event a Member’s retirement allowance is required to begin under Section 4.10 while the Member is in active service, the January 1 immediately following the calendar year in which the Member attained age 70½ shall be the Member’s Annuity Starting Date for purposes of this Article 4 and the Member shall receive a postponed retirement allowance commencing on that January 1 in an amount determined as if he or she had retired on such date. As of each succeeding January 1 prior to the Member’s actual Postponed Retirement Date and as of his or her actual Postponed Retirement Date, the Member’s retirement allowance shall be:

(i)    recomputed to reflect any additional retirement allowance attributable to his or her Compensation and Benefit Service earned during the immediately preceding calendar year and based on his or her age at each succeeding January 1 or actual Postponed Retirement Date, and
(ii)    reduced by the Equivalent Actuarial Value of the total payments of his or her postponed retirement allowance made with respect to each month of continued employment in which he or she was credited with at least eight days of service and which were paid prior to each such recomputation;

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provided that no such reduction shall reduce the Member’s postponed retirement allowance below the amount of postponed retirement allowance payable to the Member immediately prior to the recomputation of such retirement allowance.

4.03	Standard Early Retirement Allowance

(a)
Voluntary Termination Eligibility. A Member who has not reached his or her Normal Retirement Date but has reached, prior to his or her voluntary termination of employment, the 55th anniversary of his or her birth and completed 10 years of Eligibility Service, is eligible to retire on a standard early retirement allowance on the first day of the calendar month coincident with or next following termination of employment, which date shall be the Member’s Early Retirement Date.

Involuntary Termination Without Cause Eligibility. A Member who has not reached his or her Normal Retirement Date but has reached, prior to this or her involuntary termination of employment without cause by the Company, the 54th anniversary of his or her birth and completed nine years of Eligibility Service, is eligible to retire on a standard early retirement allowance on the first day of the calendar month coincident with or next following termination of employment, which date shall be the Member’s Early Retirement Date.

(b)
Benefit. Except as hereinafter provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(c) the standard early retirement allowance shall be an allowance deferred to commence on the Member’s Normal Retirement Date and shall be equal to the Member’s Accrued Benefit earned up to his or her Early Retirement Date, computed on the basis of his or her Benefit Service, Final Average Compensation, Social Security Benefit and any applicable components of the Prior Salaried Plan as of his or her Early Retirement Date, with the Social Security Benefit determined on the assumption that the Member had no earnings after his or her Early Retirement Date.

The Member may, however, elect to receive an early retirement allowance commencing on his or her Early Retirement Date or the first day of any calendar month before his or her Normal Retirement Date specified in his or her later request therefor in a reduced amount which, prior to adjustment in accordance with Sections 4.06(a) and 4.07(c) shall be equal to his or her Accrued Benefit earned up to his or her Early Retirement Date prior to the reduction for the Social Security Benefit, reduced by 1/4 of 1% per month for each month by which the commencement date of his or her retirement allowance precedes his or her Normal Retirement Date.
The reduction to be made on account of the Social Security Benefit, with respect to the retirement allowance payable to a Member retiring prior to his or her 62nd birthday, shall not be made until such time as the Member is or would upon proper application first be entitled to receive said Social Security Benefit. With respect to a Member who retires on and after said date and prior to attaining age 62, the reduction to be made to the retirement allowance payable to such Member or any benefit payable after his or her death to his or her spouse or to a contingent annuitant pursuant to the provisions of Section 4.06 on account of the Social Security Benefit shall not be made until such time as the Member is or would have, had he or she survived, upon proper application first been entitled to receive said Social Security Benefit.

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4.04	Special Early Retirement Allowance

(a)
Voluntary Termination Eligibility. A Member who has not reached his or her Normal Retirement Date but who prior to his or her voluntary termination of employment (i) has reached the 55th anniversary of his or her birth and completed 15 years of Eligibility Service, or (ii) has reached the 50th anniversary of his or her birth but not the 55th anniversary of his or her birth and whose age plus years of Eligibility Service equals 80 or more, is eligible, in either case, to retire on a special early retirement allowance on the first day of the calendar month coincident with or next following termination of employment, which date shall be the Member’s Special Early Retirement Date.

Involuntary Termination Without Cause Eligibility. A Member who has not reached his or her Normal Retirement Date but who prior to his or her involuntary termination of employment without cause by the Company (i) has reached the 54th anniversary of his or her birth and completed 14 years of Eligibility Service, or (ii) has reached the 49th anniversary of his or her birth but not the 54th anniversary of his or her birth and whose age plus years of Eligibility Service equals 78 or more, is eligible, in either case, to retire on a special early retirement allowance on the first day of the calendar month coincident with or next following termination of employment, which date shall be the Member’s Special Early Retirement Date.

(b)
Benefit. Except as hereinafter otherwise provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(c) the special early retirement allowance shall be an allowance deferred to commence on the Member’s Normal Retirement Date and shall be equal to his or her Accrued Benefit earned up to the Member’s Special Early Retirement Date, computed on the basis of his or her Benefit Service, Final Average Compensation, Social Security Benefit and any applicable components of the Prior Salaried Plan as of his or her Special Early Retirement Date, with the Social Security Benefit determined on the assumption that the Member had no earnings after his or her Special Early Retirement Date.

At or after his or her Special Early Retirement Date, however, the Member may elect to receive early payment of his or her Accrued Benefit commencing on the later of his or her Special Early Retirement Date or the first day of any later calendar month prior to his or her Normal Retirement Date as specified in his or her request therefor.
In the event of early payment commencing on the first day of the month coincident with or following the 60th anniversary of a Member’s birth, the special early retirement allowance, prior to any adjustment in accordance with Sections 4.06(a) and 4.07(c), payable prior to age 62 shall be equal to his or her Accrued Benefit earned up to the Member’s Special Early Retirement Date prior to the reduction for the Social Security Benefit; such retirement allowance shall not be increased to reflect a commencement date later than the 60th anniversary of the Member’s birth.
In the event of early payment commencing prior to the 60th anniversary of a Member’s birth, the special early retirement allowance, prior to any adjustment in accordance with Sections 4.06(a) and 4.07(c), payable prior to age 62 shall be equal to his or her Accrued Benefit earned up to the Member’s Special Early Retirement Date prior to the reduction for the Social Security Benefit but reduced by 5/12 of 1% per month for each month up to 60 months by which the commencement date of his or her special early retirement allowance

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precedes the first day of the calendar month coinciding with or next following the 60th anniversary of his or her birth.
The reduction to be made on account of the Social Security Benefit, with respect to the retirement allowance payable to a Member retiring prior to his or her 62nd birthday, shall be made at such time as the Member is or would upon proper application first be entitled to receive said Social Security Benefit. With respect to a Member who retires prior to attaining age 62, the reduction to be made to the retirement allowance payable to such Member or any benefit payable after his or her death to his or her spouse or to a contingent annuitant pursuant to the provisions of Section 4.06 on account of the Social Security Benefit shall not be made until such time as the Member is or would have, if he or she had survived, upon proper application first been entitled to receive said Social Security Benefit.

4.05	Vested Benefit

(a)
Eligibility, Except as provided in the second paragraph of this Subsection 4.05(a), a Member shall be vested in, and have a nonforfeitable right to his or her Accrued Benefit upon completion of five years of Eligibility Service. If such Member’s services are subsequently terminated for reasons other than death or early retirement prior to his or her Normal Retirement Date, he or she shall be entitled to a vested benefit under the provisions of this Section 4.05.

Notwithstanding the foregoing, a Member whose services were terminated solely as a result of the asset sale of the Wood Products business of the Company that was effective March 1, 2013, shall be automatically 100% vested as of such date.

(b)
Benefit. Prior to adjustment in accordance with Sections 4.06(a) and 4.07(a), the vested benefit payable to a Member shall be a benefit deferred to commence on the former Member’s Normal Retirement Date and shall be equal to his or her Accrued Benefit earned up to the date the Member’s employment is terminated, computed on the basis of his or her Benefit Service, Final Average Compensation, Social Security Benefit and any applicable component of the Prior Salaried Plan as of his or her date of termination, with the Social Security Benefit determined on the assumption that the Member continued in service to his or her Normal Retirement Date at his or her rate of Compensation in effect as of his or her date of termination. On or after the date on which the former Member shall have reached the 55th anniversary of his or her birth he or she may elect to receive a benefit commencing on the first day of any calendar month coincident with or next following the 55th anniversary of his or her birth and prior to his or her Normal Retirement Date as specified in his or her request therefor, after receipt by the Plan Administration Committee of written application therefor made by the former Member and filed with the Plan Administration Committee. Upon such earlier payment, the vested benefit otherwise payable at the former Member’s Normal Retirement Date will be reduced by 1/180th for each month up to 60 months by which the commencement date of such payments precedes his or her Normal Retirement Date and further reduced by 1/360th for each such month in excess of 60 months.

4.06	Forms of Benefit Payment After Retirement

(a)	Automatic Forms of Payment
(i)    Automatic Joint and Survivor Annuity. If a Member or former Member who is married on his or her Annuity Starting Date has not made an election of an optional form of

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payment as provided in Section 4.06(b), the retirement allowance or vested benefit payable to such Member or former Member shall automatically be adjusted as follows in order to provide that, after his or her death, a lifetime benefit as described below shall be payable to the spouse to whom he or she is married on his or her Annuity Starting Date:
(1)    90/50 Spouse’s Annuity. If such Member retires from active service under Section 4.01, Section 4.02, Section 4.03 or Section 4.04, the automatic joint and survivor annuity payable to the Member shall provide (A) a reduced retirement allowance payable to the Member during his or her life equal to 90% of the retirement allowance otherwise payable without optional modification to the Member under Section 4.01, 4.02, 4.03 or 4.04, as the case may be, further adjusted, if necessary, as provided in the following sentence and (B) a benefit payable after his or her death to his or her surviving spouse equal to 50% of the retirement allowance otherwise payable without optional modification to the Member under Section 4.01, 4.02, 4.03 or 4.04, as the case may be, and without further adjustment as provided in the following sentence. If such spouse is more than five years older than the Member, the reduced retirement allowance payable to the Member shall be increased for each such additional full year in excess of five years, but for not more than 20 years, by one‑half of 1% of the retirement allowance payable to the Member prior to optional modification. If such spouse is more than five years younger than the Member, the reduced retirement allowance payable to the Member shall be further reduced for each such additional full year in excess of five years by one‑half of 1% of the retirement allowance payable to the Member prior to optional modification.
Notwithstanding the foregoing, the retirement allowance payable to the Member shall not be less than the retirement allowance otherwise payable without optional modification to the Member at retirement under Section 4.01, 4.02, 4.03 or 4.04, as the case may be, multiplied by the appropriate factor contained in Table 3 of Appendix A.
(2)    Vested Spouse’s Annuity. If such Member terminates service and is entitled to a vested benefit under Section 4.05, the joint and survivor annuity payable to the former Member shall provide (A) a reduced vested benefit payable to the former Member during his or her life equal to his or her vested benefit computed in accordance with Section 4.05 multiplied by the appropriate factor contained in Table 1 of Appendix A and (B) a benefit payable after his or her death to his or her surviving spouse equal to 50% of the reduced vested benefit payable to the former Member.
(ii)    Automatic Life Annuity. If a Member or former Member is not married on his or her Annuity Starting Date, the retirement allowance or vested benefit computed in accordance with Section 4.01, 4.02, 4.03, 4.04 or 4.05, as the case may be, shall be paid to the Member or former Member in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death, unless the Member or former Member is eligible for and makes an election of an optional form of payment under Section 4.06(b).

(b)	Optional Forms of Payment
(i)    Life Annuity Option. Any Member or former Member who retires or terminates employment with the right to a retirement allowance or vested benefit may elect, in

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accordance with the provisions of Section 4.06(d), to provide that the retirement allowance payable to him or her under Section 4.01, 4.02, 4.03 or 4.04 or the vested benefit payable to him or her under Section 4.05 shall be in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death.
(ii)    80/80 Spouse’s Annuity Option. Any Member who retires from active service under Section 4.01, 4.02, 4.03 or 4.04, who is married on his or her Annuity Starting Date, may elect, in accordance with the provisions of Section 4.06(d), to convert the retirement allowance otherwise payable to him or her without optional modification under Section 4.01, 4.02, 4.03 or 4.04, as the case may be, into the following alternative benefit in order to provide that, after his or her death, a lifetime benefit shall be payable to the spouse to whom the Member is married on his or her Annuity Starting Date.
The Member shall receive a reduced retirement allowance payable during his or her life equal to 80% of the retirement allowance otherwise payable without optional modification to the Member at retirement under Section 4.01, 4.02, 4.03 or 4.04, as the case may be, further adjusted, if necessary, as provided below. The Member’s surviving spouse shall receive a benefit payable after the Member’s death equal to the Member’s retirement allowance as reduced in this Section 4.06(b)(ii).
If such spouse is more than five years older than the Member, the reduced retirement allowance payable to the Member shall be increased for each such additional full year in excess of five years, but for not more than 20 years, by 1% of the retirement allowance payable to the Member prior to optional modification. If such spouse is more than five years younger than the Member, the reduced retirement allowance payable to the Member shall be further reduced for each such additional full year in excess of five years by 1% of the retirement allowance payable to the Member prior to optional modification.
Notwithstanding the foregoing, the retirement allowance payable to the Member and his or her surviving spouse shall not be less than the retirement allowance that would have been payable if the Member had elected Option 1 under Section 4.06(b)(iii).
(iii)    Contingent Annuity Option. Any Member who retires from active service under Section 4.01, 4.02, 4.03, or 4.04 may elect, in accordance with the provisions of Section 4.06(d), to convert the retirement allowance otherwise payable to him or her without optional modification under Section 4.01, 4.02, 4.03, or 4.04, as the case may be, into Option 1 or Option 2 below in order to provide that after his or her death, a lifetime benefit shall be payable to the person who, when the option became effective, was designated by him or her to be his or her contingent annuitant. The optional benefit elected shall be the Equivalent Actuarial Value of the retirement allowance otherwise payable without optional modification under Section 4.01, 4.02, 4.03, or 4.04.
Any Member or former Member who retires or terminates employment with the right to a retirement allowance or vested benefit and whose Annuity Starting Date is on or after January 1, 2008, may elect, in accordance with the provisions of Section 4.06(d), to convert the retirement allowance or vested benefit otherwise payable to him or her without optional modification into Option 3 below in order to provide that after his or

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her death, a lifetime benefit shall be payable to the person who, when the option became effective, was designated by him or her to be his or her contingent annuitant. The optional benefit elected shall be the Equivalent Actuarial Value of the retirement allowance or vested benefit otherwise payable without optional modification.
Option 1. A reduced retirement allowance payable during the Member’s life with the provisions that after his or her death a benefit equal to 100% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.
Option 2. A reduced retirement allowance payable during the Member’s life with the provision that after his or her death a benefit equal to 50% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.
Option 3. A reduced retirement allowance payable during the Member’s life with the provision that after his or her death a benefit equal to 75% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

(c)
Required Notice. No less than 30 days and no more than 180 days before his or her Annuity Starting Date, the Plan Administration Committee shall furnish to each Member or former Member a written explanation in non-technical language of the terms and conditions of the Automatic Joint and Survivor Annuity and the Automatic Life Annuity as described in Section 4.06(a) and the optional forms of benefits described in Section 4.06(b). Such explanation shall include (i) a general description of the eligibility conditions for the material features of and the relative values of the optional forms of payment under the Plan, (ii) any rights the Member or former Member may have to defer commencement of his or her retirement allowance or vested benefit, which will include a description of how much larger benefits will be if the commencement of benefits is deferred, (iii) the requirement for Spousal Consent as provided in Section 4.06(d), and (iv) the right of the Member or former Member, prior to his or her Annuity Starting Date, to make and to revoke elections under Section 4.06. Such notification shall satisfy the notice requirements of Code Section 417(a)(3) and Regulation 1.417(a)(3)-1.

(d)	Election of Options. Subject to the provisions of this Section 4.06(d) and in lieu of the automatic forms of payment described in Section 4.06(a):
(i)    a Member may elect to receive his or her retirement allowance or vested benefit in the optional form of payment described in Section 4.06(b)(i);
(ii)    a Member who retires under the provisions of Section 4.01, 4.02, 4.03 or 4.04 may elect to receive his or her retirement allowance in one of the optional forms of payment described in Section 4.06(b)(ii) or in the form of Option 1, Option 2 or Option 3 under 4.06(b)(iii); and
(iii)    a Member who terminates service and is entitled to a vested benefit under Section 4.05 and whose Annuity Starting Date is on or after January 1, 2008, may elect to receive his or her retirement allowance or vested benefit in the form of Option 3 under Section 4.06(b)(iii), provided his or her spouse is the only contingent annuitant.

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A married Member’s or a married former Member’s election of a Life Annuity form of payment under Section 4.06(b)(i) or any optional form of payment under Section 4.06(b)(ii) and Section 4.06(b)(iii), which does not provide for monthly payments to his or her spouse for life after the Member’s or former Member’s death, in an amount equal to at least 50% but not more than 100% of the monthly amount payable under that form of payment to the Member or former Member and which is not of Equivalent Actuarial Value to the Automatic Joint and Survivor Annuity described in Section 4.06(a)(i), shall be effective only with Spousal Consent; provided such Spousal Consent to the election has been received by the Plan Administration Committee.
Any election made under Section 4.06(a) or Section 4.06(b) shall be made on a form approved by the Plan Administration Committee and may be made during the 180-day period ending on the Member’s Annuity Starting Date, but not prior to the date the Member or former Member receives the written explanation described in Section 4.06(c). Any such election shall become effective on the Member’s or former Member’s Annuity Starting Date, provided the appropriate form is filed with and received by the Plan Administration Committee and may not be modified or revoked after his or her Annuity Starting Date. Any election made under Section 4.06(a) or Section 4.06(b) after having been filed, may be revoked or changed by the Member or former Member only by written notice received by the Plan Administration Committee before his or her election becomes effective on his or her Annuity Starting Date. Any subsequent elections and revocations may be made at any time and from time to time during the 180-day period ending on the Member’s or former Member’s Annuity Starting Date. A revocation shall be effective when the completed notice is received by the Plan Administration Committee. A re-election shall be effective on the Member’s or former Member’s Annuity Starting Date. If, however, the Member or the spouse or the contingent annuitant designated in the election dies before the election has become effective, the election shall thereby be revoked.
Notwithstanding the provisions of Paragraph (c) above, a Member may, after having received the notice, affirmatively elect to have his or her retirement allowance or vested benefit commence sooner than 30 days following his or her receipt of the notice, provided all of the following requirements are met:
(i)    the Plan Administration Committee clearly informs the Member that he or she has a period of at least 30 days after receiving the notice to decide when to have his or her retirement allowance or vested benefit begin, and if applicable, to choose a particular optional form of payment;
(ii)    the Member affirmatively elects a date for his or her retirement allowance or vested benefit to begin, and if applicable, an optional form of payment, after receiving the notice;
(iii)    the Member is permitted to revoke his or her election until the later of his or her Annuity Starting Date or seven days following the day he or she received the notice;
(iv)    payment does not commence less than seven days following the day after the notice is received by the Member; and
(v)    in the event a Member who is scheduled to commence receipt of a retirement allowance prior to his or her Normal Retirement Date or who retires on a Normal or Postponed Retirement Date elects an Annuity Starting Date that precedes the date he

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or she received the notice (the “retroactive Annuity Starting Date”), the following requirements are met:

(A)	the Member’s benefit must satisfy the provisions of Code Sections 415 and 417(e)(3), both at the retroactive Annuity Starting Date and at the actual commencement date;

(B)
a payment equal in amount to the payments that would have been received by the Member had his or her benefit actually commenced on his retroactive Annuity Starting Date, plus interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually, shall be paid to the Member on his or her actual commencement date; and

(C)
the Member elects within the 120 day period following the Member’s termination of employment with the Company and all Associated Companies to receive benefits as of a retroactive Annuity Starting Date.

(D)	Spousal Consent to the retroactive Annuity Starting Date is required for such election to be effective unless:

(I)
the amount of the survivor annuity payable to the spouse determined as of the retroactive Annuity Starting Date under the form elected by the Member is no less than the amount the spouse would have received under the Qualified Joint and Survivor Annuity if the date payments commence were substituted for the retroactive Annuity Starting Date; or

(II)	the Member is not married on the actual commencement date and the Member’s spouse is not treated as his spouse under a qualified domestic relations order on the Retroactive Annuity Starting Date.

(e)	Delayed Commencement of Normal Retirement Allowance
(i)    In the event a Member who has retired or otherwise terminated employment with the Company and all Associated Companies prior to his Normal Retirement Date has not filed an election designating an Annuity Starting Date prior to the 91st day preceding his Normal Retirement Date, the Plan Administration Committee shall mail the notice described in Section 4.06(c) to the Member’s last known address as indicated on Plan records at least 30 days prior to the Member’s Normal Retirement Date. The Member’s Normal Retirement Date shall be deemed to be the Member’s Annuity Starting Date. In the absence of a benefit election filed by the Member prior to his Normal Retirement Date in accordance with the provisions of Section 4.06(d), distribution of the Member’s retirement allowance shall be deemed to commence to the Member on his Normal Retirement Date in the normal form applicable to the Member as determined on the basis of Plan records. Such payments shall be held in the Plan’s trust and deemed forfeited until claim has been made by the Member.
(ii)    In the event the Member subsequently files a claim for payment, payment shall commence to the Member as soon as practicable in the amount that would have been payable to the Member if payments had commenced on the Member’s Normal

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Retirement Date. In addition, one lump sum payment shall be paid to the Member equal to the sum of the monthly payments that the Member would have received during the period beginning on his Normal Retirement Date and ending with the month preceding his actual commencement date, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually. The amount of the monthly payments shall be determined as of the Member’s Normal Retirement Date on the basis of the actual form of payment in which the Member’s retirement allowance is payable under Section 4.06(a) or Section 4.06(b). The lump sum shall be paid on or as soon as practicable following the date the Member’s retirement allowance commences.
In the event a Member’s marital status used to compute the Member’s retirement allowance under Section 4.06(a) was not accurate, the amount of the Member’s retirement allowance payable under this Section 4.06(e) shall be adjusted to reflect the Member’s correct marital status.
(iii)    In the event a Member entitled to a retirement allowance under the provisions of Section 4.06(e)(i) above dies prior to the commencement of his retirement allowance, upon claim by the Member’s personal representative, or if none, his estate, one lump sum payment shall be paid to the claimant equal to the lump sum amount calculated under Section 4.06(e)(ii) above that would have been paid to the Member for the period commencing on the Member’s Normal Retirement Date and ending with the month prior to his death, plus interest on that amount at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan year in which interest is paid, compounded annually, from the Member’s Normal Retirement Date to the date of payment of the lump sum amount to the Member’s personal representative, or if none, to his estate.
(iv)    In the event a Member who is entitled to a retirement allowance under the provisions of Section 4.06(e)(i) above dies prior to commencement of his retirement allowance and is survived by a spouse to whom he was married on his Normal Retirement Date, the Member’s surviving spouse shall be entitled to the survivor portion of the Member’s retirement allowance under the provisions of Section 4.06(a)(i), assuming the Member commenced payment under Section 4.06(a)(i) effective on his Normal Retirement Date. Such survivor retirement allowance shall commence as soon as practicable following the surviving spouse’s claim for the retirement allowance. In addition, one lump sum payment shall be paid to the surviving spouse equal to the sum of the monthly payments the surviving spouse would have received for the month of the Member’s date of death through the month preceding the month in which the survivor retirement allowance commences, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period for each Plan Year in which interest is paid, compounded annually.
(v)    In the event a Member’s retirement allowance otherwise scheduled to commence on his Normal Retirement Date is delayed because the Plan Administration Committee is unable to locate the Member and the Plan Administration Committee does not mail the notice described in Section 4.06(c) at least 30 days prior to the Member’s Normal

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Retirement Date, the Plan Administration Committee shall commence payment within 60 days after the date the Member is located. Unless the Member elects an optional form of payment in accordance with the provisions of Section 4.06(b), payment shall commence in the normal form applicable to the Member on his or her Annuity Starting Date. The retirement allowance payable to the Member shall be of Equivalent Actuarial Value to the retirement allowance otherwise payable to the Member on his Normal Retirement Date.
In the event a Member whose retirement allowance is delayed beyond his or her Normal Retirement Date as described above dies prior to his or her Annuity Starting Date, and is survived by a spouse, the spouse shall be entitled to receive a survivor annuity under the provisions of Section 4.07(a)(ii) or Section 4.07(b)(ii), whichever is applicable, computed on the basis of the Equivalent Actuarial Value of the retirement allowance payable to the Member on his Normal Retirement Date.
(vi)    Notwithstanding the provisions of Section 4.06(e)(v) above, a Member described in the preceding subparagraph whose retirement allowance will be paid in the form of an annuity may elect, in lieu of the retirement allowance otherwise payable under Section 4.06(e)(v) above, to receive:

(A)
a lump sum payment equal to the sum of the monthly payments the Member would have received from his Normal Retirement Date to his Annuity Starting Date, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually. The amount of the monthly payments shall be determined on the basis of the form of payment in which the Member’s retirement allowance is payable under Section 4.06(a), as applicable; and

(B)	a retirement allowance in the amount that would have been payable to the Member if payments had commenced on the Member’s Normal Retirement Date in the form elected by the Member.
An election under this Section 4.06(e)(vi) shall be subject to the notice and Spousal Consent requirements set forth in Section 4.06(d) applicable to the election of an optional form of payment.

(f)
With respect to a Member who retires under the provisions of Section 4.03 or Section 4.04, the reduction on account of the Social Security Benefit to be made to the benefit, if any, payable in accordance with Section 4.06(a) or Section 4.06(b) to his or her designated spouse or to his or her contingent annuitant shall not be made until such time as the Member would have, had he or she survived, upon proper application first been entitled to receive said Social Security Benefit.

If a Member dies after his or her Annuity Starting Date, any payment continuing on to his or her spouse or contingent annuitant shall be distributed at least as rapidly as under the method of distribution being used as of the Member’s date of death.

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4.07	Survivor’s Benefit Applicable Before Retirement
The term “Beneficiary” for purposes of this Section 4.07 shall mean any person or any trust established by the Member or the Member’s estate, named by the Member by written designation to receive benefits payable under the automatic Pre‑Retirement Survivor’s Benefit and under the optional Supplemental Pre‑Retirement Survivor’s Benefit; provided, however, that, for any married Member the term “Beneficiary” shall automatically mean the Member’s spouse and any prior designation to the contrary will be canceled, unless the Member, with Spousal Consent, designates otherwise. An election of a non-spouse Beneficiary by a married Member shall be effective only if accompanied by Spousal Consent and such Spousal Consent has been received by the Plan Administration Committee. If the Member dies without an effective designation of Beneficiary, the Member’s Beneficiary for purposes of this Section 4.07 shall automatically be the Member’s spouse, if any, or his or her estate. If the Member elects the additional optional protection of the Supplemental Pre‑Retirement Survivor’s Benefit, the Member’s Beneficiary thereunder shall be the same as the Beneficiary under the Automatic Pre‑Retirement Survivor’s Benefit. The Plan Administration Committee shall resolve any questions arising hereunder as to the meaning of “Beneficiary” on a basis uniformly applicable to all Members similarly situated.

(a)	Automatic Vested Spouse’s Benefit
(i)    Automatic Vested Spouse’s Benefit Applicable Before Termination of Employment. The surviving spouse of a Member who has completed five years of Eligibility Service but who has not yet completed ten years of Eligibility Service and attained age 55 shall automatically receive a benefit payable under the Automatic Vested Spouse’s Benefit of this Section 4.07(a)(i) in the event said Member should die after the effective date of coverage hereunder and before termination of employment. The benefit payable to the Member’s spouse shall be equal to 50% of the benefit the Member would have received if he or she had terminated his or her employment on his or her date of death, survived to Normal Retirement Date, and on the day before he or she would have reached Normal Retirement Date had elected to begin receiving his or her vested benefit in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a)(i)(2). However, notwithstanding the preceding sentence with respect to a Member who had met the eligibility requirements set forth in Section 4.04(a)(ii) and who died in active employment prior to the 55th anniversary of his or her birth, the benefit payable to the Member’s spouse shall be the survivor portion of the Automatic Joint and Survivor Annuity under Section 4.06(a)(i)(1). Such benefit shall be payable for the life of the spouse commencing on what would have been the Member’s Normal Retirement Date. However, the Member’s spouse may elect, by written application filed with the Plan Administration Committee, to have payments begin as of the first day of any calendar month on or after the date the former Member would have reached the 55th anniversary of his or her birth provided, however, if the Member dies after having met the requirements set forth in Section 4.04(a)(ii) for a special early retirement allowance, the Member’s spouse may elect to have payments begin under this Automatic Vested Spouse’s Benefit as of the first day of any month following the Member’s death.
If the Member’s spouse elects to commence payment of the Automatic Vested Spouse’s Benefit prior to what would have been the Member’s Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on (i) the reduced vested benefit to which the Member would have been entitled, had the Member elected to have payments commence to himself on such earlier date in

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accordance with the provisions of Section 4.05(b) or (ii) in the case of a Member who dies after having met the requirements for a special early retirement allowance as set forth Section 4.04(a)(ii), the reduced early retirement allowance to which the Member would have been entitled had he or she elected to have payments commence to himself on such earlier date in accordance with the provisions of Section 4.04(b).
Coverage hereunder shall be applicable to a married Member in active service who has satisfied the eligibility requirements for a vested benefit under Section 4.05 and shall become effective on the date the Member marries and shall cease on the earlier of (i) the date such active Member reaches the 55th anniversary of his or her birth and completes ten years of Eligibility Service, (ii) the date such active Member reaches the 65th anniversary of his or her birth, (iii) the date such active Member’s marriage is legally dissolved by a divorce decree, or (iv) the date such active Member’s spouse dies. Coverage under Section 4.07(b)(i) shall commence on the date a Member in active service reaches the earlier of (i) the 55th anniversary of his or her birth, or if later, the date he or she completes ten years of Eligibility Service or (ii) the 65th anniversary of his or her birth.
(ii)    Automatic Vested Spouse’s Benefit Applicable Upon Termination of Employment. In the case of a former Member who is married and entitled to a vested benefit under Section 4.05, the provisions of this Section 4.07(a)(ii) shall apply to the period between the date his or her services are terminated or the date, if later, the former Member is married and his or her Annuity Starting Date, or other cessation of coverage as later specified in this Section 4.07(a)(ii).
In the event of a married former Member’s death during any period in which these provisions have not been waived or revoked by the former Member and his or her spouse, the benefit payable to the former Member’s spouse shall be equal to 50% of the vested benefit the former Member would have received on his or her Normal Retirement Date if he or she had elected to receive such benefit in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a)(i).
The spouse’s benefit shall be payable for the life of the spouse commencing on what would have been the former Member’s Normal Retirement Date. However, the former Member’s spouse may elect, by written application filed with the Plan Administration Committee, to have payments begin as of the first day of any calendar month on or after the date the former Member would have reached the 55th anniversary of his or her birth. If the former Member’s spouse elects to commence payment of this Automatic Vested Spouse’s Benefit prior to what would have been the former Member’s Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on the reduced vested benefit to which the former Member would have been entitled, had the former Member elected to have payments commence to himself on such earlier date in accordance with the provisions of Section 4.05(b).
The vested benefit payable to a former Member whose spouse is covered under this Section 4.07(a)(ii), or if applicable, the benefit payable to his or her spouse upon his or her death shall be reduced by the applicable percentages shown below. Such reduction shall commence on and after the first of the month coincident with or following the effective date of coverage hereunder and cease when coverage ceases; provided, however, no reduction shall be made with respect to any period before the later of (1) the date the Plan Administration Committee furnishes the Member the notice of his or her right to waive the

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Automatic Vested Spouse’s Benefit or (2) the commencement of the election period specified below.
ANNUAL REDUCTION FOR SPOUSE’S COVERAGE
AFTER TERMINATION OF EMPLOYMENT
Age    Reduction

Less than 40    1/10 of 1% per year
40 but prior to 50    2/10 of 1% per year
50 but prior to 55    3/10 of 1% per year
55 but prior to 60    5/10 of 1% per year
60 but less than 65    1% per year
The Plan Administration Committee shall furnish to each former Member a written explanation which describes (1) the terms and conditions of the Automatic Vested Spouse’s Benefit, (2) the former Member’s right to make, and the effect of, an election to waive the Automatic Vested Spouse’s Benefit, (3) the rights of the former Member’s spouse, and (4) the right to make, and the effect of, a revocation of such a waiver. Such written explanation shall be furnished to each former Member before the first anniversary of the date he or she terminated service and shall be furnished to such former Member even though he or she is not married.
The period during which the former Member may make an election to waive the Automatic Vested Spouse’s Benefit provided under this Section 4.07(a)(ii) shall begin no later than the date his or her employment terminates and end on his or her Annuity Starting Date, or if earlier, his or her date of death. Any waiver, revocation or re-election of the Automatic Vested Spouse’s Benefit shall be made on a form provided by the Plan Administration Committee and any waiver or revocation shall require Spousal Consent. If, upon termination of employment, the former Member waives coverage hereunder in accordance with administrative procedures established by the Plan Administration Committee for all Members similarly situated, such waiver shall be effective as of the Member’s Severance Date. Any later re-election or revocation shall be effective on the first day of the month coincident with or next following the date the completed form is received by the Plan Administration Committee. If a former Member dies during the period after a waiver or revocation is in effect there shall be no benefits payable under the provisions of this Section 4.07.
Except as described above in the event of a waiver or revocation, coverage under this Section 4.07(a)(ii) shall cease to be effective upon a former Member’s Annuity Starting Date, or upon the date a former Member’s marriage is legally dissolved by a divorce decree, or upon the death of the spouse, whichever event shall first occur.

(b)	Automatic Pre‑Retirement Survivor’s Benefit
(i)    Automatic Pre‑Retirement Survivor’s Benefit Applicable Before a Member Retires. Under the Provisions of Section 4.01, Section 4.02, Section 4.03 or Section 4.04, the Beneficiary of a Member who has reached the 65th anniversary of his or her birth or who has reached the 55th anniversary of his or her birth and completed ten years of Eligibility Service, shall automatically receive a Pre‑Retirement Survivor’s Benefit payable under the provisions of this Section 4.07(b)(i) in the event said Member

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should die before he or she retires under the provisions of Section 4.01, 4.02, 4.03 or 4.04 or reaches his or her Annuity Starting Date pursuant to the provisions of Section 4.02(d), if earlier. The benefit payable during the life of, and to, the Beneficiary shall be equal to one‑half of the Member’s Accrued Benefit, without optional modification in accordance with the provisions of Section 4.06, accrued to the date of his or her death, adjusted to take into account the Member’s Social Security Benefit. The Social Security Benefit shall be determined on the assumption that the Member had no earnings after his or her date of death, and if his or her death occurs prior to the time the Member is or would upon proper application first be entitled to receive such Social Security Benefit, such adjustment shall nevertheless be made at the Member’s date of death. If the Beneficiary is more than five years younger than the Member, the benefit payable to the Beneficiary shall be reduced by one‑half of 1% for each full year the Beneficiary is more than five years younger.
Coverage hereunder shall be effective on the first day of the calendar month coincident with or next following the date the Member reaches his or her 55th birthday and completes ten years of Eligibility Service, or if earlier, his or her Normal Retirement Date. In the case of a married Member coverage under Section 4.07(a)(i) shall cease on the date coverage under this Section 4.07(b)(i) is effective as set forth in the preceding sentence.
(ii)    Automatic Pre‑Retirement Survivor’s Benefit Applicable Between Early Retirement Date or Special Early Retirement Date and the Member’s Annuity Starting Date. In the case of a Member retired early under Section 4.03 or Section 4.04 of the Plan with the payment of the early retirement allowance deferred to commence at a date later than his or her Early Retirement Date or Special Early Retirement Date, whichever is applicable, the provisions of this Section 4.07(b)(ii) shall apply to the period between his or her Early Retirement Date or Special Early Retirement Date and his or her Annuity Starting Date. The Member shall, at his or her Early Retirement Date or Special Early Retirement Date, complete such forms as are required under this Section 4.07(b)(ii) and coverage hereunder shall be effective as of his or her Early Retirement Date or Special Early Retirement Date.
In the event of the Member’s death during the period in which these provisions are in effect, the benefit payable during the life of, and to, the Beneficiary shall be equal to one‑half of the Member’s Accrued Benefit, without optional modification in accordance with the provisions of Section 4.06, accrued to the date of his or her Early Retirement Date or Special Early Retirement Date, whichever is applicable, adjusted to take into account the Member’s Social Security Benefit. If the Member’s death occurs prior to the time the Member is or would upon proper application first be entitled to receive such Social Security Benefit, such adjustment shall nevertheless be made at the Member’s date of death. If the Beneficiary is more than five years younger than the Member, the benefit payable to the Beneficiary shall be reduced by one‑half of 1% for each full year the Beneficiary is more than five years younger.
The Automatic Pre‑Retirement Survivor’s Benefit shall be payable for the life of the Beneficiary commencing on what would have been the Member’s Normal Retirement Date or date of death, if later. However, if a Member dies prior to his or her Normal Retirement Date, the Beneficiary of the Member may elect, by written application filed with the Plan Administration Committee, to have such payments begin as of the first day of any calendar month following the Member’s date of death and prior to what would have been the

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Member’s Normal Retirement Date. If the Beneficiary elects to commence payment of the Automatic Pre‑Retirement Survivor’s Benefit prior to what would have been the Member’s Normal Retirement Date the amount of such benefit shall be determined in accordance with Sections 4.07(b)(i) and (ii) above, as applicable, and without reduction for such early commencement.
Notwithstanding the foregoing, in the event the Member’s Beneficiary is someone other than his or her spouse, payment of the automatic Pre‑Retirement Survivor’s Benefit shall commence within one year of the Member’s date of death and in the event such commencement date is prior to the 55th anniversary of the Member’s birth, the benefit payable to the Beneficiary shall be of Equivalent Actuarial Value to the benefit otherwise payable hereunder to the Beneficiary on the date the Member would have attained age 55.

(c)	Optional Supplemental Pre‑Retirement Survivor’s Benefit
(i)    Optional Supplemental Pre‑Retirement Survivor’s Benefit Applicable Before a Member Retires Under the Provisions of Section 4.01, Section 4.02, Section 4.03 or Section 4.04. A Member, who has reached the 65th anniversary of his or her birth or who has reached the 55th anniversary of his or her birth and completed ten years of Eligibility Service, may elect to receive a reduced retirement allowance upon his or her retirement in order to provide that, if he or she should die after his or her election becomes effective but before he or she retires under the provisions of Section 4.01, Section 4.02, 4.03 or 4.04 or reaches his or her Annuity Starting Date pursuant to the provisions of Section 4.02(d), a benefit shall be paid to the Beneficiary designated by him or her in accordance with the following terms and conditions.
The Member may elect to reduce the retirement allowance to which he or she would otherwise be entitled at retirement under Section 4.01, 4.02, 4.03 or 4.04 by one‑half of 1% per year for each year between the date on which the election becomes effective and the earliest of the Member’s Early Retirement Date, Special Early Retirement Date, Annuity Starting Date, or the date the election is revoked as provided in Section 4.07(i).
If the Member makes such an election and dies before he or she retires under the provisions of Section 4.01, 4.02, 4.03 or 4.04, the benefit payable during the life of, and to, the Beneficiary shall be equal to 25% of the Member’s Accrued Benefit without optional modification in accordance with the provisions of Section 4.06, accrued to the date of his or her death adjusted (1) to take into account the Member’s Social Security Benefit and (2) as provided below. The Social Security Benefit shall be determined on the assumption that the Member had no earnings after his or her date of death, and if his or her death occurs prior to the time the Member is or would upon proper application first be entitled to receive such Social Security Benefit, such adjustment shall nevertheless be made at the Member’s date of death. The benefit payable to the Beneficiary shall be reduced by one‑half of 1% per year for each year between the date on which the election became effective and the date of the Member’s death. If the Beneficiary is more than five years younger than the Member, the benefit payable to the Beneficiary shall be further reduced by one‑half of 1% for each full year the Beneficiary is more than five years younger.
If the Member makes an election under this Section 4.07(c)(i) at or prior to the time he or she is first eligible to do so, it shall become effective on the first day of the calendar

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month coincident with or next following the date the Member reaches his or her 55th birthday and completes ten years of Eligibility Service, or if earlier, his or her Normal Retirement Date. A Member will be deemed to have waived coverage under this Section 4.07(c)(i) if he or she does not file the appropriate forms with the Plan Administration Committee when first eligible to do so. If the Member does not make such election until after he or she is first eligible to do so, it shall become effective one year after the first day of the calendar month coincident with or next following (1) the date the notice is received by the Plan Administration Committee or (2) the date specified in such notice, if later.
(ii)    Optional Supplemental Pre‑Retirement Survivor’s Benefit Applicable Between Early Retirement Date or Special Early Retirement Date and the Member’s Annuity Starting Date. In the case of a Member retired early under the provisions of Section 4.03 or Section 4.04 of the Plan with the payment of the early retirement allowance deferred to commence at a date later than his or her Early Retirement Date or Special Early Retirement Date, the provisions of this Section 4.07(c)(ii) shall apply to the period between his or her Early Retirement Date or Special Early Retirement Date and his or her Annuity Starting Date.
The Member may elect to reduce the early retirement allowance to which he or she would otherwise be entitled under Section 4.03 or Section 4.04 by one‑half of 1% per year for each year between his or her Early Retirement Date or Special Early Retirement Date and the earlier of the date the election is revoked pursuant to Section 4.07(i) or his or her Annuity Starting Date.
If the Member makes such an election and dies during the period the election is in effect, the benefit payable during the life of, and to, his or her Beneficiary shall be equal to 25% of the Member’s Accrued Benefit, without optional modification in accordance with the provisions of Section 4.06, accrued to his or her Early Retirement Date or Special Early Retirement Date, adjusted (1) to take into account the Member’s Social Security Benefit and (2) as provided below. If the Member’s death occurs prior to the time the Member is or would upon proper application first be entitled to receive such Social Security Benefit, such adjustment shall nevertheless be made at the Member’s date of death. The benefit payable to the Beneficiary shall be reduced by one‑half of 1% per year for each year between the date on which the election became effective and the date of the Member’s death. If the Beneficiary is more than five years younger than the Member, the benefit payable to the Beneficiary shall be further reduced by one‑half of 1% for each full year the Beneficiary is more than five years younger.
The Member shall, at his or her Early Retirement Date or Special Early Retirement Date, complete such forms as are required under this Section 4.07(c)(ii), and if he or she so elects, coverage hereunder shall be effective as of his or her Early Retirement Date or Special Early Retirement Date. A Member will be deemed to have waived coverage under this Section 4.07(c)(ii) if he or she does not file the appropriate forms with the Plan Administration Committee at his or her Early Retirement Date or Special Early Retirement Date. If the Member subsequently makes an election hereunder, it shall become effective one year after the first day of the calendar month coincident with or next following (1) the date the notice is received by the Plan Administration Committee or (2) the date specified in such notice, if later.

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The optional Supplemental Pre‑Retirement Survivor’s Benefit shall be payable for the life of the Beneficiary commencing on what would have been the Member’s Normal Retirement Date or date of death, if later. However, if a Member dies prior to his or her Normal Retirement Date, the Beneficiary may elect, by written application filed with the Plan Administration Committee, to have such payments begin as of the first day of any calendar month coincident with or next following the Member’s date of death and prior to what would have been the Member’s Normal Retirement Date. If the Beneficiary elects to commence payment of the optional Supplemental Pre‑Retirement Survivor’s Benefit prior to what would have been the Member’s Normal Retirement Date and after what would have been the 55th anniversary of the Member’s birth, the amount of such benefit shall be determined in accordance with Section 4.07(c)(i) and (ii) above, as applicable and without reduction for such early commencement. If the Beneficiary elects to commence payment of the optional Supplemental Pre‑Retirement Survivor’s Benefit prior to what would have been the 55th anniversary of the Member’s birth, the benefit payable to the Beneficiary shall be of Equivalent Actuarial Value to the benefit otherwise payable to Beneficiary on the date the Member would have attained age 55. Notwithstanding any foregoing provision to the contrary, payment of the optional Supplemental Pre‑Retirement Survivor Benefit must commence as of the same date payment of the Automatic Pre‑Retirement Survivor Benefit commences.
Notwithstanding the foregoing, in the event the Member’s Beneficiary is someone other than his or her spouse, payment of the optional Supplemental Pre‑Retirement Survivor’s Benefit shall commence within one year of the Member’s date of death and in the event such commencement date is prior to the 55th anniversary of the Member’s birth, the benefit payment to the Beneficiary shall be of Equivalent Actuarial Value to the benefit otherwise payable hereunder to the Beneficiary on the date the Member would have attained age 55.

(d)
Notwithstanding any provision of Section 4.07(b) or Section 4.07(c) to the contrary, in no event shall the sum of the Automatic Pre‑Retirement Survivor’s Benefit payable under the provisions of Section 4.07(b) and the optional Supplemental Pre‑Retirement Survivor’s Benefit payable under the provisions of Section 4.07(c) to a Beneficiary be less than the amount of benefit the spouse would have received if the retirement allowance to which the Member was entitled at his or her date of death (i) had commenced on the date the spouse elects to have such Pre‑Retirement Survivor’s Benefit payments commence, (ii) in the form of an Automatic Joint and Survivor Annuity under Section 4.06(a)(i), and (iii) the Member had died immediately thereafter. However, if within the 180-day period prior to his or her Annuity Staring Date a Member has elected an optional form of payment which provides for monthly payments to his or her spouse for life in an amount equal to more than 50% but not more than 100% of the monthly amount payable under the option for the life of the Member and such option is of Equivalent Actuarial Value to the Automatic Joint and Survivor Annuity referred to in the preceding sentence, such optional form of payment shall be used to compute the amount payable to the spouse.

(e)
Benefits Payable to an Estate or Trust. If a Member’s Beneficiary under this Section 4.07 is his or her estate or a trust, the benefits otherwise payable under Section 4.07(b), and if elected, under Section 4.07(c) shall be commuted into a single lump sum amount, which amount shall be determined by multiplying the benefits otherwise payable by the appropriate factor in Tables 4 or 5 of Appendix A and calculated by assuming the Beneficiary had been a person of the same age as the Member at the Member’s date of death. In no event shall the amount of the lump sum be less than the amount required by applicable law. The payment of such single lump sum amount shall represent the full and total payment of all benefits due

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under the Plan. The Plan Administration Committee shall resolve any questions arising hereunder on a basis uniformly applicable to all Members similarly situated.

(f)
If the Member’s Beneficiary dies during the period coverage is effective under Sections 4.07(b) and Section 4.07(c), the Beneficiary designation shall thereby be canceled. However, coverage under Section 4.07(b), and if elected, under Section 4.07(c) shall nevertheless continue in full effect. The Member’s Beneficiary thereafter shall be in accordance with his or her subsequent designation of a new Beneficiary or in accordance with the term “Beneficiary” as defined herein.

If the Member’s Beneficiary is his or her spouse and if the Member’s marriage to said spouse is legally dissolved by a divorce decree, the Beneficiary designation under Sections 4.07(b) and 4.07(c) shall remain in effect until a subsequent Beneficiary designation is submitted by the Member to the Plan Administration Committee or until the Member remarries. Coverage under Section 4.07(b), and if elected, under Section 4.07(c) shall continue in full effect.
A Member may change his or her Beneficiary designation at any time after receiving the written explanation described in Section 4.07(g), subject to Spousal Consent. Any such change shall become effective on the first day of the calendar month coincident with or next following the (i) date the notice of change is received by the Plan Administration Committee or (ii) the date specified in such notice, if later, and the original designation shall remain in effect until such date.

(g)
The Plan Administration Committee shall furnish to each Member a written explanation in non-technical language which describes (i) the terms and conditions of the Automatic Pre‑Retirement Survivor’s Benefit and the Optional Supplemental Pre‑Retirement Survivor’s Benefit, (ii) the Member’s right to make an election to designate a Beneficiary other than his or her spouse and the effect of such election, (iii) the right to revoke, prior to the Annuity Starting Date, such designation and the effect of such revocation, and (iv) the rights of the Member’s spouse, if any. The Plan Administration Committee shall furnish this written explanation to each Member during the period beginning one year prior to the earlier of (i) the date the Member retires pursuant to the provision of Section 4.04(a)(ii), (ii) the date the Member reaches the 55th anniversary of his or her birth and completes ten years of Eligibility Service, or (iii) the Member’s Normal Retirement Date, and ending within one year after such date.

(h)
A Member may revoke an election made under Section 4.07(c) at any time prior to his or her Annuity Starting Date. There shall be no further reduction to the Member’s retirement allowance for any period during which an election under Section 4.07(c) is not in effect. The Member may make a new election at any time thereafter and any subsequent election shall become effective one year after the first day of the calendar month coincident with or next following the (i) date the notice is received by the Plan Administration Committee or (ii) the date specified in such notice, if later.

If the Member dies prior to the time an election under Section 4.07(c) becomes effective, the election shall thereby be canceled.
Any designation of a Beneficiary and any election made under Section 4.07 (including any waiver or revocation of either of them) shall be made on a form approved by and filed with

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the Plan Administration Committee and in accordance with the term “Beneficiary” as defined in this Section 4.07.

(i)	HEART Act Military Service Death Benefits
Notwithstanding the other provisions of this Section 4.07 any contributions, benefits and service credit required to comply with the Heroes Earnings Assistance and Relief Tax Act of 2008 (HEART Act) shall be conferred upon an eligible Member or Beneficiary as follows:

(a)
For benefit accrual purposes, the Company will treat an Employee who dies while performing qualified military service as if the individual has resumed employment in accordance with the individual’s reemployment rights under Chapter 43 of Title 38, United States Code, on the day preceding death or disability (as the case may be) and terminated employment on the actual date or death.

(b)
If a Member dies while performing qualified military service (as defined in Code Section 414(u)), the Beneficiaries of the Member are entitled to any additional benefits (other than benefit accruals relating to the period of qualified military service) provided under the Plan as if the Member had resumed employment on the day immediately preceding the date of death and then terminated employment on the date of death. Moreover, the Plan will credit the Member’s qualified military service as service for vesting purposes, as though the Participant had resumed employment under the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended, immediately prior to the Participant's death.

4.08	Maximum Benefits Under Code Section 415

(a)	Annual Benefit

(1)
Annual Benefit. For purposes of this Section, “annual benefit” means a benefit that is payable annually in the form of a straight life annuity. Except as provided below, where a benefit is payable in a form other than a straight life annuity, the benefit shall be adjusted to an actuarially equivalent straight life annuity that begins at the same time as such other form of benefit and is payable on the first day of each month, before applying the limitations of this Section. For a Participant who has or will have distributions commencing at more than one Annuity Starting Date, the “annual benefit” shall be determined as of each such Annuity Starting Date (and shall satisfy the limitations of this Section as of each such date), actuarially adjusting for past and future distributions of benefits commencing at the other Annuity Starting Dates. For this purpose, the determination of whether a new Annuity Starting Date has occurred shall be made without regard to Regulation 1.401(a)-20, Q&A 10(d), and with regard to Regulation 1.415(b)1(b)(1)(iii)(B) and (C). No actuarial adjustment to the benefit shall be made for (i) survivor benefits payable to a surviving spouse under a qualified joint and survivor annuity to the extent such benefits would not be payable if the Participant’s benefit were paid in another form; (ii) benefits that are not directly related to retirement benefits (such as a qualified disability benefit, preretirement incidental death benefits, and postretirement medical benefits); or (iii) the inclusion in the form of benefit of an automatic benefit increase feature, provided the form of benefit is not subject to Code Section 417(e)(3) and would otherwise satisfy the limitations of this Section, and the Plan provides that the amount payable under the form of benefit in any “limitation year” shall not exceed the limits of this Section

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applicable at the Annuity Starting Date, as increased in subsequent years pursuant to Code Section 415(d). For this purpose, an automatic benefit increase feature is included in a form of benefit if the form of benefit provides for automatic, periodic increases to the benefits paid in that form.
The determination of the “annual benefit” shall take into account social security supplements described in Code Section 411(a)(9) and benefits transferred from another defined benefit plan, other than transfers of distributable benefits pursuant Regulation 1.411(d)-4, Q&A-3(c), but shall disregard benefits attributable to Employee contributions or rollover contributions.
The “annual benefit” otherwise payable to a Participant under the Plan at any time shall not exceed the “maximum permissible benefit” described by Section 4.08(b). If the benefit the Participant would otherwise accrue in a “limitation year” would produce an “annual benefit” in excess of the “maximum permissible benefit,” then the benefit shall be limited (or the rate of accrual reduced) to the extent necessary so that the benefit does not exceed the “maximum permissible benefit.”

(2)
Grandfather Provision. The application of the provisions of this Section shall not cause the “maximum permissible benefit’ for any Participant to be less than the Participant’s accrued benefit under all the defined benefit plans of an “employer” or a “predecessor employer” as of the end of the last “limitation year” beginning before July 1, 2007, under provisions of the plans that were both adopted and in effect before April 5, 2007. The preceding sentence applies only if the provisions of such defined benefit plans that were both adopted and in effect before April 5, 2007, satisfied the applicable requirements of statutory provisions, Regulations, and other published guidance relating to Code Section 415 in effect as of the end of the last “limitation year” beginning before July 1, 2007, as described in Regulation 1.415(a)‑1(g)(4).

(3)
High Three‑Year Average Compensation. For purposes of the Plan’s provisions reflecting Code Section 415(b)(3) (i.e., limiting the “annual benefit” payable to no more than 100% of the Participant’s average annual compensation), a Participant’s average compensation shall be the average compensation for the three consecutive years of service with the “employer” that produces the highest average, except that a Participant’s compensation for a year of service shall not include compensation in excess of the limitation under Code Section 401(a)(17) that is in effect for the calendar year in which such year of service begins. If the Participant has less than three consecutive years of service, compensation shall be averaged over the Participant’s longest consecutive period of service, including fractions of years, but not less than one year. In the case of a Participant who is rehired by the “employer” after a severance of employment, the Participant’s high three‑year average compensation shall be calculated by excluding all years for which the Participant performs no services for and receives no compensation from the “employer” (the “break period”), and by treating the years immediately preceding and following the “break period” as consecutive.

(b)	Maximum Permissible Benefit

(1)
Maximum Benefit. Notwithstanding the foregoing and subject to the exceptions and adjustments below, the “maximum permissible benefit” payable to a Participant under this Plan in any “limitation year” shall equal the lesser of (A) and (B) below:

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(A)
Defined Benefit Dollar Limitation. $160,000, as adjusted, effective January 1 of each year, under Code Section 415(d) in such manner as the Secretary of the Treasury shall prescribe, and payable in the form of a straight life annuity. Such dollar limitation as adjusted under Code Section 415(d) will apply to “limitation years” ending with or within the calendar year for which the adjustment applies.

Post-Severance Adjustment to Dollar Limit. In the case of a Participant who has had a severance from employment with the “employer,” the defined benefit dollar limitation applicable to the Participant in any “limitation year” beginning after the date of severance shall not be automatically adjusted under Code Section 415(d).
OR

(B)
Defined Benefit Compensation Limitation. One hundred percent of the Participant’s “415 compensation” averaged over the three consecutive “limitation years” (or actual number of “limitation years” for Employees who have been employed for less than three consecutive “limitation years”) during which the Employee had the greatest aggregate “415 compensation” from the “employer.”

Post-Severance Adjustment to Compensation Limit. In the case of a Participant who has had a severance from employment with the “employer,” the defined benefit compensation limitation applicable to the Participant in any “limitation year” beginning after the date of severance shall not be automatically adjusted under Code Section 415(d).

(2)
Limitation Year. For purposes of this Section and for applying the limitations of Code Section 415, the “limitation year” shall be the Plan Year. All qualified plans maintained by the “employer” must use the same “limitation year.” If the “limitation year” is amended to a different 12-consecutive month period, the new “limitation year” must begin on a date within the “limitation year” in which the amendment is made.

(c)	Adjustments to Annual Benefit and Limitations

(1)	Adjustment for Early Payment (Limitation Years beginning on or after July 1 ,2007).

(A)
If the Annuity Starting Date for the Participant’s benefit is prior to age 62 and occurs in a “limitation year” beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the “defined benefit dollar limitation” for the Participant’s Annuity Starting Date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s Annuity Starting Date that is the actuarial equivalent of the “defined benefit dollar limitation” (adjusted under Section 4.08(c)(6) for years of participation less than 10, if required) with actuarial equivalence computed using a 5% interest rate assumption and the “applicable mortality table” for the Annuity Starting Date (and expressing the Participant’s age based on completed calendar months as of the Annuity Starting Date).

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(B)
If the Annuity Starting Date for the Participant’s benefit is prior to age 62 and occurs in a “limitation year” beginning on or after July 1, 2007, and the Plan has an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the “defined benefit dollar limitation” for the Participant’s Annuity Starting Date is the lesser of the limitation determined under the preceding sentence and the “defined benefit dollar limitation” (adjusted under Section 4.08(c)(6) for years of participation less than 10, if required) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity under the Plan at the Participant’s Annuity Starting Date to the annual amount of the immediately commencing straight life annuity under the Plan at age 62, both determined without applying the limitations of this Section and without applying the provisions of Section 4.08(c)(5).

(C)
Notwithstanding any other provisions of this Subsection (1) or Subsection (2) below, the age-adjusted dollar limit applicable to a Participant shall not decrease on account of an increase in age or the performance of addition service.

(2)
Adjustment for Early Payment (Limitation Years beginning prior to July 1, 2007). If the “annual benefit” of a Participant begins prior to age 62, and occurs in a “limitation year” beginning before July 1, 2007, the “defined benefit dollar limitation” of Section 4.08(b)(1)(A) applicable to the Participant at the earlier age (adjusted under Section 4.08(c)(6) for years of participation less than 10, if required) is the actuarial equivalent of the dollar limitation under Code Section 415(b)(1)(A) (as adjusted under Code Section 415(d)), with actuarial equivalence computed using whichever of the following produces the smaller annual amount: (i) the interest rate and mortality table or other tabular factor specified in the Plan for determining Actuarial Equivalence for early retirement purposes, or (ii) a 5% interest rate assumption and the “applicable mortality table.” Notwithstanding any other provisions of this Subsection (2) or Subsection (1) above, the age-adjusted dollar limit applicable to a Participant shall not decrease on account of an increase in age or the performance of addition service.

(3)	Adjustment for Late Payment (Limitation Years beginning on or after July 1, 2007).

(A)
If the Annuity Starting Date for the Participant’s benefit is after age 65 and occurs in a “limitation year” beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the “defined benefit dollar limitation” at the Participant’s Annuity Starting Date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s Annuity Starting Date that is the actuarial equivalent of the “defined benefit dollar limitation” (adjusted under Plan Section 4.08(c)(6) for years of participation less than 10, if required), with actuarial equivalence computed using a 5% interest rate assumption and the applicable mortality table for that Annuity Starting Date as defined in Section 1.20 of the Plan (and expressing the Participant’s age based on completed calendar months as of the Annuity Starting Date).

(B)
If the Annuity Starting Date for the Participant’s benefit is after age 65 and occurs in a “limitation year” beginning on or after July 1, 2007, and the Plan has an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the “defined benefit dollar limitation” at the Participant’s Annuity Starting Date is the lesser of the limitation determined

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under the preceding sentence and the “defined benefit dollar limitation” (adjusted under Section 4.08(c)(6) for years of participation less than 10, if required) multiplied by the ratio of the annual amount of the adjusted immediately commencing straight life annuity under the Plan at the Participant’s Annuity Starting Date to the annual amount of the adjusted immediately commencing straight life annuity under the Plan at age 65, both determined without applying the limitations of this Section and without applying the provisions of Section 4.08(c)(6). For this purpose, the adjusted immediately commencing straight life annuity under the Plan at the Participant’s Annuity Starting Date is the annual amount of such annuity payable to the Participant, computed disregarding the Participant’s accruals after age 65 but including actuarial adjustments even if those actuarial adjustments are used to offset accruals; and the adjusted immediately commencing straight life annuity under the Plan at age 65 is the annual amount of such annuity that would be payable under the Plan to a hypothetical Participant who is age 65 and has the same accrued benefit as the Participant.

(4)
Adjustment for Late Payment (Limitation Years beginning before July 1, 2007). If the “annual benefit” of a Participant begins after age 65, and occurs in a “limitation year” beginning before July 1, 2007, the “defined benefit dollar limitation” of Section 4.08(b)(1)(A) applicable to the Participant at the later age (adjusted under Section 4.08(c)(6) for years of participation less than 10, if required) is the actuarial equivalent of the dollar limitation under Code Section 415(b)(1)(A) (as adjusted under Code Section 415(d)), with actuarial equivalence computed using whichever of the following produces the smaller annual amount: (i) the interest rate an mortality table or other tabular factor specified in the Plan for determining Actuarial Equivalence for early retirement purposes, or (ii) a 5% interest rate assumption and the “applicable mortality table.”

(5)
No Mortality Adjustment for Certain Payments. Notwithstanding the other requirements of Paragraphs (1), (2), (3) and (4) of this Subsection (c), in adjusting the “defined benefit dollar limitation” for the Participant’s Annuity Starting Date under Paragraphs (1)(A), (2), (3)(A) and (4) of this Subsection (c), no adjustment shall be made to reflect the probability of a Participant’s death between the Annuity Starting Date and age 62, or between age 65 and the Annuity Starting Date, as applicable, if benefits are not forfeited upon the death of the Participant prior to the Annuity Starting Date. To the extent benefits are forfeited upon death before the Annuity Starting Date, such an adjustment shall be made. For this purpose, no forfeiture shall be treated as occurring upon the Participant’s death if the Plan does not charge Participants for providing a qualified preretirement survivor annuity, as defined in Code Section 417(c) upon the Participant’s death.

(6)
Adjustment for Less Than 10 Years of Participation or Service. If a Participant has fewer than 10 years of participation in the Plan, then the “defined benefit dollar limitation” of Section 4.08(b)(1)(A) shall be multiplied by a fraction, the numerator of which is the number of years (or part thereof) of participation in the Plan, and the denominator of which is 10. However, in no event shall such fraction be less than 1/10th.

Furthermore, if a Participant has fewer than 10 years of service with the “employer,” then the “defined benefit compensation limitation” of Section 4.08(b)(1)(B) shall be

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multiplied by a fraction, the numerator of which is the number of years (or part thereof) of service with the “employer,” and the denominator of which is 10. However, in no event shall such fraction be less than 1/10th.
For purposes of this Subsection, “year of participation” means each accrual computation period for which the following conditions are met: (i) the Participant is credited with at least the number of Hours of Service for benefit accrual purposes, required under the terms of the Plan to accrue a benefit for the accrual computation period, and (ii) the Participant is included as a Participant under the eligibility provisions of the Plan for at least one day of the accrual computation period. If these two conditions are met, the portion of a “year of participation” credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual computation period. A Participant who is permanently and totally disabled within the meaning of Code Section 415(c)(3)(C)(i) for an accrual computation period shall receive a “year of participation” with respect to the period. In addition, for a Participant to receive a “year of participation” (or part thereof) for an accrual computation period, the Plan must be established no later than the last day of such accrual computation period. In no event will more than one “year of participation” be credited for any 12‑month period.

(7)
Actuarial Equivalence. For purposes of adjusting the “annual benefit” to a straight life annuity, the equivalent “annual benefit” shall be (A) for “limitation years” beginning on or after July 1, 2007, the greater of the annual amount of the straight life annuity commencing at the same Annuity Starting Date, and the annual amount of a straight life annuity commencing at the same Annuity starting date that has the same actuarial present value as the Participant’s form of benefit computed using a 5% interest rate assumption and the “applicable mortality table,” and (B) for “limitation years” beginning before July 1, 2007, the annual amount of a straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of benefit computed using whichever of the following produces the greater annual amount: (i) the interest rate and mortality table or other tabular factor specified in the Plan for adjusting benefits in the same form; and (ii) a 5% interest rate assumption and the “applicable mortality table.” If the “annual benefit” is paid in a form other than a nondecreasing life annuity payable for a period not less than the life of a Participant or, in the case of a Pre‑Retirement Survivor Annuity, the life of the surviving spouse, the “applicable interest rate” shall be substituted for “5% interest rate” in the preceding sentence.

For Annuity Starting Dates which occur during a Plan Year beginning December 31, 2003, but not after December 31, 2005, for purposes of adjusting the “annual benefit” to a straight life annuity, if the “annual benefit” is paid in any form other than a nondecreasing life annuity payable for a period not less than the life of a Participant or, in the case of a Pre-Retirement Survivor Annuity, the life of the surviving spouse, then the equivalent “annual benefit” shall be the greater of (i) the equivalent “annual benefit” computed using the Plan interest rate and Plan mortality table (or other tabular factor) in effect as of the date of the distribution, or (ii) the equivalent “annual benefit” computed using 5.5% and the “applicable mortality table.”
For Annuity Starting Dates which occur during a Plan Year beginning after December 31, 2005, for purposes of adjusting the “annual benefit” to a straight life annuity, if the “annual benefit” is paid in any form other than a nondecreasing life

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annuity payable for a period not less than the life of a Participant or, in the case of a Pre-Retirement Survivor Annuity, the life of the surviving spouse, then the equivalent “annual benefit” shall be the greatest of (i) the equivalent “annual benefit” computed using the Plan interest rate and Plan mortality table (or other tabular factor), (ii) the equivalent “annual benefit” computed using 5.5% and the “applicable mortality table,” or (iii) 105% of the equivalent “annual benefit” computed using the “applicable interest rate” and the “applicable mortality table.”
For Annuity Starting Dates which occur during a Plan Year beginning in or after December  31, 2008, clause (iii) of the preceding paragraph does not apply if the Plan is maintained by an eligible employer defined in Code Section 408(p)(2)(C)(i).
Notwithstanding the last sentence of the previous paragraph, in the case of any Participant or Beneficiary receiving a distribution after December 31, 2003, and before January 1, 2005, the amount payable in any form other than a nondecreasing life annuity payable for a period not less than the life of a Participant or, in the case of a Pre‑Retirement Survivor Annuity, the life of the surviving spouse, shall not be less than the amount that would have been so payable had the amount payable been determined using the “applicable interest rate” in effect as of the last day of the last Plan Year beginning before January 1, 2004.
For purposes of this Subsection (7), the “applicable mortality table” for Plan Years prior to January 1, 2009, is described by IRS Revenue Ruling 2001-62, and for subsequent years, the “applicable mortality table” is described by IRS Revenue Ruling 2007-67. For purposes of this Subsection (7), the “applicable interest rate” means the interest rate set forth in Section 1.20 of the Plan.

(8)
Time of Adjustment. For purposes of Sections 4.08(a), 4.08(c)(1) and 4.08(c)(3), no adjustments under Code Section 415(d) shall be taken into account before the “limitation year” for which such adjustment first takes effect.

(9)
Benefits Not Subject to Adjustment. For purposes of Section 4.08(a), no actuarial adjustment to the benefit is required for (i) the value of a qualified joint and survivor annuity, (ii) benefits that are not directly related to retirement benefits (such as a qualified disability benefit, pre‑retirement death benefits, and post‑retirement medical benefits), and (C) the value of post‑retirement cost‑of‑living increases made in accordance with Code Section 415(d) and Regulation 1.415‑3(c)(2)(iii). The “annual benefit” does not include any benefits attributable to after-tax voluntary Employee contributions or rollover contributions, or the assets transferred from a qualified plan that was not maintained by the “employer.”

(d)	Annual Benefit Not in Excess of $10,000
This Plan may pay an “annual benefit” to any Participant in excess of the Participant’s “maximum permissible benefit” if the “annual benefit” under this Plan and all other defined benefit plans maintained by the “employer” does not in the aggregate exceed $10,000 for the “limitation year” or for any prior “limitation year” and the “employer” has not at any time maintained a defined contribution plan, a welfare benefit fund under which amounts attributable to post‑retirement medical benefits are allocated to separate accounts of key employees (as defined in Code Section 419(A)(d)(3)), or an individual medical account in which the Participant participated. For purposes of this paragraph, if this Plan provides for

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voluntary or mandatory Employee contributions, such contributions will not be considered a separate defined contribution plan maintained by the “employer.”
However, if a Participant has fewer than 10 years of service with the “employer,” then the $10,000 threshold of the previous paragraph shall be multiplied by a fraction, the numerator of which is the number of years (or part thereof) of service with the “employer,” and the denominator of which is 10. However, in no event shall such fraction be less than 1/10th.

(e)	Other Rules

(1)
Benefits Under Terminated Plans. If a defined benefit plan maintained by the “employer” has terminated with sufficient assets for the payment of benefit liabilities of all terminated plan participants and a Participant in the plan has not yet commenced benefits under the plan, the benefits provided pursuant to the annuities purchased to provide the Participant’s benefits under the terminated plan at each possible Annuity Starting Date shall be taken into account in applying the limitations of this Section. If there are not sufficient assets for the payment of all Participants’ benefit liabilities, the benefits taken into account shall be the benefits that are actually provided to the Participant under the terminated plan.

(2)
Benefits Transferred From the Plan. If a Participant’s benefits under a defined benefit plan maintained by the “employer” are transferred to another defined benefit plan maintained by the “employer” and the transfer is not a transfer of distributable benefits pursuant to Regulation 1.411(d)-4, Q&A-3(c), the transferred benefits are not treated as being provided under the transferor plan (but are taken into account as benefits provided under the transferee plan). If a Participant’s benefits under a defined benefit plan maintained by the “employer” are transferred to another defined benefit plan that is not maintained by the “employer” and the transfer is not a transfer of distributable benefits pursuant to Regulation 1.411(d)-4, Q&A-3(c), then the transferred benefits are treated by the “employer’s” plan as if such benefits were provided under annuities purchased to provide benefits under a plan maintained by the “employer” that terminated immediately prior to the transfer with sufficient assets to pay all Participants’ benefit liabilities under the plan. If a Participant’s benefits under a defined benefit plan maintained by the “employer” are transferred to another defined benefit plan in a transfer of distributable benefits pursuant to Regulation 1.411(d)-4, Q&A-3(c), the amount transferred is treated as a benefit paid from the transferor plan.

(3)
Formerly Affiliated Plans of the Employer. A “formerly affiliated plan of an employer” shall be treated as a plan maintained by the “employer,” but the formerly affiliated plan shall be treated as if it had terminated immediately prior to the cessation of affiliation with sufficient assets to pay Participants’ benefit liabilities under the Plan and had purchased annuities to provide benefits. A “formerly affiliated plan of the employer” means a plan that, immediately prior to the cessation of affiliation, was actually maintained by the “employer” and, immediately after the cessation of affiliation, is not actually maintained by the “employer.” For this purpose, cessation of affiliation means the event that causes an entity to no longer be considered the “employer,” such as the sale of a member controlled group of corporations, as defined in Code Section 414(b), as modified by Code Section 415(h), to an unrelated corporation, or that causes a plan to not actually be maintained by the “employer,” such as transfer of plan sponsorship outside a controlled group.

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(4)
Plans of a “Predecessor Employer”. If the “employer” maintains a defined benefit plan that provides benefits accrued by a Participant while performing services for a “predecessor employer,” then the Participant’s benefits under a plan maintained by the “predecessor employer” shall be treated as provided under a plan maintained by the “employer.” However, for this purpose, the plan of the “predecessor employer” shall be treated as if it had terminated immediately prior to the event giving rise to the “predecessor employer” relationship with sufficient assets to pay participants’ benefit liabilities under the plan, and had purchased annuities to provide benefits; the “employer” and the “predecessor employer” shall be treated as if they were a single employer immediately prior to such event and as unrelated employers immediately after the event; and if the event giving rise to the predecessor relationship is a benefit transfer, the transferred benefits shall be excluded in determining the benefits provided under the plan of the “predecessor employer”. A former entity that antedates the “employer” is also a “predecessor employer” with respect to a Participant if, under the facts and circumstances, the “employer” constitutes a continuation of all or a portion of the trade or business of the former entity.

(5)
Employer. For purposes of this Section, “employer” means any employer that adopts the Plan, and all members of a controlled group of corporations of such employer, as defined in Code Section 414(b), as modified by Code Section 415(h)), all commonly controlled trades or businesses or such employer (as defined in Code Section 414(c), as modified, except in the case of a brother-sister group of trades or businesses under common control, by Code Section 415(h)), or affiliated service groups (as defined in Code Section 414(m)) of which the adopting employer is a part, and any other entity required to be aggregated with the employer pursuant to Code Section 414(o).

(6)
Adjustment if in Two Defined Benefit Plans. If the Participant is, or has ever been, a participant in another qualified defined benefit plan (without regard to whether the plan has been terminated) maintained by the “employer” or a “predecessor employer”, the sum of the Participant’s “annual benefits” from all such plans may not exceed the “maximum permissible benefit.” Where the Participant’s employer-provided benefits under all such defined benefit plans (determined as of the same age) would exceed the “maximum permissible benefit” applicable at that age, the rate of accrual in this Plan will be reduced to the extent necessary so that the total “annual benefits” payable at any time under all such plans will not exceed the “maximum permissible benefit.”

(7)	Special Rules. The limitations of this Section shall be determined and applied taking into account the rules in Regulation 1.415(f)-1(d), (e) and (h).

(8)
Compensation. For purposes of this Section 4.08, “compensation” and “415 compensation” shall mean, with respect to any Member, the wages, salaries, and other amounts paid in respect of such Member by the Company or an Associated Company for personal services actually rendered and including any elective amounts that are not includible in gross income of the Member by reason of Section 125, 132(f), 402(g), or 457(b) of the Code and shall exclude other deferred compensation, stock options, and other distributions which receive special tax benefits under the Code. In addition, “compensation” shall also include compensation paid by the later of: (a) 2½ months after severance from employment, or (b) the end of the limitation year that includes the date of severance from employment if:

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(a)
absent a severance from employment, such payments would have been paid to the Employee while the Employee continued in employment with the Company and was for regular compensation for services rendered during the Employee’s regular working hours; or

(b)	compensation was paid for services outside the Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses or other similar compensation.

4.09	No Duplication
Except as hereinafter provided, there shall be deducted from any retirement allowance or vested benefit payable under this Plan the part of any pension or comparable benefit, including any lump sum payment, provided by employer contributions which Rayonier Inc., any Participating Unit, (including any former Participating Unit divested by Rayonier Inc.), any Associated Company or any affiliate of the Company is obligated to pay or has paid to or under any defined benefit plan or other agreement which provides for benefits comparable to those benefits paid under a defined benefit plan (except for any pension plan or other agreement which provides for the payment of that portion of any benefits accrued under the Plan but not payable from the Plan on account of Code Sections 401(a)(17)(B) or 4.08) with respect to any service rendered on or after March 1, 1994, which is Benefit Service for purposes of computation of benefits under this Plan.

4.10	Payment of Benefits

(a)
Unless otherwise provided under an optional benefit elected pursuant to Section 4.06, the survivor’s benefits available under Section 4.07, or the provisions of Section 4.10(e)(ii), all retirement allowances, vested benefits or other benefits payable under the Plan will be paid in monthly installments as of the end of each month beginning with (i) the month in which a Member has reached his or her Normal Retirement Date and has retired from active service, (ii) the month in which a Member has reached his or her Postponed Retirement Date and has retired from active service, (iii) the month in which a Member, upon proper application, has requested commencement of his or her vested benefit or early retirement allowance, or (iv) the month in which benefits under an optional benefit under Section 4.06 or the survivor’s benefits under Section 4.07 become payable, whichever is applicable. Such monthly installments shall cease with the payment for the month in which the recipient dies. In no event shall a retirement allowance or vested benefit be payable to a Member who continues in or resumes active service with the Company or an Associated Company for any period between his or her Normal Retirement Date and Postponed Retirement Date, except as provided in Sections 4.02(d), and 4.10(e).

(b)
Effective January 1, 1998, through March 27, 2005, in any case, a lump sum payment equal to the vested benefit payable under Section 4.05 or the vested spouse’s benefit payable under Section 4.07(a) multiplied by the appropriate factor contained in Table 4, 5, or 6 of Appendix A shall be made in lieu of any vested benefit payable to a former Member or any vested spouse’s benefit payable to a spouse of a Member or a former Member, if the lump sum present value of such benefit amounts to $5,000 or less. In no event, however, with respect to any Member who terminates employment prior to September 1, 1995, shall that adjustment factor produce a lump sum that is less than the amount determined by using the interest rate assumption used by the Pension Benefit Guaranty Corporation for valuing benefits for determining lump sum payments under single employer plans that terminate on January 1 of the Plan Year in which the annuity Starting Date occurs. With respect to any

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Member who terminates employment on or after September 1, 1995, the lump sum present value shall be based on the IRS Mortality Table and the IRS Interest Rate. The lump sum payment may be made at any time on or after the date the Member has terminated employment or died, but in any event prior to the date his or her benefit payment would have otherwise commenced.
Effective March 28, 2005, a lump sum payment shall be made in lieu of the vested benefit payable under Section 4.05 in the event:
(i)    the Member’s Annuity Starting Date occurs on or after his Normal Retirement Date and the present value of his benefit determined as of his Annuity Starting Date amounts to $5,000 or less, or
(ii)    the Member’s Annuity Starting Date occurs prior to his Normal Retirement Date and the present value of his benefit determined as of his Annuity Starting Date amounts to $1,000 or less.
In determining the amount of a lump sum payment payable under this paragraph, the lump sum present value shall mean a benefit, in the case of a lump sum benefit payable prior to the first day of the calendar month coincident with or next following the 55th anniversary of the Member’s birth, of equivalent value to the benefit which would otherwise have been provided commencing at the first day of the calendar month coincident with or next following the 55th anniversary of the Member’s birth. The determination as to whether a lump sum payment is due shall be made as soon as practicable following the Member’s termination of service. Any lump sum benefit payable shall be made as soon as practicable following the determination that the amount qualifies for distribution under the provisions of this Section 4.10. In no event shall a lump sum payment be made following the date retirement benefit payments have commenced as an annuity.
Effective March 28, 2005, in the event the lump sum present value of a Member’s vested benefit exceeds $1,000 but does not exceed $5,000, the Member may elect to receive a lump sum payment of such benefit. The election shall be made in accordance with such administrative rules as the Plan Administration Committee shall prescribe. The Member may elect to receive the lump sum payment as soon as practicable following his termination of employment or as of the first day of any later month that precedes his Normal Retirement Date. Spousal Consent to the Member’s election of the lump sum is not required. A Member who is entitled to elect a distribution under this paragraph shall not be entitled to receive payment in any other form of payment offered under the Plan.
Notwithstanding the provisions of Section 4.07, a lump sum payment shall be paid to the spouse in lieu of the monthly vested spouse’s benefit payable under Section 4.07(a) if the lump sum present value of the benefit amounts to $5,000 or less. The lump sum payment shall be made as soon as practicable following the determination that the amount qualifies for distribution under this Section. In no event shall a lump sum payment be made following the date payments have commenced to the surviving spouse as an annuity.
For purposes of this Section 4.10(b), the lump sum present value shall be based on the IRS Interest Rate and the IRS Mortality Table.
In the event a Member is not entitled to any retirement allowance or vested benefit upon his termination of employment, he shall be deemed “cashed-out” under the provisions of this

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Section 4.10(b) as of the date he terminated service. However, if a Member described in the preceding sentence is subsequently restored to service, the provisions of Sections 3.06 and 4.11 shall apply to him without regard to such sentence.

(c)
In the event that the Plan Administration Committee shall find that a person to whom benefits are payable is unable to care for his or her affairs because of illness or accident or is a minor or has died, then, unless claim shall have been made therefor by a legal representative, duly appointed by a court of competent jurisdiction, the Plan Administration Committee may direct that any benefit payment due him or her be paid to his or her spouse, a child, a parent or other blood relative, or to a person with whom he or she resides, and any such payment made shall be a complete discharge of the liabilities of the Plan therefor.

(d)
Before any benefit shall be payable to a Member, a former Member, or other person who is or may become entitled to a benefit hereunder, such Member, former Member, or other person shall file with the Plan Administration Committee such information as it shall require to establish his or her rights and benefits under the Plan.

(e)
(i)    Except as otherwise provided in this Article 4, payment of a Member’s retirement allowance or a former Member’s vested benefit shall begin as soon as administratively practicable following the latest of (1) the Member’s Normal Retirement Age or (2) the date he or she terminates service with the Company and all Associated Companies (but not more than 60 days after the close of the Plan Year in which the latest of (1) or (2) occurs).

(ii)    Notwithstanding anything contained in the Plan to the contrary, in the case of a Member who owns either (1) more than 5% of the outstanding stock of the Company or (2) stock possessing more than 5% of the total combined voting power of all stock of the Company, the Member’s retirement allowance shall begin no later than the April 1 following the calendar year in which he or she attains age 70½.
Effective January 1, 2000, payment of any other Member’s retirement allowance or vested benefit shall begin no later than April 1 of the calendar year following the calendar year in which the later of the Member’s retirement or attainment of age 70½ occurs. Before January 1, 2000, the payment of a retirement allowance or vested benefit for a Member in active service who is not a 5‑percent owner as described above shall begin no later than April 1 of the calendar year following the calendar year in which he or she attains age 70½. A Member who attained age 70½ prior to January 1, 1988, and who is not a 5‑percent owner as described above shall not receive payment while in active service under the provisions of this paragraph.

4.11	Reemployment of Former Member or Retired Member

(a)
Cessation of Benefit Payments. If a former Member or a retired Member entitled to or in receipt of a vested benefit or retirement allowance is reemployed by the Company or by an Associated Company in a capacity other than as a Non‑Benefits Worker, any benefit payments he or she is receiving shall cease, except as otherwise provided in Section 4.02(c) and Section 4.10(e). If a former Member or a retired Member returns to the Company or an Associated Company as a Non‑Benefits Worker, benefit payments shall continue and Paragraphs (b) and (c) shall not apply.

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(b)	Optional Forms of Pension Benefits
(i)    If the Member is reemployed in a capacity other than as a Non‑Benefits Worker any previous election of an optional benefit under Section 4.06 or a survivor’s benefit under Section 4.07 shall be revoked and the terms and conditions of Paragraph (ii) below shall apply.
(ii)    Any Member who is at least age 55 with ten or more years of Eligibility Service when he or she is reemployed in a capacity other than as a Non‑Benefits Worker shall, with respect to the vested benefit or retirement allowance earned prior to his or her reemployment and with respect to any additional benefits earned during reemployment, be covered by the provisions of Section 4.07(b) – Pre‑Retirement Survivor’s Benefit – and be eligible to elect coverage under Section 4.07(c) Supplemental Pre‑Retirement Survivor’s Benefit. Coverage under Section 4.07(b) shall be effective on the first day of the calendar month coincident with or next following the date of his or her reemployment and any previous election shall remain in effect until such date. If, within 30 days after reemployment, the Member elects coverage under Section 4.07(c), such coverage shall be effective as of the first day of the calendar month coincident with or next following the date of his or her reemployment. If the Member does not make an election under Section 4.07(c) within 30 days after his or her reemployment or he or she waives such coverage, any later election shall become effective one year after the first day of the calendar month coincident with or next following the date notice is received by the Plan Administration Committee or on the date specified in such notice, if later.
Any Member or former Member with five or more years of Eligibility Service who is less than age 55 when he or she is reemployed shall be covered by the provisions of Section 4.07(a)(i) – Automatic Vested Spouse’s Benefit – until he or she attains age 55 and such coverage shall be effective on the first day of the calendar month coincident with or next following the date of his or her reemployment and any previous election shall remain in effect until such date. Such former Member and any other Member or former Member shall be covered by the provisions of Section 4.07(b) – Pre‑Retirement Survivor’s Benefit – and shall be eligible to elect coverage under Section 4.07(c) Supplemental Pre‑Retirement Survivor’s Benefit upon the later of the date he or she attains age 55, the date he or she completes ten years of Eligibility Service, or his or her Normal Retirement Date, and such coverage shall be in accordance with the provisions of such Sections and shall apply with respect to his or her retirement allowance or vested benefit earned prior to his or her reemployment, as well as any additional benefits earned during reemployment.

(c)	Benefit Payments at Subsequent Termination or Retirement
(i)    In accordance with the procedure established by the Plan Administration Committee on a basis uniformly applicable to all Members similarly situated, upon the subsequent retirement of a Member in service after his or her Normal Retirement Date, payment of such Member’s retirement allowance shall resume no later than the third month after the final month during the reemployment period in which he or she is credited with at least eight days of service.
(ii)    Upon the subsequent retirement or termination of employment of a retired or former Member, the Plan Administration Committee shall, in accordance with rules uniformly applicable to all Members similarly situated, determine the amount of vested benefit

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or retirement allowance which shall be payable to such Member at such subsequent retirement or termination. Such vested benefit or retirement allowance shall not be less than the sum of (1) the original amount of vested benefit or retirement allowance previously earned by such Member in accordance with the terms of the Plan in effect during such previous employment adjusted to reflect the election of any survivor’s benefits pursuant to Section 4.07(a)(ii) or 4.07(c) and reduced by an amount of equivalent value to the benefits, if any, he or she received before the earlier of the date of his or her restoration to service or his or her Normal Retirement Date and (2) any additional vested benefit or retirement allowance earned during his or her period of reemployment, such amounts to be adjusted to reflect the election during reemployment of any survivor’s benefits pursuant to Section 4.07(a)(ii) or 4.07(c). Notwithstanding anything to the contrary contained in this Plan, with respect to an Employee who has incurred a break in service, the vested benefit or retirement allowance for Benefit Service credited prior to the date of reemployment shall not be recalculated or increased until the Member, regardless of his or her vested status, has completed at least 12 months of Eligibility Service following his or her reemployment, and in such event, the recalculated vested benefit or retirement allowance, prior to any optional modification in accordance with the provisions of Section 4.06, shall be reduced by an amount of equivalent value to any payments previously received by the former Member or retired Member before the earlier of his or her restoration to service or his or her Normal Retirement Date; provided that no such reduction shall reduce such retirement allowance or vested benefit below the amount determined pursuant to clause (1) of the preceding sentence.

(d)
Questions Relating to Reemployment of Former Members or Retired Members. If, at subsequent termination of employment or retirement, any question shall arise under this Section 4.11 as to the calculation or recalculation of a reemployed former Member’s or retired Member’s vested benefit or retirement allowance or election of an optional form of benefit under the Plan, such question shall be resolved by the Plan Administration Committee on a basis uniformly applicable to all Members similarly situated.

4.12	Top-heavy Provisions

(a)	The following definitions apply to the terms used in this Section:
(i)    “applicable determination date” means the last day of the preceding Plan Year;
(ii)    “top-heavy ratio” means the ratio of (A) the present value of the cumulative Accrued Benefits under the Plan for key employees to (B) the present value of the cumulative Accrued Benefits under the Plan for all key employees and non-key employees; provided, however, that if an individual has not performed services for the Company at any time during the one-year period ending on the applicable determination date, any accrued benefit for such individual (and the account of such individual) shall not be taken into account; and provided further, that the present values of Accrued Benefits under the Plan for an employee as of the applicable determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the one-year period (five-year period in the case of a distribution made for a reason other than severance from employment, death, or disability) ending on the applicable determination date and any distributions made with respect to the employee under a

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terminated plan which, had it not been terminated, would have been in the required aggregation group;
(iii)    “applicable valuation date” means the date within the preceding Plan Year as of which annual Plan costs are or would be computed for minimum funding purposes;
(iv)    “key employee” means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the applicable determination date was an officer of the Company or an Associated Company having remuneration greater than $130,000 ( as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner (as defined in Code Section 416(i)(1)(B)(i)) of the Company or an Associated Company, or a 1-percent owner (as defined in Code Section 416(i)(1)(B)(ii)) of the Company or an Associated Company having remuneration greater than $150,000. The determination of who is a key employee shall be made in accordance with Code Section 416(i) and the applicable regulations and other guidance of general applicability issued thereunder;
(v)    “non-key employee” means any employee who is not a key employee;
(vi)    “average remuneration” means the average annual remuneration of a Member for the five consecutive years of his Eligibility Service after December 31, 1983, during which he received the greatest aggregate remuneration, as limited by Code Section 401(a)(17), from the Company or an Associated Company, excluding any remuneration for service after the last Plan Year with respect to which the Plan is top-heavy;
(vii)    “required aggregation group” means each other qualified plan of the Company or an Associated Company (including plans that terminated within the five-year period ending on the applicable determination date) in which there are members who are key employees or which enables the Plan to meet the requirements of Code Sections 401(a)(4) or 410; and
(viii)    “permissive aggregation group” means each plan in the required aggregation group and any other qualified plan(s) of the Company or an Associated Company in which all members are non-key employees, if the resulting aggregation group continues to meet the requirements of Code Sections 401(a)(4) and 410.

(b)
For purposes of this Section, the Plan shall be “top-heavy” with respect to any Plan Year if as of the applicable determination date the top-heavy ratio exceeds 60%. The top-heavy ratio shall be determined as of the applicable valuation date in accordance with Code Sections 416(g)(3) and (4)(B) on the basis of the same mortality and interest rate assumptions used to value the Plan. For purposes of determining whether the Plan is top-heavy, the present value of Accrued Benefits under the Plan will be combined with the present value of accrued benefits or account balances under each other plan in the required aggregation group, and, in the Company’s discretion, may be combined with the present value of accrued benefits or account balances under any other qualified plan(s) in the permissive aggregation group. The accrued benefit of a non-key employee under the Plan or any other defined benefit plan in the aggregation group shall be determined (i) under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company or an Associated Company, or (ii) if there is no such method, as if such benefit accrued not more rapidly than

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the slowest accrual rate permitted under the fractional rule described in Code Section 411(b)(1)(C).

(c)	The following provisions shall be applicable to Members for any Plan Year with respect to which the Plan is top-heavy:
(i)    In lieu of the vesting requirements specified in Section 4.05, a Member shall be vested in, and have a nonforfeitable right to, a percentage of his Accrued Benefit determined, as set forth in the following vesting schedule:
Years of Eligibility Service    Percentage Vested
Less than 2 years    0%
2 years    20
3 years    40
4 years    60
5 or more years    100
(ii)    The Accrued Benefit of a Member who is a non-key employee shall not be less than 2% of his average remuneration multiplied by the number of years of his Eligibility Service, not in excess of 10, during the Plan Years for which the Plan is top-heavy. For purposes of the preceding sentence, years of Eligibility Service shall be disregarded to the extent that such years of Eligibility Service occur during a Plan Year when the Plan benefits (within the meaning of Code Section 410(b)) no key employee or former key employee. That minimum benefit shall be payable at a Member’s Normal Retirement Date. If payments commence at a time other than the Member’s Normal Retirement Date, the minimum accrued benefit shall be of equivalent actuarial value to that minimum benefit.

(d)	If the Plan is top-heavy with respect to a Plan Year and ceases to be top-heavy for a subsequent Plan Year, the following provisions shall be applicable:
(i)    The Accrued Benefit in any such subsequent Plan Year shall not be less than the minimum Accrued Benefit provided in Paragraph (c)(ii) above, computed as of the end of the most recent Plan Year for which the Plan was top-heavy.
(ii)    If a Member has completed three years of Eligibility Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting schedule set forth in Paragraph (c)(i) above shall continue to be applicable.
(iii)    If a Member has completed at least two, but less than three, years of Eligibility Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting provisions of Section 4.04 shall again be applicable; provided, however, that in no event shall the vested percentage of a Member’s Accrued Benefit be less than the percentage determined under Paragraph (c)(i) above as of the last day of the most recent Plan Year for which the Plan was top-heavy.

4.13	Payment of Medical Benefits for Benefits for Certain Members Who Retire Under the Plan
This Section 4.13 defines the basis of providing medical benefits to eligible Members or their eligible dependents as defined below for those expenses incurred by such Members or their eligible dependents on or after the date specified by the Board of Directors.

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(a)
In order to be eligible for the benefits provided hereunder, a person must be a Plan Member who retired under the Plan provisions during the period designated by the Plan Administration Committee and be currently eligible for post-retirement medical benefits under a plan maintained by the Company and hereinafter referred to as the “Medical Plan” or be an eligible dependent of such a Member. To the extent they are not otherwise reimbursed from Company assets, covered medical expenses incurred during the applicable period shown below by such a Member or his or her eligible dependents shall be reimbursed hereunder.

(b)
The level of medical benefits covered under the provisions of this Section 4.13 shall be the medical coverage in effect under the terms of the Medical Plan. Except as provided in Article 10, such medical coverage or benefit plan may be withdrawn or amended from time to time as the Company shall determine.

(c)
Except as provided in Section 4.13(e), all contributions made to the trust to provide medical benefits under this Section 4.13 shall be maintained in a separate account and such assets may not be used for or diverted to any purpose other than to provide said medical benefits; provided, however, none of the assets so set aside may be used to provide medical benefits for a Member, former Member or their dependents if the Member or former Member is a “key employee” as determined in accordance with the provisions of Code Sections 416(i)(1) and (5). Similarly, none of the assets accumulated to provide the retirement allowances or vested benefits set forth in the foregoing provisions of this Article 4 may, prior to the termination of the Plan and satisfaction of all the liabilities for such retirement allowances or vested benefits, be used or diverted to provide medical benefits under this Section 4.13. The assets, if any, accumulated to provide medical benefits under this Section 4.13 may be invested pursuant to the provisions of Article 7.

(d)
It is the intention of the Company to continue providing medical benefits under this Section 4.13 and to make contributions to the Trustee to fund such medical benefits in such amounts as the Company shall deem necessary or appropriate. The aggregate contributions made to fund the medical benefits provided under this Section, when added to the actual contributions for any life insurance protection provided under the Plan, shall not exceed 25% of the total actual contributions made to the Plan (other than contributions to fund past service credits) after the later of the adoption or effective date of this Section. Any forfeitures of a Member’s interest in the medical benefit accounts as provided hereunder prior to any discontinuance of medical benefits by the Board of Directors shall be applied to reduce any subsequent Company contributions made pursuant to this Section 4.13.

(e)
Except as provided in Article 10, the Board of Directors may discontinue providing medical benefits under this Section 4.13 for any reason at any time, in which event the assets allocated to provide medical benefits hereunder, if any remain, shall, to the extent they are not otherwise reimbursed from Company assets, be used to continue medical benefits to Members who are eligible for them prior to the discontinuance date as long as any assets remain. However, if, after the satisfaction of all medical benefits provided hereunder, there remain any assets, the program shall be deemed to be terminated and such remainder shall be returned to the Company, in accordance with Code Section 401(h)(5).

4.14	Transfers From Hourly Plans Maintained by the Company or an Associated Company
At the discretion and direction of the Plan Administration Committee, the Plan may accept from a hourly pension plan maintained by the Company or an Associated Company which is qualified

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under Code Section 401(a) a transfer of (i) liabilities with respect to the accrued benefit under such hourly plan of a Member who has employment with the Company rendered otherwise than as an Employee recognized as Benefit Service pursuant to the provisions of Section 2.02(c) of the Plan and (ii) with respect to such liabilities, any assets determined by the Company to be applicable.
All such transfers shall be made in accordance with the provisions of the Code and ERISA.

4.15	Direct Rollover of Certain Distributions
Notwithstanding any other provision of this Plan, with respect to any distribution from this Plan which is (i) payable to a “distributee” and (ii) determined by the Plan Administration Committee to be an “eligible rollover distribution,” such distributee may elect, at the time and in the manner prescribed by the Plan Administration Committee, to have the Plan make a “direct rollover” of all or part of such distribution to an “eligible retirement plan” specified by the distributee which accepts such rollover. The following definitions apply to the terms used in this Section:

(a)
A “distributee” means a Member or former Member. In addition, the Member’s or former Member’s surviving spouse and the Member’s or former Member’s spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse. With regard to eligible rollover distributions paid directly to an eligible retirement plan described in Code Sections 408(a) or 408(b), effective for Plan Years beginning on or after January 1, 2010, a distributee also includes the Member’s or former Member’s designated non-spouse Beneficiary.

(b)
An “eligible rollover distribution” is any distribution of all or any portion of the retirement allowance or vested benefit owing to the credit of a distributee, except that the following distributions shall not be eligible rollover distributions: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life or life expectancy of the distributee or the joint lives or joint life expectancies of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more, (ii) any distribution to the extent such distribution is required under Code Section 401(a)(9), (iii) the portion of a distribution not includible in gross income, and (iv) any distribution where all otherwise eligible distributions are expected to total less than $200 during a year.

A portion of a distribution shall not fail to be an “eligible rollover distribution” merely because the portion consists of after‑tax employee contributions which are not includible in gross income. However, such portion may be transferred only to (i) an traditional individual retirement account or annuity described in Code Section 408(a) or (b) (a “traditional IRA”) or a Roth individual retirement account or annuity described in Code Section 408(A) (a “Roth IRA”), or (ii) to a qualified defined contribution, defined benefit, or annuity plan described in Code section 401(a) or 403(a) or to an annuity contract described in Code section 403(b), if such plan or contract provides for separate accounting for amounts so transferred (including interest thereon), including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.;

(c)	An “eligible retirement plan” is an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a

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state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, a traditional IRA, a Roth IRA, an annuity plan described in Code Section 403(a), an annuity contract described in Code Section 403(b), or a qualified defined benefit or defined contribution plan described in Code Section 401(a), that accepts the distributee’s eligible rollover distribution. The foregoing definition of an eligible retirement plan also applies in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p).

(d)	A “direct rollover” is a payment by the Plan directly to the eligible retirement plan specified by the distributee.
In the event that the provisions of this Section 4.15 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Section 4.15 or applicable part thereof shall be ineffective without necessity of further amendment of the Plan.

4.16	Mandatory Distributions

(a)	General Rules.

(1)
Effective Date. The provisions of this Section are effective January 1, 2004; however, except as otherwise provided herein, the provisions of this Section will first apply for purposes of determining required minimum distributions for calendar years beginning on and after January 1, 2006.

(2)
Requirements of Treasury Regulations Incorporated. All distributions required under this Section shall be determined and made in accordance with Code Section 401(a)(9), including the incidental death benefit requirement in Code Section 401(a)(9)(G), and the Regulations thereunder.

(3)	Precedence. Subject to the joint and survivor annuity requirements of the Plan, the requirements of this Section shall take precedence over any inconsistent provisions of the Plan.

(4)	TEFRA Section 242(b)(2) Elections.
(i)    Notwithstanding the other provisions of this Section, other than Section 4.16(a)(2), distributions may be made on behalf of any Member, including a five-percent owner, who has made a designation in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and in accordance with all of the following requirements (regardless of when such distributions commence):

(A)	The distribution by the Plan is one which would not have disqualified such plan under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984.

(B)	The distribution is in accordance with a method of distribution designated by the Member whose interest in the plan is being distributed or, if the Member is deceased, by a Beneficiary of such Member.

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(C)	Such designation was in writing, was signed by the Member or Beneficiary, and was made before January 1, 1984.

(D)	The Member had accrued a benefit under the Plan as of December 31, 1983.

(E)
The method of distribution designated by the Member or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Member’s death, the Beneficiaries of the Member listed in order of priority.

(ii)    A distribution upon death will not be covered by the transitional rule of this Subsection unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Member.
(iii)    For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Member, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in (i)(A) and (i)(E) of this Subsection.
(iv)    If a designation is revoked, any subsequent distribution must satisfy the requirements of Code Section 401(a)(9) and the Regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the Regulations thereunder, but for the Code Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life).
(v)    In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Regulation 1.401(a)(9)-8, Q&A-14 and Q&A‑15, shall apply.

(b)	Time and Manner of Distribution.

(1)	Required Beginning Date. The Member’s entire interest will be distributed, or begin to be distributed, to the Member no later than the Member’s “Required Beginning Date.”

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(2)	Death of Member Before Distributions Begin. If the Member dies before distributions begin, the Member’s entire interest will be distributed, or begin to be distributed, no later than as follows:
(i)    Life Expectancy Rule, Spouse is Beneficiary. If the Member’s surviving spouse is the Member’s sole “Designated Beneficiary,” then distributions to the surviving spouse will begin by December 31st of the calendar year immediately following the calendar year in which the Member died, or by December 31st of the calendar year in which the Member would have attained age 70 1/2, if later.
For purposes of this Section 4.16(b) and Section 4.16(e), distributions are considered to begin on the Member’s “Required Beginning Date”. If annuity payments irrevocably commence to the Member before the Member’s “Required Beginning Date” (or to the Member’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 4.16(b)(2)(i)), the date distributions are considered to begin is the date distributions actually commence.

(3)
Form of Distribution. Unless the Member’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the “Required Beginning Date,” as of the first “Distribution Calendar Year” distributions will be made in accordance with Sections 4.16(c), 4.16(d), and 4.16(e). If the Member’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Regulations thereunder. Any part of the Member’s interest which is in the form of an individual account described in Code Section 414(k) will be distributed in a manner satisfying the requirements of Code Section 401(a)(9) and the Regulations thereunder applicable to individual accounts.

(c)	Determination of Amount to be Distributed Each Year.

(1)
General Annuity Requirements. A Member who is required to begin payments as a result of attaining his or her “Required Beginning Date,” whose interest has not been distributed in the form of an annuity purchased from an insurance company or in a single sum before such date, may receive such payments in the form of annuity payments under the Plan. Payments under such annuity must satisfy the following requirements:

(i)    The annuity distributions will be paid in periodic payments made at intervals not longer than one year;
(ii)    The distribution period will be over a life (or lives) or over a period certain not longer than the period described in Section 4.16(d) or 4.16(e);
(iii)    Once payments have begun over a period certain, a Member may elect a change in the period certain with associated modifications in the annuity payments provided the following conditions are satisfied:

(A)
If, in a stream of annuity payments that otherwise satisfies Code Section 401(a)(9), a Member elects to change the annuity payment period and the annuity payments are modified in association with that change, this modification will not cause the distributions to fail to satisfy Code Section

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401(a)(9) provided the conditions set forth in Subsection (B) below are satisfied, and one of the following applies:

(1)	The modification occurs at the time that the Member retires or in connection with a Plan termination;

(2)	The annuity payments prior to modification are annuity payments paid over a period certain without life contingencies; or

(3)
The annuity payments after modification are paid under a qualified joint and survivor annuity over the joint lives of the Member and a “Designated Beneficiary,” the Member’s spouse is the sole “Designated Beneficiary,” and the modification occurs in connection with the Member becoming married to such spouse.

(B)	In order to modify a stream of annuity payments in accordance with this Subsection, all of the following conditions must be satisfied:

(1)
The future payments under the modified stream satisfy Code Section 401(a)(9) and this Section (determined by treating the date of the change as a new Annuity Starting Date and the actuarial present value of the remaining payments prior to modification as the entire interest of the Member);

(2)	For purposes of Code Sections 415 and 417, the modification is treated as a new Annuity Starting Date;

(3)
After taking into account the modification, the annuity stream satisfies Code Section 415 (determined at the original Annuity Starting Date, using the interest rates and mortality tables applicable to such date); and

(4)	The end point of the period certain, if any, for any modified payment period is not later than the end point available under Code Section 401(a)(9) to the Member at the original Annuity Starting Date.
(iv)    Payments will either be nonincreasing or increase only to the extent permitted by one of the following conditions:

(A)
By an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that for a 12-month period ending in the year during which the increase occurs or the prior year;

(B)
By a percentage increase that occurs at specified times (e.g., at specified ages) and does not exceed the cumulative total of annual percentage increases in an “Eligible Cost-of-Living Index” since the Annuity Starting Date, or if later, the date of the most recent percentage increase. In cases providing such a cumulative increase, an actuarial increase may not be provided to reflect the fact that increases were not provided in the interim years;

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(C)
To the extent of the reduction in the amount of the Member’s payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in Section 4.16(d) dies or is no longer the Member’s Beneficiary pursuant to a qualified domestic relations order within the meaning of Section 414(p);

(D)	To allow a Beneficiary to convert the survivor portion of a joint and survivor annuity into a single sum distribution upon the Member’s death;

(E)	To pay increased benefits that result from a Plan amendment or other increase in the Member’s Accrued Benefit under the Plan;

(F)	By a constant percentage, applied not less frequently than annually, at a rate that is less than 5% per year;

(G)
To provide a final payment upon the death of the Member that does not exceed the excess of the actuarial present value of the Member’s accrued benefit (within the meaning of Code Section 411(a)(7)) calculated as of the Annuity Starting Date using the applicable interest rate and the applicable mortality table under Code Section 417(e) over the total of payments before the death of the Member; or

(H)	As a result of dividend or other payments that result from “Actuarial Gains,” provided:
(i)    Actuarial gain is measured not less frequently than annually;
(ii)    The resulting dividend or other payments are either paid no later than the year following the year for which the actuarial experience is measured or paid in the same form as the payment of the annuity over the remaining period of the annuity (beginning no later than the year following the year for which the actuarial experience is measured);
(iii)    The “Actuarial Gain” taken into account is limited to “Actuarial Gain” from investment experience;
(iv)    The assumed interest rate used to calculate such “Actuarial Gains” is not less than 3%; and
(v)    The annuity payments are not also being increased by a constant percentage as described in Subsection (F) above.

(2)	Amount Required to be Distributed by Required Beginning Date.
(i)    In the case of a Member whose interest in the Plan is being distributed as an annuity pursuant to Subsection (1) above, the amount that must be distributed on or before the Member’s “Required Beginning Date” (or, if the Member dies before distributions begin, the date distributions are required to begin under Section 4.16(b)(2)(i)) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals

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are the periods for which payments are received, e.g., bi‑monthly, monthly, semi‑annually, or annually. All of the Member’s benefit accruals as of the last day of the first “Distribution Calendar Year” will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Member’s “Required Beginning Date.”
(ii)    In the case of a single sum distribution of a Member’s entire accrued benefit during a “Distribution Calendar Year,” the amount that is the required minimum distribution for the “Distribution Calendar Year” (and thus not eligible for rollover under Code Section 402(c)) is determined under this paragraph. The portion of the single sum distribution that is a required minimum distribution is determined by treating the single sum distribution as a distribution from an individual account Plan and treating the amount of the single sum distribution as the Member’s account balance as of the end of the relevant valuation calendar year. If the single sum distribution is being made in the calendar year containing the “Required Beginning Date” and the required minimum distribution for the Member’s first “Distribution Calendar Year” has not been distributed, the portion of the single sum distribution that represents the required minimum distribution for the Member’s first and second “Distribution Calendar Year” is not eligible for rollover.

(3)
Additional Accruals After First Distribution Calendar Year. Any additional benefits accruing to the Member in a calendar year after the first “Distribution Calendar Year” will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues. Notwithstanding the preceding, the Plan will not fail to satisfy the requirements of this paragraph and Code Section 401(a)(9) merely because there is an administrative delay in the commencement of the distribution of the additional benefits accrued in a calendar year, provided that the actual payment of such amount commences as soon as practicable. However, payment must commence no later than the end of the first calendar year following the calendar year in which the additional benefit accrues, and the total amount paid during such first calendar year must be no less than the total amount that was required to be paid during that year under this paragraph.

(4)
Death after distributions begin. If a Member dies after distribution of the Member’s interest begins in the form of an annuity meeting the requirements of this Section, then the remaining portion of the Member’s interest will continue to be distributed over the remaining period over which distributions commenced.

(d)	Requirements For Annuity Distributions That Commence During Member’s Lifetime.

(1)
Joint Life Annuities Where the Beneficiary Is Not the Member’s Spouse. If distributions commence under a distribution option that is in the form of a joint and survivor annuity for the joint lives of the Member and the Member’s spouse, the minimum distribution incidental benefit requirement will not be satisfied as of the date distributions commence unless, under the distribution option, the periodic annuity payment payable to the survivor does not at any time on and after the Member’s “Required Beginning Date” exceed the annuity payable to the Member. In the case of an annuity that provides for increasing payments, the requirement of this paragraph will not be violated merely because benefit payments to the Beneficiary increase, provided the increase is determined in the same manner for the Member and the

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Beneficiary. If the form of distribution combines a joint and survivor annuity for the joint lives of the Member and the Member’s spouse and a period certain annuity, the preceding requirements will apply to annuity payments to be made to the “Designated Beneficiary” after the expiration of the period certain.

(2)
Joint Life Annuities Where the Beneficiary Is Not the Member’s Spouse. If the Member’s interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Member and a Beneficiary other than the Member’s spouse, the minimum distribution incidental benefit requirement will not be satisfied as of the date distributions commence unless under the distribution option, the annuity payments to be made on and after the Member’s “Required Beginning Date” will satisfy the conditions of this paragraph. The periodic annuity payment payable to the survivor must not at any time on and after the Member’s “Required Beginning Date” exceed the applicable percentage of the annuity payment payable to the Member using the table set forth in Regulations Section 1.401(a)(9)‑6 Q&A-2. The applicable percentage is based on the adjusted Member/Beneficiary age difference. The adjusted Member/Beneficiary age difference is determined by first calculating the excess of the age of the Member over the age of the Beneficiary based on their ages on their birthdays in a calendar year. If the Member is younger than age 70, the age difference determined in the previous sentence is reduced by the number of years that the Member is younger than age 70 on the Member’s birthday in the calendar year that contains the Annuity Starting Date. In the case of an annuity that provides for increasing payments, the requirement of this paragraph will not be violated merely because benefit payments to the Beneficiary increase, provided the increase is determined in the same manner for the Member and the Beneficiary. If the form of distribution combines a joint and survivor annuity for the joint lives of the Member and a nonspouse Beneficiary and a period certain annuity, the preceding requirements will apply to annuity payments to be made to the “Designated Beneficiary” after the expiration of the period certain.

(3)
Period Certain Annuities. Unless the Member’s spouse is the sole “Designated Beneficiary” and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Member’s lifetime may not exceed the applicable distribution period for the Member under the Uniform Lifetime Table set forth in Regulation 1.401(a)(9)-9 for the calendar year that contains the Annuity Starting Date. If the Annuity Starting Date precedes the year in which the Member reaches age 70, the applicable distribution period for the Member is the distribution period for age 70 under the Uniform Lifetime Table set forth in Regulation 1.401(a)(9)-9 plus the excess of 70 over the age of the Member as of the Member’s birthday in the year that contains the Annuity Starting Date. If the Member’s spouse is the Member’s sole “Designated Beneficiary” and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Member’s applicable distribution period, as determined under this Section 4.16(d)(3), or the joint life and last survivor expectancy of the Member and the Member’s spouse as determined under the Joint and Last Survivor Table set forth in Regulation 1.401(a)(9)-9, using the Member’s and spouse’s attained ages as of the Member’s and spouse’s birthdays in the calendar year that contains the Annuity Starting Date.

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(e)	Requirements For Minimum Distributions Where Member Dies Before Date Distributions Begin.

(1)
Member Survived by Designated Beneficiary and Life Expectancy Rule. If the Member dies before the date distribution of his or her interest begins and there is a “Designated Beneficiary,” the Member’s entire interest will be distributed, beginning no later than the time described in Section 4.16(b)(2)(i), over the life of the “Designated Beneficiary” or over a period certain not exceeding:

(i)    Unless the Annuity Starting Date is before the first “Distribution Calendar Year,” the “Life Expectancy” of the “Designated Beneficiary” determined using the Beneficiary’s age as of the Beneficiary’s birthday in the calendar year immediately following the calendar year of the Member’s death; or
(ii)    If the Annuity Starting Date is before the first Distribution Calendar Year, the “Life Expectancy” of the “Designated Beneficiary” determined using the Beneficiary’s age as of the Beneficiary’s birthday in the calendar year that contains the Annuity Starting Date.

(f)	Definitions.

(1)
Actuarial Gain. “Actuarial Gain” means the difference between an amount determined using the actuarial assumptions (i.e., investment return, mortality, expense, and other similar assumptions) used to calculate the initial payments before adjustment for any increases and the amount determined under the actual experience with respect to those factors. Actuarial Gain also includes differences between the amount determined using actuarial assumptions when an annuity was purchased or commenced and such amount determined using actuarial assumptions used in calculating payments at the time the Actuarial Gain is determined.

(2)
Designated Beneficiary. “Designated Beneficiary” means the individual who is designated as the Beneficiary under Section 5.5 of the Plan and is the designated beneficiary under Code Section 401(a)(9) and Regulation 1.401(a)(9)-4.

(3)
Distribution Calendar Year. “Distribution Calendar Year” means a calendar year for which a minimum distribution is required. For distributions beginning before the Member’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member’s “Required Beginning Date.” For distributions beginning after the Member’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 4.16(b).

(4)	Eligible Cost-of-Living Index. An “Eligible Cost-of-Living Index” means an index described below:
(i)    A consumer price index that is based on prices of all items (or all items excluding food and energy) and issued by the Bureau of Labor Statistics, including an index for a specific population (such as urban consumers or urban wage earners and clerical workers) and an index for a geographic area or areas (such as a given metropolitan area or state); or

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(ii)    A percentage adjustment based on a cost-of-living index described in Subsection (i) above, or a fixed percentage, if less. In any year when the cost-of-living index is lower than the fixed percentage, the fixed percentage may be treated as an increase in an Eligible Cost-of-Living Index, provided it does not exceed the sum of:

(A)	The cost-of-living index for that year, and

(B)
The accumulated excess of the annual cost-of-living index from each prior year over the fixed annual percentage used in that year (reduced by any amount previously utilized under this Subsection (ii)).

(5)	Life Expectancy. “Life Expectancy” means the life expectancy as computed by use of the Single Life Table in Regulation 1.401(a)(9)-9.

(6)	Required Beginning Date. “Required Beginning Date” means the April 1st of the calendar year following the later of:
(i)    the calendar year in which the Member attains age 70 1/2, or
(ii)    if the Member is not a “five-percent owner” at any time during the Plan Year ending with or within the calendar year in which the Member attains age 70 1/2, then the calendar year in which the Member retires. “5-percent owner” means a Member who is a 5-percent owner as defined in Code Section 416 at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2. Once required minimum distributions have begun to a “5-percent owner,” they must continue to be distributed, even if the Member ceases to be a “5-percent owner” in a subsequent year.

(g)	Effective Date of Application of Regulations and Transitional Rules.

(1)	The provisions of this Section will apply with respect to distributions under the Plan made for calendar years beginning on or after January 1, 2006.

(2)
With respect to distributions under the Plan for calendar years beginning on or after January 1, 2002, and prior to January 1, 2006, the Plan will use the provisions of the 1987 proposed Regulations except that the parallel provisions of the 2002 temporary and proposed regulations are effective for “Distribution Calendar Years” that are on or after January 1, 2003, and prior to January 1, 2006.

(h)	Applicability Across the Plan.
The mandatory distribution rules found in this Section 4.16 shall apply to all Members (anyone participating) in this Plan, including Members receiving benefits under Appendices B, C, D, E, and F.

4.17	Benefit Restrictions Under Code Section 436

(a)	Effective Date and Application of Section.

(1)	The provisions of this Section 4.17 apply to Plan Years beginning after December 31, 2007. However, the effective date of the provisions relating to

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Regulation 1.436-1 are applicable to the Plan Years beginning on or after January 1, 2010.

(2)	Notwithstanding anything in this Section to the contrary, the provision of Code Section 436 and the Regulations thereunder are incorporated herein by reference.

(3)	For Plans that have a valuation date other than the first day of the Plan Year, the provisions of Code Section 436 and this Article will applied in accordance with Regulations.

(b)	Funding-Based Limitation on Shutdown Benefits and Other Unpredictable Contingent Event Benefits

(1)
In general. If a Member is entitled to an “unpredictable contingent event benefit” payable with respect to any event occurring during any Plan Year, then such benefit shall not be paid if the “adjusted funding target attainment percentage” for such Plan Year (A) is less than 60%, or (B) is 60% or more, but would be less than 60% if the “adjusted funding target attainment percentage” were redetermined applying an actuarial assumption that the likelihood of occurrence of the “unpredictable contingent event” during the Plan Year is 100%.

(2)
Exemption. Paragraph (1) shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year, upon payment by the Company of the contribution described in Regulation 1.436-1(f)2)(iii).

(c)	Limitations on Plan Amendments Increasing Liability for Benefits

(1)
In general. No amendment which has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take in a Plan Year if the “adjusted funding target attainment percentage” for such Plan Year is:

(A)	less than 80%, or

(B)	80% or more, but would be less than 80% if the benefits attributable to the amendment were taken into account in determining the “adjusted funding target attainment percentage.”

(2)	Exemption if contribution made. Paragraph (c)(1) above shall cease to apply with respect to a Plan amendment upon payment by the Employer of a contribution described in Regulation 1.436-1(f)(2)(iv).

(3)
Exception for certain benefit increases. The limitation set forth in Paragraph (c)(1) does not apply to any amendment to the Plan that provides for a benefit increase under a plan formula which is not based on a Compensation, provided that the rate of such increase is not in excess of the contemporaneous rate of increase in average wages of Members covered by the amendment. Paragraph (c)(1) shall not apply to any other amendment permitted under Regulation 1.436‑1(c)(4).

(d)	Limitations on Accelerated Benefit Distributions

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(1)
Funding percentage less than 60%. Notwithstanding any other provisions of the Plan, if the Plan's “adjusted funding target attainment percentage” for a Plan Year is less than 60%, then a Member or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a “prohibited payment” with an Annuity Starting Date on or after applicable “Section 436 measurement date,” and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a “prohibited payment.” The limitation set forth in this Paragraph (d)(1) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Member.

(2)
Bankruptcy. Notwithstanding any other provisions of the Plan, a Member or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a “prohibited payment” with an Annuity Starting Date that occurs during any period in which the Company is a debtor in a case under Title 11, United States Code, or similar federal or state law. The preceding sentence shall not apply to payments made within a Plan Year with an Annuity Starting Date that occurs on or after the date on which the enrolled actuary of the Plan certifies that the “adjusted funding target attainment percentage” of the Plan is not less than 100%. In addition, during such period in which the Company is a debtor, the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a “prohibited payment,” except for payments that occur on a date within a Plan Year that is on or after the date on which the Plan's enrolled actuary certifies that the Plan's “adjusted funding target attainment percentage” for that Plan Year is not less than 100%. The limitation set forth in this Paragraph (2) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Member.

(3)	Limited payment if percentage at least 60% but less than 80%.

(A)
In general. Notwithstanding any other provision of the Plan, if the Plan's “adjusted funding target attainment percentage” for a Plan Year is 60% or greater but less than 80%, then a Member or Beneficiary is not permitted to elect, and the Plan shall not pay any “prohibited payment” with an Annuity Starting Date on or after the Applicable “Section 436 measurement date,” and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a “prohibited payment.” The preceding sentence shall not apply if the present value (determined in accordance with Code Section 417(e)(3)) of the portion of the benefit that is being paid in a “prohibited payment” (which portion is determined under Paragraph (B)(ii) below) does not exceed the lesser of:

(i)	50% of the present value (determined in accordance with Code Section 417(e)(3)) of the benefit payable in the optional form of benefit that includes the prohibited payment; or

(ii)	100% of the PBGC maximum benefit guarantee amount (as defined in Regulation 1.436‑1(d)(3)(iii)(C)).

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The limitation set forth in this Subsection (3) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Member.

(B)	Bifurcation if optional form unavailable.

(i)
Requirement to offer bifurcation. If an optional form of benefit that is otherwise available under the terms of the Plan is not available as of the Annuity Starting Date because of the application of Regulation 1.436‑1(d)(3)(i), then the Member or Beneficiary may elect to:

(1)
Receive the unrestricted portion of that optional form of benefit (determined under the rules of Regulation 1.436-1(d)(3)(iii)(D)) at that Annuity Starting Date, determined by treating the unrestricted portion of the benefit as if it were the Participant’s or Beneficiary’s entire benefit under the Plan;

(2)
Commence benefits with respect to the Member or Beneficiary’s entire benefit under the Plan in any other optional form of benefit available under the Plan at the same Annuity Starting Date that satisfies Subsection (A)(i) or (ii) above; or

(3)	Defer commencement of the payments in accordance with any general right to defer commencement of benefits under the Plan.

(ii)
Rules relating to bifurcation. If the Member or Beneficiary elects payment of the unrestricted portion of the benefit as described in Regulation 1.436‑1(d)(3)(ii)(A)(1), then the Member or Beneficiary may elect payment of the remainder of the Member’s or Beneficiary’s benefits under the Plan in any optional form of benefit at that Annuity Starting Date otherwise available under the Plan that would not have included a “prohibited payment” if that optional form applied to the entire benefit of the Member or Beneficiary. The rules of Regulation 1.417(e)-1 are applied separately to the separate optional forms for the “unrestricted portion of the benefit” and the remainder of the benefit (the “restricted portion”).

(iii)
Plan alternative that anticipates election of payment that includes a prohibited payment. With respect to every optional form of benefit that includes a “prohibited payment” and that is not permitted to be paid under Regulation 1.436-1(d)(3)(i), for which no additional information from the Member or Beneficiary (such as information regarding a Social Security leveling optional form of benefit) is needed to make that determination, rather than wait for the Member or Beneficiary to elect such optional form of benefit, the Plan will provide for separate elections with respect to the restricted and unrestricted portions of that optional form of benefit.

(C)	Other Rules.

(i)	One time application. Only one “prohibited payment” meeting the requirements of Subsection (3)(a) above may be made with respect to any

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Participant during any period of consecutive Plan Years to which the limitations under Regulation 1.436-1(d) apply.

(ii)
Treatment of Beneficiaries. For purposes of this Section 4.17(d)(3), benefits provided with respect to a Member and any Beneficiary of the Member (including an alternate payee, as defined in Code Section 414(p)(8)) are aggregated. If the only benefits paid under the Plan with respect to the Member are death benefits payable to the Beneficiary, then the determination of the “prohibited payment” is applied by substituting the lifetime of the Beneficiary for the lifetime of the Member. If the Accrued Benefit of a Member is allocated to such an alternate payee and one or more other persons, then the “unrestricted amount” is allocated among such persons in the same manner as the accrued benefit is allocated, unless a qualified domestic relations order (as defined in Code Section 414(p)(1)(A)) with respect to the Member or the alternate payee provides otherwise.

(iii)
Treatment of annuity purchases and plan transfers. This Paragraph (iii) applies for purposes of applying Subsection (d)(3)(A) above and determining the unrestricted portion of a payment. In the case of a prohibited payment described in Regulation 1.436‑1(j)(6)(i)(B) (relating to purchase from an insurer), the present value of the portion of the benefit that is being paid in a prohibited payment is the cost to the plan of the irrevocable commitment and, in the case of a prohibited payment described in Regulation 1.436-1(j)(6)(i)(C) (relating to certain plan transfers), the present value of the portion of the benefit that is being paid in a prohibited payment is the present value of the liabilities transferred (determined in accordance with Code Section 414(l)). In addition, the present value of the accrued benefit is substituted for the present value of the benefit payable in the optional form of benefit that includes the prohibited payment in Regulation 1.436-1(d)(3)(i)(A).

(4)
Exception. This Subsection (d) shall not apply for any Plan Year if the terms of the Plan (as in effect for the period beginning on September 1, 2005, and ending with such Plan Year) provide for no benefit accruals with respect to any Member during such period.

(5)
Right to delay commencement. If a Member or Beneficiary requests a distribution in an optional form of benefit that includes a “prohibited payment” that is not permitted to be paid under Section 4.17(d)(1), (2) or (3), then the Member retains the right to delay commencement of benefits in accordance with the terms of the Plan and applicable qualification requirements (such as Code Sections 411(a)(11) and 401(a)(9)).

(e)	Limitation on Benefit Accruals for Plans with Severe Funding Shortfalls

(1)
In general. If the Plan's “adjusted funding target attainment percentage” for a Plan Year is less than 60%, benefit accruals under the Plan shall cease as of the “Section 436 measurement date.” In addition, if the Plan is required to cease benefit accruals under this Section 4.17(e), then the Plan is not permitted to be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.

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(2)
Exemption. Paragraph (1) above shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year, upon payment by the Company of a contribution described in Regulation 1.436-1(f)(2)(v).

(3)
Temporary modification of limitation. In the case of the first Plan Year beginning during the period beginning on October 1, 2008, and ending on September 30, 2009, the provisions of Paragraph (e)(1) above shall be applied by substituting the Plan’s “adjusted funding target attainment percentage” for the preceding Plan Year for such percentage for such Plan Year, but only if the “adjusted funding target attainment percentage” for the preceding year is greater.

(f)	Methods to Avoid or Terminate Benefit Limitations
See Code Sections 436(b)(2), (c)(2), (e)(2), and (f) and Regulation 1.436‑1(f) for rules relating to Company contributions and other methods to avoid or terminate the application of the limitations set forth in Sections 4.17(b), (c) and (d) for a Plan Year. In general, the methods the Company may use to avoid or terminate one or more of the benefit limitations under Sections 4.17 (b), (c) and (d) for a Plan Year include Company contributions and elections to increase the amount of plan assets which are taken into account in determining the “adjusted funding target attainment percentage,” making a Company contribution that is specifically designated as a current year contribution that is made to avoid or terminate application of certain of the benefit limitations, or providing security to the Plan.

(g)	Special Rules

(1)	Rules of operation for periods prior to and after certification of Plan’s “adjusted funding target attainment percentage.”

(A)
In general. Code Section 436(h) and Regulation 1.436 1(h) set forth a series of presumptions that apply (i) before the Plan's enrolled actuary issues a certification of the Plan's “adjusted funding target attainment percentage” for the Plan Year and (ii) if the Plan's enrolled actuary does not issue a certification of the Plan's “adjusted funding target attainment percentage” for the Plan Year before the first day of the 10th month of the Plan Year (or if the Plan's enrolled actuary issues a range certification for the Plan Year pursuant to Regulation 1.436 1(h)(4)(ii) but does not issue a certification of the specific “adjusted funding target attainment percentage” for the Plan by the last day of the Plan Year). For any period during which a presumption under Code Section 436(h) and Regulation 1.436 1(h) applies to the Plan, the limitations under Sections 4.17(b), (c), (d) and (e) are applied to the Plan as if the “adjusted funding target attainment percentage” for the Plan Year were the presumed “adjusted funding target attainment percentage” determined under the rules of Code Section 436(h) and Regulation 1.436 1(h)(1), (2), or (3). These presumptions are set forth in the following subsections.

(B)
Presumption of continued underfunding beginning first say of Plan Year. If a limitation under Subsection (b), (c), (d), or (e) of this Section 4.17 applied to the Plan on the last day of the preceding Plan Year, then commencing on the first day of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the “adjusted funding target attainment percentage” for the Plan

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for the current Plan Year, or, if earlier, the date Subsections (C) and (D) below applies to the Plan:

(i)
The “adjusted funding target attainment percentage” of the Plan for the current Plan Year is presumed to be the “adjusted funding target attainment percentage” in effect on the last day of the preceding Plan Year; and

(ii)	The first day of the current Plan Year is a “Section 436 measurement date.”

(C)
Presumption of underfunding beginning first day of fourth month. If the Plan's enrolled actuary has not issued a certification of the “adjusted funding target attainment percentage” for the Plan Year before the first day of the fourth month of the Plan Year and the Plan’s “adjusted funding target attainment percentage” for the preceding Plan Year was either at least 60% but less than 70% or at least 80% but less than 90%, or is described in Regulation 1.436‑1(h)(2)(ii), then, commencing on the first day of the fourth month of the current Plan Year and continuing until the Plan's enrolled actuary issues a certification of the “adjusted funding target attainment percentage” for the Plan for the current Plan Year, or, if earlier, the date Subsection (D) below applies to the Plan:

(i)
The “adjusted funding target attainment percentage” of the Plan for the current Plan Year is presumed to be the Plan's ‘adjusted funding target attainment percentage” for the preceding Plan Year reduced by 10 percentage points; and

(ii)	The first day of the fourth month of the current Plan Year is a “Section 436 measurement date.”

(D)
Presumption of Underfunding On and After First Day of 10th Month. If the Plan’s enrolled actuary has not issued a certification of the “adjusted funding target attainment percentage” for the Plan Year before the first day of the 10th month of the Plan Year (or if the Plan's enrolled actuary has issued a range certification for the Plan Year pursuant to Regulation 1.436‑1(h)(4)(ii) but has not issued a certification of the specific “adjusted funding target attainment percentage” for the Plan by the last day of the Plan Year), then, commencing on the first day of the 10th month of the current Plan Year and continuing through the end of the Plan Year:

(i)	The “adjusted funding target attainment percentage” of the Plan for the current Plan Year is presumed to be less than 60%; and

(ii)	The first day of the 10th month of the current Plan Year is a “Section 436 measurement date.”

(2)	New plans, plan termination, certain frozen plans, and other special rules.

(A)
New plan exception. The limitations in Subsections (b), (c) and (e) of this Section 4.17 do not apply to a new Plan for the first five Plan Years of the Plan, determined under the rules of Code Section 436(i) and Regulation 1.436‑1(a)(3)(i).

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(B)
Plan termination exception. The limitations on “prohibited payments” in Subsections (b) and (d) of this Section 4.17 do not apply to prohibited payments that are made to carry out the termination of the Plan in accordance with applicable law. Any other limitations under this Section 4.17 do not cease to apply as a result of termination of the Plan.

(C)
Exception to limitations on prohibited payments under certain frozen plans. The limitations on prohibited payments set forth in Subsections (b) and (d) of this Section 4.17 do not apply for a Plan Year if the terms of the Plan, as in effect for the period beginning on September 1, 2005, and continuing through the end of the Plan Year, provide for no benefit accruals with respect to any Participants. This Paragraph (C) shall cease to apply as of the date any benefits accrue under the Plan or the date on which a Plan amendment that increases benefits takes effect.

(4)
Special rules relating to unpredictable contingent event benefits and plan amendments increasing benefit liability. During any period in which none of the presumptions under this Section 4.17(g) apply to the Plan and the Plan's enrolled actuary has not yet issued a certification of the Plan’s “adjusted funding target attainment percentage” for the Plan Year, the limitations under Subsection (b) and (c) of this Section 4.17 shall be based on the inclusive presumed “adjusted funding target attainment percentage” for the Plan, calculated in accordance Regulation 1.436‑1(g)(2)(iii).

(3)	Special rules under PRA 2010.

(A)
Payments under Social Security leveling options. For purposes of determining whether the limitations under Subsection (d) of this Section 4.17 apply to payments under a Social Security leveling option, within the meaning of Code Section 436(j)(3)(C)(i), the “adjusted funding target attainment percentage” for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Code Section 436(j)(3) and any Regulation or other published guidance thereunder issued by the Internal Revenue Service.

(B)
Limitation on benefit accruals. For purposes of determining whether the accrual limitation under Subsection (e) of this Section 4.17 applies to the Plan, the “adjusted funding target attainment percentage” for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Code Section 436(j)(3) (except as provided under Section 203(b) of the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010 (PRA 2010), if applicable).

(4)
Special rules under MAP‑21. The Plan may use the special rules relating to pension funding stabilization as set forth in the provisions of the Moving Ahead for Progress in the 21st Century Act (MAP‑21) and as provided by guidance issued in Regulations or other guidance from the Internal Revenue Service, such as Notice 2012‑61.

(5)
Notice requirement. See ERISA Section 101(j) for rules requiring the plan administrator of a single employer defined benefit pension plan to provide a written notice to Members and Beneficiaries within 30 days after certain specified dates if the

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Plan has become subject to a limitation described in Section 4.17(b)(1), (d)(1), (d)(2) or (d)(3).

(h)	Treatment of Plan as of Close of Prohibited or Cessation Period.

(1)	Application to prohibited payments and accruals.

(A)
Resumption of prohibited payments. If a limitation on prohibited payments under Subsection (d) of this Section 4.17 applied to a Plan as of a “Section 436 measurement date,” but that limit no longer applies to the Plan as of a later “Section 436 measurement date,” then the limitation does not apply to benefits with “annuity starting dates” that are on or after that later “Section 436 measurement date.”

After the Code “Section 436 measurement date” on which the limitation on “prohibited payments” under Sections 4.17(d)(1) and (3) cease to apply to the Plan, Participants or Beneficiaries who had an “annuity starting date” within the period during which that limitation applied to the Plan shall not be permitted to modify the form of benefit previously elected to a single sum payment at a new “annuity starting date” for the remaining value of the Participant or Beneficiary's benefit under the Plan.

(B)
Resumption of benefit accruals. If a limitation on benefit accruals under Subsection (e) of this Section 4.17 applied to a Plan as of a “Section 436 measurement date,” but that limit no longer applies to the Plan as of a later “Section 436 measurement date,” then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that are based on service on or after that later “Section 436 measurement date,” except to the extent that the Plan provides that benefit accruals will not resume when the limitation ceases to apply. The Plan will comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor Regulation 29 CFR Section 2530.204-2(c) and (d).

In addition, benefit accruals that were not permitted to accrue because of the application of Subsection (e) of this Section 4.17 shall be restored when that limitation ceases to apply if the continuous period of the limitation was 12 months or less and the Plan's enrolled actuary certifies that the “adjusted funding target attainment percentage” for the Plan Year would not be less than 60% taking into account any restored benefit accruals for the prior Plan Year.

(2)
Shutdown and other “unpredictable contingent event benefits.” If an “unpredictable contingent event benefits” with respect to an unpredictable contingent event that occurs during the Plan Year are not permitted to be paid after the occurrence of the event because of the limitations of Subsection (b) of this Section 4.17, but are permitted to be paid later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the “adjusted funding target attainment percentage” for the Plan Year that meets the requirements of Regulation 1.436-1(g)(5)(ii)(B)), then that unpredictable contingent event benefits shall be paid, retroactive to the period that benefit would have been payable under the terms of the Plan (determined without regard to Subsection (b) of this Section 4.17). If the “unpredictable contingent event benefit” does not become payable during the same

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Plan Year in accordance with the preceding sentence, then the Plan is treated as if it does not provide that benefit.

(3)
Treatment of Plan amendments that do not take effect. If a Plan amendment does not take effect as of the effective date of the amendment because of the limitations of Subsection (c) or (e) of this Section 4.17, but is permitted to take effect later in the Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the “adjusted funding target attainment percentage” for the Plan Year that meets the requirements of Regulation 1.436-1(g)(5)(ii)(C)), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment). If the Plan amendment cannot take effect during the Plan Year, then it must be treated as if it were never adopted, unless the Plan amendment provides otherwise.

(i)	Definitions
For purposes of this Section 4.17, the following terms shall have the meanings ascribed to them in this Section 4.17(i). Terms not defined in this Section have the meaning assigned to them in the “Definitions” section of the Plan.

(a)	Adjusted funding target attainment percentage. The term “adjusted funding target attainment percentage” means the adjusted funding target attainment percentage as defined in Regulation 1.436-1(j)(1).

(b)	Prohibited payment. The term “prohibited payment” means a prohibited payment as defined in Regulation 1.436‑1(j)(6).

(c)	Section 436 measurement date. A “Section 436 measurement date” means the section 436 date as defined in Regulation 1.436-1(j)(8).

(d)	Unpredictable contingent event benefit. The term “unpredictable contingent event benefit” means an unpredictable contingent event as defined in Regulation 1.436‑1(j)(9).

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ARTICLE 5 – ADMINISTRATION OF PLAN

5.01	Appointment of Plan Administration Committee
The responsibility for carrying out all phases of the administration of the Plan except those phases connected with the management of assets, shall be placed in a Plan Administration Committee of not less than three persons appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors. The Board of Directors may also designate alternate members to act in the absence of the regular members. The Board of Directors shall designate a Chairman of the Plan Administration Committee from among the regular members and a Secretary who may be, but need not be, one of its members. Any member of the Plan Administration Committee may resign by delivering his or her written resignation to the Board of Directors and the Secretary of the Plan Administration Committee.

5.02	Pension and Savings Plan Committee
The responsibility for the management of the assets of the Plan shall be placed in a Pension and Savings Plan Committee of not less than three persons appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors. The Board of Directors may also designate alternate members to act in the absence of the regular members. The Board of Directors shall designate a Chairman of the Pension and Savings Plan Committee from among the regular members and a Secretary who may be, but need not be, one of the members of the Pension and Savings Plan Committee. Any member of the Pension and Savings Plan Committee may resign by delivering his or her written resignation to the Board of Directors and the Secretary of the Pension and Savings Plan Committee.

5.03	Named Fiduciaries
The Plan Administration Committee and the Pension and Savings Plan Committee (hereinafter collectively referred to as the (“Committees”) are designated as named fiduciaries within the meaning of Section 402(a) of ERISA. In addition, the Company and any officer of the Company appointed as a named fiduciary by the Plan Administration Committee shall also be “named fiduciaries” within the meaning of Section 402(a) of ERISA.

5.04	Meetings and Action of Majority
The Committees shall hold meetings upon such notice, at such place or places, and at such time or times as each may respectively determine. The action of at least a majority of the members, or alternate members, of a Committee expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the action of that Committee and shall have the same effect for all purposes as if assented to by all members of such Committee at the time in office. No member of either Committee shall receive any compensation for his or her service as such.

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5.05	Duties of Committees
Each Committee may authorize one or more of its number or any agent to execute or deliver any instrument or make any payment on its behalf; may retain counsel, employ agents and such clerical, accounting and actuarial services as it may require in carrying out the provisions of the Plan for which it has responsibility; may allocate among its members or to other persons all or such portion of its duties hereunder as it, in its sole discretion, shall decide.

5.06	Management of Plan Assets
The Pension and Savings Plan Committee shall be responsible for managing the assets under the Plan. If it deems such action to be advisable, the Committee, subject to the provisions of the trust instrument(s) adopted for use in implementing the Plan pursuant to Section 7.01 hereof, may:

(a)	provide direction to the trustee(s) thereunder, including, but not by way of limitation, the direction of investment of all or part of the Plan assets and the establishment of investment criteria, and

(b)	appoint and provide for use of investment advisors and investment managers.
In discharging its responsibility, the Committee shall evaluate and monitor the investment performance of the trustee(s) and investment manager, if any.

5.07	Establishment of Rules and Rights of Plan Administration Committee
Subject to the limitations of the Plan, the Plan Administration Committee from time to time shall establish rules or regulations for the administration of the Plan and the transaction of its business. The Plan Administration Committee shall have full discretionary authority, except as to matters which the Board of Directors from time to time may reserve to itself, to interpret the Plan and to make factual determinations regarding any and all matters arising hereunder, including but not limited to, the right to determine eligibility for benefits and to construe the terms of the Plan including the right to remedy possible ambiguities, inequities, inconsistencies or omissions. The Plan Administration Committee shall also have the right to exercise powers otherwise exercisable by the Board of Directors hereunder to the extent that the exercise of such powers does not involve the management of Plan assets. In addition, the Plan Administration Committee shall have the further right to exercise such powers as may be delegated to the Plan Administration Committee by the Board of Directors. The Plan Administration Committee may delegate to any duly authorized officer, in writing, any or all of its authority and its right to exercise powers otherwise exercised or delegated by the Board of Directors.
Subject to applicable Federal and State Law, all interpretations, determinations and decisions of a duly authorized officer, the Plan Administration Committee or the Board of Directors in respect of any matter hereunder shall be final, conclusive and binding on all parties affected thereby.

5.08	Prudent Conduct and Limitation of Liability
The members of the Committees and any officer appointed pursuant to Section 5.03 shall use that degree of care, skill, prudence and diligence in carrying out their duties that a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims. A member of either Committee and any officer appointed

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pursuant to Section 5.03 shall not be liable for the breach of fiduciary responsibility of another fiduciary unless:

(a)	the person participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach; or

(b)
by the person’s failure to discharge such person’s duties solely in the interest of the Members and other persons entitled to benefits under the Plan, for the exclusive purpose of providing benefits and defraying reasonable expenses of administering the Plan not met by the Company, the person has enabled such other fiduciary to commit a breach; or

(c)	the person has knowledge of a breach by such other fiduciary and does not make reasonable efforts to remedy the breach; or

(d)
in the case of a member of either Committee, if the Committee of which the person is a member improperly allocates responsibilities among its members or to others and the person fails to review prudently such allocation.

5.09	Claims and Review Procedure

(a)
Applications for benefits and inquiries concerning the Plan (or concerning present or future rights to benefits under the Plan) shall be submitted to the Company in writing. An application for benefits shall be submitted on the prescribed form and shall be signed by the Member, or in the case of a benefit payable after his death, by his Beneficiary.

(b)
In the event that an application for benefits is denied in whole or in part, the Company shall notify the applicant in writing of the denial and of the right to review of the denial. The written notice shall set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the provisions of the Plan on which the denial is based, a description of any information or material necessary for the applicant to perfect the application, an explanation of why the material is necessary, and an explanation of the review procedure under the Plan.

The written notice shall be given to the applicant within a reasonable period of time (not more than 90 days) after the Company received the application, unless special circumstances require further time for processing and the applicant is advised of the extension. In no event shall the notice be given more than 180 days after the Company received the application.

(c)
An applicant whose application for benefits was denied in whole or in part, or the applicant’s duly authorized representative, may appeal the denial by submitting to the Plan Administration Committee a request for a review of the application within 60 days after receiving written notice of the denial from the Company. The Company shall give the applicant or his representative an opportunity to review pertinent materials, other than legally privileged documents, in preparing the request for review. The request for a review shall be in writing and addressed to the Plan Administration Committee. The request for a review shall set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant deems pertinent. The Plan Administration Committee may require the applicant to submit such additional facts, documents, or other materials as it may deem necessary or appropriate in making its review.

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(d)
The Plan Administration Committee shall act on each request for a review within 60 days after receipt, unless special circumstances require further time for processing and the applicant is advised of the extension. In no event shall the decision on review be rendered more than 120 days after the Plan Administration Committee received the request for a review. The Plan Administration Committee shall give prompt written notice of its decision to the applicant and or the Company. In the event that the Plan Administration Committee confirms the denial of the application for benefits in whole or in part, the notice shall set forth, in a manner calculated to be understood by the applicant, the specific reasons for the decision and specific references to the provisions of the Plan on which the decision is based.

(e)	The Plan Administration Committee shall adopt such rules, procedures, and interpretations of the Plan as it deems necessary or appropriate in carrying out its responsibilities under this Section 5.09.

(f)
No legal action for benefits under the Plan shall be brought unless and until the claimant (i) has submitted a written application for benefits in accordance with Paragraph (a), (ii) has been notified by the Company that the application is denied, (iii) has filed a written request for a review of the application in accordance with Paragraph (c), and (iv) has been notified in writing that the Plan Administration Committee has affirmed the denial of the application; provided, however, that legal action may be brought after the Company or the Plan Administration Committee has failed to take any action on the claim within the time by Paragraphs (b) and (d) above.

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ARTICLE 6 – CONTRIBUTIONS

6.01	Company Contributions
It is the intention of the Company to continue the Plan and make regular contributions to the Trustee each year in such amounts as are necessary to maintain the Plan on a sound actuarial basis and to meet minimum funding standards as prescribed by any applicable law. However, subject to the provisions of Article 8, the Company may reduce or suspend its contributions for any reason at any time. Any forfeitures shall be used to reduce the Company contributions otherwise payable, and will not be applied to increase the benefits any Member or other person would otherwise receive under the Plan.

6.02	Return of Contributions

(a)
The Company’s contributions to the Plan are conditioned upon their deductibility under Code Section 404. In the event that all or part of the Company’s deductions under Code Section 404 for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which such disallowance applies shall be returned to the Company without interest, but reduced by any investment loss attributable to those contributions. Such return shall be made within one year after the disallowance of deduction.

(b)
The Company may recover without interest the amount of its contributions to the Plan made on account of a mistake in fact, reduced by any investment loss attributable to those contributions if recovery is made within one year after the date of those contributions.

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ARTICLE 7 – MANAGEMENT OF FUNDS

7.01	Trustee
All the funds of the Plan shall be held by a Trustee or Trustees, which may include any member(s) of the Pension and Savings Plan Committee, appointed from time to time by said Committee or the Company, in one or more trusts under a trust instrument or instruments approved or authorized by said Committee or the Company for use in providing the benefits of the Plan and paying any expenses of the Plan not paid directly by the Company; provided, however, that the Pension and Savings Plan Committee may, in its discretion, also enter into any type of contract with any insurance company or companies selected by it for providing benefits under the Plan.
Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Plan Administration Committee shall transfer the interest, if any, of a Member’s Accrued Benefit to another trust forming part of a pension, profit sharing, or stock bonus plan that meets the requirements of Code Section 401(a), provided that the trust to which such transfers are made permits the transfer to be made. However, the transfer of amounts from this Plan to a nonqualified foreign trust will be treated as a distribution from this Plan. Likewise, a transfer of assets and liabilities from this Plan to a plan that satisfies Section 1165 of the Puerto Rico Code will also be treated as distribution from this Plan.

7.02	Exclusive Benefit Rule
Prior to the satisfaction of all liabilities with respect to persons entitled to benefits, except for the payment of expenses, no part of the corpus or income of the funds shall be used for, or diverted to, purposes other than for the exclusive benefit of Members and other persons who are or may become entitled to benefits hereunder, under the Prior Salaried Plan, or under any trust instrument or under any insurance contract made pursuant to this Plan. Subject to applicable Federal and State law, no person shall have any interest in or right to any part of the corpus or income of the funds, except as and to the extent expressly provided in the Plan and in any trust instrument or under any insurance contract made pursuant to this Plan. Subject to applicable Federal and State law, the Company shall have no liability for the payment of benefits under the Plan nor for the administration of the funds paid over to the Trustee(s) or insurer(s) except as expressly provided under this Plan.
The Company may not transfer sponsorship of this Plan to any unrelated entity unless such transfer is in connection with the transfer of business assets or operations from the Company to the unrelated entity.

7.03	Investment in Company Securities or Real Property
Except as permitted by applicable Federal law, no part of the corpus or income of the trust shall be invested in securities of the Company or of any Associated Company or in real property and related personal property which is leased to the Company or any Associated Company or in the securities of the Trust or Trustees or their subsidiary companies, if any.

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7.04    Appointment of Investment Managers
The Pension and Savings Plan Committee may, in its discretion, appoint one or more investment managers (within the meaning of Section 3(38) of ERISA) to manage (including the power to acquire and dispose of) all or part of the assets of the Plan, as the Committee shall designate. In that event, authority over and responsibility for the management of the assets so designated shall be the sole responsibility of that investment manager.

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ARTICLE 8 – CERTAIN RIGHTS AND LIMITATIONS

The following provisions shall apply in all cases whenever a Member or any other person is affected thereby.

8.01	Termination of the Plan

(a)
The Board of Directors may terminate the Plan for any reason at any time. In case of termination of the Plan, the rights of Members to the benefits accrued under the Plan to the date of the termination, to the extent then funded or protected by law, if greater, shall be nonforfeitable. The funds of the Plan shall be used for the exclusive benefit of persons entitled to benefits under the Plan as of the date of termination, except as provided in Section 6.02. However, any funds not required to satisfy all liabilities of the Plan for benefits because of erroneous actuarial computation shall be returned to the Company except as otherwise provided in Section 8.06. The Plan Administration Committee shall determine on the basis of an actuarial valuation the share of the funds of the Plan allocable to each person entitled to benefits under the Plan in accordance with Section 4044 of ERISA or corresponding provision of any applicable law in effect at the time. In the event of a partial termination of the Plan, the provisions of this Section shall be applicable only to the Members affected by that partial termination.

(b)
Plan Merger or Consolidation. The Board of Directors may, in its sole discretion, merge this Plan with another qualified plan, subject to any applicable legal requirements. However, the Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan unless each Member or other person entitled to a benefit under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer, if the Plan had then terminated; provided that, subject to the provisions of Article 10 on or after the date of the first occurrence of a Change in Control (i) no transfer of assets or liabilities, except as specifically permitted under Section 8.01(a), between the Plan and any Employee Benefit Plan, as hereinafter defined, (ii) no spin-off of Plan assets or Plan liabilities to any Employee Benefit Plan, (iii) no withdrawal of Plan assets, in the event such withdrawal is permitted under applicable law or (iv) no merger or consolidation of the Plan with any Employee Benefit Plan shall be permitted.

For purposes of this Section 8.01(b), Employee Benefit Plan has the same meaning as the term “employee benefit plan” has under Section 3(3) of ERISA.

8.02	Limitation Concerning Highly Compensated Employees or Highly Compensated Former Employees

(a)
The provisions of this Section shall apply (i) in the event the Plan is terminated, to any Member who is a highly compensated employee or highly compensated former employee (as those terms are defined in Code Section 414(q)) of the Company or an Associated Company and (ii) in any other event, to any Member or former Member who is one of the 25 highly compensated employees or highly compensated former employees of the Company or Associated Company with the greatest compensation in any Plan Year. The amount of the annual payments to any one of the Members or former Member to whom this Section applies

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shall not be greater than an amount equal to the payments that would be made on behalf of the Member or former Member under a single life annuity that is of Equivalent Actuarial Value to the sum of the Member’s or former Member’s Accrued Benefit and any other benefits payable to the Member and former Member under the Plan.

(b)
If, (i) after payment of an Accrued Benefit or other benefits to any one of the Members or to whom this Section applies, the value of Plan assets equals or exceeds 110% of the value of current liabilities (as that term is defined in Code Section 412(1)(7)) of the Plan, (ii) the value of the Accrued Benefit and other benefits of any one of the Members or former Members to whom this Section applies is less than 1% of the value of current liabilities of the Plan, or (iii) the value of the Accrued Benefit and other benefits of any one of the Members or former Members to whom this Section applies does not exceed $3,500 ($5,000 effective January 1, 1998), the provisions of Paragraph (a) above will not be applicable to the payment of benefits to the Member or former Member.

(c)
Notwithstanding Paragraph (a) of this Section, in the event the Plan is terminated, the restriction of this Section shall not be applicable if the benefits payable to any highly compensated employee and any highly compensated former employee is limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

(d)
If it should subsequently be determined by statute, court decision acquiesced in by the Commissioner of Internal Revenue, or ruling by the Commissioner of Internal Revenue, that the provisions of this Section are no longer necessary to qualify the Plan under the Code, this Section shall be ineffective without the necessity of further amendment to the Plan.

8.03	Conditions of Employment Not Affected by Plan
The establishment of the Plan shall not be construed as conferring any legal rights upon any Employee or other person for a continuation of employment, nor shall it interfere with the rights of the Company to discharge any Employee or other person and to treat him or her without regard to the effect which such treatment might have upon him or her under the Plan.

8.04	Offsets
Unless the Board of Directors otherwise provides under written rules uniformly applicable to all Employees similarly situated, the Plan Administration Committee shall deduct from the amount of any retirement allowance or vested benefit under the Plan, any amount paid or payable to or on account of any Member under the provisions of any present or future law, pension or benefit scheme of any sovereign government, or any political subdivision thereof or any fund or organization or government agency or department on account of which contributions have been made or premiums or taxes paid by the Company, any Participating Unit, or any Associated Company with respect to any service which is Benefit Service for purposes of computation of benefits under the Plan; provided, however, that pensions payable for government service or benefits under Title II of the Social Security Act are not to be used to reduce the benefits otherwise provided under this Plan except as specifically provided herein.

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8.05    Denial of Benefits
The Plan Administration Committee may prescribe rules on a basis uniformly applicable to all Employees similarly situated under which an Employee whose employment is terminated because of dishonesty, conviction of a felony or other conduct prejudicial to the Company may be denied any benefit or benefits for which he or she would otherwise be eligible under the Plan, except his or her retirement allowance pursuant to Section 4.01 or his or her vested benefit pursuant to Section 4.05; provided, however, that such denial is not contrary to applicable law.

8.06	Change in Control
In the event of a Change in Control the following restrictions shall apply:

(a)
Notwithstanding any other provision of the plan, in the event of a Change in Control, neither the Board of Directors, its designee, the Plan Administration Committee nor the Trustee may merge or consolidate the Plan with any other plan, transfer any Plan assets to any other retirement or welfare benefit plan, transfer any other welfare or retirement benefit plan’s liabilities to the Plan, spin-off or split-off any part of the Plan or group of Members in the Plan, or reduce future Plan benefits, or cause or permit the Plan to acquire any security or real or personal property of the Company or any Associated Company, during the five-year period commencing on the date on which the Change in Control occurs.

(b)
Notwithstanding any other provision of the Plan, in the event of a Change in Control, neither the Board of Directors nor its designee may, during the five-year period commencing on the date on which the Change in Control occurs, designate any new Participating Units or designate any new groups of Employees as eligible to participate in the Plan.

(c)
Notwithstanding any other provision of the Plan, if at any time during the five-year period commencing on the date on which a Change in Control occurs, the Plan is terminated, any Member who was an Employee on the date of the Change in Control shall, if not previously vested, become fully vested in all Plan benefits. If the Plan has surplus assets, all of the surplus assets shall be allocated to Plan Members who were Members as of the date on which a Change in Control occurs (including Members who terminated employment with entitlement to a retirement allowance and Members who are, on the date on which a Change in Control occurs, receiving a retirement allowance) on pro rata basis, in relation to the benefits accrued prior to the date of Change in Control and none of this surplus may be recovered by the Company, any successor or any Associated Company. For purposes of this Section 8.06(c) the amount of surplus assets will be determined as part of the process of purchasing non-participating group annuity contracts in connection with the termination of the Plan. In purchasing such annuities, the Plan shall seek competitive bids from at least three unrelated insurance companies. In no event shall the increase in the Retirement Allowance payable pursuant to this paragraph cause the retirement allowance to exceed the limitations in Section 4.08 of the Plan.

(d)
Notwithstanding any other provision of the Plan, if at any time during the five-year period commencing on the date on which a Change in Control occurs (i) a Substantial Reduction in Force (as hereinafter defined) occurs or (ii) any action prohibited by Paragraph (a) or (b) of this Section 8.06 is taken, then any Member who was an Employee on the date of the Change in Control shall, if not previously vested, become fully vested in all Plan benefits.

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Furthermore, if, as of the date either of the events described in (i) or (ii) above occurs, the fair market value of the Plan’s assets exceeds the Plan’s current liability pursuant to Code Section 412(l)(7) (based on the Plan’s actuarial assumptions on the date the Change in Control occurs except that the interest rate shall be the maximum rate permitted under Code Section 412) the amount of such excess assets shall be applied to increase, as described below, the Accrued Benefit of all Plan Members who were Members as of the date on which a Change in Control occurs. For purposes of determining the increase in Accrued Benefit under this Section 8.06(d), Plan Member includes both Members who are Employees as well as former Employees, or Beneficiaries of former Employees either entitled to future benefits or currently in receipt of Plan benefits. The Equivalent Actuarial Value of each Plan Member’s Accrued Benefit shall be increased by the amount determined by multiplying (a) the Plan’s excess assets as defined in this Section 8.06(d) by (b) the ratio that the Current Liability of each Plan Member bears to the sum of the Current Liability of all Plan Members. Such increased present value will be converted into an enhanced Accrued Benefit for each Plan Member. In no event, however, shall such increase cause a Plan Member’s Accrued Benefit to exceed the limitation of Section 4.08 of the Plan.
For purposes of this Section 8.06,
(i)    a “Substantial Reduction in Force” shall mean the Involuntary Separation from employment, following a Change in Control, of the percentage of Members set forth below who were Employees when the Change in Control occurred:

(1)	10% or more within any consecutive 12-month period.

(2)	15% or more within any consecutive 24-month period.

(3)	20% or more within any consecutive 36-month period.

(4)	25% or more within any consecutive 48-month period.

(5)	30% or more within a 60-month period; and
(ii)    “Involuntary Separation” shall mean the termination of a Member’s employment with the Company as a result of Company action such as a discharge, a resignation after a reduction in pay, position or responsibilities, a retirement after the Company has requested such Member to resign or retire, a layoff, or any relocation of the work location of a Member to a place more than 35 miles from such Member’s principal residence; provided, however, that an Involuntary Separation shall not be deemed to have occurred if a Member resigns or retires other than in response to a Company request, or is terminated for serious misconduct in connection with such Member’s work.
(iii)    In the event of a Change in Control, the Eligibility Service and Benefit Service of any Employee who receives any form of salary continuation under the Executive Severance Plan shall be increased by 36 months and 3 years shall be added to such Employee’s attained age at his date of termination of employment, solely for purposes of benefit eligibility and determining the amount of reduction in benefit on account of payment commencing prior to the Employee’s Normal Retirement Date. In addition, the term Compensation shall include the amounts payable under the Executive Severance Plan as Scheduled Severance Pay, as set forth in Section 4 of the Executive

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Severance Plan, and as Bonus Severance, as set forth in Section 4 of the Executive Severance Plan. Scheduled Severance Pay shall be treated as base pay paid in equal amounts over the period for which it is to be paid, in accordance with the Applicable Tier Multiplier as set forth in Section 8 of the Executive Severance Plan. In addition, if the Employee’s Applicable Tier Multiplier is less than 3, the Employee’s Final Average Compensation shall be equal to the greater of his rate of base pay at the date of his termination of employment or the amount otherwise determined in accordance with Section 1.18 of the Plan. Notwithstanding the foregoing, in the event the Plan would fail to satisfy Code Section 401(a)(4) if all benefits to be provided under this Section 8.06(d)(iii) were included in the non-discrimination testing, the Highly Compensated Employees who receive benefits under this Section 8.06(d)(iii) in the highest rate group shall have their benefits reduced (but not below what they would have accrued without regard to this Section 8.06(d)(iii)) so as to cause the aggregate accrual percentages in that rate group to be equal to the aggregate accrual percentages in the next highest rate group. This process will be repeated until the non-discrimination test is passed.

(e)
In the event the Internal Revenue Service makes a final determination that the utilization of surplus assets of the Plan (or any portion thereof) in accordance with Paragraph (c) or (d) of this Section 8.06 cannot be accomplished in any manner without disqualifying the Plan, the Company shall utilize such assets which cannot be so utilized to provide benefits to those Members who were Employees on the date of the Change in Control in any manner that the Company deems to be in the best interests of such Members and which would not disqualify the Plan. Such utilization may include the transfer of such assets to another employee benefit plan of the Company, including a voluntary employees’ beneficiary association as described in Code Section 501(c)(9); provided, however, that in no event shall any such assets be transferred to any entity other than a trust devoted exclusively to providing benefits to employees and retirees who were Plan Members as of the date of the Change in Control.

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8.07	Prevention of Escheat
If the Plan Administration Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, the Plan Administration Committee may, no later than two years from the date such payment is due, mail a notice of such due and owing payment to the last known address of such person as shown on the records of the Plan Administration Committee or the Company. If such person has not made written claim therefor within three months of the date of the mailing, the Plan Administration Committee may, if it so elects and upon receiving advice from counsel to the Plan, direct that such payment and all remaining payments otherwise due such person be canceled on the records of the Plan and the amount thereof applied to reduce the contributions of the Company. Upon such cancellation, the Plan shall have no further liability therefor except that, in the event such person or his or her Beneficiary later notifies the Plan Administration Committee of his or her whereabouts and requests the payment or payments due to him or her under the Plan, the amount so applied shall be paid to him or her in accordance with the provisions of the Plan.

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ARTICLE 9 – NONALIENATION OF BENEFITS

(a)
Except as required by any applicable law or by Paragraph (e), no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge except any election to make a contribution necessary to provide post-retirement medical benefits under any Plan maintained by the Company, and any attempt so to do shall be void, except as specifically provided in the Plan, nor shall any such benefit be in any manner liable for or subject to garnishment, attachment, execution or levy or liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit.

(b)
Subject to applicable Federal and State law, in the event that the Plan Administration Committee shall find that any Member or other person who is or may become entitled to benefits hereunder has become bankrupt or that any attempt has been made to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any of his or her benefits under the Plan, except as specifically provided in the Plan, or if any garnishment, attachment, execution, levy or court order for payment of money has been issued against any of his or her benefits under the Plan, then such benefit shall cease and terminate. In such event the Plan Administration Committee shall hold or apply the payments to or for the benefit of such Member or other person who is or may become entitled to benefits hereunder, his or her spouse, children, parents or other blood relatives, or any of them.

(c)	Notwithstanding the foregoing provisions of the Plan, payment shall be made in accordance with the provisions of any judgment, decree, or domestic relations order which:
(i)    creates for, or assigns to, a spouse, former spouse, child or other dependent of a Member the right to receive all or a portion of the Member’s benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that spouse, child or dependent,
(ii)    is made pursuant to the domestic relations law of any State (as such term is defined in Section 3(10) of ERISA,
(iii)    does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and
(iv)    otherwise meets the requirements of Section 206(d) of ERISA to be a “qualified domestic relations order” as determined by the Plan Administration Committee.
If the lump sum present value of any series of payments made under the criteria set forth in Paragraphs (i) through (iv) above amounts to $3,500 ($5,000 effective January 1, 1998) or less, then a lump sum payment of Equivalent Actuarial Value (determined in the manner described in Section 4.10) shall be made in lieu of the series of payments.

(d)	The Plan Administration Committee shall resolve any questions arising under this Article 9 on a basis uniformly applicable to all persons similarly situated.

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(e)	A Member’s benefits under the Plan shall be offset by the amount the Member is required to pay to the Plan under the circumstances set forth in Code Section 401(a)(13).

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ARTICLE 10 – AMENDMENTS

10.01
Subject to Section 10.02, the Board of Directors or its delegate reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate to conform with governmental regulations or other policies, to modify or amend in whole or in part any or all of the provisions of the Plan; provided that no such modification or amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Members, spouses, or contingent annuitants or other persons who are or may become entitled to benefits hereunder prior to the satisfaction of all liabilities with respect to them; and that no modification or amendment shall be made which has the effect of decreasing the Accrued Benefit of any Member or of reducing the nonforfeitable percentage of the Accrued Benefit of a Member attributable to Company contributions below that nonforfeitable percentage thereof computed under the Plan as in effect on the later of the date on which the amendment is adopted or becomes effective. Any action to amend the Plan by the Board of Directors shall be taken in such manner as may be permitted under the by-laws of the Company and any action to amend the Plan by a delegate of the Board of Director shall be in writing.

10.02
Notwithstanding the above, on or after the date a Change in Control first occurs, Section 8.01, Section 8.06 and this Article 10, as they pertain to events occurring on or after the date such Change in Control occurs, may not be further amended by the Board of Directors without written consent of not less than three‑quarters of the Members and other persons then receiving benefits under the Plan.

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SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this amended and restated Plan document to be executed this 27th day of June 2014, but effective as of January 1, 2014, unless the context indicates otherwise.

RAYONIER, INC.

/s/ JAMES L. POSZE
Signature

James L. Posze
Print Name

Sr. VP, HR
Print Title

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APPENDIX A

TABLE OF FACTORS

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APPENDIX B

RETIREMENT PLAN FOR SALARIED EMPLOYEES OF
RAYONIER INC.
(WOOD PRODUCTS FACILITIES HOURLY EMPLOYEES)

INTRODUCTION

This Appendix B, effective as of June 27, 2014, is applicable with respect to former employees of

(i)	Rayonier Inc. at the Baxley Sawmill, Lumber City, Swainsboro and Inland Facilities (herein referred to as the “Company”); and

(ii)
the Company’s predecessor ITT Rayonier Incorporated, a subsidiary of ITT Corporation, at the Bunnell Lumber Division (known as Wadsworth Lumber Division prior to October 15, 1979), the Camak Lumber Division, the Manning South Carolina Division (on and after April 1, 1980), and the Baxley Sawmill Division (on and after January 1, 1982), who are entitled to a Pension Benefit (as defined in this Appendix) under the Employees Retirement Income Plan for Rayonier Incorporated Hourly Employees at the Wood Products Facilities as of June 27, 2014 (referred to herein as the “Wood Products Plan”), and their spouses and beneficiaries as recognized by the Wood Products Plan.

Effective March 1, 2011, the Wood Products Plan was closed to new employees hired on or after March 1, 2011. Certain assets relating to the Wood Products Facilities were sold effective March 1, 2013. Participants whose employment with the Company was terminated as a result of the asset sale became fully vested in their benefits as of March 1, 2013. Participants who remained employed by Rayonier Inc. or its Associated Companies following the close of the Wood Products Facilities, continued to earn benefit eligibility service in the Woods Products Plan.

The Wood Products Plan has been merged into the Plan as of June 27, 2014. Immediately following the merger, some of the former Wood Products participants shall be part of a spinoff that will establish the Retirement Plan for Salaried Employees of Rayonier Advanced Materials Inc.

This Appendix B constitutes an integral part of the Plan and sets forth the particulars regarding the accrued benefits, distribution requirements, payment options and protected benefits, if any, available under the Woods Product Plan. The provisions set forth in this Appendix shall have precedence over any contrary provisions of the Plan.

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SECTION 1 – DEFINITIONS

The following definitions apply only to this Appendix. Capitalized terms used in this Appendix that are not defined in this Section 1 shall have the meaning ascribed to them in Article I of the Plan or elsewhere in the main body of the Plan.

1.01
“Affiliated Company” Any company which, prior to March 1, 1994, is a component member of a controlled group of corporations within the meaning of Code Section 1563(a), determined without regard to Code Section 1563(a)(4) or (e)(3)(C), which controlled group of corporations includes as a component member ITT Corporation. On or after March 1, 1994, the term applies to any company which is a component member of a controlled group of corporations, which controlled group of corporations includes as a component member Rayonier Inc. The term “Affiliated Company” shall also include any trade or business under common control (as defined in Code Section 414(c)) with the Company, any member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company, and any other entity required to be aggregated with the Company pursuant to the regulations under Code Section 414(o).

1.02
“Company” Prior to March 1, 1994, the word “Company” shall mean ITT Rayonier Incorporated, a subsidiary of ITT Corporation, at the Bunnell Lumber Division (known as Wadsworth Lumber Division prior to October 15, 1979); the Camak Lumber Division; the Manning, South Carolina Division (on and after April 1, 1980); and the Baxley Sawmill Division (on and after January 1, 1982). Effective March 1, 1994, the word “Company” shall mean Rayonier Inc. at the Baxley Sawmill, Lumber City, Swainsboro and Inland (on or after April 3, 1995) Facilities. As of March 1, 2013, the word “Company” shall have the same meaning ascribed to it in the Plan.

1.03
“Continuous Service” Service recognized for purposes of determining eligibility for an early Pension Benefit, a Disability Benefit, a vested Pension Benefit, or a surviving spouse’s benefit in accordance with Section 4.04 of this Appendix, determined as provided in Section 2.02 of this Appendix.

1.04
“Disability Benefit” The payments made pursuant to this Plan to Participants who upon termination of employment with the Company due to Total and Permanent Disability are entitled to receive benefits under this Plan.

1.05	“Employee” An hourly paid employee of the Company who is included in Schedule Two.

1.06
“Participant” Any person participating in the Wood Products Plan, as provided in Section 2 of this Appendix. The term “former Participant” refers to a Participant who is no longer an Employee but who is entitled or will be entitled to receive benefits from the Wood Products Plan on or after June 27, 2014.

1.07
“Pension Benefit” The payments payable pursuant to the Wood Products Plan to Participants who, upon termination of employment with the Company under the provisions of Section 3 or Section 5 of this Appendix, are entitled to receive benefits under the Wood Products Plan. This term shall also include the payments made to spouses and contingent annuitants who are entitled to receive benefits under the Wood Products Plan under the provisions of Section 4.03 or 4.04 of this Appendix.

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1.08
“Pensioner” A Participant who is retired from the employment of the Company and who is currently receiving or is currently entitled to receive Pension Benefits or Disability Benefits under the terms of the Wood Products Plan or any other plan maintained by the Company or an Affiliated Company.

1.09
“Public Disability Benefit” Disability payments or lump sum payments under any workers’ compensation or occupational diseases law, excluding fixed statutory payments for the loss of any bodily member, lump-sum payments for disfigurement, and except for reimbursement of legal fees, medical expenses, and expenses for training and rehabilitation, whether actual or anticipated. The amount of the deduction to be made from monthly Disability Benefits in respect to any lump-sum payments under any workers’ compensation or occupational diseases law shall be determined by dividing the lump-sum payment by the maximum number of months or fractions thereof in the period provided by statute or regulation, provided the amount of such deduction shall be limited to the amount of monthly Disability Benefit and shall be applicable for the number of months and fractions thereof in such maximum period.

1.10
“Retire, Retirement” Termination of employment of a Participant with the Company under the provisions of Section 3 of this Appendix, or commencement of payments of a vested Pension Benefit to a former Participant under the provisions of Section 5 of this Appendix. These terms shall not include or refer to termination of employment due to quitting, discharge, absence or failure to report for duty or to give notice, except as provided in Section 5, all as provided from time to time by Company rules of uniform application.

1.11
“Schedule One” The tables of factors attached to this Appendix which are used in determining the amount of the various forms of benefits payable under the Wood Products Plan. Factors for ages other than those included shall be based on the same actuarial assumptions used to compute those tables.

1.12
“Schedule Two” An attachment to this Appendix containing the names of those Pensioners, surviving spouses and contingent annuitants whose benefits in the Wood Products Plan were merged into the Plan as of June 27, 2014, and made part of the Plan by this Appendix.

1.13
“Schedule Three” An attachment to this Appendix containing the names of those former Participants in the Wood Products Plan whose benefits in the Wood Products Plan were spun off from this Plan and made part of the Retirement Plan for Salaried Employees of Rayonier Advanced Materials Inc. as of June 27, 2014, immediately following the merger of the Wood Products Plan into this Plan.

1.14
“Total and Permanent Disability” A Participant shall be deemed to be totally and permanently disabled if (1) through some unintentional cause, he has been totally disabled by bodily injury or disease or by mental derangement so as to be prevented thereby from engaging in any regular occupation or employment for remuneration or profit, and (2) such total disability is expected to be permanent and continuous during the remainder of his life, provided such disability is not incurred in service in the armed forces of any country. Each such element shall be determined by the Company on the basis of qualified medical evidence.

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SECTION 2 – PARTICIPATION AND SERVICE

2.01	Participation
As of June 27, 2014, there are no Employees or active Participants in the Wood Products Plan. Each former Participant who is entitled to a benefit under the Wood Products Plan as of June 27, 2014, shall become an inactive Member in this Plan, and shall be considered a Member of the Plan only for the purposes of administration and distribution of the benefits earned and owing under the Woods Product Plan. All benefits accrued and owing to a former Participant, or the spouse or Beneficiary of a former Participant, under the Wood Products Plan as of June 27, 2014, shall be administered and paid by the Plan in accordance with this Appendix and the Plan.
Any former Participant in the Wood Products Plan that terminated employment with the Company and was subsequently rehired by Rayonier Inc. or an Associated Company on or after March 1, 2011, was not allowed to resume participation in the Wood Products Plan or accrue any additional benefit under the Wood Products Plan.
A list of former Participants (or their spouse or Beneficiaries) entitled to benefits under the Wood Products Plan as of June 27, 2014, is attached as Schedule Two. A list of former Participants entitled to benefits under the Wood Products Plan whose benefits were spun off to the Retirement Plan for Salaried Employees of Rayonier Advanced Materials Inc. as of June 27, 2014, immediately following the merger of the Wood Products Plan into this Plan, is attached as Schedule Three.

2.02	Continuous Service

(1)
Except as otherwise provided in the Wood Products Plan, for the purpose of meeting the eligibility requirements of the Wood Products Plan for retirement, disability retirement, vesting, or a surviving spouse’s benefit in accordance with Section 4.04 of this Appendix, there shall be recognized as Continuous Service the total number of years and fractions thereof of uninterrupted employment as an Employee, measured from the date employment commences to the date employment terminates; and, in addition, the total number of years and fractions thereof of uninterrupted employment as an hourly employee of the Wadsworth Lumber Company or the Camak Lumber Company, measured from the date employment commences to the date employment terminates. Notwithstanding the foregoing, with respect to any calendar year in which an Employee completes at least 1,000 Hours there shall be included in his Continuous Service a full year of Continuous Service. Upon reemployment after a Break in Service, a Participant shall be considered a new Employee for purposes of this Plan, except as otherwise provided in this Section 2.02 or in Section 2.04 below.

(2)
If an Employee who has not completed the eligibility requirements for a vested Pension Benefit has a Break in Service and he resumes employment with the Company on or after January 1, 1985, and if the length of his consecutive Breaks in Service is less than the greater of (i) five years or (ii) his Continuous Service prior to the Break in Service, his years and fractions thereof of Continuous Service prior to the Break in Service shall be restored for all purposes of the Plan after he completes one year of Continuous Service since his date of reemployment, and he shall again become a Participant retroactive to his date of

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reemployment. If an Employee who has not completed the eligibility requirements for a vested Pension Benefit has a Break in Service and he resumes employment with the Company on or after January 1, 1985, and if the length of his consecutive Breaks in Service equals or exceeds the greater of (i) five years or (ii) his Continuous Service prior to the Break in Service, his Continuous Service prior to the Break in Service is never restored. If an Employee returned from a Break in Service prior to January 1, 1985, the Break in Service rules as in effect on the date he returned to service shall determine whether or not his Continuous Service prior to such Break is restored. If an Employee is entitled to a vested Pension Benefit at the time he terminates employment end if such Employee subsequently resumes employment with the Company, the provisions of Section 2.04 below shall be applicable.

(3)
There shall be a Break in Service in any calendar year, other than the year in which the Employee is hired, in which he does not complete at least 500 Hours; provided that no Break in Service shall occur unless the Employee’s employment with the Company or an Affiliated Company is terminated. For purposes of this Section 2.02, the length of an Employee’s Break in Service shall be determined on the following basis:

(a)
If the Employee completes at least 500 Hours in the calendar year in which his employment terminates, the date his Break in Service begins shall be the January 1 of the next following calendar year; otherwise the date his Break in Service begins shall be the date on which his employment terminates.

(b)
If the Employee completes at least 500 Hours in the calendar year in which he is reemployed, the date his Break in Service ceases is the January 1 of the calendar year in which he reemployed; otherwise the date his Break in Service ceases is the date on which he is reemployed.

(4)
Certain service rendered prior to March 1, 1994, in the employ of any division, subsidiary or Affiliated Company of ITT Corporation, or in the employ of any division, subsidiary, or Affiliated Company of Rayonier Inc. on or after March 1, 1994, but prior to June 27, 2014, or as other than an Employee as defined in Section 1.05 of this Appendix, is considered Continuous Service with the Company for purposes of meeting the eligibility requirements Section 8 of this Appendix.

(5)
The period of any leave of absence granted in respect of service with the Armed Forces of the United States shall be considered as Continuous Service and shall not be considered as a termination of employment, provided the Employee shall have returned to the service of the Company or an Affiliated Company in accordance with reemployment rights under applicable law and shall have complied with all of the requirements of such law as to reemployment.

(6)
The period of any leave of absence granted with respect to the birth, adoption, or placement of a child, or care for a spouse or other immediate family member with a serious illness, or for the Employee’s own illness pursuant to the Family and Medical Leave Act of 1993 and its regulations shall be considered as Continuous Service and shall not be considered as a termination of employment, provided the Employee shall have complied with all of the requirements of such law and of the Company.

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2.03	Credited Service
For purposes of determining the amount of a former Participant’s benefits under this Appendix, the Plan Administration Committee will recognize the “Credited Service” credited to a former Participant under the Wood Products Plan in effect as of June 27, 2014, or, if earlier, the date the former Participant ceased to be a Participant.

2.04	Reemployment

(1)
If a Pensioner is reemployed by the Company, all benefit payments, if they have commenced, shall be discontinued and any election of an optional benefit in effect shall become void. If he is married, his spouse shall be eligible for a Pension Benefit pursuant to Section 4.04 of this Appendix if he should die during his period of reemployment. Upon his subsequent retirement, benefits shall be determined under the applicable provisions of this Plan at such time based upon his Credited Service prior to his original retirement and his Credited Service accumulated during the period of reemployment, provided that such benefits shall be reduced by the value of the benefit, if any, other than a Disability Benefit, which he received prior to the earlier of his date of reemployment or his normal retirement date. The part of the Participant’s Pension Benefit payable upon subsequent retirement with respect to the Credited Service he accrued prior to his original retirement, however, shall never be less than the amount of his previous Pension Benefit modified to reflect any option in effect on his later retirement. If a Participant has benefit accruals after his normal retirement date and completes less than 40 Hours of service in any month, the amount of Pension Benefit payable in accordance with the preceding two sentences shall never be less than the amount of benefit to which the Participant would have been entitled as of his normal retirement date, increased by the value of the monthly payments he did not receive for those months; the amount of any such monthly payment shall be redetermined each year, as if the Participant had retired as of the first day of the Plan Year during which the payment would have been made, to take into account additional accruals. For purposes of the preceding sentence, the value of those unreceived monthly payments shall be determined on the basis of the same underlying actuarial assumptions used to produce the factors in Schedule One. The provisions of this paragraph shall be administered in accordance with Title 29 of the Code of Federal Regulations, Section 2530.203-3, where applicable.

(2)
If, after having qualified for a vested Pension Benefit, a former Participant is reemployed by the Company, his participation in the Plan shall be immediately resumed at the time of reemployment. The Participant’s Continuous Service shall be restored, and he shall continue to be qualified for a vested Pension Benefit. Upon his subsequent retirement or termination of employment, his Pension Benefit shall be determined under the applicable provisions of this Plan at such time, based on his Credited Service accumulated during the period of reemployment, and if he did not receive a lump sum settlement upon his initial termination of service, his Credited Service in effect when his previous employment was terminated.

(3)
If a former Participant who had not previously qualified for a vested Pension Benefit has a Break in Service and is reemployed by the Company, and if the length of his consecutive Breaks in Service is less than the greater of (i) five years or (ii) his Continuous Service prior to the Break in Service, his years and fractions thereof of Continuous Service prior to the Break in Service shall be restored for all purposes of the Plan after he completes one year of Continuous Service since his date of reemployment, and he shall again become a Participant

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retroactive to his date of reemployment. If a former Participant who had not previously qualified for a vested Pension Benefit has a Break in Service and he is reemployed by the Company, and if the length of his consecutive Breaks in Service equals or exceeds the greater of (i) five years or (ii) his Continuous Service prior to the Break in Service, his Continuous Service prior to the Break in Service is never restored.
(4)    The reemployment of a Pensioner shall not result in a duplication of any benefits.

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SECTION 3 – TIME OF RETIREMENT

3.01	Normal Retirement
The normal retirement date for each Participant shall be the first day of the month following the month in which the Participant attains age 65.

3.02	Early Retirement
A Participant who has attained age 55 but not his normal retirement and has completed at least ten years of Continuous Service, whose employment is terminated for any reason, may elect to retire on an early Pension Benefit on the first day of the month next following receipt by the Plan Administration Committee of the Participant’s written election to so retire early.

3.03	Disability
Any Participant who has attained age 50 and has completed at least 15 years of Continuous Service, who incurs a Total and Permanent Disability, may retire on the first day of the month following the month as of which the Participant is determined to be so disabled by the Company based on qualified medical evidence.

3.04	Delayed Retirement
A former Participant may delay distribution of his or her Pension Benefit until distribution is required to begin pursuant to Section 4.16 of the Plan (the required minimum distribution rules).

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SECTION 4 – PENSION BENEFITS

4.01	Normal Pension Benefit
A Participant who attained age 65 while an Employee could retire from service and receive a monthly Pension Benefit or he could postpone his retirement and receive a monthly Pension Benefit that commenced upon his termination of employment with the Company and all Affiliated Companies. Prior to adjustment in accordance with Subsection (1) of Section 4.03 below, the monthly Pension Benefit payable to a Participant shall he computed as a monthly Pension Benefit payable for the life of the Participant equal to the product of the benefit rate noted below and his years of Credited Service for retirements occurring during the periods specified below:

Date of Retirement or Termination of Employment

On or After	But Before	For Credited Service	Benefit Rate
1/1/91	6/1/01	Prior to 1/1/82	$4.00
		On or after 1/1/82	9.00

6/1/01	1/1/02	Prior to 1/1/82	$4.00
		On or after 1/1/82	11.00

1/1/02	1/1/03	Prior to 1/1/82	$4.00
		On or after 1/1/82	13.00

1/1/03	1/1/04	Prior to 1/1/82	$4.00
		On or after 1/1/82
		and prior to 1/1/03	14.00
		On or after 1/1/03	15.00

1/1/04	1/1/05	Prior to 1/1/82	$4.00
		On or after 1/1/82 and prior to 1/1/03	14.00
		On or alter 1 1.03	17.00

1/1/2005	–	Prior to 1/1/82	$4.00
		On or after 1/1/82
		And prior to 1/1/03	14.00
		On or after 1/1/03	18.00

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The total years of Credited Service shall be those years immediately preceding his date of retirement and shall not exceed 35 years. In the event a Participant remained in service after his normal retirement date and completed less than 40 Hours of service in any month, the Pension Benefit payable to the Participant upon retirement at his postponed retirement date shall never be less than the amount of benefit to which the Participant would have been entitled as of his normal retirement date, increased by the value of the monthly payments he did not receive for those months. The amount of any such monthly payment shall be redetermined each year, as if the Participant had retired as of the last day of the Plan Year preceding the Plan Year during which the payment would have been made, to take into account additional accruals. For purposes of the preceding sentence, the value of any unreceived monthly payments shall he determined on the basis of the same underlying actuarial assumptions used to produce the factors in Schedule One to this Appendix.

4.02	Early Pension Benefit

(1)
The monthly Pension Benefit payable to a Participant upon early retirement in accordance with Section 3.02 of this Appendix shall be a deferred benefit commencing on the first day of the month next following the Participant’s normal retirement date. The Participant may elect to receive his early Pension Benefit commencing on the last day of the month in which his early retirement date occurs or on the last day of any month thereafter but before the Participant’s normal retirement date, which commencement date shall be specified by the Participant in a written application filed with the Plan Administration Committee and shall be subject to the notice and timing requirements described in Subsection (3) of Section 4.03 below.

(2)
Prior to adjustment in accordance with Subsection (1) of Section 4.03 below, a Participant’s early Pension Benefit shall be equal to the monthly Pension Benefit determined in accordance with Section 4.01 above and computed on the basis of the benefit formula in effect on his early retirement date and his years of Credited Service, not in excess of 35 years, immediately preceding his early retirement date. Such early Pension Benefit shall be reduced by 1/180th for each of the first 60 months by which the date of commencement of his benefit precedes his normal retirement date and further reduced by 1/360th for each month in excess of 60 months by which the date of commencement of his benefit precedes his normal retirement date.

4.03	Forms of Pensions

(1)	Normal Form - Married

(a)
The Pension Benefit payable to a married Participant who retires under Section 3.01 or 3.02 of this Appendix, or who delays distribution under Section 3.04 of this Appendix, or terminates service and is entitled to receive a vested Pension Benefit pursuant to Section 5.01 of this Appendix, shall, unless he elects otherwise, be equal to the Pension Benefit computed m accordance with Section 4.01 above, 4.02 above, or Paragraph (1) or (2) of Section 5.02 of this Appendix, as the case may be, multiplied by the appropriate factor contained in Table 1 of Schedule One to this Appendix, and shall be payable during the Participant’s life, with the provision that after his death a Pension Benefit at one-half the rate of the Pension Benefit payable to the Participant shall be paid during the life of, and to, his spouse, provided the spouse

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shall have been married to the Participant on his Annuity Starting Date. The spouse shall not be entitled to receive a benefit under this Paragraph unless the Participant’s death occurs after his Annuity Starting Date.

(b)
A married Participant entitled to, but not in receipt of, a Pension Benefit as of August 23, 1984, who terminated service on or after November 1, 1975, but before January 1, 1976, may elect, during the period beginning on August 23, 1984, and ending on his Annuity Starting Date, to have his Pension Benefit payable in accordance with the provisions of Paragraph (a) above.

(2)	Normal Form — Unmarried
The Pension Benefit payable to an unmarried Participant who retires under Section 3.01, 3.02 or 3.04 of this Appendix, or who terminates service and is entitled to receive a vested Pension Benefit pursuant to Section 5.01 of the Appendix, shall, unless he elects otherwise, be equal to the benefit determined in accordance with Section 4.01 above, Section 4.02 above, or Paragraph (1) or (2) of Section 5.02 of this Appendix, as the case may be.

(3)	Normal Form - Disability Retirement
The Pension Benefit payable to a Participant who retires under Section 3.03 of this Appendix on account of Total and Permanent Disability shall be determined in accordance with Sections 7.02 and 7.03 of this Appendix.

(4)	Optional Forms

(a)	Forms Available
Subject to (b), (c), (d), and (e) of this Subsection (4):

(1)	A married Participant eligible to receive a Pension Benefit under the Wood Products Plan may elect to receive his benefit in accordance with Option 1 below, subject to Spousal Consent.

(2)	Any Participant eligible to receive a Pension Benefit under Section 4.01 or 4.02 above may elect to receive his benefit in accordance with Option 2 or Option 4 below.

(3)
Any Participant eligible to receive a Pension Benefit under Section 4.01 or 4.02 above and whose Annuity Starting Date is on or after January 1, 2008, may elect to receive his benefit in accordance with Option 3 below.

(4)
Any married Participant eligible to receive a vested Pension Benefit under Section 5.01 of this Appendix and whose Annuity Starting Date is on or after January 1, 2008, may elect to receive his benefit in accordance with Option 3 below with his spouse as contingent annuitant.

Option 1.	Life Annuity Option. A Pension Benefit payable during his life, with no benefit payable after his death.

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Option 2.
50% Contingent Annuitant Option. A modified Pension Benefit payable during his life, with the provision that after his death a benefit at one-half the rate of such modified benefit shall be paid during the life of, and to, the contingent annuitant named in his election, if such person survives him.

Option 3.
75% Contingent Annuitant Option. A modified Pension Benefit payable during his life, with the provision that after his death a benefit at three-quarters the rate of such modified benefit shall be paid during the life of, and to, the contingent annuitant named in his election, if such person survives him.

Option 4.
100% Contingent Annuitant Option. A modified Pension Benefit payable during his life, with the provision that after his death it shall be paid during the life of, and to, the contingent annuitant granted in his election, if such person survives him.

(b)	Election and Revocation
The Plan Administration Committee shall provide to each Participant, no less than 30 days and no more than 180 days before the Annuity Starting Date, a written explanation of (i) the general terms and conditions of the normal forms of benefit described in Subsections (1) and (2) above, (ii) a general explanation of the eligibility conditions and other material features of the optional forms available under the Wood Products Plan, including the relative values of such options, (iii) any rights the Participant might have to defer commencement of his Pension Benefit, (iv) the requirement for spousal consent as provided below, and (v) the Participant’s right to make, and to revoke, elections under this Subsection (4). An election of an optional form of benefit under this Subsection (4) shall be made by written notice received by the Plan Administration Committee during the 180-day period ending on the Annuity Starting Date.

(c)	Accelerated Commencement Date
A Participant may, after having received the written explanation of the terms and conditions of the normal and optional forms of benefit affirmatively elect to have his Pension Benefit commence sooner than 30 days following his receipt of the notice, provided all of the following requirements are met:
(i)    the Plan Administration Committee clearly informs the Participant that he has a period of at least 30 days after receiving the notice to decide when to have his Pension Benefit begin, and if applicable, to choose a particular optional form of payment;
(ii)    the Participant affirmatively elects a date for his Pension Benefit to begin, and if applicable, an optional form of payment, after receiving the notice;
(iii)    the Participant permitted to revoke his election until the later of his Annuity Starting Date or seven days following the day he received the notice;

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(iv)    payment does not commence less than 7 days following the day after the notice is received by the Participant; and
(v)    in the event a Participant who is scheduled to commence receipt of a Pension Benefit prior to his or her normal retirement date or who retires on a normal or postponed retirement date elects an Annuity Starting Date that precedes the date he or she received the notice (the “retroactive Annuity Starting Date”), the following requirements are met:

(A)	the Participant’s benefit must satisfy the provisions of Code Sections 415 and 417(e)(3), both at the retroactive Annuity Starting Date and at the actual commencement date;

(B)
a payment equal in amount to the payments that would have been received by the Participant had his benefit actually commenced on his retroactive Annuity Starting Date, plus interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually, shall he paid to the Participant on his actual commencement date; and

(C)
The Participant elects within the 120 day period following the Participant’s termination of employment with the Company and all Affiliated Companies to receive benefits as of a retroactive Annuity Starting Date.

(D)	spousal consent to the retroactive Annuity Starting Date is required for such election to be effective unless:

(I)
the amount of the survivor annuity payable to the spouse determined as of the retroactive Annuity Starting Date under the form elected by the Participant is no less than the amount the spouse would have received under the Qualified Joint and Survivor Annuity if the date payments commence were substituted for the retroactive Annuity Starting Date; or

(II)
the Participant is not married on the actual commencement date, and the Participant’s spouse on the retroactive Annuity Starting Date is not treated as his spouse under a qualified domestic relations order.

(E)	Notwithstanding the foregoing, Subsections (A) through (D) above shall not apply to a Participant in receipt of a Disability Benefit pursuant to Section 7.02 of this Appendix.

(d)	Effective Date of Election
The election of an optional benefit shall become effective on the Participant’s Annuity Starting Date, unless a Participant who remains in service after his normal retirement date elects by written notice to the Plan Administration Committee to have Option 2 become effective on the first day of the month next following receipt by the Plan Administration Committee of such notice, provided that, if he is married, he must first

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make an effective waiver of spousal coverage in accordance with Section 4.04(6) of this Appendix. The Participant may revoke his option by written notice to the Plan Administration Committee prior to his Annuity Starting Date. An election shall be deemed to be revoked in the event the contingent annuitant named under Option 2, Option 3, or Option 4 above shall die prior to the Annuity Starting Date. If a Participant who has elected an option shall die prior to the effective date of his election, his contingent annuitant under Option 2, Option 3, or Option 4 above shall not be entitled to any payments under the Wood Products Plan. A Participant may change the contingent annuitant under Option 2, Option 3, or Option 4 named in his election at any time prior to his Annuity Starting Date. Notwithstanding the foregoing, an election upon retirement of Option 1, or an election of Option 2, Option 3, or Option 4 by a married Participant where his spouse is not the contingent annuitant, shall be effective only if (i) it is made within 180 days of the Annuity Starting Date, (ii) the spouse consents in writing to such election, (iii) such election designates a specific contingent annuitant (or form of benefit) which may not be changed without further spousal consent (or, alternatively, the consent of the spouse expressly permits a change in designation without requiring further spousal consent), and (iv) the spouse’s consent acknowledges the effect of such election on the spouse and is witnessed by notary public, The requirement for spousal consent shall be waived by the Plan Administration Committee if it is established that there has been a legal separation, the spouse cannot be located, or for such other circumstances as shall he prescribed by applicable regulations.

(e)	Adjustment to Pension Benefit
The Pension Benefit of a Participant who elects Option 2 shall be equal to the benefit otherwise payable multiplied by the appropriate factor contained in Table 1 of Schedule One to this Appendix, determined as of the Annuity Starting Date. The Pension Benefit of a Participant who elects Table 2 or Table 3 shall be equal to the benefit otherwise payable multiplied by the appropriate factor contained in Table 2 and Table 3, respectively, of Schedule One determined as of the Annuity Starting Date. If the contingent annuitant under Option 2, Option 3, or Option 4 above is other than the Participant’s spouse, the benefit payable to the contingent annuitant cannot exceed a certain percentage of the benefit payable to the Participant, as determined in accordance with Code Section 401(a)(9)(G) and its Regulations. If, after the Annuity Starting Date, the contingent annuitant under Option 2, Option 3, or Option 4 shall die prior to the Participant, the monthly installments payable to such Participant during retirement shall be in the modified amount determined in accordance with such option.

(f)	Delayed Commencement of Normal Retirement Benefit
(i)    In the event a Participant who has retired or otherwise terminated employment with the Company and all Affiliated Companies prior to his normal retirement date has not filed an election designating an Annuity Starting Date prior to the 181st day preceding his normal retirement date, the Plan Administration Committee shall mail the notice described in Section 4.03(4)(b) of this Appendix to the Participant’s last known address as indicated on plan records at least 30 days prior to the Participant’s normal retirement date. The Participant’s normal

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retirement date shall be deemed to be the Participant’s Annuity Starting Date. In the absence of a benefit election filed by the Participant prior to his normal retirement date in accordance with the provisions of Section 4.03(4), distribution of the Participant’s Pension Benefit shall be deemed to commence to the Participant on his normal retirement date in the normal form applicable to the Participant as determined on the basis of Plan records. Such payments shall be held in the Plan’s trust and deemed forfeited until claim has been made by the Participant.
(ii)    In the event the Participant subsequently files a claim for payment, payment shall commence to the Participant as soon as practicable in the amount that would have been payable to the Participant if payments had commenced on the Participant’s normal retirement date. In addition, one lump sum payment shall be paid to the Participant equal to the sum of the monthly payments that the Participant would have received during the period beginning on his normal retirement date and ending with the month preceding his actual commencement date, together with interest the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually. The amount of the monthly payments shall be determined as of the Participant’s normal retirement date on the basis of the actual form of payment in which the Participant’s Pension Benefit is payable under Section 4.03 of this Appendix. The lump sum shall be paid on or as soon as practicable following the date the Participant’s Pension Benefit commences. In the event a Participant’s marital status used to compute the Participant’s Pension Benefit under Paragraph (i) above was not accurate, the amount of the Participant’s Pension Benefit payable under this Paragraph (ii) shall be adjusted to reflect the Participant’s correct marital status.
(iii)     In the event a Participant entitled to a Pension Benefit under the provisions of Paragraph (i) above dies prior to the commencement of his Pension Benefit, upon claim by the Participant’s personal representative, or if none, his estate, one lump sum payment shall be paid to the claimant equal to the lump sum amount calculated under Paragraph (ii) above that would have been paid to the Participant for the period commencing on the Participant’s normal retirement date and ending with the month prior to his death, plus interest on that amount at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually, from the Participant’s Normal Retirement Date to the date of payment of the lump sum amount to the Participant’s personal representative, or if none, to his estate.
(iv)    In the event a Participant who is entitled to a Pension Benefit under the provisions of Paragraph ( i) above dies prior to commencement of his Pension Benefit and is survived by a spouse to whom he was married on his normal retirement date, the Participant’s surviving spouse shall be entitled to the survivor portion of the Participant’s Pension Benefit under the provisions of Section 4.01(1) above, assuming the Participant commenced payment under Section 4.03

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above on his normal retirement date. Such survivor Pension Benefit shall commence as soon as practicable following the surviving spouse’s claim for the Pension Benefit. In addition, one lump sum payment shall be paid to the surviving spouse equal to the sum of the monthly payments the surviving spouse would have received for the month of the Participant’s date of death through the month preceding the month in which the survivor Pension Benefit commences, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually.
(v)    In the event a Participant’s Pension Benefit otherwise scheduled to commence on his normal retirement date is delayed because the Plan Administration Committee is unable to locate the Participant and the Plan Administration Committee does not mail the notice described in Subsection 4.03(4)(b) of this Appendix at least 30 days prior to the Participant’s normal retirement date, the Plan Administration Committee shall commence payment within 60 days after the date the Participant is located. Unless the Participant elects an optional form of payment in accordance with the provisions of this Subsection 4.03(4), payment shall commence in the normal form applicable to the Participant on his or her Annuity Starting Date. The Pension Benefit payable to the Participant shall be of equivalent actuarial value, based on the actuarial assumptions used to compute the tables in Schedule One to this Appendix, to the Pension Benefit otherwise payable to the Participant on his normal retirement date. In the event a Participant whose Pension Benefit is delayed beyond his or her normal retirement date, as described above dies prior to his or her Annuity Starting Date, and is survived by a spouse, the spouse shall be entitled to receive a survivor annuity under the provisions of Section 4.04 of this Appendix computed on the basis of the equivalent actuarial value, based on the actuarial assumptions used to compute the tables in Schedule One, of the Pension Benefit payable to the Participant on his normal retirement date.
(vi)    Notwithstanding the provisions of Subsection (4)(f)(v) above, a Participant described in the preceding subparagraph whose Pension Benefit will be paid in the form of an annuity may elect, in lieu of the Pension Benefit otherwise payable under Subsection (4)(f)(v), to receive:

(A)
a lump sum payment equal to the sum of the monthly payments the Participant would have received from his normal retirement date to his Annuity Starting Date, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually. The amount of the monthly payments shall be determined on the basis of the form of payment in which the Participant’s Pension Benefit is payable under Section 4.03(4)(a) of this Appendix, as applicable; and

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(B)	A Pension Benefit in the amount that would have been payable to the Participant if payments had commenced on the Participant’s normal retirement date in the form elected by the Participant.
An election under this Subsection (vi) shall be subject to the notice and spousal consent requirements set forth in Subsections (4)(b) and (4)(c) above applicable to the election of an optional form of payment.

4.04	Death Benefit Payable to Spouse

(1)	Eligibility
The spouse of a Participant shall be eligible for a Pension Benefit payable to, and for the lifetime of, such spouse if the Participant should die:

(a)
while in active service after completing the eligibility requirements Pension Benefit, provided that the Participant had not, by timely written notice to the Plan Administration Committee and with his spouse’s consent, elected to waive such benefit, or

(b)	after retirement with entitlement to any Pension Benefit (other than a Disability Benefit), but prior to his Annuity Starting Date, or

(c)
after termination of employment on or after August 23, 1984, with entitlement to a vested Pension Benefit, but prior to his Annuity Starting Date, provided that the Participant had not, by timely written notice to the Plan Administration Committee and with his spouse’s consent, elected to waive such benefit.

(2)	Date of Commencement
The Pension Benefit payable to the spouse covered under Subparagraph (1) above shall begin as of the month in which the Participant’s normal retirement date would have occurred (or next following the month in which the Participant’s date of death occurred, if later). However:

(a)
if the Participant dies in active service after having met the requirements for an early Pension Benefit, or after retiring early but before payments commence, the spouse may elect to begin receiving payments as of any month following the month in which the Participant’s date of death occurred and prior to what would have been his normal retirement date; and

(b)
in the case of the death of any other Participant prior to attaining his normal retirement date, the spouse may elect to begin receiving payments as of any month following the month in which the Participant’s 55th birthday would have occurred ( or following the month in which his date of death occurred, if later) and prior to what would have been his normal retirement date.

(3)	Amount of Benefit to Spouse

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Prior to its reduction in accordance with Subsection (4) below, if applicable, the Pension Benefit payable to the spouse covered under Subsection (1) above shall be equal to the amount of benefit the spouse would have received if the Pension Benefit to which the Participant was entitled at his date of death had commenced as of the month next following the month in which his normal retirement date would have occurred (or next following the month in which his date of death occurred, if later) in accordance with Section 4.03(1) of this Appendix, and the Participant had died immediately thereafter. However, if a Participant had elected Option 3 or Option 4 of Section 4.03(4) within the 180‑day period preceding his Annuity Starting Date, with his spouse as his contingent annuitant, the Pension Benefit payable to the spouse shall be calculated in accordance with the provisions of such elected Option, in lieu of the provisions of Section 4.03(1). The Pension Benefit payable to the spouse shall be further adjusted to reflect its commencement prior to the Participant’s normal retirement date if the spouse elects early commencement in accordance with Section 4.04(2) above, the amount of Pension Benefit payable to the spouse shall be based on the amount of early Pension Benefit or vested Pension Benefit to which the Participant would have been entitled if he had requested benefit commencement at that earlier date, reduced in accordance with Section 4.02(2) of this Appendix or Section 5.01(2) of this Appendix, whichever is applicable.

(4)	Charge for Coverage
The Pension Benefit payable to a former Participant whose spouse is covered under Subsection (1)(c) above, or if applicable, to his spouse upon his death, shall be equal to the vested Pension Benefit to which he would otherwise be entitled, reduced by the applicable percentages shown below for the period, or periods, that coverage under Subsection (1)(c) above was in effect;

Annual Reduction for Spouse’s Coverage After Termination of Employment Other than Retirement
Age	Reduction
60 – 64	1% per year
55 – 59	5/10 of I% per year
50 – 54	3/10 of 1% per year
40 – 49	2/10 of 1% per year
Prior to 40	1/10 of 1% per year

Such annual reduction shall be prorated to include months in which coverage was in effect for at least one day. No reduction shall be made with respect to any period (a) while in active service or (b) after retirement but before payments commence. Under rules uniformly applicable to all former Participants similarly situated, the Plan Administration Committee reserves the right to waive the reduction for spouse’s coverage until the former Participant is given a reasonable period of time to waive such coverage and thereby avoid the charge.

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(5)	Effective Date of Coverage
Coverage under Subsection (1)(a) above shall become effective upon completing the eligibility requirements for any Pension Benefit. Coverage under Subsection (1)(b) above shall become effective on a Participant’s retirement date under Section 3 of this Appendix. Coverage under Subsection (1)(c) above shall become effective on a Participant’s termination of employment on or after August 23, 1984, under Section 5.01 of this Appendix. If the Participant or his spouse dies prior to the time such coverage becomes effective, no benefit shall be payable. Coverage under Subsection (1) above shall cease to be effective (a) upon a Participant’s Annuity Starting Date, (b) upon the date a Participant’s divorce or election of an optional benefit under Section 4.03 above becomes effective, (c) upon the death of either the Participant or the spouse, or (d) upon an effective waiver of coverage pursuant to Subsection (6) below, whichever ever shall first occur.

(6)	Waiver of Coverage
The Plan Administration Committee shall furnish to each Participant who either attains his normal retirement date or terminates employment with entitlement to a vested Pension Benefit a written explanation in nontechnical language which describes (a) the terms and conditions of the spouse’s Pension Benefit, (b) the Participant’s right to make, and the effect of, an election to waive the spouse’s Pension Benefit, (c) the rights of the Participant’s spouse, and (d) the right to make, and the effect of, a revocation of such a waiver. Such written explanation shall be furnished (a) in the case of a Participant who wishes to make an in-service election of Option 2 in accordance with the provisions of Subsection (4)(b) of Section 4.03 of this Appendix, within the period beginning one year prior to his attainment of his normal retirement date and ending one year after his attainment thereof; and (b) in the case of a Participant who terminates employment with entitlement to a vested Pension Benefit, within the period beginning one year prior to his termination of employment and ending one year after such termination. An election to waive the spouse’s Pension Benefit, or any revocation of that election, may be made at any time during the period (a) which begins on the date a Participant’s employment terminates, or (b) which begins on the first day of the Plan Year in which the Participant will attain his normal retirement date (in the case of a Participant remaining in active service), and ends on the date of the Participant’s death. An election to waive the spouse’s Pension Benefit or any revocation of that election shall be made on a form provided by the Plan Administration Committee, and any such waiver of coverage shall be effective only if (a) the spouse consents in writing to such election and (b) the spouse’s consent acknowledges the effect of such election on the spouse and is witnessed by a notary public. The requirement for spousal consent shall be waived by the Plan Administration Committee if it is established that there has been a legal separation, that the spouse cannot be located, or for such other circumstances as shall be prescribed by applicable regulations. The election or revocation shall be effective when the completed form is filed with the Plan Administration Committee.

(7)	Election of Coverage by Former Participants
Notwithstanding the provisions of Subsection 4.04(1) above, a former Participant whose employment terminated on or after January 1, 1976, and prior to August 23, 1984, and who is entitled to a vested Pension Benefit pursuant to the provisions of Section 5 of this Appendix, but who is not yet in receipt thereof, may elect, on or after August 23, 1984, and

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prior to the commencement of such vested Pension Benefit, to have the provisions of this Section 4.04 apply to him.

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SECTION 5 – VESTED PENSION BENEFITS

5.01	Eligibility
Effective March 1, 2013, with the exception of the following paragraph of this Section, any Participant who has completed at least five years of Continuous Service and whose employment is terminated for any reason other than death or retirement, shall, upon proper application, be entitled to a vested Pension Benefit commencing on the last day of the month in which his normal retirement date occurs.
A Participant whose employment terminated as a result of the asset sale that was effective March 1, 2013, shall be fully vested regardless of his years of Continuous Service.

5.02	Benefit Formula

(1)
Prior to adjustment in accordance with Subsection 4.03(1) of this Appendix, the monthly Pension Benefit payable to a Participant who has met the requirements of Section 5.01 above shall be equal to the Pension Benefit computed in accordance with Section 4.01 of this Appendix as in effect at the time his employment is terminated and based on his Credited Service at the time of such termination, not in excess of 35 years.

(2)
A former Participant entitled to receive a vested Pension Benefit shall, on or after his attainment of age 55, be eligible to receive a vested Pension Benefit commencing on the last day of the month next following the month in which the Plan Administration Committee receives written application therefor, which shall be equal to the vested Pension Benefit determined in accordance with Paragraph (1) above, reduced by 1/180th for each of the first 60 months by which the date benefit payments commence precedes his normal retirement date, and further reduced by 1/360th for each month in excess of 60 months by which the date benefit payments commence precedes his normal retirement date.

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SECTION 6 – BENEFIT PAYMENTS

6.01	Period of Payment
Subject to the provisions of Section 6.05 below, the first Pension Benefit or Disability Benefit will be paid for:

(1)	the month in which the Participant retires, or if later, the month following the month in which application is filed for benefits;

(2)
in the case of a surviving spouse or contingent annuitant who is eligible for a Pension Benefit under the provisions of Subsection (1) or (4) of Section 4.03 of this Appendix, the month in which the Participant dies, or if later, the month following the month in which application is filed for benefits;

(3)
the month following the month in which the Participant dies, or if later, the month following the month in which application is filed for benefits, but not earlier than the month following the month in which his 65th birthday would have occurred, in the case of a married Participant who dies before such date with a surviving spouse who is eligible for a Pension Benefit under the provisions of Section 4.04(1) of this Appendix, unless the surviving spouse elects earlier commencement in accordance with Section 4.04(2); or

(4)
in the case of a Participant who elects to defer his early Pension Benefit or a former Participant entitled to a vested Pension Benefit, the month following the month in which he files an application for benefits, but not earlier than the month following the month in which his 55th birthday occurs.

Notwithstanding the foregoing, if late application is filed in the case of clause (1) above, a payment equal to the monthly payments which would have been payable to the retired Participant since the month in which the Participant retires shall be paid to such person. If late application is filed in the case of clause (2) above, a payment equal to the monthly payments which would have been payable to the Participant’s spouse or contingent annuitant since the month in which the Participant dies (or would have attained age 65, if applicable) shall be paid to such person. If late application is filed in the case of clause (3) above, a payment equal to the monthly payments which would have been payable to the Participant’s spouse since the month following the month in which the Participant would have attained age 63, or the month following the month in which the Participant dies, if later, shall be paid to such spouse. If, in the case of clause (4) above, application is filed after the 65th birthday of the Participant or former Participant, a payment equal to the monthly payments which would have been payable to the Participant or former Participant since the month following the month in which his 65th birthday occurs shall he paid to him. If late application is filed in any case, payments shall not be made to a Participant, former Participant, spouse or contingent annuitant for any month preceding such application during which the Participant or former Participant is employed by the Company or an Affiliated Company. Monthly benefit payments will be paid on the last day of each month. The last monthly benefit check to the Pensioner shall be paid for the month preceding the month in which the Pensioner dies or ceases to be totally and permanently disabled. The last benefit check payable to a spouse or contingent annuitant under Section 4.03 or 4.04 of this Appendix will be paid for the month proceeding the month in which the spouse or contingent annuitant dies. Any benefit

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payment owing to a deceased Pensioner, spouse or contingent annuitant may be paid to a person or persons determined by the Plan Administration Committee to be equitably entitled thereto, and such payment shall be a complete discharge of any liability under the Wood Products Plan and the Plan. All benefit checks must be endorsed personally by the payee, or by his duly qualified legal representative. If a Participant dies after his Annuity Starting Date, any payments continuing on to his spouse or contingent annuitant shall be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death.

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SECTION 7 – DISABILITY BENEFITS

7.01	Benefit Formula
There shall be payable to a Participant retired in accordance with Section 3.03 of this Appendix a monthly Disability Benefit equal to the Pension Benefit computed in accordance with Section 4.01 of this Appendix as in effect at the time of his retirement due to Total and Permanent Disability; provided, however, that the total years of Credited Service shall be those years immediately preceding retirement due to Total and Permanent Disability and shall not exceed 35 years. If the Participant is awarded a Public Disability Benefit, the Disability Benefit under this Section payable prior to his normal retirement date shall be reduced by the amount of the Company-provided Public Disability Benefit.

7.02	Payment of Benefit Prior to Normal Retirement Date
The Disability Benefit payable to a Participant prior to attaining his normal retirement date shall be computed in accordance with Section 7.01 above, without any adjustment, and shall be payable in that form until the Participant attains his normal retirement date (or until his date of death, if earlier). If the Participant dies before attaining his normal retirement date, a Pension Benefit shall be paid during the life of, and to, his surviving spouse, if any, equal to the Pension Benefit payable to the Participant multiplied by (i) the appropriate factor contained in Table 1 of Schedule One based on the ages of the Participant and his surviving spouse as of the first day of the month in which the Participant’s death occurs, and then (ii) 50 percent.

7.03	Recomputation at Normal Retirement Date
When a Disability Pensioner attains his normal retirement date, his Disability Benefit shall he payable in accordance with Sections 4.03(1)(a) or 4.03(2) of this Appendix, whichever is applicable; however, a married participant may elect Option 1 or elect Option 4 with his spouse as contingent annuitant provided that the requirements of Subparagraph (4) of Section 4.03 are met. Notwithstanding the provisions of the preceding sentence, if the benefit payable to a Participant who retired on or after October 1, 1981, was increased so as to satisfy the minimum benefit provisions of this Section 7 as in effect on his date of disability retirement, then the recomputation of his benefit at normal retirement date shall be based on the amount of such minimum benefit (prior to the application of any adjustment factor).

7.04	Benefit Discontinuance
In the event that such Participant’s Disability Benefit is discontinued as herein provided and he is not restored to service as an employee, he shall be entitled to retire on an early Pension Benefit as of the first day of the calendar month next following such discontinuance or to receive a vested Pension Benefit commencing on the last day of the month in which his normal retirement date occurs, provided that, in the case of early retirement, at the date of his disability retirement he had completed the eligibility requirements for such benefit. In either case, the benefit shall be computed on the basis of his Credited Service at the time of his disability retirement (counting each month of Credited Service as one-twelfth of a year).

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7.05	Medical Examination
Any Participant who has not reached his normal retirement date and who is claiming to be totally and permanently disabled may be required by the Company to submit to examination in a clinic or by a physician or physicians selected by the Company, and any question as to existence of such disability shall be settled on the basis of such examination. Should any Pensioner refuse to submit to such medical examination, his Disability Benefit shall be discontinued until his withdrawal of such refusal, and should his refusal continue for a year, all rights in and to the Disability Benefit shall cease; provided that he shall be entitled to have his original Disability Benefit restored, prior to his normal retirement date, if, on the basis of a medical examination by a physician or physicians designated by the Company, the Company finds that he has again lost earning capacity because of the same disability.

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SECTION 8
EMPLOYMENT WITH RAYONIER INC.
OTHER THAN AS AN EMPLOYEE OF THE COMPANY

8.01	Employment with the Company as a Salaried Employee

1.	Anything contained herein to the contrary notwithstanding, the provisions of this Section 8.01 shall apply to

(a)
Any Participant who ceases to be an Employee as defined in Section 1.05 of this Appendix and who (i) remains in the employ of the Company as a salaried employee, or (ii) terminates employment with the Company on or after June 27, 2014, and is later reemployed by the Company as a salaried employee.

(b)
Any salaried employee in the employ of the Company who (i) ceases such employment and simultaneously becomes an Employee as defined in Section 1.05 of this Appendix, or (ii) terminates employment with the Company on or after June 27, 2014, and is later reemployed by the Company as such an Employee.

2.
Upon (a) transfer of a Participant from employment as an Employee to other employment with the Company as a salaried employee, or (b) upon termination of employment with the Company as an Employee, and later reemployment by an applicable Company as a salaried employee, the Employee’s participation under the Plan shall be continued, or reinstated in accordance with the provisions of Section 2.02(2) of this Appendix with respect to Breaks in Service. Any employment rendered on and after the date of such transfer or reemployment shall be recognized under the Plan for the sole purpose of determining eligibility for benefits under the Plan, and the benefits payable under the Plan shall be determined on the basis of the terms of the Plan as in effect on the date of transfer or termination of employment, and only on the basis of Credited Service accrued while he was an Employee as defined in Section 1.05 of this Appendix.

3.
All employment rendered by an Employee in the employ of an applicable Company as a salaried employee prior to his employment as an Employee as defined in Section 1.05 of this Appendix shall be included as Continuous Service as defined under this Appendix for sole purpose of determining eligibility for membership and benefits, but not for the purpose of determining the amount of any benefit; provided, however, that the period of such employment that is to be included as Continuous Service pursuant to this Paragraph 3 shall not be more than the Continuous Service included for similar eligibility purposes for other Employees under the Plan as defined in Section 2.02 of this Appendix (subject to the following sentence; and further provided that the provisions of Paragraph (2) of Section 2.02 with respect to Breaks in Service shall apply. In the case of an employee of the Company who is covered by the Plan or the ITT Salaried Plan (as defined in section 4.01(b)(4) of the Plan) (any or all of them), (any of such plans hereinafter referred to in this Appendix as the “Salaried Plan”), his Continuous Service immediately after the date of such transfer or reemployment shall be equal to:

(a)	the number of full years of eligibility service credited to him under the Salaried Plan prior to his employment as an Employee, plus

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(b)
a fractional year of Continuous Service determined by crediting him with 45 Hours for each week in any fractional year of eligibility service credited to him under the Salaried Plan prior to his employment as an Employee; the Hours so determined shall be credited for purposes of Section 2.02 of this Appendix to the Plan Year in which such transfer or reemployment occurs.

8.02.	Employment with any Division, Subsidiary or Affiliated Company of ITT Corporation or Rayonier Inc.

1.
Anything contained herein to the contrary notwithstanding, the provisions of this Section 8.02 shall apply to (a) any Participant who, on or after November 1, 1975, ceases to be an Employee as defined in Section 1.05 of this Appendix and is employed prior to March 1, 1994, by any division, subsidiary, or Affiliated Company of ITT Corporation or by any division, subsidiary, or Affiliated Company of Rayonier Inc. on or after March 1, 1994, including the Company as other than an Employee, and (b) any employee in the employ of any division, subsidiary, or Affiliated Company of ITT Corporation with respect to the period of employment prior to March 1, 1994, or by any division, subsidiary, or Affiliated Company of Rayonier Inc. on or after March 1, 1994, including the Company as other than an Employee as defined in Section 1.05 of this Appendix who ceases such employment (hereinafter referred to as “other ITT/Rayonier service”) on or after November 1, 1975, and who is employed as an Employee after such date.

(2)
Upon employment prior to March 1, 1994, by any division, subsidiary, or Affiliated Company of ITT Corporation as other than an Employee, or by any division, subsidiary, or Affiliated Company of Rayonier Inc. on or after that date, the former Employee’s participation under the Plan shall be continued, or reinstated in accordance with the provisions of Section 2.02(2) of this Appendix with respect to Breaks in Service. Any other ITT/Rayonier service with ITT Corporation prior to March 1, 1994, or Rayonier Inc. on or after that date shall be recognized under the Plan for the sole purpose of determining eligibility for benefits under the Plan and the benefits payable under the Plan shall be determined on the basis of the terms of the Plan as in effect on the date he ceased to be an Employee as defined in Section 1.05 of this Appendix, and only on the basis of Credited Service accrued while he was such an Employee.

(3)
All other ITT/Rayonier service prior to his employment as an Employee shall be included as Continuous Service as defined under this Plan for the sole purpose of determining eligibility for membership and benefits but not for the purpose of determining the amount of any benefit; provided, however, that the period of such other ITT/Rayonier service shall not be more than the Continuous Service included for similar eligibility purposes for other Employees under the Plan as defined under Section 2.02 of this Appendix, and further provided that the provisions of Paragraph (2) of Section 2.02 with respect to Breaks in Service shall apply. If such other ITT/Rayonier service was recognized under a pension plan that determines service on an “elapsed time” basis, it shall be converted to Continuous Service in a manner consistent with the provisions of Section 8.01(3) of this Appendix, governing the crediting of prior employment under the Salaried Plan.

8.03	Suspension of the Right to Receive Pension Benefits

(1)
Upon transfer or reemployment of a former Employee as provided in either Section 8.01 or 8.02 of this Appendix, his benefit payments, if they have commenced, shall be discontinued, and no payments to such an Employee shall commence under the Plan during his period of

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employment with the Company or an Affiliated Company, but in no event shall payments be discontinued if such discontinuance would violate regulations promulgated by the applicable Federal agencies.

(2)
If a former Employee who was a Pensioner shall die during his period of employment under Section 8.01 or 8.02 of this Appendix, any payments under the Plan to his spouse or contingent annuitant (if an optional benefit has become effective with respect to his discontinued benefit payment) shall commence and shall be payable as if he were not employed on the date of his death by the Company or an Affiliated Company. If any other former Employee shall die during his period of employment, any payments under the Plan to his spouse or contingent annuitant shall commence and shall be payable in accordance with the provisions of the Plan on the date he ceased to be an Employee as defined in Section 1.05 of this Appendix.

(3)
Upon his subsequent retirement or termination, a former Employee whose benefit payments were discontinued shall be entitled to his original Pension Benefit. Upon the retirement or termination of any other former Employee, his Pension Benefit shall be determined under the provisions of the Plan on the date he ceased to be an Employee as defined in Section 1.05 of this Appendix.

8.04	Employment with the Company or an Affiliated Company as a Leased Employee
Any person who is considered a “leased employee” in accordance with Code Section 414(n), by virtue of his performance of services for the Company or an Affiliated Company, shall not be eligible to participate in the Plan. However, if such a person subsequently becomes an Employee as defined in Section 1.05 of this Appendix, or if an Employee as defined in Section 1.05 subsequently becomes employed as a leased employee, any service rendered with the Company or an Affiliated Company as a leased employee, subject to the provisions of Code Section 414(n)(4), shall be counted for the sole purpose of determining eligibility for membership and benefits, but not for the purpose of determining the amount of any benefit. The period of such employment shall not be more than the Continuous Service included for similar eligibility purposes for other Employees under the Plan, as defined in Section 2.02 of this Appendix, and further provided that the provisions of Section 2.02(2) with respect to Breaks in Service shall apply.

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APPENDIX B

SCHEDULE ONE

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APPENDIX B
SCHEDULE ONE
TABLE 4

FACTORS FOR DETERMINING LUMP SUM PAYMENT EQUAL TO PRESENT VALUE OF ANNUAL PENSION PAYABLE
COMMENCING AT AGE 65 FOR LUMP SUMS PAID PRIOR TO MARCH 28,2005

AGE	FACTOR	AGE	FACTOR
24	0.266	50	2.289
25	0.289	51	2.491
26	0.314	52	2.710
27	0.341	53	2.950
28	0.370	54	3.212
29	0.402	55	3.498
30	0.436	56	3.812
31	0.474	57	4.156
32	0.515	58	4.533
33	0.559	59	4.949
34	0.607	60	5.406
35	0.659	61	5.912
36	0.715	62	6.471
37	0.777	63	7.092
38	0.844	64	7.782
39	0.916	65	8.552
40	0.995	66	8.364
41	1.081	67	8.172
42	1.174	68	7.977
43	1.276	69	7.781
44	1.387	70	7.582
45	1.507	71	7.381
46	1.638	72	7.179
47	1.780	73	6.975
48	1.936	74	6.770
49	2.105	75	6.565

84GBB@ 8112%

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APPENDIX C

RETIREMENT PLAN FOR SALARIED EMPLOYEES OF
RAYONIER INC.
(The Vanillin Operation of the Northwest Chemical Products Division of Rayonier Inc.)

This Appendix C, effective as of September 1, 1995, is applicable with respect to employees or former employees of Rayonier Inc. (or its predecessor ITT Rayonier Incorporated) who are entitled to a pension benefit under The Vanillin Operation of the Northwest Chemical Products Division of Rayonier Inc. Pension Plan for Hourly Employees as of August 31, 1995, and their spouses and beneficiaries. This Appendix C constitutes an integral part of the Plan and sets forth the particulars concerning:

(i)    The definition of “Accrued Benefit,” “Annuity Starting Date,” “Equivalent Actuarial Value,” “Final Average Compensation,” “Normal Retirement Date,” “Public Disability Benefit,” “Total and Permanent Disability” and “Vanillin Plan.”
(ii)    The determination of Eligibility Service as referred to in Section 2.01 of the Plan.
(iii)    The determination of Benefit Service as referred to in Section 2.02 of the Plan.
(iv)    The eligibility requirements for membership as referred to in Article 3 of the Plan.
(v)    The determination of the amount of normal retirement allowance as referred to in Section 4.01(b) of the Plan.
(vi)    The determination of the amount of postponed retirement allowance as referred to in Section 4.02(b) and (c) of the Plan.
(vii)    The eligibility requirements for the standard early retirement allowance referred to in Section 4.03(a) of the Plan.
(viii)    The determination of the amount of the standard early retirement allowance referred to in Section 4.03(b) of the Plan.
(ix)    The eligibility requirements for a disability retirement allowance.
(x)    The determination of the amount of a disability retirement allowance.
(xi)    The eligibility requirements for a vested benefit as referred to in Section 4.05(a) of the Plan.
(xii)    The determination of the amount of vested benefit as referred to in Section 4.05(b) of the Plan.
(xiii)    The forms of benefit payment after retirement as referred to in Section 4.06 of the Plan.
(xiv)    The survivor’s benefit applicable before retirement as referred to in Section 4.07 of the Plan.
(xv)    The provisions for payment of benefits as referred to in Section 4.10(a) of the Plan.

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(xvi)    The determination of the amount of an automatic lump sum payment as referred to in Section 4.10(b) of the Plan.
(xvii)    The effect of reemployment on the election of an optional form of benefit as referred to in Section 4.11(b) of the Plan.
(xviii)    The determination of the amount of benefit payable to a reemployed Member upon his or her subsequent retirement as referred to in Section 4.11(c) of the Plan.
(xix)    The minimum adjusted benefit payable under the Plan.
Effective 11:59 p.m. on June 27, 2014, the Members and benefits represented by this Appendix shall be spun off from the Plan and transferred to the Retirement Plan for Salaried Employees of Rayonier Advanced Materials Inc. Following such spinoff and transfer, this Appendix shall cease to be part of the Plan.

Unless otherwise indicated, the section and paragraph references in this Appendix are to sections and paragraphs contained within this Appendix.

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ARTICLE 1 – DEFINITIONS

1.01
Accrued Benefit shall mean, as of any date of determination, the retirement allowance computed under Section 4.01(b) on the basis of the Member’s Benefit Service and applicable components of the Plan formula as of the determination date.

1.02
Annuity Starting Date shall mean the first day of the first period for which an amount is due on behalf of a Member or former Member as an annuity or any other form of payment under the Plan; provided, however, that in the case of a Member who retires under Section 4.04, Annuity Starting Date shall mean his or her Normal Retirement Date.

1.16
Equivalent Actuarial Value shall mean equivalent value of a benefit under the Plan determined on the basis of the applicable factors set forth in Schedule I, except as otherwise specified in the Plan. In any other event, Equivalent Actuarial Value shall be determined on the same actuarial basis utilized to compute the factors set forth in Schedule I.

1.18	Final Average Compensation shall mean the Member’s “Pensionable Compensation” under the Vanillin Plan as of August 31, 1995.

1.25	Normal Retirement Date shall mean the last day of the calendar month in which the former employee attains age 65, which is his Normal Retirement Age.

1.43
Public Disability Benefit shall mean disability payments or lump sum payments under any workers’ compensation or occupational diseases law, except fixed statutory payments for the loss of any bodily member and except lump-sum payments for disfigurement. The amount of the deduction to be made from monthly disability retirement allowances in respect to any lump-sum payments under any workers’ compensation or occupational diseases law shall be determined by dividing the lump-sum payment by the maximum number of months or fractions thereof in the period provided by statute or regulation, provided the amount of such deduction shall be limited to the amount of monthly disability retirement allowance and shall be applicable for the number of months and fractions thereof in such maximum period.

1.44
Total and Permanent Disability shall mean the total and permanent disablement of a Member if (a) through some unintentional cause, he or she has been totally disabled by bodily injury or disease or by mental derangement so as to be prevented thereby from engaging in any regular occupation or employment for remuneration or profit, and (b) such total disability is expected to be permanent and continuous during the remainder of his or her life, provided such disability is not incurred in service in the armed forces of any country, each as determined by the Company on the basis of qualified medical evidence.

1.45	Vanillin Plan shall mean The Vanillin Operation of the Northwest Chemical Products Division of Rayonier Inc. Pension Plan for Hourly Employees as in effect on the date specified in the Plan.

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ARTICLE 2 – SERVICE

2.01	Eligibility Service

(a)
Eligibility Service On and After September 1, 1995. Except as otherwise provided in this Article 2, all uninterrupted employment with the Company or with an Associated Company rendered on and after September 1, 1995 and prior to the date such Member’s employment terminates shall be recognized as Eligibility Service for all Plan purposes. Notwithstanding the foregoing, with respect to any calendar year in which the employee completes at least 1,000 Hours of Service there shall be included in his or her Eligibility Service a full year of Eligibility Service.

(b)
Hours of Service. “Hours of Service” shall include hours worked and hours for which a person is compensated by the Company or by an Associated Company for the performance of duties for the Company or an Associated Company, although he or she has not worked (such as: paid holidays, paid vacation, paid sick leave, paid time off and back pay for the period for which it was awarded), and each hour shall be computed as only one hour, even though he or she is compensated at more than the straight time rate. This definition of “Hours of Service” shall be applied in a consistent and non-discriminatory manner in compliance with 29 Code of Federal Regulations, Section 2530.200b‑2(b) and (c) as promulgated by the United States Department of Labor and as may hereafter be amended.

(c)
Certain Absences to be Recognized as Eligibility Service. Except as otherwise indicated in this Article 2, the period of any leave of absence granted in respect of service with the armed forces of the United States shall be recognized as Eligibility Service under the Plan and shall not be considered as a break in service, provided the employee shall have returned to the service of the Company or an Associated Company in accordance with reemployment rights under applicable law and shall have complied with all of the requirements of such law as to reemployment. If an employee fails to return to active employment upon expiration of the approved absence set forth in the prior sentence, such period of approved absence shall not be considered as Eligibility Service under the Plan.

(d)
Breaks in Service. If an employee does not complete more than 500 Hours of Service in any calendar year, other than the calendar year in which the employee was hired, he or she shall incur a one-year break in service; provided that no break in service shall occur unless the employee’s employment with the Company or an Associated Company is terminated. For purposes of this Section 2.01, the length of an employee’s break in service shall be determined on the following basis:

(i)    If the employee completes at least 500 Hours of Service in the calendar year in which his or her employment terminates, the date his or her break in service begins shall be the January 1 of the next following calendar year; otherwise, the date his or her break in service begins shall be the date on which his or her employment terminates.
(ii)    If the employee completes at least 500 Hours of Service in the calendar year in which he or she is reemployed, the date his or her break in service ceases is the January 1 of the calendar year in which he or she is reemployed; otherwise, the date his or her break in service ceases is the date on which he or she is reemployed.

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Solely for purposes of determining whether such an employee has incurred a break in service, hours shall include each Hour of Service for which such employee would otherwise have been credited under paragraph (a) above were it not for the employee’s absence due to Parental Leave. Hours of Service credited under the preceding sentence shall not exceed the number of hours needed to avoid a break in service in the computation period in which the Parental Leave began, and in any event shall not exceed 501 hours; if no hours are needed to avoid a break in service in such computation period, then the provisions of the preceding sentence shall apply as though the Parental Leave began in the immediately following computation period.

(e)
Bridging Breaks in Service. If an employee has a break in service, except as otherwise provided in Section 4.11, employment both before and after the employee’s absence shall be immediately recognized as Eligibility Service, subject to the provisions of this Section 2.01, upon his or her return to the employ of the Company or an Associated Company.

(f)
Eligibility Service Prior to September 1, 1995. Notwithstanding any foregoing provisions to the contrary, a Member’s Eligibility Service shall include the “Continuous Service” credited to such Member under the Vanillin Plan as of August 31, 1995.

2.02	Benefit Service
For purposes of determining the amount of a Member’s retirement allowance or vested benefit under this Appendix, there shall be recognized as Benefit Service the “Credited Service” credited to such Member under the Vanillin Plan as of August 31, 1995.

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ARTICLE 3 – MEMBERSHIP

Any former employee of Rayonier Inc. (or its predecessor ITT Rayonier Incorporated) who is entitled to a pension benefit under the Vanillin Plan as of August 31, 1995 shall become a Member of the Plan on September 1, 1995, but he or she shall not accrue any Benefit Service for purposes of this Appendix after such date, and unless he or she is reemployed by the Company or an Associated Company, he or she shall not accrue any Eligibility Service under the Plan after such date. Such Member, or his or her spouse or beneficiary, shall be eligible for and shall receive from this Plan benefits in the same amount and payable in accordance with the same terms as the pension benefit to which he or she was entitled under the Vanillin Plan as of August 31, 1995.

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ARTICLE 4 – BENEFITS

4.01	Normal Retirement Allowance

(b)
Benefit. Prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), the annual normal retirement allowance payable on a lifetime basis upon retirement at a Member’s Normal Retirement Date shall be equal to 70% of the Member’s Average Final Compensation, minus 50% of his or her Social Security Benefit; provided, however, that if the Member has completed less than 40 years of Benefit Service, the resulting monthly retirement allowance shall be reduced in proportion that the number of years of his or her Benefit Service bears to 40. The annual normal retirement allowance shall not be less than the greatest annual early retirement allowance which would have been payable to a Member had he or she retired under Section 4.03 at any time before his or her Normal Retirement Date, but based on the Federal Social Security Act in effect at the time of the Member’s actual retirement, or Normal Retirement Date, if earlier.

4.02	Postponed Retirement Allowance

(b)
Benefit. Except as hereinafter provided and prior to adjustment in accordance with Section 4.06(a) and 4.07(b), the annual postponed retirement allowance payable on a lifetime basis upon retirement at a Member’s Postponed Retirement Date shall be equal to the greater of:

(i)    an amount determined in accordance with Section 4.01(b) but based on the Member’s Benefit Service, Social Security Benefit and Average Final Compensation as of his or her Postponed Retirement Date; or
(ii)    the annual normal retirement allowance to which the Member would have been entitled under Section 4.01(b) had he or she retired on his or her Normal Retirement Date, increased by an amount which is the Equivalent Actuarial Value of the monthly payments which would have been payable with respect to each month in which he or she completed less than 40 Hours of Service. Any monthly payment determined under this paragraph (b)(ii) with respect to any such month in which the Member completed less than 40 Hours of Service shall be computed as if the Member had retired on his or her Normal Retirement Date.

(c)
Benefit for Member in Active Service After He or She Attains Age 70½. In the event a Member’s retirement allowance is required to begin under Section 4.10 while the Member is in active service, the January 1 immediately following the calendar year in which the Member attained age 70½ shall be the Member’s Annuity Starting Date for purposes of this Article 4 and the Member shall receive a postponed retirement allowance commencing on that January 1 in an amount determined as if he or she had retired on such date. As of each succeeding January 1 prior to the Member’s actual Postponed Retirement Date and as of his or her actual Postponed Retirement Date, the Member’s retirement allowance shall be reduced by the Equivalent Actuarial Value of the total payments of his or her postponed retirement allowance made with respect to each month of continued employment in which he or she completed at least 40 Hours of Service which were paid prior to each such recomputation, provided that no such reduction shall reduce the Member’s postponed

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retirement allowance below the amount of postponed retirement allowance payable to the Member immediately prior to the recomputation of such retirement allowance.

4.03	Standard Early Retirement Allowance

(a)
Eligibility. A Member who has not reached his or her Normal Retirement Date but has, prior to his or her termination of employment reached the 55th anniversary of his or her birth and completed ten years of Eligibility Service, is eligible to retire on a standard early retirement allowance on the last day of the calendar month in which the Member terminates employment, which date shall be the Member’s Early Retirement Date.

(b)
Benefit. Except as hereinafter provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(b) the standard early retirement allowance shall be an allowance deferred to commence on the first day of the calendar month next following the Member’s Normal Retirement Date and shall be equal to the Member’s Accrued Benefit earned up to his or her Early Retirement Date, computed on the basis of his or her Benefit Service, Final Average Compensation and Social Security Benefit as of his or her Early Retirement Date, with the Social Security Benefit determined on the assumption that the Member had no earnings after his or her Early Retirement Date. The Member may, however, elect to receive an early retirement allowance commencing on the first day of the calendar month next following his or her Early Retirement Date or on the first day of any calendar month before his or her Normal Retirement Date specified in his or her later request therefor in a reduced amount which, prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), shall be equal to his or her Accrued Benefit, reduced by 1/3 of 1% per month for each month by which the commencement date of his or her retirement allowance precedes his or her Normal Retirement Date.

4.04	Disability Retirement Allowance

(a)
Eligibility. A Member who has reached the 50th anniversary of his or her birth and completed 15 years of Eligibility Service, who incurs a Total and Permanent Disability, is eligible to retire on a disability retirement allowance on the last day of the calendar month as of which the Member is determined to be so disabled by the Company based on a qualified medical evidence.

(b)
Benefit. The disability retirement allowance shall commence on the first day of the calendar month next following the date the Member meets the eligibility requirements in paragraph (a) above, and prior to the Member’s Normal Retirement Date, shall be equal to his or her Accrued Benefit earned up to his or her date of disability, computed on the basis of his or her Benefit Service, Final Average Compensation and Social Security Benefit as of his or her date of disability, with the Social Security Benefit determined on the basis of the Federal Social Security Act as in effect on the Member’s date of disability. Notwithstanding the preceding sentence, if a Member is awarded a Public Disability Benefit, the disability retirement allowance payable prior to his or her Normal Retirement Date shall be reduced by the amount of the Company-provided Public Disability Benefit. On and after the first day of the calendar month next following the Member’s Normal Retirement Date, the disability retirement allowance shall be adjusted, if applicable, in accordance with Sections 4.06(a) and 4.06(b).

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4.05	Vested Benefit

(a)
Eligibility. A Member shall be vested in, and have a nonforfeitable right to, his or her Accrued Benefit upon completion of five years of Eligibility Service, or if the Member terminated employment on or after January 1, 1993, on his or her date of termination, if earlier.

If such Member’s services are subsequently terminated for reasons other than death or early retirement prior to his or her Normal Retirement Date, he or she shall be entitled to a vested benefit under the provisions of this Section 4.05.

(b)
Benefit. Prior to adjustment in accordance with Sections 4.06(a) and 4.07(a), the vested benefit payable to a Member shall be a benefit deferred to commence on the first day of the calendar month next following the former Member’s Normal Retirement Date and shall be equal to 1.75% of his or her Final Average Compensation multiplied by his or her years of Benefit Service, not in excess of 40 years, minus the lesser of:

(i)    1.25% of the Member’s Social Security Benefit multiplied by his or her years of Benefit Service, not in excess of 40 years; or
(ii)    50% of the Member’s Social Security Benefit multiplied by a fraction, the numerator of which is the number of years of Benefit Service to date of termination and the denominator of which is the number of years of Benefit Service the Member would have had, had he or she continued in service to his or her Normal Retirement Date.
The Social Security Benefit shall be determined on the assumption that the Member continued in service to his or her Normal Retirement Date at the Member’s rate of compensation in effect as of his or her date of termination.
On or after the date on which the former Member shall have reached the 55th anniversary of his or her birth, he or she may elect to receive a benefit commencing on the first day of any calendar month next following the 55th anniversary of his or her birth and prior to his or her Normal Retirement Date as specified in his or her request therefor, after receipt by the Plan Administration Committee of written application therefor made by the former Member and filed with the Plan Administration Committee. Upon such earlier payment, the vested benefit otherwise payable shall be reduced by 1/180th for each month up to 60 months by which the commencement date of such payments precedes his or her Normal Retirement Date and further reduced by 1/360th for each such month in excess of 60 months.

4.06	Forms of Benefit Payment After Retirement

(a)	Automatic Forms of Payment
(i)    Automatic Joint and Survivor Annuity. If a Member or former Member who is married on his or her Annuity Starting Date has not made an election of an optional form of payment as provided in Section 4.06(b), the retirement allowance or vested benefit payable to such Member or former Member commencing on his or her Annuity Starting Date shall automatically be adjusted to provide (A) a reduced benefit payable to the Member or former Member during his or her life equal to his or her benefit otherwise payable without optional modification computed in accordance with Section 4.01, 4.02, 4.03, 4.04 or 4.05, as the case may be, multiplied by the

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appropriate factor contained in Table 1 of Schedule I and (B) a benefit payable after his or her death to his or her surviving spouse equal to 50% of the reduced benefit payable to the former Member.
(ii)    Automatic Life Annuity. If a Member or former Member is not married on his or her Annuity Starting Date, the retirement allowance or vested benefit computed in accordance with Section 4.01, 4.02, 4.03, 4.04 or 4.05, as the case may be, shall be paid to the Member or former Member in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death, unless the Member or former Member is eligible for and makes an election of an optional form of payment under Section 4.06(b).

(b)	Optional Forms of Payment
(i)    Life Annuity Option. Any Member or former Member who retires or terminates employment with the right to a retirement allowance or vested benefit, may elect, in accordance with the provisions of Section 4.06(d), to provide that the retirement allowance payable to him or her under Section 4.01, 4.02, 4.03, or 4.04 or the vested benefit payable to him or her under Section 4.05 shall be in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death.
(ii)    Contingent Annuity Option. Any Member or former Member who retires or terminates employment with the right to a retirement allowance in accordance with the provisions of Section 4.01, 4.02, or 4.03 may elect, in accordance with the provisions of Section 4.06(d), to convert the benefit otherwise payable to him or her without optional modification under Section 4.01, 4.02, or 4.03, as the case may be, into Option 1 or Option 2 below in order to provide that after his or her death, a lifetime benefit shall be payable to the person who, when the option became effective, was designated by him or her to be his or her contingent annuitant. The optional benefit elected shall be the Equivalent Actuarial Value of the retirement allowance otherwise payable without optional modification under Section 4.01, 4.02, or 4.03.
Any Member or former Member who retires or terminates employment with the right to a retirement allowance or vested benefit and whose Annuity Starting Date is on or after January 1, 2008, may elect, in accordance with the provisions of Section 4.06(d), to convert the retirement allowance or vested benefit otherwise payable to him or her without optional modification into Option 3 below in order to provide that after his or her death, a lifetime benefit shall be payable to the person who, when the option became effective was designated by him or her to be his or her contingent annuitant. The optional benefit elected shall be the Equivalent Actuarial Value of the retirement allowance or vested benefit otherwise payable without optional modification.
Option 1. A reduced retirement allowance payable during the Member’s or former Member’s life with the provision that after his or death a benefit equal to 100% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.
Option 2. A reduced retirement allowance payable during the Member’s or former Member’s life with the provision that after his or her death a benefit

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equal to 50% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.
Option 3. A reduced retirement allowance payable during the Member’s or former Member’s life with the provision that after his or her death a benefit equal to 75% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

(c)
Required Notice. No less than 30 days and no more than 180 days before his or her Annuity Starting Date, the Plan Administration Committee shall furnish to each Member or former Member a written explanation in non-technical language of the terms and conditions of the Automatic Joint and Survivor Annuity and the Automatic Life Annuity as described in Section 4.06(a) and the optional forms of benefits described in Section 4.06(b). Such explanation shall include (i) a general description of the eligibility conditions for, the material features of and the relative values of the optional forms of payment under the Plan, (ii) any rights the Member or former Member may have to defer commencement of his or her retirement allowance or vested benefit, (iii) the requirement for Spousal Consent as provided in Section 4.06(d) and (iv) the right of the Member or former Member, prior to his or her Annuity Starting Date to make and to revoke elections under Section 4.06.

(d)	Election of Options. Subject to the provisions of this Section 4.06(d) and in lieu of the automatic forms of payment described in Section 4.06(a):
(i)    a Member may elect to receive his or her retirement allowance or vested benefit in the optional form of payment described in Section 4.06(b)(i);
(ii)    a Member who retires under the provisions of Section 4.01, 4.02, 4.03 or 4.04 may elect to receive his or her retirement allowance in one of the optional forms of payment described in Section 4.06(b)(ii) or in the form of Option 1 or Option 2 under 4.06(b)(iii); and
(iii)    a Member who retires or terminates employment with the right to a retirement allowance or vested benefit and whose Annuity Starting Date is on or after January 1, 2008, may elect to receive his or her retirement allowance or vested benefit in the form of Option 3 under Section 4.06(b)(iii).
Notwithstanding the preceding sentence, a Member who retired on a disability retirement allowance may only elect an optional form of payment to take effect on the first day of the calendar month next following his or her Normal Retirement Date. A married Member’s or a married former Member’s election of a Life Annuity form of payment under Section 4.06(b)(i) or any optional form of payment under Section 4.06(b)(ii), which does not provide for monthly payments to his or her spouse for life after the Member’s or former Member’s death, in an amount equal to at least 50% but not more than 100% of the monthly amount payable under that form of payment to the Member or former Member and which is not of Equivalent Actuarial Value to the Automatic Joint and Survivor Annuity described in Section 4.06(a)(i), shall be effective only with Spousal Consent; provided that such Spousal Consent to the election has been received by the Plan Administration Committee.
Any election made under Section 4.06(a) or Section 4.06(b) shall be made on a form approved by the Plan Administration Committee and may be made during the 180-day period ending on the Member’s Annuity Starting Date, but not prior to the date the Member

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or former Member receives the written explanation described in Section 4.06(c). Any such election shall become effective on the Member’s or former Member’s Annuity Starting Date, provided the appropriate form is filed with and received by the Plan Administration Committee and may not be modified or revoked after his or her Annuity Starting Date. Any election made under Section 4.06(a) or Section 4.06(b) after having been filed, may be revoked or changed by the Member or former Member only by written notice received by the Plan Administration Committee before his or her election becomes effective on his or her Annuity Starting Date. Any subsequent elections and revocations may be made at any time and from time to time during the 180-day period ending on the Member’s or former Member’s Annuity Starting Date. A revocation shall be effective when the completed notice is received by the Plan Administration Committee. A re-election shall be effective on the Member’s or former Member’s Annuity Starting Date. If, however, the Member or the spouse or the contingent annuitant designated in the election dies before the election has become effective, the election shall thereby be revoked.
Notwithstanding the provisions of paragraph (c) above, a Member may, after having received the notice, affirmatively elect to have his or her retirement allowance or vested benefit commence sooner than 30 days following his or her receipt of the notice, provided all of the following requirements are met:
(i)    the Plan Administration Committee clearly informs the Member that he or she has a period of at least 30 days after receiving the notice to decide when to have his or her retirement allowance or vested benefit begin, and if applicable, to choose a particular optional form of payment;
(ii)    the Member affirmatively elects a date for his or her retirement allowance or vested benefit to begin, and if applicable, an optional form of payment, after receiving the notice;
(iii)    the Member is permitted to revoke his or her election until the later of his or her Annuity Starting Date or seven days following the day he or she received the notice;
(iv)    payment does not commence less than seven days following the day after the notice is received by the Member; and
(v)    in the event a Member who is scheduled to commence receipt of a retirement allowance prior to his or her Normal Retirement Date or who retires on a Normal or Postponed Retirement Date elects an Annuity Starting Date that precedes the date he or she received the notice (the “retroactive Annuity Starting Date”), the following requirements are met:

(A)	the Member’s benefit must satisfy the provisions of Code Sections 415 and 417(e)(3), both at the retroactive Annuity Starting Date and at the actual commencement date;

(B)
a payment equal in amount to the payments that would have been received by the Member had his or her benefit actually commenced on his retroactive Annuity Starting Date, plus interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in

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which interest is paid, compounded annually, shall be paid to the Member on his or her actual commencement date; and

(C)
the Member elects within the 120 day period following the Member’s termination of employment with the Company and all Associated Companies to receive benefits as of a retroactive Annuity Starting Date.

(D)	Spousal Consent to the retroactive Annuity Starting Date is required for such election to be effective unless:

(I)
the amount of the survivor annuity payable to the spouse determined as of the retroactive Annuity Starting Date under the form elected by the Member is no less than the amount the spouse would have received under the Qualified Joint and Survivor Annuity if the date payments commence were substituted for the retroactive Annuity Starting Date; or

(II)	the Member is not married on the actual commencement date and the Member’s spouse on the retroactive Annuity Starting Date is not treated as his spouse under a qualified domestic relations order.

(e)	Delayed Commencement of Normal Retirement Allowance
(i)    In the event a Member who has retired or otherwise terminated employment with the Company and all Associated Companies prior to his Normal Retirement Date has not filed an election designating an Annuity Starting Date prior to the 91st day preceding his Normal Retirement Date, the Plan Administration Committee shall mail the notice described in Section 4.06(c) to the Member’s last known address as indicated on Plan records at least 30 days prior to the Member’s Normal Retirement Date. The Member’s Normal Retirement Date shall be deemed to be the Member’s Annuity Starting Date. In the absence of a benefit election filed by the Member prior to his Normal Retirement Date in accordance with the provisions of Section 4.06(d), distribution of the Member’s retirement allowance shall be deemed to commence to the Member on his Normal Retirement Date in the normal form applicable to the Member as determined on the basis of Plan records. Such payments shall be held in the Plan’s trust and deemed forfeited until claim has been made by the Member.
(ii)    In the event the Member subsequently files a claim for payment, payment shall commence to the Member as soon as practicable in the amount that would have been payable to the Member if payments had commenced on the Member’s Normal Retirement Date. In addition, one lump sum payment shall be paid to the Member equal to the sum of the monthly payments that the Member would have received during the period beginning on his Normal Retirement Date and ending with the month preceding his actual commencement date, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually. The amount of the monthly payments shall be determined as of the Member’s Normal Retirement Date on the basis of the actual form of payment in which the Member’s retirement allowance is payable under Section 4.06(a) or Section 4.06(b). The lump sum shall be paid on or as soon as practicable following the date the Member’s retirement allowance commences.

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In the event a Member’s marital status used to compute the Member’s retirement allowance under Section 4.06(a) was not accurate, the amount of the Member’s retirement allowance payable under this Section 4.06(e) shall be adjusted to reflect the Member’s correct marital status.
(iii)    In the event a Member entitled to a retirement allowance under the provisions of Section 4.06(e)(i) above dies prior to the commencement of his retirement allowance, upon claim by the Member’s personal representative, or if none, his estate, one lump sum payment shall be paid to the claimant equal to the lump sum amount calculated under Section 4.06(e)(ii) above that would have been paid to the Member for the period commencing on the Member’s Normal Retirement Date and ending with the month prior to his death, plus interest on that amount at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan year in which interest is paid, compounded annually, from the Member’s Normal Retirement Date to the date of payment of the lump sum amount to the Member’s personal representative, or if none, to his estate.
(iv)    In the event a Member who is entitled to a retirement allowance under the provisions of Section 4.06(e)(i) above dies prior to commencement of his retirement allowance and is survived by a spouse to whom he was married on his Normal Retirement Date, the Member’s surviving spouse shall be entitled to the survivor portion of the Member’s retirement allowance under the provisions of Section 4.06(a)(i), assuming the Member commenced payment under Section 4.06(a)(i) effective on his Normal Retirement Date. Such survivor retirement allowance shall commence as soon as practicable following the surviving spouse’s claim for the retirement allowance. In addition, one lump sum payment shall be paid to the surviving spouse equal to the sum of the monthly payments the surviving spouse would have received for the month of the Member’s date of death through the month preceding the month in which the survivor retirement allowance commences, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period for each Plan Year in which interest is paid, compounded annually.
(v)    In the event a Member’s retirement allowance otherwise scheduled to commence on his Normal Retirement Date is delayed because the Plan Administration Committee is unable to locate the Member and the Plan Administration Committee does not mail the notice described in Section 4.06(c) at least 30 days prior to the Member’s Normal Retirement Date, the Plan Administration Committee shall commence payment within 60 days after the date the Member is located. Unless the Member elects an optional form of payment in accordance with the provisions of Section 4.06(b), payment shall commence in the normal form applicable to the Member on his or her Annuity Starting Date. The retirement allowance payable to the Member shall be of Equivalent Actuarial Value to the retirement allowance otherwise payable to the Member on his Normal Retirement Date.
In the event a Member whose retirement allowance is delayed beyond his or her Normal Retirement Date as described above dies prior to his or her Annuity Starting Date, and is survived by a spouse, the spouse shall be entitled to receive a survivor annuity under the provisions of Section 4.07(a)(ii) computed on the basis of the

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Equivalent Actuarial Value of the retirement allowance payable to the Member on his Normal Retirement Date.
(vi)    Notwithstanding the provisions of Section 4.06(e)(v) above, a Member described in the preceding subparagraph whose retirement allowance will be paid in the form of an annuity may elect, in lieu of the retirement allowance otherwise payable under Section 4.06(e)(v) above, to receive:

(A)
a lump sum payment equal to the sum of the monthly payments the Member would have received from his Normal Retirement Date to his Annuity Starting Date, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually. The amount of the monthly payments shall be determined on the basis of the form of payment in which the Member’s retirement allowance is payable under Section 4.06(a), as applicable; and

(B)	a retirement allowance in the amount that would have been payable to the Member if payments had commenced on the Member’s Normal Retirement Date in the form elected by the Member.
An election under this Section 4.06(e)(vi) shall be subject to the notice and spousal consent requirements set forth in Section 4.06(d) applicable to the election of an optional form of payment.

(f)
If a Member dies after his or her Annuity Starting Date, any payment continuing on to his or her spouse or contingent annuitant shall be distributed at least as rapidly as under the method of distribution being used as of the Member’s date of death.

4.07	Survivor’s Benefit Applicable Before the Annuity Starting Date

(a)	Automatic Pre‑Retirement Spouse’s Benefit
(i)    Automatic Pre‑Retirement Spouse’s Benefit Applicable Before Termination of Employment. The surviving spouse of a Member who has completed five years of Eligibility Service or who is receiving a disability retirement allowance under Section 4.04 shall automatically receive a benefit payable under the automatic Pre‑Retirement Spouse’s Benefit of this Section 4.07(a)(i) in the event said Member should die after the effective date of coverage hereunder and before termination of employment (or Normal Retirement Date, in the case of a Member receiving a disability retirement allowance). The benefit payable to the Member’s spouse shall be equal to the benefit the Member’s spouse would have received if the retirement allowance or vested benefit the Member was entitled to at his or her date of death had commenced as of the month next following the month in which his or her Normal Retirement Date would have occurred (or the month next following the month in which the Member’s date of death occurred, if later) in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a)(i). Such benefit shall be payable for the life of the spouse commencing on the first day of the calendar month next following what would have been the Member’s Normal Retirement Date (or next following the month in which the Member’s date of death occurred, if later).

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However, the Member’s spouse may elect, by written application filed with the Plan Administration Committee, to have payments begin as of the first day of any calendar month after the date the former Member would have reached the 55th anniversary of his or her birth; provided, however, if the Member dies while receiving a disability retirement allowance under Section 4.04, payments begin under this automatic Pre‑Retirement Spouse’s Benefit as of the first day of the month following the Member’s death.
If payment of the automatic Pre‑Retirement Spouse’s Benefit commences prior to what would have been the Member’s Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on (i) the standard early retirement allowance or vested benefit to which the Member would have been entitled, had the Member elected to have payments commence to himself or herself on such earlier date in accordance with the provisions of Section 4.03(b) or Section 4.05(b), or in the case of a Member who dies while receiving a disability retirement allowance under Section 4.04, the disability retirement allowance the Member was receiving on his date of death.
Coverage hereunder shall be applicable to a married Member in active service who has satisfied the eligibility requirements for a retirement allowance under Section 4.01(a), 4.02(a), 4.03(a) or 4.04(a) or a vested benefit under Section 4.05(a) and shall become effective on the date the Member marries and shall cease on the earlier of (i) the date such active Member’s marriage is legally dissolved by a divorce decree or (ii) the date such active Member’s spouse dies.
(ii)    Automatic Pre‑Retirement Spouse’s Benefit Applicable Upon Termination of Employment. In the case of a Member or former Member who is married and entitled to a standard early retirement allowance under Section 4.03 or a vested benefit under Section 4.05, the provisions of this Section 4.07(a)(ii) shall apply to the period between the date his or her services are terminated or the date, if later, the Member or former Member is married and his or her Annuity Starting Date, or other cessation of coverage as later specified in this Section 4.07(a)(ii).
In the event of a married Member’s or former Member’s death during any period in which these provisions have not been waived or revoked by the Member or former Member and his or her spouse, the benefit payable to the Member’s or former Member’s spouse shall be equal to 50% of the standard early retirement allowance or vested benefit the Member or former Member would have received as of the month next following the month in which his or her Normal Retirement Date would have occurred if he or she had elected to receive such benefit in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a).
The spouse’s benefit shall be payable for the life of the spouse commencing on the first day of the calendar month next following what would have been the Member’s or former Member’s Normal Retirement Date. However, the Member’s or former Member’s spouse may elect, by written application filed with the Plan Administration Committee, to have payments begin as of the first day of any calendar month after the date the Member or former Member would have reached the 55th anniversary of his or her birth (or his or her date of death, if later). If the Member’s or former Member’s spouse elects to commence payment of this automatic Pre‑Retirement Spouse’s Benefit prior to what would have been the Member’s or former Member’s Normal

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Retirement Date, the amount of such benefit payable to the spouse shall be based on the standard early retirement allowance or vested benefit to which the Member or former Member would have been entitled, had the Member or former Member elected to have payments commence to himself or herself on such earlier date in accordance with the provisions of Section 4.03(b) or Section 4.05(b).
However, if a Member or former Member had elected Option 1 or Option 3 under Section 4.06(b)(ii) within the 180-day period preceding his or her Annuity Starting Date, with his or her spouse as contingent annuitant, the amount of benefit payable to the spouse shall be based on the provisions of such elected Option, in lieu of the provisions of this Section 4.07(a)(ii).
The vested benefit payable to a former Member whose spouse is covered under this Section 4.07(a)(ii), or if applicable, the benefit payable to his or her spouse upon his or her death shall be reduced by the applicable percentages shown below. Such reduction shall apply to each month during which coverage is in effect for at least one day; provided, however, no reduction shall be made with respect to any period before the later of (1) the date the Plan Administration Committee furnishes the former Member the notice of his or her right to waive the automatic Pre‑Retirement Spouse’s Benefit or (2) the commencement of the election period specified in Section 4.07(b) below.
ANNUAL REDUCTION FOR SPOUSE’S COVERAGE
AFTER TERMINATION OF EMPLOYMENT
OTHER THAN RETIREMENT

Age    Reduction

Less than 40    1/10 of 1% per year
40 but prior to 50    2/10 of 1% per year
50 but prior to 55    3/10 of 1% per year
55 but prior to 60    5/10 of 1% per year
60 but less than 65    1% per year

(b)
The Plan Administration Committee shall furnish to each former Member a written explanation which describes (i) the terms and conditions of the automatic Pre‑Retirement Spouse’s Benefit, (ii) the former Member’s right to make, and the effect of, an election to waive the automatic Pre‑Retirement Spouse’s Benefit, (iii) the rights of the or former Member’s spouse, and (iv) the right to make, and the effect of, a revocation of such a waiver. Such written explanation shall be furnished to each former Member before the first anniversary of the date he or she terminated service, and shall be furnished to such Member even though he or she is not married.

(c)
The period during which the former Member may make an election to waive the automatic Pre‑Retirement Spouse’s Benefit provided under Section 4.07(a)(ii) shall begin no later than the date his or her employment terminates and end on his or her Annuity Starting Date, or if earlier, his or her date of death. Any waiver, revocation or re-election of the automatic Pre‑Retirement Spouse’s Benefit shall be made on a form provided by the Plan Administration Committee and any waiver or revocation shall require Spousal Consent. If, upon termination of employment, the former Member waives coverage hereunder in accordance with administrative procedures established by the Plan Administration

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Committee for all Members similarly situated, such waiver shall be effective as of the former Member’s Severance Date. Any later re-election or revocation shall be effective when the completed form is received by the Plan Administration Committee. If a former Member dies during the period when a waiver is in effect, there shall be no benefits payable to his or her spouse under the provisions of this Section 4.07.
Except as described above in the event of a waiver or revocation, coverage under Section 4.07(a)(ii) shall cease to be effective upon a Member’s or former Member’s Annuity Starting Date, or upon the date a Member’s or former Member’s marriage is legally dissolved by a divorce decree, or upon the death of the spouse, whichever event shall first occur.

(d)	Any election made under Section 4.07 (including any waiver or revocation thereof) shall be made on a form approved by and filed with the Plan Administration Committee.

4.10	Payment of Benefits

(a)
Unless otherwise provided under an optional benefit elected pursuant to Section 4.06, the survivor’s benefits available under Section 4.07 or the provisions of Section 4.10(e)(ii), all retirement allowances, vested benefits or other benefits payable will be paid in monthly installments for each month beginning with (i) the month next following the month in which the Member has reached his or her Normal Retirement Date and has retired from active service, (ii) the month next following the month in which a Member has reached his or her Postponed Retirement Date and retired from active service, (iii) the month next following the month in which a Member or former Member files a proper application requesting commencement of his or her vested benefit, standard early retirement allowance or disability retirement allowance, or (iv) the month in which benefits under an optional benefit under Section 4.06 or the survivor’s benefits under Section 4.07 become payable, whichever is applicable. Such monthly installments shall cease with the payment for the month in which the recipient dies. In no event shall a retirement allowance or vested benefit be payable to a Member who continues in or resumes active service with the Company or an Associated Company for any period between his or her Normal Retirement Date and Postponed Retirement Date, except as provided in Sections 4.02(c) and 4.10(e).

(b)
Effective January 1, 1998, through March 27, 2005, in any case, a lump sum payment equal to the retirement allowance or vested benefit payable under Section 4.01, 4.02, 4.03, 4.04, or 4.05 or the Pre-Retirement Spouse’s Benefit payable under Section 4.07(a) multiplied by the appropriate factor contained in Table 3 of Schedule I shall be made in lieu of any retirement allowance or vested benefit payable to a Member or former Member or any Pre-Retirement Spouse’s Benefit payable to a spouse of a Member or a former Member, if the lump sum present value of such benefit amounts to $5,000 or less. In no event shall that adjustment factor produce a lump sum that is less than the amount determined by using the IRS Mortality Table and IRS Interest Rate. The lump sum payment shall be made as soon as administratively practicable following the date the Member has terminated employment or died, but in any event prior to the date his or her benefit payment would have otherwise commenced.

Effective March 28, 2005, a lump sum payment shall be made in lieu of all benefits in the event:

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(i)    the Member’s Annuity Starting Date occurs on or after his Normal Retirement Date and the present value of his benefit determined as of his Annuity Starting Date amounts to $5,000 or less, or
(ii)    the Member’s Annuity Starting Date occurs prior to his Normal Retirement Date and the present value of his benefit determined as of his Annuity Starting Date amounts to $1,000 or less.
In determining the amount of a lump sum payment payable under this paragraph, the lump sum present value shall mean a benefit, in the case of a lump sum benefit payable prior to a Member’s Normal Retirement Date, of equivalent value to the benefit which would otherwise have been provided commencing at the Member’s Normal Retirement Date. The determination as to whether a lump sum payment is due shall be made as soon as practicable following the Member’s termination of service. Any lump sum benefit payable shall be made as soon as practicable following the determination that the amount qualifies for distribution under the provisions of Section 4.10 of this Appendix. In no event shall a lump sum payment be made following the date retirement benefit payments have commenced as an annuity.
Effective March 28, 2005, in the event the lump sum present value of a Member’s retirement allowance or vested benefit exceeds $1,000 but does not exceed $5,000, the Member may elect to receive a lump sum payment of such allowance or benefit. The election shall be made in accordance with such administrative rules as the Plan Administration Committee shall prescribe. The Member may elect to receive the lump sum payment as soon as practicable following his termination of employment or as of the first day of any later month that precedes his Normal Retirement Date. Spousal Consent to the Member’s election of the lump sum is not required. A Member who is entitled to elect a distribution under this paragraph shall not be entitled to receive payment in any other form of payment offered under the Plan.
Notwithstanding the provisions of Section 4.07 of this Appendix, a lump sum payment shall be paid to the spouse in lieu of the monthly Pre-Retirement Spouse’s Benefit payable under Section 4.07(a) if the lump sum present value of the benefit amounts to $5,000 or less. The lump sum payment shall be made as soon as practicable following the determination that the amount qualifies for distribution under this Section. In no event shall a lump sum payment be made following the date payments have commenced to the surviving spouse as an annuity.
For purposes of this Section, the lump sum present value shall be determined by using the IRS Mortality Table and IRS Interest Rate.
In the event a Member is not entitled to any retirement allowance or vested benefit upon his termination of employment, he shall be deemed cashed-out under the provisions of this Section 4.10(b) as of the date he terminated service. However, if a Member described in the preceding sentence is subsequently restored to service, the provisions of Sections 3.06 of the Plan and Section 4.11 of this Appendix shall apply to him without regard to such sentence.

4.11	Reemployment of Former Member or Retired Member

(b)	Optional Forms of Pension Benefits. If the Member is reemployed, any previous election of an optional benefit under Section 4.06 or a survivor’s benefit under Section 4.07 shall be revoked.

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(c)	Benefit Payments at Subsequent Termination or Retirement
(i)    In accordance with the procedure established by the Plan Administration Committee on a basis uniformly applicable to all Members similarly situated, upon the subsequent retirement of a Member in service after his or her Normal Retirement Date, payment of such Member’s retirement allowance shall resume no later than the third month after the final month during the reemployment period in which he or she is credited with at least 40 Hours of Service.
(ii)    Upon the subsequent retirement or termination of employment of a retired or former Member, the Plan Administration Committee shall, in accordance with rules uniformly applicable to all Members similarly situated, determine the amount of vested benefit or retirement allowance which shall be payable to such Member at such subsequent retirement or termination. Such vested benefit or retirement allowance shall be reduced by an amount of Equivalent Actuarial Value to the benefits, if any, other than disability retirement allowance payments, he or she received before the earlier of the date of his or her restoration to service or his or her Normal Retirement Date, provided that no such reduction shall reduce such retirement allowance or vested benefit below the original amount of retirement allowance or vested benefit earned but not received or retirement allowance or vested benefit previously received by such Member in accordance with the terms of the Plan in effect during such previous employment, adjusted to reflect the election of any survivor’s benefits pursuant to Section 4.07(a)(ii).

4.16	Minimum Adjusted Benefit

(a)
The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment on or after October 1, 1985, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Vanillin Plan as in effect on September 30, 1985 based on Benefit Service rendered up to and including September 30, 1985.

(b)
The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment on or after January 1, 1989, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Vanillin Plan as in effect on December 31, 1988 based on Benefit Service rendered up to and including December 31, 1988.

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APPENDIX C
SCHEDULE I

Actuarial Equivalent Value factors to be used with respect to Members who retire or terminate at the Vanillin Operation of the Northwest Chemical Products Division of Rayonier Inc. location, subject to the provisions of Section 4.06 of this Appendix C.

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APPENDIX D
RETIREMENT PLAN FOR SALARIED EMPLOYEES OF
RAYONIER INC.
(Southern Wood Piedmont Company)
This Appendix D, effective as of September 1, 1995, is applicable with respect to employees or former employees of Southern Wood Piedmont Company who are entitled to a pension benefit under the Southern Wood Piedmont Company Pension Plan for Non‑Union Hourly Employees as of August 31, 1995 and their spouses and beneficiaries. This Appendix D constitutes an integral part of the Plan and sets forth the particulars concerning:

(i)    The definition of “Accrued Benefit,” “Annuity Starting Date,” “Equivalent Actuarial Value,” “Normal Retirement Date,” “Public Disability Benefit,” “Southern Wood Plan,” and “Total and Permanent Disability.”
(ii)    The determination of Eligibility Service as referred to in Section 2.01 of the Plan.
(iii)    The determination of Benefit Service as referred to in Section 2.02 of the Plan.
(iv)    The eligibility requirements for membership as referred to in Article 3 of the Plan.
(v)    The determination of the amount of normal retirement allowance as referred to in Section 4.01(b) of the Plan.
(vi)    The determination of the amount of postponed retirement allowance as referred to in Section 4.02(b) and (c) of the Plan.
(vii)    The eligibility requirements for the standard early retirement allowance referred to in Section 4.03(a) of the Plan.
(viii)    The determination of the amount of the standard early retirement allowance referred to in Section 4.03(b) of the Plan.
(ix)    The eligibility requirements for a disability retirement allowance.
(x)    The determination of the amount of a disability retirement allowance.
(xi)    The eligibility requirements for a vested benefit as referred to in Section 4.05(a) of the Plan.
(xii)    The determination of the amount of vested benefit as referred to in Section 4.05(b) of the Plan.
(xiii)    The forms of benefit payment after retirement as referred to in Section 4.06 of the Plan.
(xiv)    The survivor’s benefit applicable before retirement as referred to in Section 4.07 of the Plan.
(xv)    The provisions for payment of benefits as referred to in Section 4.10(a) of the Plan.
(xvi)    The determination of the amount of an automatic lump sum payment as referred to in Section 4.10(b) of the Plan.

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(xvii)    The effect of reemployment on the election of an optional form of benefit as referred to in Section 4.11(b) of the Plan.
(xviii)    The determination of the amount of benefit payable to a reemployed Member upon his or her subsequent retirement as referred to in Section 4.11(c) of the Plan.
(xix)    The minimum adjusted benefit payable under the Plan.
Effective 11:59 p.m. on June 27, 2014, the Members and benefits represented by this Appendix shall be spun off from the Plan and transferred to the Retirement Plan for Salaried Employees of Rayonier Advanced Materials Inc. Following such spinoff and transfer, this Appendix shall cease to be part of the Plan.

Unless otherwise indicated, the section and paragraph references in this Appendix are to sections and paragraphs contained within this Appendix.

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ARTICLE 1 – DEFINITIONS

1.01	Accrued Benefit shall mean the accrued benefit under the Southern Wood Plan as of August 31, 1995.

1.02
Annuity Starting Date shall mean the first day of the first period for which an amount is due on behalf of a Member or former Member as an annuity or any other form of payment under the Plan; provided, however, that in the case of a Member who retires under Section 4.04, Annuity Starting Date shall mean his or her Normal Retirement Date.

1.16
Equivalent Actuarial Value shall mean equivalent value of a benefit under the Plan determined on the basis of the applicable factors set forth in Schedule I, except as otherwise specified in the Plan. In any other event, Equivalent Actuarial Value shall be determined on the same actuarial basis utilized to compute the factors set forth in Schedule I.

1.25	Normal Retirement Date shall mean the last day of the calendar month in which the employee or former employee attains age 65, which is his Normal Retirement Age.

1.43
Public Disability Benefit shall mean disability payments or lump sum payments under any workers’ compensation or occupational diseases law, except fixed statutory payments for the loss of any bodily member and except lump-sum payments for disfigurement. The amount of the deduction to be made from monthly disability retirement allowances in respect to any lump-sum payments under any workers’ compensation or occupational diseases law shall be determined by dividing the lump-sum payment by the maximum number of months or fractions thereof in the period provided by statute or regulation, provided the amount of such deduction shall be limited to the amount of monthly disability retirement allowance and shall be applicable for the number of months and fractions thereof in such maximum period.

1.44	Southern Wood Plan shall mean the Southern Wood Piedmont Company Pension Plan for Non‑Union Hourly Employees as in effect on the date specified in the Plan.

1.45
Total and Permanent Disability shall mean the total and permanent disablement of a Member if (a) through some unintentional cause, he or she has been totally disabled by bodily injury or disease or by mental derangement so as to be prevented thereby from engaging in any regular occupation or employment for remuneration or profit, and (b) such total disability is expected to be permanent and continuous during the remainder of his or her life, provided such disability is not incurred in service in the armed forces of any country, each as determined by the Company on the basis of qualified medical evidence.

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ARTICLE 2 – SERVICE

2.01	Eligibility Service

(a)
Eligibility Service On and After September 1, 1995. Except as otherwise provided in this Article 2, all uninterrupted employment with the Company or with an Associated Company rendered on and after September 1, 1995, and prior to the date such Member’s employment terminates, or his Normal Retirement Date, if earlier, shall be recognized as Eligibility Service for all Plan purposes. Notwithstanding the foregoing, with respect to any calendar year in which the employee completes at least 1,000 Hours of Service there shall be included in his or her Eligibility Service a full year of Eligibility Service.

(b)
Hours of Service. “Hours of Service” shall include hours worked and hours for which a person is compensated by the Company or by an Associated Company for the performance of duties for the Company or an Associated Company, although he or she has not worked (such as: paid holidays, paid vacation, paid sick leave, paid time off and back pay for the period for which it was awarded), and each hour shall be computed as only one hour, even though he or she is compensated at more than the straight time rate. This definition of “Hours of Service” shall be applied in a consistent and non-discriminatory manner in compliance with 29 Code of Federal Regulations, Section 2530.200b‑2(b) and (c) as promulgated by the United States Department of Labor and as may hereafter be amended.

(c)
Certain Absences to be Recognized as Eligibility Service. Except as otherwise indicated in this Article 2, the period of any leave of absence granted in respect of service with the armed forces of the United States shall be recognized as Eligibility Service under the Plan and shall not be considered as a break in service, provided the employee shall have returned to the service of the Company or an Associated Company in accordance with reemployment rights under applicable law and shall have complied with all of the requirements of such law as to reemployment. If an employee fails to return to active employment upon expiration of the approved absence set forth in the prior sentence, such period of approved absence shall not be considered as Eligibility Service under the Plan.

(d)
Breaks in Service. If an employee does not complete more than 500 Hours of Service in any calendar year, other than the calendar year in which the employee was hired, he or she shall incur a one-year break in service; provided that no break in service shall occur unless the employee’s employment with the Company or an Associated Company is terminated. For purposes of this Section 2.01, the length of an employee’s break in service shall be determined on the following basis:

(i)    If the employee completes at least 500 Hours of Service in the calendar year in which his or her employment terminates, the date his or her break in service begins shall be the January 1 of the next following calendar year; otherwise, the date his or her break in service begins shall be the date on which his or her employment terminates.
(ii)    If the employee completes at least 500 Hours of Service in the calendar year in which he or she is reemployed, the date his or her break in service ceases is the January 1 of the calendar year in which he or she is reemployed; otherwise, the date his or her break in service ceases is the date on which he or she is reemployed.
Solely for purposes of determining whether such an employee has incurred a break in service, hours shall include each Hour of Service for which such employee would otherwise

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have been credited under paragraph (a) above were it not for the employee’s absence due to Parental Leave. Hours of Service credited under the preceding sentence shall not exceed the number of hours needed to avoid a break in service in the computation period in which the Parental Leave began, and in any event shall not exceed 501 hours; if no hours are needed to avoid a break in service in such computation period, then the provisions of the preceding sentence shall apply as though the Parental Leave began in the immediately following computation period.

(e)
Bridging Breaks in Service. If an employee has a break in service, except as otherwise provided in Section 4.11, employment both before and after the employee’s absence shall be immediately recognized as Eligibility Service, subject to the provisions of this Section 2.01, upon his or her return to the employ of the Company or an Associated Company.

(f)
Eligibility Service Prior to September 1, 1995. Notwithstanding any foregoing provisions to the contrary, a Member’s Eligibility Service shall include the “Continuous Service” credited to such Member under the Southern Wood Plan as of August 31, 1995.

2.02	Benefit Service
For purposes of determining the amount of a Member’s retirement allowance or vested benefit under this Appendix, there shall be recognized as Benefit Service the “Credited Service” credited to such Member under the Southern Wood Plan as of August 31, 1995.

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ARTICLE 3 – MEMBERSHIP

Any former employee of Southern Wood Piedmont Company who is entitled to a pension benefit under the Southern Wood Plan as of August 31, 1995, shall become a Member of the Plan on September 1, 1995, but he or she shall not accrue any Benefit Service for purposes of this Appendix after such date, and unless he or she is employed or reemployed by the Company or an Associated Company, he or she shall not accrue any Eligibility Service under the Plan after such date. Such Member, or his or her spouse or beneficiary, shall be eligible for and shall receive from this Plan benefits in the same amount and payable in accordance with the same terms as the pension benefit to which he or she was entitled under the Southern Wood Plan as of August 31, 1995.

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ARTICLE 4 – BENEFITS

4.01	Normal Retirement Allowance

(b)
Benefit. Prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), the annual normal retirement allowance payable on a lifetime basis upon retirement at a Member’s Normal Retirement Date shall be equal to his Accrued Benefit.

4.02	Postponed Retirement Allowance

(b)
Benefit. Except as hereinafter provided and prior to adjustment in accordance with Section 4.06(a) and 4.07(b), the annual postponed retirement allowance payable on a lifetime basis upon retirement at a Member’s Postponed Retirement Date shall be equal to the annual normal retirement allowance to which the Member would have been entitled under Section 4.01(b) had he or she retired on his or her Normal Retirement Date, increased by an amount which is the Equivalent Actuarial Value of the monthly payments which would have been payable with respect to each month in which he or she completed less than 40 Hours of Service. Any monthly payment determined under this paragraph (b) with respect to any such month in which he or she completed less than 40 Hours of Service shall be computed as if the Member had retired on his or her Normal Retirement Date.

(c)
Benefit for Member in Active Service After He or She Attains Age 70½. In the event a Member’s retirement allowance is required to begin under Section 4.10 while the Member is in active service, the January 1 immediately following the calendar year in which the Member attained age 70½ shall be the Member’s Annuity Starting Date for purposes of this Article 4 and the Member shall receive a postponed retirement allowance commencing on that January 1 in an amount determined as if he or she had retired on such date. As of each succeeding January 1 prior to the Member’s actual Postponed Retirement Date and as of his or her actual Postponed Retirement Date, the Member’s retirement allowance shall be reduced by the Equivalent Actuarial Value of the total payments of his or her postponed retirement allowance made with respect to each month of continued employment in which he or she completed at least 40 Hours of Service which were paid prior to each such recomputation, provided that no such reduction shall reduce the Member’s postponed retirement allowance below the amount of postponed retirement allowance payable to the Member immediately prior to the recomputation of such retirement allowance.

4.03	Standard Early Retirement Allowance

(a)
Eligibility. A Member who has not reached his or her Normal Retirement Date but has, prior to his or her termination of employment reached the 62nd anniversary of his or her birth and completed 20 years of Eligibility Service, is eligible to retire on a standard early retirement allowance on the last day of the calendar month in which the Member terminates employment, which date shall be the Member’s Early Retirement Date.

(b)
Benefit. Except as hereinafter provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(b) the standard early retirement allowance shall be an allowance deferred to commence on the first day of the calendar month next following the Member’s Normal Retirement Date and shall be equal to the Member’s Accrued Benefit. The Member may, however, elect to receive an early retirement allowance commencing on the first day of

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the calendar month next following his or her Early Retirement Date or on the first day of any calendar month before his or her Normal Retirement Date specified in his or her later request therefor in a reduced amount which, prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), shall be equal to his or her Accrued Benefit, reduced by 1/180th for each month by which the commencement date of his or her retirement allowance precedes his or her Normal Retirement Date.

4.04	Disability Retirement Allowance

(a)
Eligibility. A Member who has reached the 50th anniversary of his or her birth and completed 15 years of Eligibility Service, who incurs a Total and Permanent Disability, is eligible to retire on a disability retirement allowance on the last day of the calendar month as of which the Member is determined to be so disabled by the Company based on a qualified medical evidence; provided, however, that any Member who on December 31, 1970 was a member of (i) the Pension Agreement entered into as of April 7, 1965 between Southern Wood Piedmont Company and the Oil, Chemical and Atomic Workers International Union, AFL‑CIO, Local 3‑116 or (ii) the Southern Wood Piedmont Company Pension Plan and Trust for Hourly‑Paid Employees at Wilburn, Florida; Jacksonburg, Alabama and Homerville, Georgia may retire in accordance with the eligibility requirements for a disability benefit under such plan.

(b)
Benefit. The disability retirement allowance shall commence on the first day of the calendar month next following the date the Member meets the eligibility requirements in paragraph (a) above, and prior to the Member’s Normal Retirement Date, shall be equal to his or her Accrued Benefit, without any adjustment. Notwithstanding the preceding sentence, if a Member is awarded a Public Disability Benefit, the disability retirement allowance payable prior to his or her Normal Retirement Date shall be reduced by the amount of the Company-provided Public Disability Benefit. On and after the first day of the calendar month next following the Member’s Normal Retirement Date, the disability retirement allowance shall be adjusted, if applicable, in accordance with Sections 4.06(a) and 4.06(b).

4.05	Vested Benefit

(a)
Eligibility. A Member shall be vested in, and have a nonforfeitable right to, his or her Accrued Benefit upon completion of five years of Eligibility Service, or if the Member terminated employment on or after January 1, 1988 but prior to January 1, 1990 for any reason other than death or retirement, on his or her date of termination, if earlier.

(b)
Benefit. Prior to adjustment in accordance with Sections 4.06(a) and 4.07(a), the vested benefit payable to a Member shall be a benefit deferred to commence on the first day of the calendar month next following the former Member’s Normal Retirement Date and shall be equal to his or her Accrued Benefit. On or after the date on which the former Member shall have reached the 62nd anniversary of his or her birth, he or she may elect to receive a benefit commencing on the first day of any calendar month following the 62nd anniversary of his or her birth and prior to his or her Normal Retirement Date as specified in his or her request therefor, after receipt by the Plan Administration Committee of written application therefor made by the former Member and filed with the Plan Administration Committee. Upon such earlier payment, the vested benefit otherwise payable shall be reduced by 1/180th for each month by which the commencement date of such payments precedes his or her Normal Retirement Date.

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4.06	Forms of Benefit Payment After Retirement

(a)	Automatic Forms of Payment
(i)    Automatic Joint and Survivor Annuity. If a Member or former Member who is married on his or her Annuity Starting Date has not made an election of an optional form of payment as provided in Section 4.06(b), the retirement allowance or vested benefit payable to such Member or former Member commencing on his or her Annuity Starting Date shall automatically be adjusted to provide (A) a reduced benefit payable to the Member or former Member during his or her life equal to his or her benefit otherwise payable without optional modification computed in accordance with Section 4.01, 4.02, 4.03, 4.04 or 4.05, as the case may be, multiplied by the appropriate factor contained in Table 1 of Schedule I and (B) a benefit payable after his or her death to his or her surviving spouse equal to 50% of the reduced benefit payable to the Member or former Member.
(ii)    Automatic Life Annuity. If a Member or former Member is not married on his or her Annuity Starting Date, the retirement allowance or vested benefit computed in accordance with Section 4.01, 4.02, 4.03, 4.04 or 4.05, as the case may be, shall be paid to the Member or former Member in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death, unless the Member or former Member is eligible for and makes an election of an optional form of payment under Section 4.06(b).
(iii)    A married former Member entitled to, but not in receipt of, a retirement allowance or vested benefit as of August 23, 1984, who terminated service on or after September 2, 1974, but before January 1, 1976, may elect, during the period beginning on August 23, 1984, and ending on his or her Annuity Starting Date, to have his or her retirement allowance or vested benefit payable in accordance with the provisions of this Section 4.06(a).

(b)	Optional Forms of Payment
(i)    Life Annuity Option. Any Member or former Member who retires or terminates employment with the right to a retirement allowance or vested benefit may elect, in accordance with the provisions of Section 4.06(d), to provide that the retirement allowance payable to him or her under Section 4.01, 4.02, 4.03, or 4.04 or the vested benefit payable to him or her under Section 4.05 shall be in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death.
(ii)    Contingent Annuity Option. Any Member or former Member who retires or terminates employment with the right to a retirement allowance in accordance with the provisions of Section 4.01, 4.02, or 4.03 may elect, in accordance with the provisions of Section 4.06(d), to convert the benefit otherwise payable to him or her without optional modification under Section 4.01, 4.02, or 4.03, as the case may be, into Option 1 or Option 2 below in order to provide that after his or her death, a lifetime benefit shall be payable to the person who, when the option became effective, was designated by him or her to be his or her contingent annuitant. The optional benefit elected shall be the Equivalent Actuarial Value of the retirement allowance otherwise payable without optional modification under Section 4.01, 4.02, or 4.03.

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Any Member or former Member who retires or terminates employment with the right to a retirement allowance or vested benefit and whose Annuity Starting Date is on or after January 1, 2008, may elect, in accordance with the provisions of Section 4.06(d), to convert the retirement allowance or vested benefit otherwise payable to him or her without optional modification into Option 3 below in order to provide that after his or her death, a lifetime benefit shall be payable to the person who, when the option became effective was designated by him or her to be his or her contingent annuitant. The optional benefit elected shall be the Equivalent Actuarial Value of the retirement allowance or vested benefit otherwise payable without optional modification.
Option 1. A reduced retirement allowance payable during the Member’s or former Member’s life with the provision that after his or death a benefit equal to 100% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.
Option 2. A reduced retirement allowance payable during the Member’s or former Member’s life with the provision that after his or her death a benefit equal to 50% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.
Option 3. A reduced retirement allowance payable during the Member’s or former Member’s life with the provision that after his or her death a benefit equal to 75% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

(c)
Required Notice. No less than 30 days and no more than 180 days before his or her Annuity Starting Date, the Plan Administration Committee shall furnish to each Member or former Member a written explanation in non-technical language of the terms and conditions of the Automatic Joint and Survivor Annuity and the Automatic Life Annuity as described in Section 4.06(a) and the optional forms of benefits described in Section 4.06(b). Such explanation shall include (i) a general description of the eligibility conditions for, the material features of and the relative values of the optional forms of payment under the Plan, (ii) any rights the Member or former Member may have to defer commencement of his or her retirement allowance or vested benefit, (iii) the requirement for Spousal Consent as provided in Section 4.06(d) and (iv) the right of the Member or former Member, prior to his or her Annuity Starting Date to make and to revoke elections under Section 4.06.

(d)	Election of Options. Subject to the provisions of this Section 4.06(d) and in lieu of the automatic forms of payment described in Section 4.06(a):
(i)    a Member may elect to receive his or her retirement allowance or vested benefit in the optional form of payment described in Section 4.06(b)(i);
(ii)    a Member who retires under the provisions of Section 4.01, 4.02, 4.03 or 4.04 may elect to receive his or her retirement allowance in one of the optional forms of payment described in Section 4.06(b)(ii) or in the form of Option 1 or Option 2 under 4.06(b)(iii); and
(iii)    a Member who retires or terminates employment with the right to a retirement allowance or vested benefit and whose Annuity Starting Date is on or after January 1,

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2008, may elect to receive his or her retirement allowance or vested benefit in the form described under Option 3 of Section 4.06(b)(iii).
Notwithstanding the preceding sentence, a Member who retired on a disability retirement allowance may only elect an optional form of benefit to take effect on the first day of the calendar month next following his or her Normal Retirement Date. A married Member’s or a married former Member’s election of a Life Annuity form of payment under Section 4.06(b)(i) or any optional form of payment under Section 4.06(b)(ii), which does not provide for monthly payments to his or her spouse for life after the Member’s or former Member’s death, in an amount equal to at least 50% but not more than 100% of the monthly amount payable under that form of payment to the Member or former Member and which is not of Equivalent Actuarial Value to the Automatic Joint and Survivor Annuity described in Section 4.06(a)(i), shall be effective only with Spousal Consent; provided that such Spousal Consent to the election has been received by the Plan Administration Committee.
Any election made under Section 4.06(a) or Section 4.06(b) shall be made on a form approved by the Plan Administration Committee and may be made during the 180-day period ending on the Member’s Annuity Starting Date, but not prior to the date the Member or former Member receives the written explanation described in Section 4.06(c). Any such election shall become effective on the Member’s or former Member’s Annuity Starting Date, provided the appropriate form is filed with and received by the Plan Administration Committee and may not be modified or revoked after his or her Annuity Starting Date. Any election made under Section 4.06(a) or Section 4.06(b) after having been filed, may be revoked or changed by the Member or former Member only by written notice received by the Plan Administration Committee before his or her election becomes effective on his or her Annuity Starting Date. Any subsequent elections and revocations may be made at any time and from time to time during the 180-day period ending on the Member’s or former Member’s Annuity Starting Date. A revocation shall be effective when the completed notice is received by the Plan Administration Committee. A re-election shall be effective on the Member’s or former Member’s Annuity Starting Date. If, however, the Member or the spouse or the contingent annuitant designated in the election dies before the election has become effective, the election shall thereby be revoked.
Notwithstanding the provisions of paragraph (c) above, a Member may, after having received the notice, affirmatively elect to have his or her retirement allowance or vested benefit commence sooner than 30 days following his or her receipt of the notice, provided all of the following requirements are met:
(i)    the Plan Administration Committee clearly informs the Member that he or she has a period of at least 30 days after receiving the notice to decide when to have his or her retirement allowance or vested benefit begin, and if applicable, to choose a particular optional form of payment;
(ii)    the Member affirmatively elects a date for his or her retirement allowance or vested benefit to begin, and if applicable, an optional form of payment, after receiving the notice;
(iii)    the Member is permitted to revoke his or her election until the later of his or her Annuity Starting Date or seven days following the day he or she received the notice;

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(iv)    payment does not commence less than seven days following the day after the notice is received by the Member; and
(v)    in the event a Member who is scheduled to commence receipt of a retirement allowance prior to his or her Normal Retirement Date or who retires on a Normal or Postponed Retirement Date elects an Annuity Starting Date that precedes the date he or she received the notice (the “retroactive Annuity Starting Date”), the following requirements are met:

(A)	the Member’s benefit must satisfy the provisions of Code Sections 415 and 417(e)(3), both at the retroactive Annuity Starting Date and at the actual commencement date;

(B)
a payment equal in amount to the payments that would have been received by the Member had his or her benefit actually commenced on his retroactive Annuity Starting Date, plus interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually, shall be paid to the Member on his or her actual commencement date; and

(C)
the Member elects within the 120 day period following the Member’s termination of employment with the Company and all Associated Companies to receive benefits as of a retroactive Annuity Starting Date.

(D)	Spousal Consent to the retroactive Annuity Starting Date is required for such election to be effective unless:

(I)
the amount of the survivor annuity payable to the spouse determined as of the retroactive Annuity Starting Date under the form elected by the Member is no less than the amount the spouse would have received under the Qualified Joint and Survivor Annuity if the date payments commence were substituted for the retroactive Annuity Starting Date; or

(II)	the Member is not married on the actual commencement date and the Member’s spouse on the retroactive Annuity Starting Date is not treated as his spouse under a qualified domestic relations order.

(e)	Delayed Commencement of Normal Retirement Allowance
(i)    In the event a Member who has retired or otherwise terminated employment with the Company and all Associated Companies prior to his Normal Retirement Date has not filed an election designating an Annuity Starting Date prior to the 91st day preceding his Normal Retirement Date, the Plan Administration Committee shall mail the notice described in Section 4.06(c) to the Member’s last known address as indicated on Plan records at least 30 days prior to the Member’s Normal Retirement Date. The Member’s Normal Retirement Date shall be deemed to be the Member’s Annuity Starting Date. In the absence of a benefit election filed by the Member prior to his Normal Retirement Date in accordance with the provisions of Section 4.06(d), distribution of the Member’s retirement allowance shall be deemed to commence to the Member on his Normal Retirement Date in the normal form applicable to the

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Member as determined on the basis of Plan records. Such payments shall be held in the Plan’s trust and deemed forfeited until claim has been made by the Member.
(ii)    In the event the Member subsequently files a claim for payment, payment shall commence to the Member as soon as practicable in the amount that would have been payable to the Member if payments had commenced on the Member’s Normal Retirement Date. In addition, one lump sum payment shall be paid to the Member equal to the sum of the monthly payments that the Member would have received during the period beginning on his Normal Retirement Date and ending with the month preceding his actual commencement date, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually. The amount of the monthly payments shall be determined as of the Member’s Normal Retirement Date on the basis of the actual form of payment in which the Member’s retirement allowance is payable under Section 4.06(a) or Section 4.06(b). The lump sum shall be paid on or as soon as practicable following the date the Member’s retirement allowance commences.
In the event a Member’s marital status used to compute the Member’s retirement allowance under Section 4.06(a) was not accurate, the amount of the Member’s retirement allowance payable under this Section 4.06(e) shall be adjusted to reflect the Member’s correct marital status.
(iii)    In the event a Member entitled to a retirement allowance under the provisions of Section 4.06(e)(i) above dies prior to the commencement of his retirement allowance, upon claim by the Member’s personal representative, or if none, his estate, one lump sum payment shall be paid to the claimant equal to the lump sum amount calculated under Section 4.06(e)(ii) above that would have been paid to the Member for the period commencing on the Member’s Normal Retirement Date and ending with the month prior to his death, plus interest on that amount at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan year in which interest is paid, compounded annually, from the Member’s Normal Retirement Date to the date of payment of the lump sum amount to the Member’s personal representative, or if none, to his estate.
(iv)    In the event a Member who is entitled to a retirement allowance under the provisions of Section 4.06(e)(i) above dies prior to commencement of his retirement allowance and is survived by a spouse to whom he was married on his Normal Retirement Date, the Member’s surviving spouse shall be entitled to the survivor portion of the Member’s retirement allowance under the provisions of Section 4.06(a)(i), assuming the Member commenced payment under Section 4.06(a)(i) effective on his Normal Retirement Date. Such survivor retirement allowance shall commence as soon as practicable following the surviving spouse’s claim for the retirement allowance. In addition, one lump sum payment shall be paid to the surviving spouse equal to the sum of the monthly payments the surviving spouse would have received for the month of the Member’s date of death through the month preceding the month in which the survivor retirement allowance commences, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal

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Revenue in the calendar month preceding the applicable Stability Period for each Plan Year in which interest is paid, compounded annually.
(v)    In the event a Member’s retirement allowance otherwise scheduled to commence on his Normal Retirement Date is delayed because the Plan Administration Committee is unable to locate the Member and the Plan Administration Committee does not mail the notice described in Section 4.06(c) at least 30 days prior to the Member’s Normal Retirement Date, the Plan Administration Committee shall commence payment within 60 days after the date the Member is located. Unless the Member elects an optional form of payment in accordance with the provisions of Section 4.06(b), payment shall commence in the normal form applicable to the Member on his or her Annuity Starting Date. The retirement allowance payable to the Member shall be of Equivalent Actuarial Value to the retirement allowance otherwise payable to the Member on his Normal Retirement Date.
In the event a Member whose retirement allowance is delayed beyond his or her Normal Retirement Date as described above dies prior to his or her Annuity Starting Date, and is survived by a spouse, the spouse shall be entitled to receive a survivor annuity under the provisions of Section 4.07(a)(ii) computed on the basis of the Equivalent Actuarial Value of the retirement allowance payable to the Member on his Normal Retirement Date.
(vi)    Notwithstanding the provisions of Section 4.06(e)(v) above, a Member described in the preceding subparagraph whose retirement allowance will be paid in the form of an annuity may elect, in lieu of the retirement allowance otherwise payable under Section 4.06(e)(v) above, to receive:

(A)
a lump sum payment equal to the sum of the monthly payments the Member would have received from his Normal Retirement Date to his Annuity Starting Date, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually. The amount of the monthly payments shall be determined on the basis of the form of payment in which the Member’s retirement allowance is payable under Section 4.06(a), as applicable; and

(B)	a retirement allowance in the amount that would have been payable to the Member if payments had commenced on the Member’s Normal Retirement Date in the form elected by the Member.
An election under this Section 4.06(e)(vi) shall be subject to the notice and spousal consent requirements set forth in Section 4.06(d) applicable to the election of an optional form of payment.

(f)
If a Member dies after his or her Annuity Starting Date, any payment continuing on to his or her spouse or contingent annuitant shall be distributed at least as rapidly as under the method of distribution being used as of the Member’s date of death.

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4.07	Survivor’s Benefit Applicable Before the Annuity Starting Date

(a)	Automatic Pre‑Retirement Spouse’s Benefit
(i)    Automatic Pre‑Retirement Spouse’s Benefit Applicable Before Termination of Employment. The surviving spouse of a Member who has completed five years of Eligibility Service or who is receiving a disability retirement allowance under Section 4.04 shall automatically receive a benefit payable under the automatic Pre‑Retirement Spouse’s Benefit of this Section 4.07(a)(i) in the event said Member should die after the effective date of coverage hereunder and before termination of employment (or Normal Retirement Date, in the case of a Member receiving a disability retirement allowance). The benefit payable to the Member’s spouse shall be equal to the benefit the Member’s spouse would have received if the retirement allowance or vested benefit the Member was entitled to at his or her date of death had commenced as of the month next following the month in which his or her Normal Retirement Date would have occurred (or the month next following the month in which the Member’s date of death occurred, if later) in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a)(i). Such benefit shall be payable for the life of the spouse commencing on the first day of the calendar month next following what would have been the Member’s Normal Retirement Date (or next following the month in which the Member’s date of death occurred, if later). However, the Member’s spouse may elect, by written application filed with the Plan Administration Committee, to have payments begin as of the first day of any calendar month after the date the former Member would have reached the 62nd anniversary of his or her birth; provided, however, if the Member dies while receiving a disability retirement allowance under Section 4.04, payments begin under this automatic Pre‑Retirement Spouse’s Benefit as of the first day of the month following the Member’s death.
If payment of the automatic Pre‑Retirement Spouse’s Benefit commences prior to what would have been the Member’s Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on (i) the standard early retirement allowance or vested benefit to which the Member would have been entitled, had the Member elected to have payments commence to himself or herself on such earlier date in accordance with the provisions of Section 4.03(b) or Section 4.05(b), or in the case of a Member who dies while receiving a disability retirement allowance under Section 4.04, the disability retirement allowance the Member was receiving on his date of death.
Coverage hereunder shall be applicable to a married Member in active service who has satisfied the eligibility requirements for a retirement allowance under Section 4.01(a), 4.02(a), 4.03(a) or 4.04(a) or vested benefit under Section 4.05(a) and shall become effective on the date the Member marries and shall cease on the earlier of (i) the date such active Member’s marriage is legally dissolved by a divorce decree or (ii) the date such active Member’s spouse dies.
(ii)    Automatic Pre‑Retirement Spouse’s Benefit Applicable Upon Termination of Employment. In the case of a Member or former Member who is married and entitled to a standard early retirement allowance under Section 4.03 or a vested benefit under Section 4.05, the provisions of this Section 4.07(a)(ii) shall apply to the period between the date his or her services are terminated or the date, if later, the Member or

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former Member is married and his or her Annuity Starting Date, or other cessation of coverage as later specified in this Section 4.07(a)(ii).
In the event of a married Member’s or former Member’s death during any period in which these provisions have not been waived or revoked by the Member or former Member and his or her spouse, the benefit payable to the Member’s or former Member’s spouse shall be equal to 50% of the standard early retirement allowance or vested benefit the Member or former Member would have received as of the month next following the month in which his or her Normal Retirement Date would have occurred if he or she had elected to receive such benefit in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a).
The spouse’s benefit shall be payable for the life of the spouse commencing on the first day of the calendar month next following what would have been the Member’s or former Member’s Normal Retirement Date. However, the Member’s or former Member’s spouse may elect, by written application filed with the Plan Administration Committee, to have payments begin as of the first day of any calendar month after the date the Member or former Member would have reached the 62nd anniversary of his or her birth (or his or her date of death, if later). If the Member’s or former Member’s spouse elects to commence payment of this automatic Pre‑Retirement Spouse’s Benefit prior to what would have been the Member’s or former Member’s Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on the standard early retirement allowance or vested benefit to which the Member or former Member would have been entitled, had the Member or former Member elected to have payments commence to himself or herself on such earlier date in accordance with the provisions of Section 4.03(b) or Section 4.05(b).
However, if a Member or former Member had elected Option 1 or Option 3 under Section 4.06(b)(ii) within the 180-day period preceding his or her Annuity Starting Date, with his or her spouse as contingent annuitant, the amount of benefit payable to the spouse shall be based on the provisions of such elected Option, in lieu of the provisions of this Section 4.07(a)(ii).
The vested benefit payable to a former Member whose spouse is covered under this Section 4.07(a)(ii), or if applicable, the benefit payable to his or her spouse upon his or her death shall be reduced by the applicable percentages shown below. Such reduction shall apply to each month during which coverage is in effect for at least one day; provided, however, no reduction shall be made with respect to any period before the later of (1) the date the Plan Administration Committee furnishes the former Member the notice of his or her right to waive the automatic Pre‑Retirement Spouse’s Benefit or (2) the commencement of the election period specified in Section 4.07(b) below.

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ANNUAL REDUCTION FOR SPOUSE’S COVERAGE
AFTER TERMINATION OF EMPLOYMENT
OTHER THAN RETIREMENT

Age    Reduction

Less than 40    1/10 of 1% per year
40 but prior to 50    2/10 of 1% per year
50 but prior to 55    3/10 of 1% per year
55 but prior to 60    5/10 of 1% per year
60 but less than 65    1% per year

(b)
The Plan Administration Committee shall furnish to each former Member a written explanation which describes (i) the terms and conditions of the automatic Pre‑Retirement Spouse’s Benefit, (ii) the former Member’s right to make, and the effect of, an election to waive the automatic Pre‑Retirement Spouse’s Benefit, (iii) the rights of the former Member’s spouse, and (iv) the right to make, and the effect of, a revocation of such a waiver. Such written explanation shall be furnished to each former Member before the first anniversary of the date he or she terminated service, and shall be furnished to such former Member even though he or she is not married.

The period during which the former Member may make an election to waive the automatic Pre‑Retirement Spouse’s Benefit provided under Section 4.07(a)(ii) shall begin no later than the date his or her employment terminates and end on his or her Annuity Starting Date, or if earlier, his or her date of death. Any waiver, revocation or re-election of the automatic Pre‑Retirement Spouse’s Benefit shall be made on a form provided by the Plan Administration Committee and any waiver or revocation shall require Spousal Consent. If, upon termination of employment, the former Member waives coverage hereunder in accordance with administrative procedures established by the Plan Administration Committee for all Members similarly situated, such waiver shall be effective as of the former Member’s Severance Date. Any later re-election or revocation shall be effective on the first day of the month coincident with or next following the date the completed form is received by the Plan Administration Committee. If a former Member dies during the period after a waiver is in effect, there shall be no benefits payable to his or her spouse under the provisions of this Section 4.07 unless an effective election under Section 4.07(b) is in effect.
Except as described above in the event of a waiver or revocation, coverage under Section 4.07(a)(ii) shall cease to be effective upon a Member’s or former Member’s Annuity Starting Date, or upon the date a Member’s or former Member’s marriage is legally dissolved by a divorce decree, or upon the death of the spouse, whichever event shall first occur.

(c)	Any election made under Section 4.07 (including any waiver or revocation thereof) shall be made on a form approved by and filed with the Plan Administration Committee.

(d)
Notwithstanding the provisions of Section 4.07(a), a Member or former Member whose employment terminated on or after January 1, 1976, and prior to August 23, 1984, and who is entitled to a retirement allowance or vested benefit pursuant to the provisions of Section 4.03 or 4.05, but who is not yet in receipt thereof, may elect, on or after August 23, 1984, and prior to the commencement of such retirement allowance or vested benefit, to have the provisions of Section 4.07(a)(ii) apply to him or her.

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4.10	Payment of Benefits

(a)
Unless otherwise provided under an optional benefit elected pursuant to Section 4.06, the survivor’s benefits available under Section 4.07 or the provisions of Section 4.10(e)(ii), all retirement allowances, vested benefits or other benefits payable will be paid in monthly installments for each month beginning with (i) the month next following the month in which the Member has reached his or her Normal Retirement Date and has retired from active service, (ii) the month next following the month in which a Member has reached his or her Postponed Retirement Date and has retired from service, (iii) the month next following the month in which a Member or former Member, files a proper application requesting commencement of his or her vested benefit, standard early retirement allowance or disability retirement allowance, or (iv) the month in which benefits under an optional benefit under Section 4.06 or the survivor’s benefits under Section 4.07 become payable, whichever is applicable. Such monthly installments shall cease with the payment for the month in which the recipient dies. In no event shall a retirement allowance or vested benefit be payable to a Member who continues in or resumes active service with the Company or an Associated Company for any period between his or her Normal Retirement Date and Postponed Retirement Date, except as provided in Sections 4.02(c) and 4.10(e).

(b)
Effective January 1, 1998, through March 27, 2005, in any case, a lump sum payment equal to the retirement allowance or vested benefit payable under Section 4.01, 4.02, 4.03, 4.04 or 4.05 or the Pre-Retirement Spouse’s Benefit payable under Section 4.07(a) multiplied by the appropriate factor contained in Table 3 of Schedule I shall be made in lieu of any retirement allowance or vested benefit payable to a Member or former Member or any Pre-Retirement Spouse’s Benefit payable to a spouse of a Member or a former Member, if the lump sum present value of such benefit amounts to $5,000 or less. In no event shall that adjustment factor produce a lump sum that is less than the amount determined by using the IRS Mortality Table and IRS Interest Rate. The lump sum payment shall be made as soon as administratively practicable following the date the Member has terminated employment or died, but in any event prior to the date his or her benefit payment would have otherwise commenced.

Effective March 28, 2005, a lump sum payment shall be made in lieu of all benefits in the event:
(i)    the Member’s Annuity Starting Date occurs on or after his Normal Retirement Date and the present value of his benefit determined as of his Annuity Starting Date amounts to $5,000 or less, or
(ii)    the Member’s Annuity Starting Date occurs prior to his Normal Retirement Date and the present value of his benefit determined as of his Annuity Starting Date amounts to $1,000 or less.
In determining the amount of a lump sum payment payable under this paragraph, the lump sum present value shall mean a benefit, in the case of a lump sum benefit payable prior to a Member’s Normal Retirement Date, of equivalent value to the benefit which would otherwise have been provided commencing at the Member’s Normal Retirement Date. The determination as to whether a lump sum payment is due shall be made as soon as practicable following the Member’s termination of service. Any lump sum benefit payable shall be made as soon as practicable following the determination that the amount qualifies for distribution

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under the provisions of this Section 4.10. In no event shall a lump sum payment be made following the date retirement benefit payments have commenced as an annuity.
Effective March 28, 2005, in the event the lump sum present value of a Member’s retirement allowance or vested benefit exceeds $1,000 but does not exceed $5,000, the Member may elect to receive a lump sum payment of such allowance or benefit. The election shall be made in accordance with such administrative rules as the Plan Administration Committee shall prescribe. The Member may elect to receive the lump sum payment as soon as practicable following his termination of employment or as of the first day of any later month that precedes his Normal Retirement Date. Spousal Consent to the Member’s election of the lump sum is not required. A Member who is entitled to elect a distribution under this paragraph shall not be entitled to receive payment in any other form of payment offered under the Plan.
Notwithstanding the provisions of Section 4.07 of this Appendix, a lump sum payment shall be paid to the spouse in lieu of the monthly Pre-Retirement Spouse’s Benefit payable under Section 4.07(a) if the lump sum present value of the benefit amounts to $5,000 or less. The lump sum payment shall be made as soon as practicable following the determination that the amount qualifies for distribution under this Section. In no event shall a lump sum payment be made following the date payments have commenced to the surviving spouse as an annuity.
For purposes of this Section, the lump sum present value shall be determined by using the IRS Mortality Table and IRS Interest Rate.
In the event a Member is not entitled to any retirement allowance or vested benefit upon his termination of employment, he shall be deemed “cashed-out” under the provisions of this Section 4.10(b) as of the date he terminated service. However, if a Member described in the preceding sentence is subsequently restored to service, the provisions of Sections 3.06 of the Plan and Section 4.11 of this Appendix shall apply to him without regard to such sentence.

4.11	Reemployment of former Member or retired Member

(b)	Optional Forms of Pension Benefits. If the Member is reemployed, any previous election of an optional benefit under Section 4.06 or a survivor’s benefit under Section 4.07 shall be revoked.

(c)	Benefit Payments at Subsequent Termination or Retirement
(i)    In accordance with the procedure established by the Plan Administration Committee on a basis uniformly applicable to all Members similarly situated, upon the subsequent retirement of a Member in service after his or her Normal Retirement Date, payment of such Member’s retirement allowance shall resume no later than the third month after the final month during the reemployment period in which he or she is credited with at least 40 Hours of Service.
(ii)    Upon the subsequent retirement or termination of employment of a retired or former Member, the Plan Administration Committee shall, in accordance with rules uniformly applicable to all Members similarly situated, determine the amount of vested benefit or retirement allowance which shall be payable to such Member at such subsequent retirement or termination. Such vested benefit or retirement allowance shall be

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reduced by an amount of Equivalent Actuarial Value to the benefits, if any, other than disability retirement allowance payments, he or she received before the earlier of the date of his or her restoration to service or his or her Normal Retirement Date, provided that no such reduction shall reduce such retirement allowance or vested benefit below the original amount of retirement allowance or vested benefit earned but not received or retirement allowance or vested benefit previously received by such Member in accordance with the terms of the Plan in effect during such previous employment, adjusted to reflect the election of any survivor’s benefits pursuant to Section 4.07(a)(ii).

4.16	Minimum Adjusted Benefit

(a)
The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment on or after October 1, 1985, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Southern Wood Plan as in effect on September 30, 1985 based on Benefit Service rendered up to and including September 30, 1985.

(b)
The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment on or after January 1, 1989, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Southern Wood Plan as in effect on December 31, 1988, based on Benefit Service rendered up to and including December 31, 1988.

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APPENDIX D
SCHEDULE I

Actuarial Equivalent Value factors to be used with respect to Members who retire or terminate at the Southern Wood Piedmont Company location, subject to the provisions of Section 4.06 of this Appendix D.

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APPENDIX E

RETIREMENT PLAN FOR SALARIED EMPLOYEES OF RAYONIER INC.
(Southeast Forest Resources)
This Appendix E, effective as of January 1, 1996, is applicable with respect to (a) employees of Rayonier Inc. at the Southeast Forest Resources who were participants in the Employees Retirement Income Plan for Rayonier Incorporated Hourly Employees at the Southeast Forest Resources as of December 31, 1995 and (b) former employees of Rayonier Inc. at the Southeast Forest Resources who are entitled to a pension benefit under the Employees Retirement Income Plan for Rayonier Incorporated Hourly Employees at the Southeast Forest Resources as of December 31, 1995, and their spouses and Beneficiaries. This Appendix E constitutes an integral part of the Plan and sets forth the particulars concerning:
(i)    The definition of “Annuity Starting Date,” “Benefit Service,” “Eligibility Service,” “Equivalent Actuarial Value,” “Normal Retirement Date,” “Postponed Retirement Date,” “Public Disability Benefit,” “Southeast Forest Accrued Benefit,” “Southeast Forest Plan,” and “Total and Permanent Disability.”
(ii)    The determination of Eligibility Service as referred to in Section 2.01 of the Plan.
(iii)    The determination of Benefit Service as referred to in Section 2.02 of the Plan.
(iv)    The eligibility requirements for membership as referred to in Article 3 of the Plan.
(v)    The determination of the amount of normal retirement allowance as referred to in Section 4.01(b) of the Plan.
(vi)    The determination of the amount of postponed retirement allowance as referred to in Sections 4.02(b) and (c) of the Plan
(vii)    The eligibility requirements for a standard early retirement allowance as referred to in Section 4.03(a) of the Plan.
(viii)    The determination of the amount of a standard early retirement allowance as referred to in Section 4.03(b) of the Plan.
(ix)    The eligibility requirements for a disability retirement allowance.
(x)    The determination of the amount of a disability retirement allowance.
(xi)    The determination of the amount of vested benefit as referred to in Section 4.05(b) of the Plan.
(xii)    The forms of benefit payment after retirement as referred to in Section 4.06 of the Plan.
(xiii)    The survivor’s benefit applicable before retirement as referred to in Section 4.07 of the Plan.
(xiv)    The determination of the amount of an automatic lump sum payment as referred to in Section 4.10(b) of the Plan.

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(xv)    The effect of reemployment on the election of an optional form of benefit as referred to in Section 4.11(b) of the Plan.
(xvi)    The determination of the amount of benefit payable to a reemployed Member upon his or her subsequent retirement as referred to in Section 4.11(c) of the Plan.
(xvii)    The minimum adjusted benefit payable under the Plan.
(b)Notwithstanding the foregoing, the provisions set forth in this Appendix, other than the provisions of Sections 2.01(a)(i), 2.02(a) and Article 3 of this Appendix, shall only be applicable with respect to retirement allowances, vested benefits, or other benefits attributable to a Member’s Benefit Service prior to January 1, 1996; provided, however, that a Member’s Benefit Service on and after January 1, 1996 shall be taken into account for purposes of the determination under Section 4.03 of this Appendix of whether a reduction for the commencement of benefits prior to Normal Retirement Date applies and for purposes of calculating the percentage of disability retirement allowance payable pursuant to Section 4.04 of this Appendix.
(c)Unless otherwise indicated, the section and paragraph references in this Appendix are to sections and paragraphs contained within this Appendix.

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ARTICLE 1 – DEFINITIONS

1.02
Annuity Starting Date shall mean the first day of the first period for which an amount is due on behalf of a Member or former Member as an annuity or any other form of payment under the Plan; provided, however, that in the case of a Member who retires under Section 4.04, Annuity Starting Date shall mean his or her Normal Retirement Date.

1.06	Benefit Service shall mean employment recognized as such for the purposes of determining eligibility for certain benefits and computing a benefit under the Plan as provided under Article 2.

1.14
Eligibility Service shall mean any employment recognized as such for the purposes of meeting the eligibility requirements for membership in the Plan and for eligibility for certain benefits under the Plan as provided under Article 2.

1.16
Equivalent Actuarial Value shall mean equivalent value of a benefit under the Plan determined on the basis of the applicable factors set forth in Schedule I, except as otherwise specified in the Plan. In any other event, Equivalent Actuarial Value shall be determined on the same actuarial basis utilized to compute the factors set forth in Schedule I.

1.25	Normal Retirement Date shall mean the first day of the calendar month next following the date the employee or former employee attains age 65, which is his or her Normal Retirement Age.

1.31
Postponed Retirement Date shall mean, with respect to an Employee who does not retire at Normal Retirement Date but who works after such date, the first day of the calendar month next following the date on which such Employee retires from active service. No retirement allowance shall be paid to the Employee until his or her Postponed Retirement Date, except as otherwise provided in Article 4.

1.43
Public Disability Benefit shall mean disability payments or lump sum payments under any workers’ compensation or occupational diseases law, except fixed statutory payments for the loss of any bodily member, lump-sum payments for disfigurement, and except for reimbursement of legal fees, medical expenses, and expenses for training and rehabilitation, whether actual or anticipated. The amount of the deduction to be made from monthly disability retirement allowances in respect to any lump-sum payments under any workers’ compensation or occupational diseases law shall be determined by dividing the lump-sum payment by the maximum number of months or fractions thereof in the period provided by statute or regulation, provided the amount of such deduction shall be limited to the amount of monthly disability retirement allowance and shall be applicable for the number of months and fractions thereof in such maximum period.

1.44	Southeast Forest Accrued Benefit shall mean the accrued benefit under the Southeast Forest Plan as of December 31, 1995.

1.45	Southeast Forest Plan shall mean the Employees Retirement Income Plan for Rayonier Incorporated Hourly Employees at the Southeast Forest Resources as in effect on the date specified in the Plan.

1.46	Total and Permanent Disability shall mean the total and permanent disablement of a Member if (a) through some unintentional cause, he or she has been totally disabled by bodily injury or

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disease or by mental derangement so as to be prevented thereby from engaging in any regular occupation or employment for remuneration or profit, and (b) such total disability is expected to be permanent and continuous during the remainder of his or her life, provided such disability is not incurred in service in the armed forces of any country, each as determined by the Company on the basis of qualified medical evidence.

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ARTICLE 2 – SERVICE

2.01	Eligibility Service

(a)
(i)    Eligibility Service Prior to January 1, 1996. Subject to the bridging breaks in service provisions of Section 2.01(e), a Member’s Eligibility Service shall include the “Vesting Service” credited to such Member under the Southeast Forest Plan as of December 31, 1995.

(ii)    Eligibility Service on and after January 1, 1996. Except as otherwise provided in this Article 2, all uninterrupted employment with the Company or with an Associated Company rendered on and after January 1, 1996 and prior to the date such Member’s employment terminates, shall be recognized as Eligibility Service for all Plan purposes. Notwithstanding the foregoing, with respect to any calendar year in which the employee completes at least 1,000 Hours of Service there shall be included in his or her Eligibility Service a full year of Eligibility Service. For any calendar year in which the employee completes less than 1,000 Hours of Service there shall be included in his or her Eligibility Service one month of Eligibility Service for each calendar month in which he or she works at least one day.

(b)
Hours of Service. “Hours of Service” shall include hours worked and hours for which a person is compensated by the Company or by an Associated Company for the performance of duties for the Company or an Associated Company, although he or she has not worked (such as: paid holidays, paid vacation, paid sick leave, paid time off and back pay for the period for which it was awarded), and each such hour shall be computed as only one hour, even though he or she is compensated at more than the straight time rate. This definition of “Hours of Service” shall be applied in a consistent and non-discriminatory manner in compliance with 29 Code of Federal Regulations, Section 2530.200b‑2(b) and (c) as promulgated by the United States Department of Labor and as may hereafter be amended.

(c)
Certain Absences to be Recognized as Eligibility Service. Except as otherwise indicated in this Article 2, the following periods of approved absence shall be recognized as Eligibility Service under the Plan and shall not be considered as breaks in Eligibility Service:

(i)    The period of any leave of absence granted in respect of service with the armed forces of the United States on or after January 1, 1996, provided the Employee shall have returned to the service of the Company or an Associated Company in accordance with re-employment rights under applicable law and shall have complied with all of the requirements of such law as to re-employment.
(ii)    The period on or after January 1, 1996 of any leave of absence approved by the Company, provided the employee shall have returned to the service of the Company or an Associated Company upon the expiration of such approved leave.
If an Employee fails to return to active employment upon expiration of the approved absences specified in Subparagraphs (i) and (ii) above, such periods of approved absence shall not be considered as Eligibility Service under the Plan.

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(d)
Breaks in Service. All calendar years other than the calendar year in which the employee is hired or calendar years in which an absence specified in Paragraph (c) above occurs and such absence is considered as Eligibility Service, in which an employee does not work at least one day shall be considered as breaks in Eligibility Service; provided, however, that in no event shall there be a break in Eligibility Service unless the employee’s employment with the Company or an Associated Company is terminated.

(e)	Bridging Breaks in Service
(i)    If an Employee has a break in service and such Employee was eligible for a vested benefit under Section 4.05 at the time of his or her break in service, except as otherwise provided in Section 4.11, employment both before and after the Employee’s absence shall be immediately recognized as Eligibility Service, subject to the provisions of this Section 2.01, upon his or her return to the employ of the Company or an Associated Company.
(ii)    If an Employee has a break in service and such Employee was not eligible for a vested benefit under Section 4.05 at the time of his or her break in service, Eligibility Service shall begin from the date of his or her return to the employ of the Company or an Associated Company. If such Employee returns to the employ of the Company or an Associated Company and the period of the Employee’s break is less than the greater of (1) five years or (2) the Eligibility Service rendered prior to such break, the service prior to such break shall be included as Eligibility Service, subject to the provisions of this Section 2.01, only upon completion of at least 12 months of Eligibility Service following his or her break in service. However, if the period of the Employee’s break in service equals or exceeds the greater of (1) five years or (2) the Eligibility Service rendered prior to such break, the service rendered prior to such break shall not be included as Eligibility Service.

2.02	Benefit Service

(a)
Benefit Service Prior to January 1, 1996. Subject to the restoration of Benefit Service provisions of Section 2.02(d)(ii), Benefit Service shall include the “Benefit Service” credited to such Member under the Southeast Forest Plan as of December 31, 1995.

(b)
Employment On or After January 1, 1996, with the Company or an Associated Company. All uninterrupted employment with the Company or with an Associated Company rendered or after January 1 1996, and prior to the date such Member’s employment terminates shall be recognized as Benefit Service for the purpose of meeting the eligibility requirements of the Plan for a standard early retirement allowance under Section 4.03 or a disability retirement allowance under Section 4.04, but not for the purpose of computing the amount of any retirement allowance or vested benefit under the Plan. However, such uninterrupted employment shall be included for the purposes of calculating the Benefit Service with respect to which the determination is made pursuant to Section 4.03(b) of whether a reduction for the commencement of benefits prior to Normal Retirement Date applies and for purposes of calculating the percentage of disability retirement allowance payable pursuant to Section 4.04(b).

(c)
Certain Absences to be Recognized as Benefit Service. Except as otherwise indicated below, the following periods of approved absence shall be recognized as Benefit Service and shall not be considered as breaks in Benefit Service:

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(i)    The period of any leave of absence granted in respect of service with the armed forces of the United States on and after January 1, 1996, provided the Employee shall have returned to the service of the Company or an Associated Company in accordance with reemployment rights under applicable law and shall have complied with all of the requirements of such law as to reemployment, shall be recognized as Benefit Service for the purpose of meeting the eligibility requirements of the Plan for a standard early retirement allowance under Section 4.03 or a disability retirement allowance under Section 4.04 and shall not be considered as a break in Benefit Service nor be considered as Benefit Service for the purpose of computing the amount of any retirement allowance or vested benefit under the Plan. However, such leave of absence shall be included for the purposes of calculating the Benefit Service with respect to which the determination is made pursuant to Section 4.03(b) of whether a reduction for the commencement of benefit prior to Normal Retirement Date applies and for purposes of calculating the percentage of disability retirement allowance payable pursuant to Section 4.04 (b).
(ii)    With respect to an Employee who was in receipt of Worker’s Compensation benefits on December 31, 1995 as a result of such Employee’s employment with the Company, the continuous period on and after January 1, 1996 for which such benefits are paid to the Employee shall be recognized as Benefit Service for all purposes of the Plan and shall not be considered as a break in Benefit Service.

(d)	All Other Absences for Employees
(i)    No period of absence approved by the Company other than that specified in Section 2.02(c) above shall be recognized as Benefit Service for purposes of this Section 2.02.
(ii)    No other absence, other than the absence covered by the exception in clause (i) above, shall be recognized as Benefit Service for purposes of this Section 2.02 and any such absence shall be considered as a break in Benefit Service for purposes of this Section 2.02.
If the Employee was eligible for a vested benefit under Section 4.05 at the time of a break in service, Benefit Service under Section 2.02(a) above before the Employee’s absence shall be immediately recognized as Benefit Service for purposes of Section 2.02(a) above upon his or her return to service and Benefit Service under Sections 2.02(b) and (c) above both before and after the Employee’s absence shall be immediately recognized as Benefit Service for purposes of Sections 2.02(b) and (c) above upon his or her return to service.
If the Employee was not eligible for a vested benefit under Section 4.05 at the time of a break in service, Benefit Service under Section 2.02(b) above shall begin from the date of the Employee’s return to the employ of the Company. However, any Benefit Service prior to January 1, 1996 rendered prior to such break in service shall be included as Benefit Service for purposes of Section 2.02(a) above and any Benefit Service on or after January 1, 1996 shall be included as Benefit Service for purposes of Sections 2.02 (b) and (c) above only at the time that the Member bridges his or her Eligibility Service in accordance with the provisions of Section 2.01(e).

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ARTICLE 3 – MEMBERSHIP

3.01
Any employee or former employee of Rayonier Inc. at the Southeast Forest Resources (or its predecessor ITT Rayonier Incorporated at its Southeast Forest Operations) who is a participant in the Southeast Forest Plan as of December 31, 1995 shall become a Member of the Plan on January 1, 1996, but he or she shall not accrue any Eligibility Service or Benefit Service for purposes of this Appendix of the Plan unless he or she is employed by the Company or an Associated Company. Any former employee of Rayonier Inc. at the Southeast Forest Resources (or its predecessor ITT Rayonier Incorporated at its Southeast Forest Operations) who is entitled to receive a pension benefit or disability benefit under the Southeast Forest Plan as of December 31, 1995, or his or her spouse or Beneficiary, shall be eligible for and shall receive from this Plan benefits in the same amount and payable in accordance with the same terms as the pension benefit or disability benefit to which he or she was entitled under the Southeast Forest Plan as of December 31, 1995.

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ARTICLE 4 – BENEFITS

4.01	Normal Retirement Allowance

(b)
Benefit. Prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), the annual normal retirement allowance with respect to Benefit Service credited prior to January 1, 1996 and Benefit Service credited under Section 2.02(c)(ii) on and after January 1, 1996 payable on a lifetime basis upon retirement at such Member’s Normal Retirement Date, shall be equal to the sum of (i) and (ii) where:

(i)    equals his or her Southeast Forest Accrued Benefit; and
(ii)    equals $180.00 multiplied by his or her Benefit Service credited pursuant to Section 2.02(c)(ii).

4.02	Postponed Retirement Allowance

(b)
Benefit. Except as hereinafter provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), the annual postponed retirement allowance with respect to Benefit Service credited prior to January 1, 1996 and Benefit Service credited under Section 2.02(c)(ii) on and after January 1, 1996 payable on a lifetime basis upon retirement at a Member’s Postponed Retirement Date shall be equal to the annual normal retirement allowance to which the Member would have been entitled under Section 4.01(b) based on such Benefit Service had he or she retired on his or her Normal Retirement Date, increased by an amount which is the Actuarial Equivalent Value of the monthly payments which would have been payable with respect to such Benefit Service with respect to each month in which he or she completed less than 40 Hours of Service. Any monthly payment determined under this Paragraph (b) with respect to any such month in which he or she completed less than 40 Hours of Service shall be computed as if the Member had retired on his or her Normal Retirement Date.

(c)
Benefit for Member in Active Service After He or She Attains Age 70½. In the event a Member’s retirement allowance is required to begin under Section 4.10 while the Member is in active service, the January 1 immediately following the calendar year in which the Member attained age 70½ shall be the Member’s Annuity Starting Date for purposes of this Article 4 and the Member shall receive a postponed retirement allowance commencing on that January 1 in an amount determined as if he or she had retired on such date. As of each succeeding January 1 prior to the Member’s actual Postponed Retirement Date and as of his or her actual Postponed Retirement Date, the Member’s retirement allowance shall be reduced by the Equivalent Actuarial Value of the total payments of his or her postponed retirement allowance made with respect to each month of continued employment in which he or she completed at least 40 Hours of Service and which were paid prior to each such recomputation, provided that no such reduction shall reduce the Member’s postponed retirement allowance below the amount of postponed retirement allowance payable to the Member immediately prior to the recomputation of such retirement allowance.

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4.03	Standard Early Retirement Allowance

(a)
Eligibility. A Member who has not reached his or her Normal Retirement Date but has, prior to his or her termination of employment reached the 55th anniversary of his or her birth and completed 15 years of Benefit Service (as determined in accordance with Sections 2.02 (a), (b) and (c)), is eligible to retire on a standard early retirement allowance on the first day of the calendar month next following termination of employment, which date shall be the Member’s Early Retirement Date.

(b)
Benefit. Except as hereinafter provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), the standard early retirement allowance with respect to Benefit Service credited prior to January 1, 1996 and Benefit Service credited under Section 2.02(c)(ii) on and after January 1, 1996 shall be an allowance deferred to commence on the Member’s Normal Retirement Date and shall be equal to the sum of (i) and (ii) where:

(i)	equals his or her Southeast Forest Accrued Benefit; and

(ii)	equals $180.00 multiplied by his or her Benefit Service credited pursuant to Section 2.02(c)(ii).
The Member may, however, elect to receive an early retirement allowance commencing on the last day of the month in which his or her Early Retirement Date occurs or on the last day of any calendar month before his or her Normal Retirement Date specified in his or her later request therefor; provided, however, that in the event the Member had not attained age 62 and completed at least 20 years of Benefit Service (as determined in accordance with Sections 2.02(a), (b) and (c)) as of the date he or she terminated employment, such retirement allowance shall be a reduced amount which, prior to adjustment in accordance with Sections 4.06(a) and 4.07(a) shall be equal to his or her Southeast Forest Accrued Benefit reduced by 1/180th for each month up to 60 months by which the commencement date of his or her retirement allowance precedes his or her Normal Retirement Date and further reduced by 1/360th for each such month in excess of 60 months.

4.04	Disability Retirement Allowance

(a)
Eligibility. A Member who has completed ten years of Benefit Service (determined in accordance with Sections 2.02(a), (b) and (c)) who incurs a Total and Permanent Disability is eligible to retire on a disability retirement allowance on the first day of the calendar month next following the date the Member is determined to be so disabled by the Company based on a qualified medical evidence, which date shall be the Member’s Disability Retirement Date.

(b)
Benefit. Except as herein provided and prior to any adjustment in accordance with Section 4.07(b)(ii), the disability retirement allowance shall commence on the last day of the calendar month in which the Member’s Disability Retirement Date occurs and shall be equal to the sum of (i) and (ii) where:

(i)    equals his or her Southeast Forest Accrued Benefit; and
(ii)    equals $180.00 multiplied by his or her Benefit Service credited pursuant to Section 2.02(c)(ii);

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multiplied by the percentage set forth below based on his or her years of Benefit Service (as determined in accordance with Sections 2.02(a), (b) and (c)):

Years of Benefit Service	Percentage

10	50%
11	60
12	70
13	80
14	90
15 or more	100
(The above percentages are to be interpolated to reflect fractional years of Benefit Service.)

Notwithstanding the preceding sentence, if a Member is awarded a Public Disability Benefit, the disability retirement allowance payable prior to his or her Normal Retirement Date shall be reduced by the amount of the Company-provided Public Disability Benefit. On and after the Member’s Normal Retirement Date, the disability retirement allowance, which shall be calculated without regard to any adjustment prior to the Member’s Normal Retirement Date made pursuant to Section 4.07(b)(ii), will be adjusted, if applicable, in accordance with Sections 4.06(a) and 4.06(b).

(c)
Benefit Discontinuance. In the event such Member’s disability retirement allowance is discontinued as herein provided and he or she is not restored to service as an employee, he or she shall be entitled to retire on a standard early retirement allowance as of the first day of the calendar month next following such discontinuance or to receive a vested benefit commencing on the last day of the month in which his or her Normal Retirement Date occurs, provided that, in the case of early retirement, at his or her Disability Retirement Date he or she had completed the eligibility requirements for the standard early retirement allowance. In either case, the standard early retirement allowance or vested benefit shall be computed on the basis of the Member’s Benefit Service as of the earlier of his or her Disability Retirement Date or January 1, 1996.

(d)
Medical Examination. Any Member who has not reached his or her Normal Retirement Date and who is claiming to be totally and permanently disabled may be required by the Company to submit to examination in a clinic or by a physician or physicians selected by the Company, and any question as to the existence of such disability shall be settled on the basis of such examination. Should any Member in receipt of a disability retirement allowance refuse to submit to such medical examination, his or her disability retirement allowance shall be discontinued until his or her withdrawal of such refusal, and should his or her refusal continue for a year, all rights in and to the disability retirement allowance shall cease; provided, however, that he or she shall be entitled to have his or her disability retirement allowance restored, prior to his or her Normal Retirement Date, if, on the basis of a medical examination by a physician or physicians designated by the Company, the Company finds that he or she has again lost earning capacity because of the same disability.

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4.05	Vested Benefit

(b)
Benefit. Prior to adjustment in accordance with Sections 4.06(a) and 4.07(a), the vested benefit payable to a Member shall be a benefit deferred to commence on the last day of the month in which the former Member’s Normal Retirement Date occurs and shall be equal to the sum of (i) and (ii) where:

(i)    equals his or her Southeast Forest Accrued Benefit; and
(ii)    equals $180.00 multiplied by his or her Benefit Service credited pursuant to Section 2.02(c)(ii).
On or after the date on which the former Member shall have reached the 55th anniversary of his or her birth, he or she may elect to receive a benefit commencing on the last day of any calendar month next following the 55th anniversary of his or her birth and prior to his or her Normal Retirement Date as specified in his or her request therefor, after receipt by the Plan Administration Committee of written application therefor made by the former Member and filed with the Plan Administration Committee. Upon such earlier payment, the vested benefit otherwise payable at the former Member’s Normal Retirement Date will be reduced by 1/180th for each month up to 60 months by which the commencement date of such payments precedes his or her Normal Retirement Date and further reduced by 1/360th for each such month in excess of 60 months.

4.06	Forms of Benefit Payment After Retirement

(a)	Automatic Forms of Payment
(i)    Automatic Joint and Survivor Annuity. If a Member or former Member who is married on his or her Annuity Starting Date has not made an election of an optional form of payment as provided in Section 4.06(b), the retirement allowance or vested benefit payable to such Member or former Member commencing on his or her Annuity Starting Date shall automatically be adjusted to provide (A) a reduced benefit payable to the Member or former Member during his or her life equal to his or her benefit otherwise payable without optional modification computed in accordance with Section 4.01, 4.02, 4.03, 4.04 or 4.05, as the case may be, multiplied by the appropriate factor contained in Table 1 of Schedule I and (B) a benefit payable after his or her death to his or her surviving spouse equal to 50% of the reduced benefit payable to the Member or former Member.
(ii)    Automatic Life Annuity. If a Member or former Member is not married on his or her Annuity Starting Date, the retirement allowance or vested benefit computed in accordance with Section 4.01, 4.02, 4.03, 4.04 or 4.05, as the case may be, shall be paid to the Member or former Member in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death, unless the Member or former Member is eligible for and makes an election of an optional form of payment under Section 4.06(b).
(iii)    A married former Member entitled to, but not in receipt of, a retirement allowance or vested benefit as of August 23, 1984 who terminated service on or after September 2, 1974, but before January 1, 1976, may elect, during the period beginning on August 23, 1984, and ending on his or her Annuity Starting Date, to have his or her

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retirement allowance or vested benefit payable in accordance with the provisions of this Section 4.06(a).

(b)	Optional Forms of Payment
(i)    Life Annuity Option. Any Member or former Member who retires or terminates employment with the right to a retirement allowance or vested benefit may elect, in accordance with the provisions of Section 4.06(d), to provide that the retirement allowance payable to him or her under Section 4.01, 4.02, 4.03 or 4.04 or the vested benefit payable to him or her under Section 4.05 shall be in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death.
(ii)    Contingent Annuity Option. Any Member or former Member who retires or terminates employment with the right to a retirement allowance in accordance with the provisions of Section 4.01, 4.02, 4.03, 4.04 or 4.05 may elect, in accordance with the provisions of Section 4.06(d), to convert the benefit otherwise payable to him or her without optional modification under Section 4.01, 4.02, 4.03, 4.04 or 4.05, as the case may be, into Option 1 or Option 2 below in order to provide that after his or her death, a lifetime benefit shall be payable to the person who, when the option became effective, was designated by him or her to be his or her contingent annuitant. The optional benefit elected shall be the Equivalent Actuarial Value of the retirement allowance otherwise payable without optional modification under Section 4.01, 4.02, 4.03, 4.04 or 4.05
Any Member or former Member who retires or terminates employment with the right to a retirement allowance or vested benefit and whose Annuity Starting Date is on or after January 1, 2008, may elect, in accordance with the provisions of Section 4.06(d), to convert the retirement allowance or vested benefit otherwise payable to him or her without optional modification into Option 3 below in order to provide that after his or her death, a lifetime benefit shall be payable to the person who, when the option became effective was designated by him or her to be his or her contingent annuitant. The optional benefit elected shall be the Equivalent Actuarial Value of the retirement allowance or vested benefit otherwise payable without optional modification.

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Option 1.
A reduced retirement allowance payable during the Member’s or former Member’s life with the provision that after his or her death a benefit equal to 100% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

Option 2.
A reduced benefit payable during the Member’s or former Member’s life with the provision that after his or her death a benefit equal to 50% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

Option 3.
A reduced retirement allowance payable during the Member’s or former Member’s life with the provision that after his or her death a benefit equal to 75% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

(c)
Required Notice. No less than 30 days and no more than 180 days before his or her Annuity Starting Date, the Plan Administration Committee shall furnish to each Member or former Member a written explanation in non-technical language of the terms and conditions of the Automatic Joint and Survivor Annuity and the Automatic Life Annuity as described in Section 4.06(a) and the optional forms of benefits described in Section 4.06(b). Such explanation shall include (i) a general description of the eligibility conditions for, the material features of and the relative values of the optional forms of payment under the Plan, (ii) any rights the Member or former Member may have to defer commencement of his or her retirement allowance or vested benefit, (iii) the requirement for Spousal Consent as provided in Section 4.06(d) and (iv) the right of the Member or former Member, prior to his or her Annuity Starting Date to make and to revoke elections under Section 4.06.

(d)	Election of Options. Subject to the provisions of this Section 4.06(d) and in lieu of the automatic forms of payment described in Section 4.06(a):
(i)    a Member may elect to receive his or her retirement allowance or vested benefit in the optional form of payment described in Section 4.06(b)(i);
(ii)    a Member who retires under the provisions of Section 4.01, 4.02, 4.03, 4.04 or 4.05 may elect to receive his or her retirement allowance in one of the optional forms of payment described in Option 1 or Option 2 under 4.06(b)(ii); and
(iii)    a Member who retires or terminates employment with the right to a retirement allowance or vested benefit and whose Annuity Starting Date is on or after January 1, 2008 may elect to receive his or her retirement allowance or vested benefit in the form described in Option 3 under Section 4.06(b)(ii).
Notwithstanding the preceding sentence, a Member who retired on a disability retirement allowance may only elect an optional form of payment under this Section 4.06 to take effect on his or her Normal Retirement Date. A married Member’s or a married former Member’s election of a Life Annuity form of payment under Section 4.06(b)(i) or any optional form of payment under Section 4.06(b)(ii) or (iii), which does not provide for monthly payments to his or her spouse for life after the Member’s or former Member’s death, in an amount equal to at least 50% but not more than 100% of the monthly amount payable under that form of payment to the Member or former Member and which is not of Equivalent Actuarial Value to the Automatic Joint and Survivor Annuity described in Section 4.06(a)(i), shall be effective

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only with Spousal Consent; provided that such Spousal Consent to the election has been received by the Plan Administration Committee.
Any election made under Section 4.06(a) or Section 4.06(b) shall be made on a form approved by the Plan Administration Committee and may be made during the 180-day period ending on the Member’s Annuity Starting Date, but not prior to the date the Member or former Member receives the written explanation described in Section 4.06(c). Any such election shall become effective on the Member’s or former Member’s Annuity Starting Date, provided the appropriate form is filed with and received by the Plan Administration Committee and may not be modified or revoked after his or her Annuity Starting Date. Any election made under Section 4.06(a) or Section 4.06(b) after having been filed, may be revoked or changed by the Member or former Member only by written notice received by the Plan Administration Committee before his or her election becomes effective on his or her Annuity Starting Date. Any subsequent elections and revocations may be made at any time and from time to time during the 180-day period ending on the Member’s or former Member’s Annuity Starting Date. A revocation shall be effective when the completed notice is received by the Plan Administration Committee. A re-election shall be effective on the Member’s or former Member’s Annuity Starting Date. If, however, the Member or the spouse or the contingent annuitant designated in the election dies before the election has become effective, the election shall thereby be revoked.
Notwithstanding the provisions of Paragraph (c) above, a Member may, after having received the notice, affirmatively elect to have his or her retirement allowance or vested benefit commence sooner than 30 days following his or her receipt of the notice, provided all of the following requirements are met:
(i)    the Plan Administration Committee clearly informs the Member that he or she has a period of at least 30 days after receiving the notice to decide when to have his or her retirement allowance or vested benefit begin, and if applicable, to choose a particular optional form of payment;
(ii)    the Member affirmatively elects a date for his or her retirement allowance or vested benefit to begin, and if applicable, an optional form of payment, after receiving the notice;
(iii)    the Member is permitted to revoke his or her election until the later of his or her Annuity Starting Date or seven days following the day he or she received the notice;
(iv)    payment does not commence less than seven days following the day after the notice is received by the Member; and
(v)    in the event a Member who is scheduled to commence receipt of a retirement allowance prior to his or her Normal Retirement Date or who retires on a Normal or Postponed Retirement Date elects an Annuity Starting Date that precedes the date he or she received the notice (the “retroactive Annuity Starting Date”), the following requirements are met:

(A)	the Member’s benefit must satisfy the provisions of Code Sections 415 and 417(e)(3), both at the retroactive Annuity Starting Date and at the actual commencement date;

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(B)
a payment equal in amount to the payments that would have been received by the Member had his or her benefit actually commenced on his retroactive Annuity Starting Date, plus interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually, shall be paid to the Member on his or her actual commencement date; and

(C)
the Member elects within the 120 day period following the Member’s termination of employment with the Company and all Associated Companies to receive benefits as of a retroactive Annuity Starting Date.

(D)	Spousal Consent to the retroactive Annuity Starting Date is required for such election to be effective unless:

(I)
the amount of the survivor annuity payable to the spouse determined as of the retroactive Annuity Starting Date under the form elected by the Member is no less than the amount the spouse would have received under the Qualified Joint and Survivor Annuity if the date payments commence were substituted for the retroactive Annuity Starting Date; or

(II)	the Member is not married on the actual commencement date and the Member’s spouse on the retroactive Annuity Starting Date is not treated as his spouse under a qualified domestic relations order.

(e)	Delayed Commencement of Normal Retirement Allowance
(i)    In the event a Member who has retired or otherwise terminated employment with the Company and all Associated Companies prior to his Normal Retirement Date has not filed an election designating an Annuity Starting Date prior to the 91st day preceding his Normal Retirement Date, the Plan Administration Committee shall mail the notice described in Section 4.06(c) to the Member’s last known address as indicated on Plan records at least 30 days prior to the Member’s Normal Retirement Date. The Member’s Normal Retirement Date shall be deemed to be the Member’s Annuity Starting Date. In the absence of a benefit election filed by the Member prior to his Normal Retirement Date in accordance with the provisions of Section 4.06(d), distribution of the Member’s retirement allowance shall be deemed to commence to the Member on his Normal Retirement Date in the normal form applicable to the Member as determined on the basis of Plan records. Such payments shall be held in the Plan’s trust and deemed forfeited until claim has been made by the Member.
(ii)    In the event the Member subsequently files a claim for payment, payment shall commence to the Member as soon as practicable in the amount that would have been payable to the Member if payments had commenced on the Member’s Normal Retirement Date. In addition, one lump sum payment shall be paid to the Member equal to the sum of the monthly payments that the Member would have received during the period beginning on his Normal Retirement Date and ending with the month preceding his actual commencement date, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually. The

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amount of the monthly payments shall be determined as of the Member’s Normal Retirement Date on the basis of the actual form of payment in which the Member’s retirement allowance is payable under Section 4.06(a) or Section 4.06(b). The lump sum shall be paid on or as soon as practicable following the date the Member’s retirement allowance commences.
In the event a Member’s marital status used to compute the Member’s retirement allowance under Section 4.06(a) was not accurate, the amount of the Member’s retirement allowance payable under this Section 4.06(e) shall be adjusted to reflect the Member’s correct marital status.
(iii)    In the event a Member entitled to a retirement allowance under the provisions of Section 4.06(e)(i) above dies prior to the commencement of his retirement allowance, upon claim by the Member’s personal representative, or if none, his estate, one lump sum payment shall be paid to the claimant equal to the lump sum amount calculated under Section 4.06(e)(ii) above that would have been paid to the Member for the period commencing on the Member’s Normal Retirement Date and ending with the month prior to his death, plus interest on that amount at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan year in which interest is paid, compounded annually, from the Member’s Normal Retirement Date to the date of payment of the lump sum amount to the Member’s personal representative, or if none, to his estate.
(iv)    In the event a Member who is entitled to a retirement allowance under the provisions of Section 4.06(e)(i) above dies prior to commencement of his retirement allowance and is survived by a spouse to whom he was married on his Normal Retirement Date, the Member’s surviving spouse shall be entitled to the survivor portion of the Member’s retirement allowance under the provisions of Section 4.06(a)(i), assuming the Member commenced payment under Section 4.06(a)(i) effective on his Normal Retirement Date. Such survivor retirement allowance shall commence as soon as practicable following the surviving spouse’s claim for the retirement allowance. In addition, one lump sum payment shall be paid to the surviving spouse equal to the sum of the monthly payments the surviving spouse would have received for the month of the Member’s date of death through the month preceding the month in which the survivor retirement allowance commences, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period for each Plan Year in which interest is paid, compounded annually.
(v)    In the event a Member’s retirement allowance otherwise scheduled to commence on his Normal Retirement Date is delayed because the Plan Administration Committee is unable to locate the Member and the Plan Administration Committee does not mail the notice described in Section 4.06(c) at least 30 days prior to the Member’s Normal Retirement Date, the Plan Administration Committee shall commence payment within 60 days after the date the Member is located. Unless the Member elects an optional form of payment in accordance with the provisions of Section 4.06(b), payment shall commence in the normal form applicable to the Member on his or her Annuity Starting Date. The retirement allowance payable to the Member shall be of Equivalent Actuarial Value to the retirement allowance otherwise payable to the Member on his Normal Retirement Date.

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In the event a Member whose retirement allowance is delayed beyond his or her Normal Retirement Date as described above dies prior to his or her Annuity Starting Date, and is survived by a spouse, the spouse shall be entitled to receive a survivor annuity under the provisions of Section 4.07(a)(ii) computed on the basis of the Equivalent Actuarial Value of the retirement allowance payable to the Member on his Normal Retirement Date.
(vi)    Notwithstanding the provisions of Section 4.06(e)(v) above, a Member described in the preceding subparagraph whose retirement allowance will be paid in the form of an annuity may elect, in lieu of the retirement allowance otherwise payable under Section 4.06(e)(v) above, to receive:

(A)
a lump sum payment equal to the sum of the monthly payments the Member would have received from his Normal Retirement Date to his Annuity Starting Date, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually. The amount of the monthly payments shall be determined on the basis of the form of payment in which the Member’s retirement allowance is payable under Section 4.06(a), as applicable; and

(B)	a retirement allowance in the amount that would have been payable to the Member if payments had commenced on the Member’s Normal Retirement Date in the form elected by the Member.
An election under this Section 4.06(e)(vi) shall be subject to the notice and spousal consent requirements set forth in Section 4.06(d) applicable to the election of an optional form of payment.

(f)
If a Member dies after his or her Annuity Starting Date, any payment continuing on to his or her spouse or contingent annuitant shall be distributed at least as rapidly as under the method of distribution being used as of the Member’s date of death.

4.07	Survivor’s Benefit Applicable Before the Annuity Starting Date

(a)	Automatic Pre‑Retirement Spouse’s Benefit
(i)    Automatic Pre‑Retirement Spouse’s Benefit Applicable Before Termination of Employment. The surviving spouse of a Member who has completed five years of Eligibility Service and who does not have an effective election of the optional Pre‑Retirement Survivor’s Benefit under Section 4.07(b)(i) shall automatically receive a benefit payable under the automatic Pre‑Retirement Spouse’s Benefit of this Section 4.07(a)(i) in the event said Member should die after the effective date of coverage hereunder and before termination of employment. The benefit payable to the Member’s spouse shall be equal to 50% of the benefit the Member would have received if the retirement allowance or vested benefit the Member was entitled to at his or her date of death had commenced as of the month in which his or her Normal Retirement Date would have occurred (or as of the month following the month in which his or her date of death occurred, if later) in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a)(i). Such benefit shall be payable for the life of

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the spouse commencing as of the month in which the Member’s Normal Retirement Date would have occurred (or the month next following the month in which the Member’s date of death occurred, if later). However, the Member’s spouse may elect, by written application filed with the Plan Administration Committee, to have payments begin as of the last day of any calendar month on or after the date the former Member would have reached the 55th anniversary of his or her birth.
If the Member’s spouse elects to commence payment of the automatic Pre‑Retirement Spouse’s Benefit prior to what would have been the Member’s Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on the standard early retirement allowance or vested benefit to which the Member would have been entitled, had the Member elected to have payments commence to himself or herself on such earlier date in accordance with the provisions of Section 4.03(b) or Section 4.05(b).
However, if a Member or former Member had elected Option 1 or Option 3 under Section 4.06(b)(ii) within the 180-day period preceding his or her Annuity Starting Date, with his or her spouse as contingent annuitant, the amount of benefit payable to the spouse shall be based on the provisions of such elected Option, in lieu of the provisions of this Section 4.07(a)(ii).
Coverage hereunder shall be applicable to a married Member in active service who has satisfied the eligibility requirements for a retirement allowance under Section 4.01(a), 4.02(a) or 4.03(a) or a vested benefit under Section 4.05(a) and shall become effective on the date the Member marries and shall cease on the earlier of (i) the date such active Member’s marriage is legally dissolved by a divorce decree or (ii) the date such active Member’s spouse dies.
(ii)    Automatic Pre‑Retirement Spouse’s Benefit Applicable During Disability Retirement. The surviving spouse of a Member who is receiving a disability retirement allowance under Section 4.04 and who does not have an effective election of the optional Pre‑Retirement Survivor’s Benefit under Section 4.07(b)(ii) shall automatically receive a benefit payable under the automatic Pre‑Retirement Spouse’s Benefit of this Section 4.07(a)(ii) in the event said Member should die after the effective date of coverage thereunder and before Normal Retirement Date. The benefit payable to the Member’s spouse shall be equal to 50% of the benefit the Member was receiving prior to his date of death multiplied by the applicable factor in Table 1 of Schedule I based on the ages of the Member and his or her spouse on the Member’s date of death. Such benefit shall be payable for the life of the spouse commencing as of the last day of the month of the Member’s death.
However, if a Member had elected Option 1 under Section 4.06(b)(ii) within the 180‑day period preceding his or her Annuity Starting Date, with his or her spouse as contingent annuitant, the amount of benefit payable to the spouse shall be based on the provisions of Option 1, in lieu of the provisions of this Section 4.07(a)(ii).
Coverage hereunder shall be applicable to a married Member who has satisfied the eligibility requirements for a disability retirement allowance under Section 4.04(a) and shall become effective on the date the Member marries and shall cease on the earliest of (i) the date such Member’s marriage is legally dissolved by a divorce decree or (ii) the date such Member’s spouse dies.

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(iii)    Automatic Pre‑Retirement Spouse’s Benefit Applicable Upon Termination of Employment. In the case of a Member or former Member who is married and entitled to a standard early retirement allowance under Section 4.03 or a vested benefit under Section 4.05, the provisions of this Section 4.07(a)(iii) shall apply to the period between the date his or her services are terminated or the date, if later, the Member or former Member is married and his or her Annuity Starting Date, or other cessation of coverage as later specified in this Section 4.07(a)(iii).
In the event of a married Member’s or former Member’s death during any period in which these provisions have not been waived or revoked by the Member or former Member and his or her spouse, the benefit payable to the Member’s or former Member’s spouse shall be equal to 50% of the standard early retirement allowance or vested benefit the Member or former Member would have received as of the month in which his or her Normal Retirement Date would have occurred if he or she had elected to receive such benefit in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a).
The spouse’s benefit shall be payable for the life of the spouse commencing as of the month in which the Member’s or former Member’s Normal Retirement Date would have occurred. However, the Member’s or former Member’s spouse may elect, by written application filed with the Plan Administration Committee, to have payments begin as of any month following the month in which the Member or former Member would have reached the 55th anniversary of his or her birth (or following the month in which his or her date of death occurred, if later). If the Member’s or former Member’s spouse elects to commence payment of this automatic Pre‑Retirement Spouse’s Benefit prior to what would have been the Member’s or former Member’s Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on the standard early retirement allowance or vested benefit to which the Member or former Member would have been entitled, had the Member or former Member elected to have payments commence to himself or herself on such earlier date in accordance with the provisions of Section 4.03(b) or Section 4.05(b).
However, if a Member or former Member had elected Option 1 under Section 4.06(b)(ii) within the 180-day period preceding his or her Annuity Starting Date, with his or her spouse as contingent annuitant, the amount of benefit payable to the spouse shall be based on the provisions of Option 1, in lieu of the provisions of this Section 4.07(a)(iii).
The vested benefit payable to a former Member whose spouse is covered under this Section 4.07(a)(iii), or if applicable, the benefit payable to his or her spouse upon his or her death shall be reduced by the applicable percentages shown below. Such reduction shall apply to each month during which coverage is in effect for at least one day; provided, however, no reduction shall be made with respect to any period before the later of (1) the date the Plan Administration Committee furnishes the former Member the notice of his or her right to waive the automatic Pre‑Retirement Spouse’s Benefit or (2) the commencement of the election period specified in Section 4.07(c) below.

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ANNUAL REDUCTION FOR SPOUSE’S COVERAGE
AFTER TERMINATION OF EMPLOYMENT
OTHER THAN RETIREMENT

Age    Reduction

Less than 40    1/10 of 1% per year
40 but prior to 50    2/10 of 1% per year
50 but prior to 55    3/10 of 1% per year
55 but prior to 60    5/10 of 1% per year
60 but less than 65    1% per year

(b)
Optional Pre‑Retirement Survivor’s Benefit. The term “Beneficiary” for purposes of this Section 4.07(b) shall mean any person named by the Member by written designation to receive benefits payable under the optional Pre‑Retirement Survivor’s Benefit; provided, however, that for any married Member the term “Beneficiary” shall automatically mean the Member’s spouse and any prior designation to the contrary will be canceled, unless the Member, with Spousal Consent, designates otherwise. An election of a nonspouse Beneficiary by a married Member shall be effective only if accompanied by Spousal Consent and such Spousal Consent has been received by the Plan Administration Committee. The Plan Administration Committee shall resolve any questions arising hereunder as to the meaning of “Beneficiary” on a basis uniformly applicable to all Members similarly situated.

(i)    Optional Pre‑Retirement Survivor’s Benefit in Active Service After Normal Retirement Date. A Member in active service after his or her Normal Retirement Date may elect a Pre‑Retirement Survivor’s Benefit with a nonspouse Beneficiary pursuant to this Section 4.07(b)(i); provided, however, that if such Member is married, he or she must first make an effective waiver of the automatic Pre‑Retirement Spouse’s Benefit under Section 4.07(a)(i) pursuant to Section 4.07(c).
In the event of a Member’s death during any period in which the Pre‑Retirement Survivor’s Benefit provided in this Section 4.07(b)(i) is in effect, the benefit payable to the Member’s Beneficiary shall be equal to 50% of the retirement allowance the Member would have received on his or her date of death if he or she had elected to receive such benefit in the form of Option 2 under Section 4.06(b)(ii). The Pre‑Retirement Survivor’s Benefit shall be payable for the life of the Beneficiary commencing on the last day of the month following the Member’s death.
(ii)    Optional Pre‑Retirement Survivor’s Benefit During Disability. In the case of a Member retired due to disability under the provisions of Section 4.04, the provisions of this Section 4.07(b)(ii) shall apply to the period between his or her Disability Retirement Date and his or her Normal Retirement Date.
The Member may elect the optional Pre‑Retirement Survivor’s Benefit under Option A or B below; provided, however, that a married Member may not elect Option A below with his spouse as Beneficiary.
Option A. The disability retirement allowance payable to the Member prior to his or her Normal Retirement Date shall be equal to the retirement allowance the Member would have received on his or her Disability Retirement Date if

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he or she had elected to receive such retirement allowance in the form of Option 2 under Section 4.06(b)(ii). In the event of the Member’s death during any period in which this Option A is in effect, the benefit payable during the life of, and to, his or her Beneficiary shall be equal to 50% of the Member’s disability retirement allowance calculated in accordance with the prior sentence, and shall commence on the last day of the month following the Member’s death.
Option B. The disability retirement allowance payable to the Member prior to his or her Normal Retirement Date shall be equal to the retirement allowance the Member would have received on his or her Disability Retirement Date if he or she had elected to receive such retirement allowance in the form of Option 1 under Section 4.06(b)(ii). In the event of the Member’s death during any period when this Option B is in effect, the benefit payable during the life of, and to, his or her Beneficiary shall be equal to 100% of the Member’s disability retirement allowance calculated in accordance with the prior sentence, and shall commence on the last day of the month following the Member’s death.
A Member who is eligible for a disability retirement allowance under Section 4.04 may elect the optional Pre‑Retirement Survivor’s Benefit pursuant to this Section 4.07(b)(ii); provided, however, that if such Member is married and elects a Beneficiary other than his or her spouse, he or she must first make an effective waiver of the automatic Pre‑Retirement Spouse’s Benefit under Section 4.07(a)(ii) pursuant to Section 4.07(c). In order to elect the optional Pre‑Retirement Survivor’s Benefit under this Section 4.07(b)(ii), the Member shall, at his or her Disability Retirement Date, complete such forms as are required under this Section 4.07(b)(ii), and if he or she elects this optional Pre‑Retirement Survivor’s Benefit, coverage hereunder shall be effective as of his or her Disability Retirement Date. A Member will be deemed to have waived coverage under this Section 4.07(b)(ii) if he or she does not file the appropriate forms with the Plan Administration Committee at his or her Disability Retirement Date.

(c)
The Plan Administration Committee shall furnish to each Member and former Member a written explanation which describes (i) the terms and conditions of the automatic Pre‑Retirement Spouse’s Benefit and the optional Pre‑Retirement Survivor Benefit, (ii) the Member’s or former Member’s right to make, and the effect of, an election to waive the automatic Pre‑Retirement Spouse’s Benefit and to elect the optional Pre‑Retirement Survivor’s Benefit, (iii) the rights of the Member’s or former Member’s spouse, and (iv) the right to make, and the effect of, a revocation of such a waiver. Such written explanation shall be furnished (A) to each Member in active service within the period beginning one year prior to his or her attainment of his or her Normal Retirement Date and ending one year after his or her attainment thereof, (B) to each Member or former Member who has terminated service before the first anniversary of the date he or she terminated service, and (C) to each Member eligible for a disability retirement allowance before his or her Disability Retirement Date, and shall be furnished to such Member or former Member even though he or she is not married.

The period during which the Member may make an election to waive the automatic Pre‑Retirement Spouse’s Benefit provided under Section 4.07(a)(i) and to elect in lieu thereof the optional Pre‑Retirement Survivor’s Benefit under Section 4.07(b)(i) shall begin no later than his or her Normal Retirement Date and end on his or her Annuity Starting Date,

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or if earlier, his or her date of death. The period during which the Member may make an election to waive the automatic Pre‑Retirement Spouse’s Benefit provided under Section 4.07(a)(ii) and to elect in lieu thereof the optional Pre‑Retirement Survivor’s Benefit under Section 4.07(b)(ii) shall begin no later than on the date he or she becomes disabled and end on his or her Disability Retirement Date. The period during which the former Member may make an election to waive the automatic Pre‑Retirement Spouse’s Benefit provided under Section 4.07(a)(iii) shall begin no later than the date his or her employment terminates and end on his or her Annuity Starting Date, or if earlier, his or her date of death. Any waiver, revocation or re-election of the automatic Pre‑Retirement Spouse’s Benefit shall be made on a form provided by the Plan Administration Committee and any waiver or revocation shall require Spousal Consent. If, upon termination of employment, the former Member waives coverage hereunder in accordance with administrative procedures established by the Plan Administration Committee for all Members similarly situated, such waiver shall be effective as of the former Member’s Severance Date. Any later re-election or revocation under Section 4.07(a)(iii) shall be effective when the completed form is received by the Plan Administration Committee. If a Member or former Member dies during the period when a waiver is in effect, there shall be no benefits payable to his or her spouse under the provisions of this Section 4.07, unless an effective election under Section 4.07(b)(i) or (ii) is in effect and the spouse is the Beneficiary.
Except as described above in the event of a waiver or revocation, coverage under Section 4.07(a)(i), (ii) or (iii) shall cease to be effective upon a Member’s or former Member’s Annuity Starting Date, or upon the date a Member’s or former Member’s marriage is legally dissolved by a divorce decree, or upon the death of the spouse, whichever event shall first occur.
Coverage under Section 4.07(b)(i) shall cease to be effective upon a Member’s Annuity Starting Date, upon the death of the Beneficiary, or upon the marriage of an unmarried Member, whichever event shall first occur. Coverage under Section 4.07(b)(ii) shall cease to be effective upon a Member’s Annuity Starting Date, upon the death of the Beneficiary, upon the marriage of an unmarried Member, or upon the cessation of a Member’s Total and Permanent Disability, whichever event shall first occur.

(d)
Any election made under Section 4.07 (including any waiver or revocation thereof) shall be made on a form approved by and filed with the Plan Administration Committee and in accordance with the term “Beneficiary” as defined in this Section 4.07.

(e)
Notwithstanding the provisions of Section 4.07(a), a Member or former Member whose employment terminated on or after January 1, 1976 and prior to August 23, 1984 and who is entitled to a retirement allowance or vested benefit pursuant to the provisions of Section 4.03 or 4.05, but who is not yet in receipt thereof, may elect, on or after August 23, 1984 and prior to the commencement of such retirement allowance or vested benefit, to have the provisions of Section 4.07(a)(iii) apply to him or her.

4.10	Payment of Benefits

(a)
Unless otherwise provided under an optional benefit elected pursuant to Section 4.06, the survivor’s benefit available under Section 4.07 or the provisions of Section 4.10(e)(ii), all retirement allowances, vested benefits or other benefits payable will be paid in monthly installments for each month beginning with (i) the month in which the Member has reached his or her Normal Retirement Date and has retired from active service, (ii) the month in

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which a Member has reached his or her Postponed Retirement Date and retired from active service, (iii) the month next following the month in which a Member or former Member files a proper application requesting commencement of his or her vested benefit, standard early retirement allowance or disability retirement allowance, or (iv) the month in which benefits under an optional benefit under Section 4.06 or the survivor’s benefits under Section 4.07 become payable, whichever is applicable. Such monthly installments shall cease with the payment for the month preceding the month in which the recipient dies. In no event shall a retirement allowance or vested benefit be payable to a Member who continues in or resumes active service with the Company or an Associated Company for any period between his or her Normal Retirement Date and Postponed Retirement Date, except as provided in Sections 4.02(c) and 4.10(e).

(b)
Effective January  1, 1998 through March 27, 2005, in any case, a lump sum payment equal to the retirement allowance or vested benefit payable under Section 4.01, 4.02, 4.03, 4.04 or 4.05 or the Pre-Retirement Spouse’s Benefit payable under Section 4.07(a) multiplied by the appropriate factor contained in Table 3 of Schedule I shall be made in lieu of any retirement allowance or vested benefit payable to a Member or former Member or any Pre-Retirement Spouse’s Benefit payable to a spouse of a Member or a former Member, if the lump sum present value of such benefit amounts to $5,000 or less. In no event shall that adjustment factor produce a lump sum that is less than the amount determined by using the IRS Mortality Table and IRS Interest Rate. The lump sum payment shall be made as soon as administratively practicable following the date the Member has terminated employment or died, but in any event prior to the date his or her benefit payment would have otherwise commenced.

Effective March 28, 2005, a lump sum payment shall be made in lieu of all benefits in the event:
(i)    the Member’s Annuity Starting Date occurs on or after his Normal Retirement Date and the present value of his benefit determined as of his Annuity Starting Date amounts to $5,000 or less, or
(ii)    the Member’s Annuity Starting Date occurs prior to his Normal Retirement Date and the present value of his benefit determined as of his Annuity Starting Date amounts to $1,000 or less.
In determining the amount of a lump sum payment payable under this paragraph, the lump sum present value shall mean a benefit, in the case of a lump sum benefit payable prior to a Member's Normal Retirement Date, of equivalent value to the benefit which would otherwise have been provided commencing at the Member's Normal Retirement Date. The determination as to whether a lump sum payment is due shall be made as soon as practicable following the Member’s termination of service. Any lump sum benefit payable shall be made as soon as practicable following the determination that the amount qualifies for distribution under the provisions of this Appendix, Section 4.10. In no event shall a lump sum payment be made following the date retirement benefit payments have commenced as an annuity.
Effective March 28, 2005, in the event the lump sum present value of a Member’s retirement allowance or vested benefit exceeds $1,000 but does not exceed $5,000, the Member may elect to receive a lump sum payment of such allowance or benefit. The election shall be made in accordance with such administrative rules as the Plan Administration Committee shall prescribe. The Member may elect to receive the lump sum payment as soon as

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practicable following his termination of employment or as of the first day of any later month that precedes his Normal Retirement Date. Spousal Consent to the Member’s election of the lump sum is not required. A Member who is entitled to elect a distribution under this paragraph shall not be entitled to receive payment in any other form of payment offered under the Plan.
Notwithstanding the provisions of Section 4.07 of this Appendix, a lump sum payment shall be paid to the spouse in lieu of the monthly Pre-Retirement Spouse’s Benefit payable under Section 4.07(a) if the lump sum present value of the benefit amounts to $5,000 or less. The lump sum payment shall be made as soon as practicable following the determination that the amount qualifies for distribution under this Section. In no event shall a lump sum payment be made following the date payments have commenced to the surviving spouse as an annuity.
For purposes of this Section, the lump sum present value shall be determined by using the IRS Mortality Table and IRS Interest Rate.
In the event a Member is not entitled to any retirement allowance or vested benefit upon his termination of employment, he shall be deemed “cashed-out” under the provisions of Section 4.10(b) of this Appendix as of the date he terminated service. However, if a Member described in the preceding sentence is subsequently restored to service, the provisions of Sections 3.06 of the Plan and Section 4.11 of this Appendix shall apply to him without regard to such sentence.

4.11	Reemployment of Former Member or Retired Member

(b)	Optional Forms of Pension Benefits. If the Member is reemployed, any previous election of an optional benefit under Section 4.06 or a survivor’s benefit under Section 4.07 shall be revoked.

(c)	Benefit Payments at Subsequent Termination or Retirement
(i)    In accordance with the procedure established by the Plan Administration Committee on a basis uniformly applicable to all Members similarly situated, upon the subsequent retirement of a Member in service after his or her Normal Retirement Date, payment of such Member’s retirement allowance shall resume no later than the third month after the final month during the reemployment period in which he or she completes at least 40 Hours of Service.
(ii)    Upon the subsequent retirement or termination of employment of a retired or former Member, the Plan Administration Committee shall, in accordance with rules uniformly applicable to all Members similarly situated, determine the amount of vested benefit or retirement allowance which shall be payable to such Member at such subsequent retirement or termination. Such vested benefit or retirement allowance shall be reduced by an amount of Equivalent Actuarial Value to the benefits, if any, other than disability retirement allowance payments, he or she received before the earlier of the date of his or her restoration to service or his or her Normal Retirement Date, provided that no such reduction shall reduce such retirement allowance or vested benefit below the original amount of retirement allowance or vested benefit earned but not received or retirement allowance or vested benefit previously received by such Member in accordance with the terms of the Plan in effect during such previous employment,

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adjusted to reflect the election of any survivor’s benefits pursuant to Section 4.07(a)(iii).

4.16	Minimum Adjusted Benefit

(a)
The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment on or after October 1, 1985, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Southeast Forest Plan as in effect on September 30, 1985 based on Benefit Service rendered up to and including September 30, 1985.

(b)
The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment on or after January 1, 1989, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Southeast Forest Plan as in effect on December 31, 1988, based on Benefit Service rendered up to and including December 31, 1988.

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APPENDIX E
SCHEDULE I

Actuarial Equivalent Value factors to be used with respect to Members who retire or terminate at the Southern Wood Piedmont Company location, subject to the provisions of Section 4.06 of this Appendix E.

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APPENDIX F
RETIREMENT PLAN FOR SALARIED EMPLOYEES OF
RAYONIER INC.
(Port Angeles Pulp Mill, Grays Harbor Pulp Mill, Rayonier Research Center)
This Appendix F, effective as of June 1, 1998, is applicable with respect to employees or former employees of Rayonier Inc. (or its predecessor ITT Rayonier Incorporated) at the Port Angeles Pulp Mill, the Grays Harbor Pulp Mill and the Rayonier Research Center (formerly known as the Olympic Research Division) who are entitled to a pension benefit under the Employees Retirement Income Plan for Rayonier Incorporated Bargaining Unit Employees at Port Angeles Pulp Mill, the Grays Harbor Pulp Mill and the Rayonier Research Center as of May 31, 1998, and their spouses and beneficiaries. This Appendix F constitutes an integral part of the Plan and sets forth the particulars concerning:
(i)    The definition of “Accrued Benefit”, “Annuity Starting Date”, “Benefit Service”, “Eligibility Service”, “Equivalent Actuarial Value”, “Normal Retirement Date”, “Postponed Retirement Date”, “Northwest Mills Plan”, “Public Disability Benefit”, and “Total and Permanent Disability”.
(ii)    The determination of Eligibility Service as referred to in Section 2.01 of the Plan.
(iii)    The determination of Benefit Service as referred to in Section 2.02 of the Plan.
(iv)    The eligibility requirements for membership as referred to in Article 3 of the Plan.
(v)    The determination of the amount of normal retirement allowance as referred to in Section 4.01(b) of the Plan.
(vi)    The determination of the amount of postponed retirement allowance as referred to in Section 4.02(b) and (c) of the Plan.
(vii)    The eligibility requirements for the standard early retirement allowance referred to in Section 4.03(a) of the Plan.
(viii)    The determination of the amount of the standard early retirement allowance referred to in Section 4.03(b) of the Plan.
(ix)    The eligibility requirements for a disability retirement allowance.
(x)    The determination of the amount of a disability retirement allowance.
(xi)    The eligibility requirements for a vested benefit as referred to in Section 4.05(a) of the Plan.
(xii)    The determination of the amount of vested benefit as referred to in Section 4.05(b) of the Plan.
(xiii)    The forms of benefit payment after retirement as referred to in Section 4.06 of the Plan.
(xiv)    The survivor’s benefit applicable before retirement as referred to in Section 4.07 of the Plan.
(xv)    The provisions for payment of benefits as referred to in Section 4.10(a) of the Plan.

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(xvi)    The determination of the amount of an automatic lump sum payment as referred to in Section 4.10(b) of the Plan.
(xvii)    The effect of reemployment on the election of an optional form of benefit as referred to in Section 4.11(b) of the Plan.
(xviii)    The determination of the amount of benefit payable to a reemployed Member upon his or her subsequent retirement as referred to in Section 4.11(c) of the Plan.
(xix)    The minimum adjusted benefit payable under the Plan.
(xx)    The special provisions in the event of permanent closure of a location or major department.
Effective 11:59 p.m. on June 27, 2014, the Members and benefits represented by this Appendix shall be spun off from the Plan and transferred to the Retirement Plan for Salaried Employees of Rayonier Advanced Materials Inc. Following such spinoff and transfer, this Appendix shall cease to be part of the Plan.

Unless otherwise indicated, the section and paragraph references in this Appendix are to sections and paragraphs contained within this Appendix.

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ARTICLE 1 – DEFINITIONS

1.01	Accrued Benefit shall mean the accrued benefit under the Northwest Mills Plan as of May 31, 1998.

1.02
Annuity Starting Date shall mean the first day of the first period for which an amount is due on behalf of a Member or former Member as an annuity or any other form of payment under the Plan; provided, however, that in the case of a Member who retires under Section 4.04, Annuity Starting Date shall mean his or her Normal Retirement Date.

1.06	Benefit Service shall mean employment recognized as such for the purposes of determining eligibility for certain benefits and computing a benefit under the Plan as provided in Article 2.

1.14
Eligibility Service shall mean any employment recognized as such for the purposes of meeting the eligibility requirements for membership in the Plan and for eligibility for certain benefits under the Plan as provided in Article 2.

1.16
Equivalent Actuarial Value shall mean equivalent value of a benefit under the Plan determined on the basis of the applicable factors set forth in Schedule I, except as otherwise specified in the Plan. In any other event, Equivalent Actuarial Value shall be determined on the same actuarial basis utilized to compute the factors set forth in Schedule I.

1.25	Normal Retirement Date shall mean the first day of the calendar month next following the date the employee or former employee attains age 65, which is his or her Normal Retirement Age.

1.31
Postponed Retirement Date shall mean, with respect to an Employee who does not retire at Normal Retirement Date but who works after such date, the first day of the calendar month next following the date on which such Employee retires from active service. No retirement allowance shall be paid to the Employee until his or her Postponed Retirement Date, except as otherwise provided in Article 4.

1.43
Northwest Mills Plan shall mean the Employees Retirement Income Plan for Rayonier Incorporated Bargaining Unit Employees at the Port Angeles Pulp Mill, the Grays Harbor Pulp Mill and the Rayonier Research Center as in effect on the date specified in the Plan.

1.44
Public Disability Benefit shall mean disability payments or lump sum payments under any workers’ compensation or occupational diseases law, excluding fixed statutory payments for the loss of any bodily member, lump-sum payments for disfigurement, and except for reimbursement of legal fees, medical expenses, and expenses for training and rehabilitation, whether actual or anticipated. The amount of the deduction to be made from monthly disability retirement allowances in respect to any lump-sum payments under any workers’ compensation or occupational diseases law shall be determined by dividing the lump-sum payment by the maximum number of months or fractions thereof in the period provided by statute or regulation, provided the amount of such deduction shall be limited to the amount of monthly disability retirement allowance and shall be applicable for the number of months and fractions thereof in such maximum period.

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1.45
Total and Permanent Disability shall mean the total and permanent disablement of a Member if (a) through some unintentional cause, he or she has been totally disabled by bodily injury or disease or by mental derangement so as to be prevented thereby from engaging in any regular occupation or employment for remuneration or profit, and (b) such total disability is expected to be permanent and continuous during the remainder of his or her life, provided such disability is not incurred in service in the armed forces of any country, each as determined by the Plan Administration Committee on the basis of qualified medical evidence.

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ARTICLE 2 – SERVICE

2.01	Eligibility Service

(a)
(i)    Eligibility Service Prior to June 1, 1998 – Subject to the bridging breaks in service provisions of Section 2.01(e), a Member’s Eligibility Service shall include the “Vesting Service” credited to such Member under the Northwest Mills Plan as of May 31, 1998.

(ii)    Eligibility Service On and After June 1, 1998 - Except as otherwise provided in this Article 2, all uninterrupted employment with the Company or with an Associated Company rendered on and after June 1, 1998, and prior to the date such Member’s employment terminates shall be recognized as Eligibility Service for all Plan purposes. Notwithstanding the foregoing, with respect to any calendar year in which the employee completes at least 1,000 Hours of Service there shall be included in his or her Eligibility Service one full year of Eligibility Service.

(b)
Hours of Service – “Hours of Service” shall include hours worked and hours for which a person is compensated by the Company or by an Associated Company for the performance of duties for the Company or an Associated Company, although he or she has not worked (such as: paid holidays, paid vacation, paid sick leave or time during which an Employee is receiving benefits under a Company-sponsored sickness and accident plan, paid time off and back pay for the period for which it was awarded), and each hour shall be computed as only one hour, even though he or she is compensated at more than the straight time rate. This definition of “Hours of Service” shall be applied in a consistent and non-discriminatory manner in compliance with 29 Code of Federal Regulations, Section 2530.200b-2(b) and (c) as promulgated by the United States Department of Labor and as may hereafter be amended.

(c)
Certain Absences to be Recognized as Eligibility Service – Except as otherwise indicated in this Article 2, the following periods of absence shall be recognized as Eligibility Service under the Plan and shall not be considered as breaks in Eligibility Service:

(i)    The period of any leave of absence granted in respect of service with the armed forces of the United States on or after June 1, 1998, provided the Employee shall have returned to the service of the Company or an Associated Company in accordance with reemployment rights under applicable law and shall have complied with all of the requirements of such law as to reemployment.
(ii)    The period on or after June 1, 1998, of any leave of absence approved by the Company, provided the Employee shall have returned to the service of the Company or an Associated Company upon the expiration of such approved leave.
(iii)    The period on or after June 1, 1998, of layoff with recall rights under the rules in effect at the Employee’s plant location, provided the Employee returns to active employment upon recall from layoff and the Employee’s layoff does not extend beyond the period during which he or she has recall rights.
If an Employee fails to return to active employment upon expiration of the approved absences specified in Subparagraphs (i) or (ii) above, or if an Employee fails to return to

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active employment upon recall from layoff or if his or her layoff extends beyond the period during which he or she has recall rights, such periods of approved absence or layoff shall not be considered as Eligibility Service under the Plan.

(d)
Breaks in Service – All calendar years other than the calendar year in which the employee is hired, retires or dies, or calendar years in which an absence specified in Paragraph (c) above occurs and such absence is considered as Eligibility Service, in which an employee does not work at least one day shall be considered as breaks in Eligibility Service; provided, however, that in no event shall there be a break in Eligibility Service unless the employee’s employment with the Company or an Associated Company is terminated.

(e)	Bridging Breaks in Service
(i)    If an Employee has a break in service and such Employee was eligible for a vested benefit under Section 4.05 at the time of his or her break in service, except as otherwise provided in Section 4.11, employment both before and after the Employee’s absence shall be immediately recognized as Eligibility Service, subject to the provisions of this Section 2.01, upon his or her return to the employ of the Company or an Associated Company.
(ii)    If an Employee has a break in service and such Employee was not eligible for a vested benefit under Section 4.05 at the time of his or her break in service, Eligibility Service shall begin from the date of his or her return to the employ of the Company or an Associated Company. If such Employee returns to the employ of the Company or an Associated Company and the period of the Employee’s break is less than the greater of (1) five years or (2) the Eligibility Service rendered prior to such break, the service prior to such break shall be included as Eligibility Service, subject to the provisions of this Section 2.01, only upon completion of one year of Eligibility Service following his or her break in service. However, if the period of the Employee’s break in service equals or exceeds the greater of (1) five years or (2) the Eligibility Service rendered prior to such break, the service rendered prior to such break shall not be included as Eligibility Service.

2.02	Benefit Service

(a)
Benefit Service Prior to June 1, 1998 – Subject to the restoration of Benefit Service provisions of Section 2.02(d)(ii), Benefit Service shall include the “Benefit Service” credited to such Member under the Northwest Mills Plan as of May 31, 1998.

(b)
Employment On or After June 1, 1998, With the Company or an Associated Company – Each calendar month on or after June 1, 1998, in which the Employee completes at least one Hour of Service shall be recognized as one month of Benefit Service for the purpose of meeting the eligibility requirements of the Plan for a standard early retirement allowance under Section 4.03 or a disability retirement allowance under Section 4.04, but not for the purpose of computing the amount of any retirement allowance or vested benefit under the Plan. However, such uninterrupted employment shall be included for the purposes of calculating the Benefit Service with respect to which the determination is made pursuant to Section 4.03(b) of whether a reduction for the commencement of benefits prior to Normal Retirement Date applies and for purposes of calculating the percentage of disability retirement allowance payable pursuant to Section 4.04(b).

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(c)
Certain Absences to be Recognized as Benefit Service – Except as otherwise indicated below, the following periods of approved absence shall be recognized as Benefit Service and shall not be considered as breaks in Benefit Service:

(i)    The period of any leave of absence granted in respect of service with the armed forces of the United States on and after June 1, 1998, provided the Employee shall have returned to the service of the Company or an Associated Company in accordance with reemployment rights under applicable law and shall have complied with all of the requirements of such law as to reemployment, shall be recognized as Benefit Service for the purpose of meeting the eligibility requirements of the Plan for a standard early retirement allowance under Section 4.03 or a disability retirement allowance under Section 4.04 and shall not be considered as a break in Benefit Service nor be considered as Benefit Service for the purpose of computing the amount of any retirement allowance or vested benefit under the Plan. However, such leave of absence shall be included for the purposes of calculating the Benefit Service with respect to which the determination is made pursuant to Section 4.03(b) of whether a reduction for the commencement of benefits prior to Normal Retirement Date applies and for purposes of calculating the percentage of disability retirement allowance payable pursuant to Section 4.04(b).

(d)	All other Absences for Employees
(i)    No period of absence approved by the Company other than that specified in Section 2.02(c) above shall be recognized as Benefit Service for purposes of this Section 2.02.
(ii)    No other absence, other than the absence covered by the exception in clause (i) above, shall be recognized as Benefit Service for purposes of Section 2.02 and any such absence shall be considered as a break in Benefit Service for purposes of this Section 2.02.
If the Employee was eligible for a vested benefit under Section 4.05 at the time of a break in service, Benefit Service under Section 2.02(a) above before the employee’s absence shall be immediately recognized as Benefit Service for purposes of Section 2.02(a) above upon his or her return to service and Benefit Service under Section 2.02(b) and (c) above both before and after the Employee’s absence shall be immediately recognized as Benefit Service for purposes of Sections 2.02(b) and (c) above upon his or her return to service.
If the Employee was not eligible for a vested benefit under Section 4.05 at the time of a break in service, Benefit Service under Section 2.02(b) above shall begin from the date of the Employee’s return to the employ of the Company. However, any Benefit Service prior to June 1, 1998 rendered prior to such break in service shall be included as Benefit Service for purposes of Section 2.02(a) above and any Benefit Service on or after June 1, 1998, shall be included as Benefit Service for purposes of Section 2.02(b) and (c) above only at the time that the Member bridges his or her Eligibility Service in accordance with the provisions of Section 2.01(e).

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ARTICLE 3 – MEMBERSHIP

Any employee or former employee of Rayonier Inc. at the Port Angeles Pulp Mill, the Grays Harbor Pulp Mill or the Rayonier Research Center who is a participant in the Northwest Mills Plan as of May 31, 1998, shall become a Member of the Plan on June 1, 1998, but he or she shall not accrue any Eligibility Service or Benefit Service for purposes of this Appendix of the Plan unless he or she is employed by the Company or an Associated Company. Any former employee of Rayonier Inc. (or its predecessor ITT Rayonier Incorporated) at the Port Angeles Pulp Mill, the Grays Harbor Pulp Mill or the Rayonier Research Center (or its predecessor the Olympic Research Division) who is entitled to receive a pension benefit or disability benefit under the Northwest Mills Plan as of May 31, 1998, or his or her spouse or beneficiary, shall be eligible for and shall receive from this Plan benefits in the same amount and payable in accordance with the same terms as the pension benefit or disability benefit to which he or she was entitled under the Northwest Mills Plan as of May 31, 1998.

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ARTICLE 4 – BENEFITS

4.01	Normal Retirement Allowance

(b)	Benefit
Prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), the annual normal retirement allowance payable on a lifetime basis upon retirement at such Member’s Normal Retirement Date shall be equal to the Member’s Accrued Benefit.

4.02	Postponed Retirement Allowance

(b)
Benefit – Except as hereinafter provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), the annual postponed retirement allowance payable on a lifetime basis upon retirement at a Member’s Postponed Retirement Date shall be equal to the annual normal retirement allowance to which the Member would have been entitled under Section 4.01(b) had he or she retired on his or her Normal Retirement Date, increased by an amount which is the Equivalent Actuarial Value of the monthly payments which would have been payable with respect to each month in which he or she completed less than 40 Hours of Service. Any monthly payment determined under this Paragraph (b) with respect to any such month in which he or she completed less than 40 Hours of Service shall be computed as if the Member had retired on his or her Normal Retirement Date.

(c)
Benefit for Member in Active Service After He or She Attains Age 70½. In the event a Member’s retirement allowance is required to begin under Section 4.10 while the Member is in active service, the January 1 immediately following the calendar year in which the Member attained age 70½ shall be the Member’s Annuity Starting Date for purposes of this Article 4 and the Member shall receive a postponed retirement allowance commencing on that January 1 in an amount determined as if he or she had retired on such date. As of each succeeding January 1 prior to the Member’s actual Postponed Retirement Date and as of his or her actual Postponed Retirement Date, the Member’s retirement allowance shall be reduced by the Equivalent Actuarial Value of the total payments of his or her postponed retirement allowance made with respect to each month of continued employment in which he or she completed at least 40 Hours of Service and which were paid prior to each such recomputation, provided that no such reduction shall reduce the Member’s postponed retirement allowance below the amount of postponed retirement allowance payable to the Member immediately prior to the recomputation of such retirement allowance.

4.03	Standard Early Retirement Allowance

(a)
Eligibility – A Member who has not reached his or her Normal Retirement Date but has, prior to his or her termination of employment reached the 55th anniversary of his or her birth and completed 15 years of Benefit Service (as determined in accordance with Sections 2.02(a), (b) and (c)), is eligible to retire on a standard early retirement allowance on the first day of the calendar month next following termination of employment, which date shall be the Member’s Early Retirement Date.

(b)	Benefit – Except as hereinafter provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), the standard early retirement allowance shall be an allowance

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deferred to commence on the last day of the calendar month in which the Member’s Normal Retirement Date occurs and shall be equal to the Member’s Accrued Benefit. The Member may, however, elect to receive an early retirement allowance commencing on the last day of the calendar month in which his or her Early Retirement Date occurs or on the last day of any calendar month before his or her Normal Retirement Date specified in his or her later request therefor; provided, however, that in the event the Member:

(i)
was a participant of the Northwest Mills Plan while employed at the Rayonier Research Center location, terminated employment with the Company and Associated Companies, and had not attained age 62 and completed at least 20 years of Benefit Service (as determined in accordance with Sections 2.02(a), (b) and (c)) as of the date he or she terminated employment;

(ii)
was a participant of the Northwest Mills Plan while employed at the Grays Harbor Pulp Mill location, terminated employment with the Company and Associated Companies on or after March 16, 1989, and had not attained age 62 and completed at least 15 years of Benefit Service (as determined in accordance with Sections 2.02(a), (b) and (c)) as of the date he or she terminated employment;

(iii)
was a participant of the Northwest Mills Plan while employed at the Grays Harbor Pulp Mill location, terminated employment with the Company and Associated Companies prior to March 16, 1989, and had not met the age and service requirements for an unreduced early retirement benefit under the Northwest Mills Plan as in effect on the date he or she terminated employment;

(iv)
was a participant of the Northwest Mills Plan while employed at the Port Angeles Pulp Mill location, terminated employment with the Company and Associated Companies on or after December 14, 1989, and had not either attained age 62 and completed at least 15 years of Benefit Service or attained age 60 and completed at least 30 years of Benefit Service (as determined in accordance with Sections 2.02(a), (b) and (c)) as of the date he or she terminated employment; or

(v)
was a participant of the Northwest Mills Plan while employed at the Port Angeles Pulp Mill location, terminated employment with the Company and Associated Companies prior to December 14, 1989, and had not met the age and service requirements for an unreduced early retirement benefit under the Northwest Mills Plan as in effect on the date he or she terminated employment;

such retirement allowance shall be a reduced amount which, prior to adjustment in accordance with Sections 4.06(a) and 4.07(a) shall be equal to his or her Accrued Benefit reduced by 0.25% for each month by which the commencement date of his or her retirement allowance precedes his or her Normal Retirement Date.

4.04	Disability Retirement Allowance

(a)
Eligibility – A Member who has completed ten years of Benefit Service (determined in accordance with Sections 2.02(a), (b) and (c)) who incurs a Total and Permanent Disability is eligible to retire on a disability retirement allowance on the first day of the calendar month next following the date the Member is determined to be so disabled by the Plan Administration Committee based on qualified medical evidence, which date shall be the Member’s Disability Retirement Date.

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(b)
Benefit – Except as herein provided and prior to any adjustment in accordance with Section 4.07(b)(ii), the disability retirement allowance shall commence on the last day of the calendar month in which the Member’s Disability Retirement Date occurs and shall be equal to the Member’s Accrued Benefit multiplied by the percentage set forth below based on his or her years of Benefit Service (as determined in accordance with Sections 2.02(a), (b) and (c)):

Years of Benefit Service	Percentage

10	50%
11	60
12	70
13	80
14	90
15 or more	100
(The above percentages are to be interpolated to reflect fractional years of Benefit Service.)

Notwithstanding the preceding sentence, if a Member is awarded a Public Disability Benefit, the disability retirement allowance payable prior to his or her Normal Retirement Date shall be reduced by the amount of the Company-provided Public Disability Benefit. On and after the Member’s Normal Retirement Date, the disability retirement allowance, which shall be calculated without regard to any adjustment prior to the Member’s Normal Retirement Date made pursuant to Section 4.07(b)(ii), will be adjusted, if applicable, in accordance with Sections 4.06(a) and 4.06(b).

(c)
Benefit Discontinuance – In the event such Member’s disability retirement allowance is discontinued as herein provided and he or she is not restored to service as an employee, he or she shall be entitled to retire on a standard early retirement allowance as of the first day of the calendar month next following such discontinuance or to receive a vested benefit commencing on the last day of the month in which his or her Normal Retirement Date occurs, provided that, in the case of early retirement, at his or her Disability Retirement Date he or she had completed the eligibility requirements for the standard early retirement allowance. In either case, the standard early retirement allowance or vested benefit shall be computed on the basis of the Member’s Benefit Service as of the earlier of his or her Disability Retirement Date or June 1, 1998.

(d)
Medical Examination – Any Member who has not reached his or her Normal Retirement Date and who is claiming to be totally and permanently disabled may be required by the Company to submit to examination in a clinic or by a physician or physicians selected by the Company, and any question as to the existence of such disability shall be settled on the basis of all medical evidence. Should any Member in receipt of a disability retirement allowance refuse to submit to such medical examination, his or her disability retirement allowance shall be discontinued until his or her withdrawal of such refusal, and should his or her refusal continue for a year, all rights in and to the disability retirement allowance shall cease; provided, however, that he or she shall be entitled to have his or her disability retirement allowance restored, prior to his or her Normal Retirement Date, if, on the basis of a medical

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examination by a physician or physicians designated by the Company, the Company finds that he or she has again lost earning capacity because of the same disability.

4.05	Vested Benefit

(a)
Eligibility – A Member whose termination of employment with the Company and Associated Companies occurs on or after January 1, 1988 (January 1, 1989 with respect to a Member who was a participant of the Northwest Mills Plan while employed at the Rayonier Research Center location), shall be vested in, and have a nonforfeitable right to, his or her Accrued Benefit upon completion of five years of Eligibility Service. Notwithstanding the foregoing:

(i)
a Member who was a participant of the Northwest Mills Plan while employed at the Grays Harbor Pulp Mill location and whose employment with the Company and Associated Companies is terminated on or after January 11, 1993, for any reason other than death or retirement; or

(ii)
a Member who was a participant of the Northwest Mills Plan at the Port Angeles Pulp Mill location who is on the payroll of the Company on October 21, 1996, and who remains an hourly paid employee represented by Local 155, 161, 169 or 730 of the Association of Western Pulp and Paper Works until released by the Company;

shall be entitled to a vested benefit under the provisions of this Section 4.05 without regard as to whether he or she completed five years of Eligibility Service.

(b)
Benefit – Prior to adjustment in accordance with Sections 4.06(a) and 4.07(a)(iii), the vested benefit payable to a Member shall be a benefit deferred to commence on the last day of the month in which the former Member’s Normal Retirement Date occurs and shall be equal to the Member’s Accrued Benefit. On or after the date on which the former Member shall have reached the 55th anniversary of his or her birth, he or she may elect to receive a benefit commencing on the last day of any calendar month next following the 55th anniversary of his or her birth and prior to his or her Normal Retirement Date as specified in his or her request therefor, after receipt by the Plan Administration Committee of written application therefor made by the former Member and filed with the Plan Administration Committee. The preceding sentence shall not apply to (i) a former Member who was a participant of the Northwest Mills Plan while employed at the Rayonier Research Center location and who terminated employment from such location prior to January 1, 1989 with less than 15 years of Benefit Service, (ii) a former Member who was a participant of the Northwest Mills Plan while employed at the Port Angeles Mill location or the Grays Harbor Mill location and who terminated employment from such location prior to January 1, 1998, with less than 15 years of Benefit Service, or (iii) any former Member who terminated employment prior to January 1, 1976. Upon such earlier payment, the vested benefit otherwise payable at the former Member’s Normal Retirement Date will be reduced by 1/180th for each month up to 60 months by which the commencement date of such payments precedes his or her Normal Retirement Date and further reduced by 1/360th for each such month in excess of 60 months.

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4.06	Forms of Benefit Payment after Retirement

(a)	Automatic Form of Payment

(i)
Automatic Joint and Survivor Annuity – If a Member or former Member who is married on his or her Annuity Starting Date has not made an election of an optional form of payment as provided in Section 4.06(b), the retirement allowance or vested benefit payable to such Member or former Member commencing on his or her Annuity Starting Date shall automatically be adjusted to provide (A) a reduced benefit payable to the Member or former Member during his or her life equal to his or her benefit otherwise payable without optional modification computed in accordance with Section 4.01, 4.02, 4.03, 4.04 or 4.05, as the case may be, multiplied by the appropriate factor contained in Table 1 of Schedule I and (B) a benefit payable after his or her death to his or her surviving spouse equal to 50% of the reduced benefit payable to the Member or former Member.

(ii)
Automatic Life Annuity – If a Member or former Member is not married on his or her Annuity Starting Date, the retirement allowance or vested benefit computed in accordance with Section 4.01, 4.02, 4.03, 4.04 or 4.05, as the case may be, shall be paid to the Member or former Member in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death, unless the Member or former Member is eligible for and makes an election of an optional form of payment under Section 4.06(b).

(iii)
A married former Member entitled to, but not is receipt of, a retirement allowance or vested benefit as of August 23, 1984, who terminated service on or after September 2, 1974, but before January 1, 1976, may elect, during the period beginning on August 23, 1984, and ending on his or her Annuity Starting Date, to have his or her retirement allowance or vested benefit payable in accordance with the provisions of this Section 4.06(a).

(b)	Optional Forms of Payment

(i)
Life Annuity Option – Any Member or former Member who retires or terminates employment with the right to a retirement allowance or vested benefit may elect, in accordance with the provisions of Section 4.06(d), to provided that the retirement allowance payable to him or her under Section 4.01, 4.02, 4.03 or 4.04 or the vested benefit payable to him or her under Section 4.05 shall be in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death.

(ii)
Contingent Annuity Option – Any Member or former Member who retires or terminates employment with the right to a retirement allowance may elect, in accordance with the provisions of Section 4.06(d), to convert the retirement allowance payable to him or her under Section 4.01, 4.02, 4.03 or 4.04, as the case may be, into one of the following alternative options in order to provide that after his or her death, a lifetime benefit shall be payable to the person who, when the option became effective, was designated by him or her to be his or her contingent annuitant. The optional benefit elected shall be the Equivalent Actuarial Value of benefit otherwise payable without optional modification under 4.01, 4.02, 4.03 or 4.04.

Option 1.	A reduced retirement allowance payable during the Member’s or former Member’s life with the provision that after his or her death a benefit equal

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to 100% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

Option 2.
A reduced retirement allowance payable during the Member’s or former Member’s life with the provision that after his or her death a benefit equal to 50% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving spouse.

Option 3.
A reduced retirement allowance payable during the Member’s or former Member’s life with the provision that there will be some other benefit payable after his or her death; provided that the period during which payments are made shall not extend beyond the joint and last survivor expectancy of the Member and his or her contingent annuitant; and provided further that such benefit shall meet any additional requirements of Code Section 401(a)(9)(G) and the regulations thereunder as may be applicable.

(c)
Required Notice. No less than 30 days and no more than 180 days before his or her Annuity Starting Date, the Plan Administration Committee shall furnish to each Member or former Member a written explanation in non-technical language of the terms and conditions of the Automatic Joint and Survivor Annuity and the Automatic Life Annuity as described in Section 4.06(a) and the optional forms of benefits described in Section 4.06(b). Such explanation shall include (i) a general description of the eligibility conditions for, the material features of and the relative values of the optional forms of payment under the Plan, (ii) any rights the Member or former Member may have to defer commencement of his or her retirement allowance or vested benefit, (iii) the requirement for Spousal Consent as provided in Section 4.06(d) and (iv) the right of the Member or former Member, prior to his or her Annuity Starting Date to make and to revoke elections under Section 4.06.

(d)
Election of Options. A Member or former Member may, subject to the provisions of this Section 4.06(d), elect to receive his or her retirement allowance or vested benefit in any one of the optional forms of payment described in Section 4.06(b)(i), or in the case of a Member who retires under the provisions of Section 4.01, 4.02, 4.03 or 4.04, in one of the optional forms of payment described in Section 4.06(b)(ii), in lieu of the automatic forms of payment described in Section 4.06(a). Notwithstanding the preceding sentence, a Member who retired on a disability retirement allowance may only elect an optional form of payment under this Section 4.06 to take effect on his or her Normal Retirement Date. A married Member’s or a married former Member’s election of a Life Annuity form of payment under Section 4.06(b)(i) or any optional form of payment under Section 4.06(b)(ii), which does not provide for monthly payments to his or her spouse for life after the Member’s or former Member’s death, in an amount equal to at least 50% but not more than 100% of the monthly amount payable under that form of payment to the Member or former Member and which is not of Equivalent Actuarial Value to the Automatic Joint and Survivor Annuity described in Section 4.06(a)(i), shall be effective only with Spousal Consent; provided that such Spousal Consent to the election has been received by the Plan Administration Committee.

Any election made under Section 4.06(a) or Section 4.06(b) shall be made on a form approved by the Plan Administration Committee and may be made during the 180-day period ending on the Member’s Annuity Starting Date, but not prior to the date the Member or former Member receives the written explanation described in Section 4.06(c). Any such election shall become effective on the Member’s or former Member’s Annuity Staring Date, provided the appropriate form is filed with and received by the Plan Administration

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Committee and may not be modified or revoked after his or her Annuity Starting Date. Any election made under Section 4.06(a) or Section 4.06(b) after having been filed, may be revoked or changed by the Member or former Member only by written notice received by the Plan Administration Committee before his or her election becomes effective on his or her Annuity Starting Date. Any subsequent elections and revocations may be made at any time and from time to time during the 180-day period ending on the Member’s or former Member’s Annuity Starting Date. A revocation shall be effective when the completed notice is received by the Plan Administration Committee. A re-election shall be effective on the Member’s or former Member’s Annuity Starting Date. If, however, the Member or the spouse or the contingent annuitant designated in the election dies before the election has become effective, the election shall thereby be revoked.
Notwithstanding the provisions of Paragraph (c) above, a Member may, after having received the notice, affirmatively elect to have his or her retirement allowance or vested benefit commence sooner than 30 days following his or her receipt of the notice, provided all of the following requirements are met:
(i)    the Plan Administration Committee clearly informs the Member that he or she has a period of at least 30 days after receiving the notice to decide when to have his or her retirement allowance or vested benefit begin, and if applicable, to choose a particular optional form of payment;
(ii)    the Member affirmatively elects a date for his or her retirement allowance or vested benefit to begin, and if applicable, an optional form of payment, after receiving the notice;
(iii)    the Member is permitted to revoke his or her election until the later of his or her Annuity Starting Date or seven days following the day he or she received the notice;
(iv)    payment does not commence less than seven days following the day after the notice is received by the Member; and
(v)    in the event a Member who is scheduled to commence receipt of a retirement allowance prior to his or her Normal Retirement Date or who retires on a Normal or Postponed Retirement Date elects an Annuity Starting Date that precedes the date he or she received the notice (the “retroactive Annuity Starting Date”), the following requirements are met:

(A)	the Member’s benefit must satisfy the provisions of Code Sections 415 and 417(e)(3), both at the retroactive Annuity Starting Date and at the actual commencement date;

(B)
a payment equal in amount to the payments that would have been received by the Member had his or her benefit actually commenced on his retroactive Annuity Starting Date, plus interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually, shall be paid to the Member on his or her actual commencement date; and

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(C)
the Member elects within the 120 day period following the Member’s termination of employment with the Company and all Associated Companies to receive benefits as of a retroactive Annuity Starting Date.

(D)	Spousal Consent to the retroactive Annuity Starting Date is required for such election to be effective unless:

(I)
the amount of the survivor annuity payable to the spouse determined as of the retroactive Annuity Starting Date under the form elected by the Member is no less than the amount the spouse would have received under the Qualified Joint and Survivor Annuity if the date payments commence were substituted for the retroactive Annuity Starting Date; or

(II)	the Member is not married on the actual commencement date and the Member’s spouse on the retroactive Annuity Starting Date is not treated as his spouse under a qualified domestic relations order.

(e)	Delayed Commencement of Normal Retirement Allowance
(i)    In the event a Member who has retired or otherwise terminated employment with the Company and all Associated Companies prior to his Normal Retirement Date has not filed an election designating an Annuity Starting Date prior to the 91st day preceding his Normal Retirement Date, the Plan Administration Committee shall mail the notice described in Section 4.06(c) to the Member’s last known address as indicated on Plan records at least 30 days prior to the Member’s Normal Retirement Date. The Member’s Normal Retirement Date shall be deemed to be the Member’s Annuity Starting Date. In the absence of a benefit election filed by the Member prior to his Normal Retirement Date in accordance with the provisions of Section 4.06(d), distribution of the Member’s retirement allowance shall be deemed to commence to the Member on his Normal Retirement Date in the normal form applicable to the Member as determined on the basis of Plan records. Such payments shall be held in the Plan’s trust and deemed forfeited until claim has been made by the Member.
(ii)    In the event the Member subsequently files a claim for payment, payment shall commence to the Member as soon as practicable in the amount that would have been payable to the Member if payments had commenced on the Member’s Normal Retirement Date. In addition, one lump sum payment shall be paid to the Member equal to the sum of the monthly payments that the Member would have received during the period beginning on his Normal Retirement Date and ending with the month preceding his actual commencement date, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually. The amount of the monthly payments shall be determined as of the Member’s Normal Retirement Date on the basis of the actual form of payment in which the Member’s retirement allowance is payable under Section 4.06(a) or Section 4.06(b). The lump sum shall be paid on or as soon as practicable following the date the Member’s retirement allowance commences.
In the event a Member’s marital status used to compute the Member’s retirement allowance under Section 4.06(a) was not accurate, the amount of the Member’s

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retirement allowance payable under this Section 4.06(e) shall be adjusted to reflect the Member’s correct marital status.
(iii)    In the event a Member entitled to a retirement allowance under the provisions of Section 4.06(e)(i) above dies prior to the commencement of his retirement allowance, upon claim by the Member’s personal representative, or if none, his estate, one lump sum payment shall be paid to the claimant equal to the lump sum amount calculated under Section 4.06(e)(ii) above that would have been paid to the Member for the period commencing on the Member’s Normal Retirement Date and ending with the month prior to his death, plus interest on that amount at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan year in which interest is paid, compounded annually, from the Member’s Normal Retirement Date to the date of payment of the lump sum amount to the Member’s personal representative, or if none, to his estate.
(iv)    In the event a Member who is entitled to a retirement allowance under the provisions of Section 4.06(e)(i) above dies prior to commencement of his retirement allowance and is survived by a spouse to whom he was married on his Normal Retirement Date, the Member’s surviving spouse shall be entitled to the survivor portion of the Member’s retirement allowance under the provisions of Section 4.06(a)(i), assuming the Member commenced payment under Section 4.06(a)(i) effective on his Normal Retirement Date. Such survivor retirement allowance shall commence as soon as practicable following the surviving spouse’s claim for the retirement allowance. In addition, one lump sum payment shall be paid to the surviving spouse equal to the sum of the monthly payments the surviving spouse would have received for the month of the Member’s date of death through the month preceding the month in which the survivor retirement allowance commences, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period for each Plan Year in which interest is paid, compounded annually.
(v)    In the event a Member’s retirement allowance otherwise scheduled to commence on his Normal Retirement Date is delayed because the Plan Administration Committee is unable to locate the Member and the Plan Administration Committee does not mail the notice described in Section 4.06(c) at least 30 days prior to the Member’s Normal Retirement Date, the Plan Administration Committee shall commence payment within 60 days after the date the Member is located. Unless the Member elects an optional form of payment in accordance with the provisions of Section 4.06(b), payment shall commence in the normal form applicable to the Member on his or her Annuity Starting Date. The retirement allowance payable to the Member shall be of Equivalent Actuarial Value to the retirement allowance otherwise payable to the Member on his Normal Retirement Date.
In the event a Member whose retirement allowance is delayed beyond his or her Normal Retirement Date as described above dies prior to his or her Annuity Starting Date, and is survived by a spouse, the spouse shall be entitled to receive a survivor annuity under the provisions of Section 4.07(a)(ii) computed on the basis of the Equivalent Actuarial Value of the retirement allowance payable to the Member on his Normal Retirement Date.

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(vi)    Notwithstanding the provisions of Section 4.06(e)(v) above, a Member described in the preceding subparagraph whose retirement allowance will be paid in the form of an annuity may elect, in lieu of the retirement allowance otherwise payable under Section 4.06(e)(v) above, to receive:

(A)
a lump sum payment equal to the sum of the monthly payments the Member would have received from his Normal Retirement Date to his Annuity Starting Date, together with interest at the annual rate of interest on 30-year Treasury Securities published by the Commissioner of Internal Revenue in the calendar month preceding the applicable Stability Period applicable for each Plan Year in which interest is paid, compounded annually. The amount of the monthly payments shall be determined on the basis of the form of payment in which the Member’s retirement allowance is payable under Section 4.06(a), as applicable; and

(B)	a retirement allowance in the amount that would have been payable to the Member if payments had commenced on the Member’s Normal Retirement Date in the form elected by the Member.
An election under this Section 4.06(e)(vi) shall be subject to the notice and spousal consent requirements set forth in Section 4.06(d) applicable to the election of an optional form of payment.

(f)
If a Member dies after his or her Annuity Starting Date, any payment continuing on to his or her spouse or contingent annuitant shall be distributed at least as rapidly as under the method of distribution being used as of the Member’s date of death.

4.07	Survivor's Benefit Applicable Before the Annuity Starting Date

(a)	Automatic Pre-Retirement Spouse's Benefit
(i)    Automatic Pre-Retirement Spouse's Benefit Applicable Before Termination of Employment. The surviving spouse of a Member who has completed 5 years of Eligibility Service and who does not have an effective election of the optional Pre-Retirement Survivor’s Benefit under Section 4.07(b)(i) shall automatically receive a benefit payable under the automatic Pre-Retirement Spouse's Benefit of this Section 4.07(a)(i) in the event said Member should die after the effective date of coverage hereunder and before termination of employment. The benefit payable to the Member's spouse shall be equal to 50% of the benefit the Member would have received if the retirement allowance or vested benefit the Member was entitled to at his or her date of death had commenced as of the month next following the month in which his or her Normal Retirement Date would have occurred (or as of the month next following the month in which the Member's date of death occurred, if later) in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a)(i). Such benefit shall be payable for the life of the spouse commencing as of the month next following the month in which the Member's Normal Retirement Date would have occurred (or as of the month next following the month in which the Member's date of death occurred, if later). However, the Member's spouse may elect, by written application filed with the Plan Administration Committee, to have payments begin as of the last day of any calendar month following the month in which the former Member would have reached the 55th anniversary of his or her birth.

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If the Member’s spouse elects to commence payment of the automatic Pre-Retirement Spouse's Benefit prior to what would have been the Member's Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on the standard early retirement allowance or vested benefit to which the Member would have been entitled, had the Member elected to have payments commence to himself or herself on such earlier date in accordance with the provisions of Section 4.03(b) or Section 4.05(b).
However, if a Member had elected an optional form of payment under Section 4.06(b)(ii) within the 180-day period preceding his or her Annuity Starting Date, which provides for monthly payments to his or her spouse for life in an amount equal to at least 50% but not more that 100% of the monthly amount payable under the option for the life of the Member and such option is of Equivalent Actuarial Value to the Qualified Joint and Survivor Annuity, the amount of benefit payable to the spouse shall be based on the provisions of such optional form of payment, in lieu of the provisions of this Section 4.07(a)(i).
Coverage hereunder shall be applicable to a married Member in active service who has satisfied the eligibility requirements for a retirement allowance under Section 4.01(a), 4.02(a) or 4.03(a) or a vested benefit under Section 4.05(a) and shall become effective on the date the Member marries and shall cease on the earlier of (i) the date such active Member's marriage is legally dissolved by a divorce decree or (ii) the date such active Member's spouse dies.
(ii)    Automatic Pre-Retirement Spouse’s Benefit Applicable During Disability Retirement. The surviving spouse of a Member who is receiving a disability retirement allowance under Section 4.04 and who does not have an effective election of the optional Pre-Retirement Survivor’s Benefit under Section 4.07(b)(ii) shall automatically receive a benefit payable under the automatic Pre-Retirement Spouse’s Benefit of this Section 4.07(a)(ii) in the event said Member should die after the effective date of coverage thereunder and before Normal Retirement Date. The benefit payable to the Member’s spouse shall be equal to 50% of the benefit the Member was receiving prior to his or her date of death multiplied by the applicable factor in Table 1 of Schedule I based on the ages of the Member and his or her spouse on the Member’s date of death. Such benefit shall be payable for the life of the spouse commencing as of the month following the month of the Member’s death.
However, if a Member had elected an optional form of payment under Section 4.06(b)(ii) within the 180-day period preceding his or her Annuity Starting Date, which provides for monthly payments to his or her spouse for life in an amount equal to at least 50% but not more that 100% of the monthly amount payable under the option for the life of the Member and such option is of Equivalent Actuarial Value to the Qualified Joint and Survivor Annuity, the amount of benefit payable to the spouse shall be based on the provisions of such optional form of payment, in lieu of the provisions of this Section 4.07(a)(ii).
Coverage hereunder shall be applicable to a married Member who has satisfied the eligibility requirements for a disability retirement allowance under Section 4.04(a) and shall become effective on the date the Member marries and shall cease on the earlier of (i) the date such Member’s marriage is legally dissolved by a divorce decree, or (ii) the date such Member’s spouse dies.

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(iii)    Automatic Pre-Retirement Spouse's Benefit Applicable Upon Termination of Employment. In the case of a Member or former Member who is married and entitled to a standard early retirement allowance under Section 4.03 or a vested benefit under Section 4.05, the provisions of this Section 4.07(a)(iii) shall apply to the period between the date his or her services are terminated or the date, if later, the Member or former Member is married and his or her Annuity Starting Date, or other cessation of coverage as later specified in this Section 4.07(a)(iii).
In the event of a married Member’s or former Member's death during any period in which these provisions have not been waived or revoked by the Member or former Member and his or her spouse, the benefit payable to the Member’s or former Member's spouse shall be equal to 50% of the standard early retirement allowance or vested benefit the Member or former Member would have received as of the month next following the month in which his or her Normal Retirement Date would have occurred if he or she had elected to receive such benefit in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a).
The spouse's benefit shall be payable for the life of the spouse commencing as of the month in which the Member’s or former Member's Normal Retirement Date would have occurred. However, the Member’s or former Member's spouse may elect, by written application filed with the Plan Administration Committee, to have payments begin as of the last day of any calendar month following the month in which the Member or former Member would have reached the 55th anniversary of his or her birth (or his or her date of death, if later). If the Member’s or former Member's spouse elects to commence payment of this automatic Pre-Retirement Spouse's Benefit prior to what would have been the Member’s or former Member's Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on the standard early retirement allowance or vested benefit to which the Member or former Member would have been entitled, had the Member or former Member elected to have payments commence to himself or herself on such earlier date in accordance with the provisions of Section 4.03(b) or Section 4.05(b).
However, if a Member or former Member had elected an optional form of payment under Section 4.06(b)(ii) within the 180-day period preceding his or her Annuity Starting Date, which provides for monthly payments to his or her spouse for life in an amount equal to at least 50% but not more that 100% of the monthly amount payable under the option for the life of the Member and such option is of Equivalent Actuarial Value to the Qualified Joint and Survivor Annuity, the amount of benefit payable to the spouse shall be based on the provisions of such optional form of payment, in lieu of the provisions of this Section 4.07(a)(iii).
The vested benefit payable to a former Member whose spouse is covered under this Section 4.07(a)(iii) or, if applicable, the benefit payable to his or her spouse upon his or her death shall be reduced by the applicable percentages shown below. Such reduction shall apply to each month during which coverage is in effect for at least one day; provided, however, no reduction shall be made with respect to any period before the later of (1) the date the Plan Administration Committee furnishes the former Member the notice of his or her right to waive the automatic Pre-Retirement Spouse's Benefit or (2) the commencement of the election period specified in Section 4.07(c) below.

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ANNUAL REDUCTION FOR SPOUSE'S COVERAGE
AFTER TERMINATION OF EMPLOYMENT
OTHER THAN RETIREMENT

Age    Reduction

Less than 40    1/10 of 1% per year
40 but prior to 50    2/10 of 1% per year
50 but prior to 55    3/10 of 1% per year
55 but prior to 60    5/10 of 1% per year
60 but less than 65    1% per year

(b)
Optional Pre-Retirement Survivor’s Benefit. The term “Beneficiary” for purposes of this Section 4.07(b) shall mean any person named by the Member by written designation to receive benefits payable under the optional Pre-Retirement Survivor’s Benefit; provided, however, that for any married Member the term “Beneficiary” shall automatically mean the Member’s spouse and any prior designation to the contrary will be canceled, unless the Member, with Spousal Consent, designates otherwise. An election of a non-spouse Beneficiary by a married Member shall be effective only if accompanied by Spousal Consent and such Spousal Consent has been received by the Plan Administration Committee. The Plan Administration Committee shall resolve any questions arising hereunder as to the meaning of “Beneficiary” on a basis uniformly applicable to all Members similarly situated.

(i)    Optional Pre-Retirement Survivor’s Benefit in Active Service After Normal Retirement Date. A Member in active service after his or her Normal Retirement Date may elect a Pre-Retirement Survivor’s Benefit with a non-spouse Beneficiary pursuant to this Section 4.07(b)(i); provided, however, that if such Member is married, he or she must first make an effective waiver of the automatic Pre-Retirement Spouse’s Benefit under Section 4.07(a)(i) pursuant to Section 4.07(c).
In the event of a Member’s death during any period in which the Pre-Retirement Survivor’s Benefit provided in this Section 4.07(b)(i) is in effect, the benefit payable to the Member’s Beneficiary shall be equal to 50% of the retirement allowance the Member would have received on his or her date of death if he or she had elected to receive such benefit in the form of Option 2 under Section 4.06(b)(ii). The Pre-Retirement Survivor’s Benefit shall be payable for the life of the Beneficiary commencing on the last day of the month following the Member’s death.
(ii)    Optional Pre-Retirement Survivor’s Benefit During Disability. In the case of a Member retired due to disability under the provisions of Section 4.04, the provisions of this Section 4.07(b)(ii) shall apply to the period between his or her Disability Retirement Date and his or her Normal Retirement Date.
The Member may elect the optional Pre-Retirement Survivor’s Benefit under Option A, B or C below; provided, however, that a married Member may not elect Option A below with his or her spouse as Beneficiary.
Option A. The disability retirement allowance payable to the Member prior to his or her Normal Retirement Date shall be equal to the retirement allowance the Member would have received on his or her Disability Retirement

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Date if he or she had elected to receive such retirement allowance in the form of Option 2 under Section 4.06(b)(ii). In the event of the Member’s death during any period in which this Option A is in effect, the benefit payable during the life of, and to, his or her Beneficiary shall be equal to 50% of the Member’s disability retirement allowance calculated in accordance with the prior sentence, and shall commence on the last day of the month in which the Member’s date of death occurred.
Option B. The disability retirement allowance payable to the Member prior to his or her Normal Retirement Date shall be equal to the retirement allowance the Member would have received on his or her Disability Retirement Date if he or she had elected to receive such retirement allowance in the form of Option 1 under Section 4.06(b)(ii). In the event of the Member’s death during any period in which this Option B is in effect, the benefit payable during the life of, and to, his or her Beneficiary shall be equal to 100% of the Member’s disability retirement allowance calculated in accordance with the prior sentence, and shall commence on the last day of the month in which the Member’s date of death occurred.
Option C. The disability retirement allowance payable to the Member prior to his or her Normal Retirement Date shall be equal to the retirement allowance the Member would have received on his or her Disability Retirement Date if he or she had elected to receive such retirement allowance in the form of Option 3 under Section 4.06(b)(ii). In the event of the Member’s death during any period in which this Option C is in effect, the benefit payable during the life of, and to, his or her Beneficiary shall be equal to the percentage of the Member’s disability retirement allowance the Member elected to continue after his or her death calculated in accordance with the prior sentence, and shall commence on the last day of the month in which the Member’s date of death occurred.

(c)
The Plan Administration Committee shall furnish to each Member and former Member a written explanation which describes (i) the terms and conditions of the automatic Pre-Retirement Spouse's Benefit and the optional Pre-Retirement Survivor Benefit, (ii) the Member’s or former Member's right to make, and the effect of, an election to waive the automatic Pre-Retirement Spouse's Benefit and to elect the optional Pre-Retirement Survivor Benefit, (iii) the rights of the Member’s or former Member's spouse, and (iv) the right to make, and the effect of, a revocation of such a waiver. Such written explanation shall be furnished (A) to each Member in active service within the period beginning one year prior to his or her attainment of his or her Normal Retirement Date and ending one year after his or her attainment thereof, (B) to each Member or former Member who has terminated service before the first anniversary of the date he or she terminated service, and (C) to each Member eligible for a disability retirement allowance before his or her Disability Retirement Date, and shall be furnished to such Member or former Member even though he or she is not married.

The period during which the Member may made an election to waive the automatic Pre-Retirement Spouse’s Benefit provided under Section 4.07(a)(i) and to elect in lieu thereof the optional Pre-Retirement Survivor’s Benefit under Section 4.07(b)(i) shall begin no later than his or her Normal Retirement Date and end on his or her Annuity Starting Date, or if earlier, his or her date of death. The period during which the Member may make an election to

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waive the automatic Pre-Retirement Spouse’s Benefit provided under Section 4.07(a)(ii) and to elect in lieu thereof the optional Pre-Retirement Survivor’s Benefit under Section 4.07(b)(ii) shall begin no later than on the date he or she becomes disabled and end on his or her Disability Retirement Date. The period during which the former Member may make an election to waive the automatic Pre-Retirement Spouse's Benefit provided under Section 4.07(a)(iii) shall begin no later than the date his or her employment terminates and end on his or her Annuity Starting Date or, if earlier, his or her date of death. Any waiver, revocation or re-election of the automatic Pre-Retirement Spouse's Benefit shall be made on a form provided by the Plan Administration Committee and any waiver or revocation shall require Spousal Consent. If, upon termination of employment, the former Member waives coverage hereunder in accordance with administrative procedures established by the Plan Administration Committee for all Members similarly situated, such waiver shall be effective as of the former Member’s Severance Date. Any later re-election or revocation shall be effective when the completed form is received by the Plan Administration Committee. If a former Member dies during the period after a waiver is in effect, there shall be no benefits payable to his or her spouse under the provisions of this Section 4.07 unless an effective election under Section 4.07(b)(i) or (ii) is in effect and the spouse is the Beneficiary.
Except as described above in the event of a waiver or revocation, coverage under Section 4.07(a)(i), (ii) or (iii) shall cease to be effective upon a Member’s or former Member's Annuity Starting Date, or upon the date a Member’s or former Member's marriage is legally dissolved by a divorce decree, or upon the death of the spouse, whichever event shall first occur.
Coverage under Section 4.07(b)(i) shall cease to be effective upon a Member’s Annuity Starting Date, upon the death of the Beneficiary, or upon the marriage of the unmarried Member, whichever event shall first occur. Coverage under Section 4.07(b)(ii) shall cease to be effective upon a Member’s Annuity Starting Date, upon the death of the Beneficiary, upon the marriage of an unmarried Member, or upon the cessation of a Member’s Total and Permanent Disability, whichever event shall first occur.

(d)
Any election made under Section 4.07 (including any waiver or revocation thereof) shall be made on a form approved by and filed with the Plan Administration Committee and in accordance with the term “Beneficiary” as defined in this Section 4.07.

(e)
Notwithstanding the provisions of Section 4.07(a), a Member or former Member whose employment terminated on or after January 1, 1976, and prior to August 23, 1984, and who is entitled to a retirement allowance or vested benefit pursuant to the provisions of Section 4.03 or 4.05, but who is not yet in receipt thereof, may elect, on or after August 23, 1984, and prior to the commencement of such retirement allowance or vested benefit, to have the provisions of Section 4.07(a)(iii) apply to him or her.

4.10	Payment of Benefits

(a)
Unless otherwise provided under an optional benefit elected pursuant to Section 4.06, the survivor’s benefit available under Section 4.07 or the provisions of Section 4.10(e)(ii), all retirement allowances, vested benefits or other benefits payable will be paid in monthly installments for each month beginning with (i) the month in which the Member has reached his or her Normal Retirement Date and has retired from active service, (ii) the month in which a Member has reached his or her Postponed Retirement Date and retired from active service, (iii) the month next following the month in which a Member or former Member files

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a proper application requesting commencement of his or her vested benefit, standard early retirement allowance or disability retirement allowance, or (iv) the month in which benefits under an optional benefit under Section 4.06 or the survivor’s benefits under Section 4.07 become payable, whichever is applicable. Such monthly installments shall cease with the payment for the month preceding the month in which the recipient dies. In no event shall a retirement allowance or vested benefit be payable to a Member who continue in or resumes active service with the Company or an Associated Company for any period between his or her Normal Retirement Date and Postponed Retirement Date, except as provided in Sections 4.02(c) and 4.10(e).

(b)
Effective January  1, 1998, through March 27, 2005, in any case, a lump sum payment equal to the retirement allowance or vested benefit payable under Section 4.01, 4.02, 4.03, 4.04 or 4.05 or the Pre-Retirement Spouse’s Benefit payable under Section 4.07(a) multiplied by the appropriate factor contained in Table 3 of Schedule I shall be made in lieu of any retirement allowance or vested benefit payable to a Member or former Member or any Pre-Retirement Spouse’s Benefit payable to a spouse of a Member or a former Member, if the lump sum present value of such benefit amounts to $5,000 or less. In no event shall that adjustment factor produce a lump sum that is less than the amount determined by using the IRS Mortality Table and IRS Interest Rate. The lump sum payment shall be made as soon as administratively practicable following the date the Member has terminated employment or died, but in any event prior to the date his or her benefit payment would have otherwise commenced.

Effective March 28, 2005, a lump sum payment shall be made in lieu of all benefits in the event:
(i)    the Member’s Annuity Starting Date occurs on or after his Normal Retirement Date and the present value of his benefit determined as of his Annuity Starting Date amounts to $5,000 or less, or
(ii)    the Member’s Annuity Starting Date occurs prior to his Normal Retirement Date and the present value of his benefit determined as of his Annuity Starting Date amounts to $1,000 or less.
In determining the amount of a lump sum payment payable under this paragraph, the lump sum present value shall mean a benefit, in the case of a lump sum benefit payable prior to a Member's Normal Retirement Date, of equivalent value to the benefit which would otherwise have been provided commencing at the Member's Normal Retirement Date. The determination as to whether a lump sum payment is due shall be made as soon as practicable following the Member’s termination of service. Any lump sum benefit payable shall be made as soon as practicable following the determination that the amount qualifies for distribution under the provisions of Section 4.10 of this Appendix. In no event shall a lump sum payment be made following the date retirement benefit payments have commenced as an annuity.
Effective March 28, 2005, in the event the lump sum present value of a Member’s retirement allowance or vested benefit exceeds $1,000 but does not exceed $5,000, the Member may elect to receive a lump sum payment of such allowance or benefit. The election shall be made in accordance with such administrative rules as the Plan Administration Committee shall prescribe. The Member may elect to receive the lump sum payment as soon as practicable following his termination of employment or as of the first day of any later month that precedes his Normal Retirement Date. Spousal Consent to the Member’s election of the

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lump sum is not required. A Member who is entitled to elect a distribution under this paragraph shall not be entitled to receive payment in any other form of payment offered under the Plan.
Notwithstanding the preceding provisions of this Section 4.07, a lump sum payment shall be paid to the spouse in lieu of the monthly Pre-Retirement Spouse’s Benefit payable under Section 4.07(a) if the lump sum present value of the benefit amounts to $5,000 or less. The lump sum payment shall be made as soon as practicable following the determination that the amount qualifies for distribution under this Section. In no event shall a lump sum payment be made following the date payments have commenced to the surviving spouse as an annuity.
For purposes of this Section, the lump sum present value shall be determined by using the IRS Mortality Table and IRS Interest Rate.
In the event a Member is not entitled to any retirement allowance or vested benefit upon his termination of employment, he shall be deemed “cashed-out” under the provisions of this Section 4.10(b) as of the date he terminated service. However, if a Member described in the preceding sentence is subsequently restored to service, the provisions of Sections 3.06 of the Plan and Section 4.11 of this Appendix shall apply to him without regard to such sentence.

4.11	Reemployment of Former Member or Retired Member

(b)	Optional Forms of Pension Benefits. If the Member is reemployed, any previous election of an optional benefit under Section 4.06 or a survivor’s benefit under Section 4.07 shall be revoked.

(c)	Benefit Payments at Subsequent Termination or Retirement
(i)    In accordance with the procedure established by the Plan Administration Committee on a basis uniformly applicable to all Members similarly situated, upon the subsequent retirement of a Member in service after his or her Normal Retirement Date, payment of such Member’s retirement allowance shall resume no later than the third month after the final month during the reemployment period in which he or she completes at least 40 Hours of Service.
(ii)    Upon the subsequent retirement or termination of employment of a retired or former Member, the Plan Administration Committee shall, in accordance with rules uniformly applicable to all Members similarly situated, determine the amount of vested benefit or retirement allowance which shall be payable to such Member at such subsequent retirement or termination. Such vested benefit or retirement allowance shall be reduced by an amount of Equivalent Actuarial Value to the benefits, if any, other than disability retirement allowance payments, he or she received before the earlier of the date of his or her restoration to service or his or her Normal Retirement Date, provided that no such reduction shall reduce such vested benefit or retirement allowance below the original amount of vested benefit or retirement allowance earned but not received or the vested benefit or retirement allowance previously received by such Member in accordance with the terms of the Plan in effect during such previous employment, adjusted to reflect the election of any survivor’s benefits pursuant to Section 4.07(a)(iii).

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4.16	Minimum Adjusted Benefit

(a)
The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment on or after December 1, 1980, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Northwest Mills Plan as in effect on November 30, 1980, based on Benefit Service rendered up to and including November 30, 1980.

(b)
The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment from the Rayonier Research Center location on or after January 1, 1989, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Northwest Mills Plan as in effect on December 31, 1988, based on Benefit Service rendered up to and including December 31, 1988.

(c)
The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment from the Grays Harbor Mill location on or after March 16, 1989, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Northwest Mills Plan as in effect on March 15, 1989, bases on Benefit Service rendered up to and including March 15, 1989.

4.17	Special Provisions in the Event of Permanent Closure
In the event the Company ceases all operations and permanently closes the Grays Harbor Pulp Mill, the Port Angeles Pulp Mill or the Rayonier Research Center, or upon the complete and permanent closure of a major department within the Grays Harbor Pulp Mill or the Port Angeles Pulp Mill, a Member who is employed at such location who has at least 20 years of Benefit Service may elect, in lieu of the retirement allowance or vested benefit accrued on his or her account which would be payable to him or her commencing on his or her Normal Retirement Date, to receive the Equivalent Actuarial Value of such retirement allowance or vested benefit in a lump sum payment, provided he or she continues to work as scheduled until his or her permanent release by the Company on account of such closure. Such Equivalent Actuarial Value shall be determined on the basis of (a) the mortality table used to compute the factors set forth in Schedule I, and (b) the interest rate used by the Pension Benefit Guaranty Corporation in valuing immediate or deferred annuities, whichever is applicable, for single employer plans that terminated as of the date of such closure. The provisions of this Section 4.17 shall not apply in the case of a complete or partial termination of the Plan, unless the assets are sufficient to provide all benefits under Section 8.01(a).

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APPENDIX F
SCHEDULE I

I-1	Factors to be used with respect to Members who retire or terminate at the Port Angeles Pulp Mill location, subject to the provisions of Section 4.16(a) of this Appendix F.

I-2
Factors to be used with respect to Members who retire or terminate at the Rayonier Research Center location, subject to the provisions of Section 4.16(b) of this Appendix F, and Members who retire or terminate at the Grays Harbor Pulp Mill location, subject to the provisions of Section 4.16(c) of this Appendix F.

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